As filed with the Securities and Exchange Commission
                         on January 29, 1996
                 Registration No. 33-4038; 811-4614
                 SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549
                              FORM N-1A
        REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933   (_)


                    Post-Effective Amendment No. 28                (X)
                                 and
      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  (_)

                          Amendment No. 29                         (X)


                  (Check appropriate box or boxes)
                      ------------------------
                         NATIONS FUND, INC.
         (Exact Name of Registrant as specified in Charter)
                          111 Center Street
                     Little Rock, Arkansas 72201
    (Address of Principal Executive Offices, including Zip Code)
                    --------------------------
  Registrant's Telephone Number, including Area Code: (800) 321-7854
                         Richard H. Blank, Jr.
                          c/o Stephens Inc.
                          111 Center Street
                     Little Rock, Arkansas 72201
               (Name and Address of Agent for Service)
                           With copies to:
Robert M. Kurucza, Esq.                   Carl Frischling, Esq.
Marco E. Adelfio, Esq.                                Kramer, Levin, Naftalis,
Morrison & Foerster                                   Nessen, Kamin & Frankel
2000 Pennsylvania Ave., N.W., Suite 5500              919 Third Avenue
Washington, D.C.  20006                               New York, New York  10022


It is proposed that this filing will become effective (check appropriate box):
(_)   Immediately upon filing            (_)     on __________ pursuant to Rule
      pursuant to Rule 485(b); or                485(b), or

(X)   60 days after filing pursuant      (_)     on ___________ pursuant to Rule
      to Rule 485(a), or                         485(a)

(_)   75 days after filing pursuant      (_)     on (date) pursuant to paragraph
      to paragraph (a)(2)                        (a)(2) of Rule 485

If appropriate, check the following box:

(_) this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Registrant has registered an indefinite number of shares of its Common Stock, $.001 par value, under the Securities Act of 1933, pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. The Registrant filed the notice required by Rule 24f-2 for its most recent fiscal period ended May 31, 1995 on July 28, 1995.

                           EXPLANATORY NOTE



         Nations Fund, Inc. is filing this Post-Effective Amendment in order to add a Shareholder Administration Plan and a Shareholder Administration Agreement for the Trust B Shares.

                               NATIONS FUND, INC.
                              CROSS REFERENCE SHEET



Part A
Item No.                                                  Prospectus
 1.   Cover Page                                           Cover Page

 2.   Synopsis                                             Expenses Summary

 3.   Condensed Financial Information                      Financial Highlights; How Performance is Shown

 4.   General Description of Registrant                    Cover Page; Objectives; How Objectives are Pursued;
                                                            Organization and History

 5.   Management of the Fund                               How the Funds are Managed

 6.   Capital Stock and Other Securities                   How to Buy Shares; How the Funds Value Their Shares;
                                                            How Dividends and Distributions are Made; Tax
                                                            Information

 7.   Purchase of Securities Being Offered                 Cover Page; How to Buy Shares


 8.   Redemption of Repurchase                             How to Redeem Shares, How to Exchange Shares


 9.   Pending Legal Proceedings                            Inapplicable



Part B                                                    Statement of
Item No.                                                  Additional Information
10.   Cover Page                                           Cover Page

11.   Table of Contents                                    Table of Contents

12.   General Information and History                      Introduction

13.   Investment Objectives and Policies                   Additional Information on Fund Investments

15.   Control Persons and Principal Holders of             Miscellaneous
      Securities



16.   Investment Advisory and Other Services               Investment Advisory, Administration, Custody, Transfer
                                                           Agency, Shareholder Administration and Distribution
                                                           Agreements


17.   Brokerage Allocation  Other Practices                Fund Transactions and Brokerage

18.   Capital Stock and Other Securities                   Description of Shares

19.   Purchase, Redemption and Pricing of Securities       Net Asset Value; Distributor
      Being Offered

20.   Tax Status                                           Additional Information Concerning Taxes

21.   Underwriters                                         Distributor

22.   Calculations of Performance                          Additional Information on Performance

23.   Financial Statements                                 Not Applicable



Part C
Item No.                                                  Other Information
                                                           Information required
                                                           to  be  included  in
                                                           Part C is set  forth
                                                           under the appropriate
                                                           item, so numbered, in
                                                           Part   C   of   this
                                                           document.


                                     2



     Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.



PRELIMINARY PROSPECTUS SUBJECT TO COMPLETION DATED JANUARY 31, 1996

Prospectus


                                      TRUST B SHARES
                                    MARCH     , 1996



This Prospectus describes the investment portfolios listed in the column to the right (each a "Fund") of the Nations Fund Family ("Nations Fund" or "Nations
Fund Family"). This Prospectus describes one class of shares of each Fund -- Trust B Shares.



This Prospectus sets forth concisely the information about Nations Fund that a prospective purchaser of Trust B Shares should consider before investing.
Investors should read this Prospectus and retain it for future reference. Additional information about
Nations Fund Trust, Nations Fund, Inc. and Nations
Fund Portfolios, Inc. ("Nations Portfolios") is contained in separate Statements of Additional
Information ("SAIs"), which have been filed with the Securities and Exchange Commission (the "SEC") and are available upon request without charge by writing or calling Nations Fund at its address or telephone number shown below. The SAIs for Nations Fund Trust,
Nations Fund, Inc. and Nations Portfolios dated
September 30, 1995, September 30, 1995 and July 1,
1995, respectively, are incorporated by reference in their entirety into this Prospectus.



NationsBanc Advisors, Inc. ("NBAI") is the investment adviser to the Funds. TradeStreet
Investment Associates, Inc. ("TradeStreet") is sub-investment adviser to certain of the Funds and Nations Gartmore Investment Management ("Nations
Gartmore") is sub-investment adviser to the other
Funds. As used herein the "Adviser" shall mean NBAI, TradeStreet and/or Nations Gartmore as the context may require.



SHARES OF NATIONS FUND ARE NOT DEPOSITS OR OTHER
OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED
BY, NATIONSBANK, N.A. ("NATIONSBANK") OR ANY OF ITS
AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S.
GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE
CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER
GOVERNMENT AGENCY. AN INVESTMENT IN THE FUNDS
INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF
PRINCIPAL.



NATIONSBANK AND CERTAIN OF ITS AFFILIATES PROVIDE
CERTAIN OTHER SERVICES TO NATIONS FUND, FOR WHICH
THEY ARE COMPENSATED. STEPHENS INC., WHICH IS NOT
AFFILIATED WITH NATIONSBANK, IS THE SPONSOR AND
ADMINISTRATOR AND SERVES AS THE DISTRIBUTOR FOR
NATIONS FUND.

THESE SECURITIES HAVE NOT BEEN APPROVED OR
DISAPPROVED BY THE SECURITIES AND EXCHANGE
COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR
HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY
STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY
OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
TO THE CONTRARY IS A CRIMINAL OFFENSE.

EQUITY FUNDS:

Nations Value Fund
Nations Equity Income Fund
Nations International Equity Fund
Nations Emerging Markets Fund
Nations Pacific Growth Fund
Nations Capital Growth Fund
Nations Emerging Growth Fund
Nations Disciplined Equity Fund
Nations Equity Index Fund
BALANCED FUND:
Nations Balanced Assets Fund
BOND FUNDS:
Nations Short-Intermediate Government Fund
Nations Government Securities Fund
Nations Short-Term Income Fund
Nations Diversified Income Fund
Nations Strategic Fixed Income Fund

Nations Global Government Income Fund



                                                    For purchase, redemption and
                                                    performance information
                                                    call:
                                                    1-800-626-2275
                                                    Nations Fund
                                                    c/o Stephens Inc.
                                                    One NationsBank Plaza
                                                    33rd Floor
                                                    Charlotte, NC 28255
                                                    (Nations Fund Logo)


                            Table  Of  Contents

About The Funds
                            Expenses Summary                                   3


                            Objectives                                         5



                            How Objectives Are Pursued                         6



                            How Performance Is Shown                          18



                            How the Funds Are Managed                         18



                            Organization and History                          23


About Your
Investment


                            How to Buy Shares                                 25



                            Shareholder Administration Arrangements           25



                            How to Redeem Shares                              26



                            How to Exchange Shares                            26



                            How the Funds Value Their Shares                  27



                            How Dividends and Distributions Are Made; Tax
                            Information                                       27



                            Appendix A -- Portfolio Securities                29



                            Appendix B -- Description of Ratings              37




                            NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY
                            INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT
                            CONTAINED IN THIS PROSPECTUS, OR IN THE FUNDS' SAIS
                            INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH
                            THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN
                            OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST
                            NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY
                            NATIONS FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS
                            DOES NOT CONSTITUTE AN OFFERING BY NATIONS FUND OR
                            BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH
                            OFFERING MAY NOT LAWFULLY BE MADE.

                                                                              2

About The Funds

   Expenses Summary

Expenses are one of several factors to consider when investing in the Funds. The following tables summarize shareholder transaction and operating expenses for Trust B Shares of the Funds. The Examples show the cumulative expenses attributable to a hypothetical $1,000 investment in the Funds over specified periods.


NATIONS FUND EQUITY/BALANCED FUNDS TRUST B SHARES


SHAREHOLDER TRANSACTION EXPENSES



                                                            Nations                       Nations                       Nations
                              Nations        Nations        Inter-         Nations        Pacific        Nations       Emerging
                               Value         Equity        national       Emerging        Growth         Capital        Growth
                               Fund        Income Fund    Equity Fund   Markets Fund       Fund        Growth Fund       Fund
Sales Load Imposed on
  Purchases                       None           None           None           None           None           None           None
Deferred Sales Load               None           None           None           None           None           None           None

                              Nations        Nations
                            Disciplined      Equity         Nations
                              Equity          Index        Balanced
                               Fund           Fund        Assets Fund
Sales Load Imposed on
  Purchases                       None           None           None
Deferred Sales Load               None           None           None

ANNUAL FUND
OPERATING
EXPENSES
(as a percentage of
average net assets)



                                                            Nations                       Nations                       Nations
                              Nations        Nations        Inter-         Nations        Pacific        Nations       Emerging
                               Value         Equity        national       Emerging        Growth         Capital        Growth
                               Fund        Income Fund    Equity Fund   Markets Fund       Fund        Growth Fund       Fund

Management Fees1                  .75%           .70%           .90%          1.10%           .90%           .75%           .75%
Other Expenses1                   .67%           .75%           .70%          1.30%          1.30%           .67%           .70%
Total Operating Expenses1        1.42%          1.45%          1.60%          2.40%          2.20%          1.42%          1.45%

                              Nations        Nations
                            Disciplined      Equity         Nations
                              Equity          Index        Balanced
                               Fund           Fund        Assets Fund

Management Fees1                  .75%           .10%           .75%
Other Expenses1                   .75%           .80%           .70%
Total Operating Expenses1        1.50%           .90%          1.45%


1 After any waivers and reimbursements.

NATIONS FUND BOND FUNDS TRUST B SHARES

SHAREHOLDER TRANSACTION EXPENSES


                                                              Nations
                                                              Short-
                                                              Inter-           Nations          Nations          Nations
                                                              mediate        Government       Short-Term       Diversified
                                                            Government       Securities         Income           Income
                                                               Fund             Fund             Fund             Fund
Sales Load Imposed on Purchases                                   None             None             None             None
Deferred Sales Load                                               None             None             None             None


                                                              Nations
                                                             Strategic         Nations
                                                               Fixed           Global
                                                              Income         Government
                                                               Fund          Income Fund
Sales Load Imposed on Purchases                                   None             None
Deferred Sales Load                                               None             None


ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)



                                                              Nations
                                                              Short-
                                                              Inter-           Nations          Nations          Nations
                                                              mediate        Government       Short-Term       Diversified
                                                            Government       Securities         Income           Income
                                                               Fund             Fund             Fund             Fund

Management Fees1                                                  .40%             .50%             .30%             .50%
Other Expenses1                                                   .53%             .65%             .57%             .67%
Total Operating Expenses1                                         .93%            1.15%             .87%            1.17%



                                                              Nations
                                                             Strategic         Nations
                                                               Fixed           Global
                                                              Income         Government
                                                               Fund          Income Fund

Management Fees1                                                  .50%            0.70%
Other Expenses1                                                   .52%            0.95%
Total Operating Expenses1                                        1.02%            1.65%


1 After any waivers and reimbursements.

EXAMPLES:

You would pay the following expenses on a $1,000 investment in Trust B Shares of the indicated Fund, assuming (1) a 5% annual return and (2) redemption at the end of each time period.


                                                        Nations              Nations              Nations              Nations
                                                        Equity            International          Emerging              Pacific
                             Nations Value Fund       Income Fund          Equity Fund         Markets Fund          Growth Fund
1 Year                            $      14            $      15            $      16            $      24            $      22
3 Years                           $      45            $      46            $      50            $      75            $      69

                                   Nations
                                   Capital         Nations Emerging
                                 Growth Fund          Growth Fund
1 Year                            $      14            $      15
3 Years                           $      45            $      46



                                                        Nations                                   Nations        Nations Government
                             Nations Disciplined     Equity Index       Nations Balanced    Short- Intermediate      Securities
                                 Equity Fund             Fund              Assets Fund        Government Fund           Fund

1 Year                            $      15            $       9            $      15            $       9            $      12
3 Years                           $      47            $      29            $      46            $      30            $      37

                                   Nations
                              Short-Term Income   Nations Diversified
                                    Fund              Income Fund
1 Year                            $       9            $      12
3 Years                           $      28            $      37




                              Nations Strategic     Nations Global
                                Fixed Income       Government Income
                                    Fund                 Fund

1 Year                            $      10            $      17
3 Years                           $      32            $      52




The purpose of the foregoing tables is to assist an investor in understanding the various shareholder transaction and operating expenses that an investor in Trust B Shares will bear either directly or indirectly. The "Other Expenses" figures in the above tables are based on estimated amounts for each Fund's current fiscal year and reflect anticipated fee waivers and reimbursements. There is no assurance that any fee waivers and reimbursements will continue beyond the current fiscal year. If fee waivers and/or reimbursements are discontinued, the amounts contained in the "Examples" above may increase. Long-term shareholders in the Funds could pay more in sales charges than the economic equivalent of the maximum front-end sales charges applicable to mutual funds sold by members of the National Association of Securities Dealers, Inc. ("NASD"). For more complete descriptions of the Funds' operating expenses, see "How the Funds are Managed."



Absent fee waivers and reimbursements, "Management Fees," "Other Expenses" and "Total Operating Expenses" for Trust B Shares of the indicated Fund would have been as follows: Nations Value Fund -- .75%, .75% and 1.52%, respectively; Nations Equity Income Fund -- .70%, .85% and 1.55%, respectively; Nations International Equity Fund -- .90%, .80% and 1.70%, respectively; Nations Emerging Markets Fund -- 1.10%, 1.40% and 2.50%, respectively; Nations Pacific Growth Fund -- 0.90%, 1.40% and 2.30%, respectively; Nations Capital Growth Fund -- .75%, .77% and 1.52%, respectively; Nations Emerging Growth
Fund -- .75%, 80% and 1.55%, respectively; Nations Disciplined Equity
Fund -- .75%, .80% and 1.60%, respectively; Nations Equity Index Fund -- .50%,
 .90% and 1.00%, respectively; Nations Balanced Assets Fund -- .75%, .80% and 1.55%, respectively; Nations Short-Intermediate Government Fund -- .60%, .78% and 1.18%, respectively; Nations Government Securities Fund -- .64%, 90% and 1.40%, respectively; Nations Short-Term Income Fund -- .60%, .82% and 1.12%, respectively; Nations Diversified Income Fund -- .60%, .92% and 1.42%, respectively; Nations Strategic Fixed Income Fund -- .60%, .77% and 1.27%, respectively; and Nations Global Government Income Fund -- 0.70%, 1.20% and 1.90%, respectively.


THE FOREGOING SHOULD NOT BE CONSIDERED TO BE AN ACTUAL REPRESENTATION OF PAST OR FUTURE PERFORMANCE. ACTUAL EXPENSES AND RATES OF RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN.

   Objectives



EQUITY FUNDS:


NATIONS VALUE FUND: The Nations Value Fund's investment objective is to seek long-term capital growth with income a secondary consideration. The Fund invests under normal market conditions at least 65% of its total assets in common stocks.


NATIONS EQUITY INCOME FUND: The Nations Equity Income Fund's objective is to seek to provide high current income primarily through investments in equity securities (including convertible securities) having a relatively high current yield. Secondarily, equity securities will be selected which the Adviser believes have favorable prospects for increasing dividend income and/or capital appreciation.


NATIONS INTERNATIONAL EQUITY FUND: The Nations International Equity Fund's investment objective is to seek long-term growth of capital primarily by investing in marketable equity securities of established, non-United States issuers.

NATIONS EMERGING MARKETS FUND: The Nations Emerging Markets Fund's investment objective is to seek long-term capital growth. It seeks to achieve this objective by investing primarily in securities of companies that conduct their principal business activities in emerging markets. The Fund invests primarily in companies located in countries considered to have potential for rapid economic growth and that have a relatively low gross national product per capita compared to the world's major economies.

NATIONS PACIFIC GROWTH FUND: The Nations Pacific Growth Fund's investment objective is to seek long-term capital growth, with income a secondary consideration. It seeks to achieve this objective by investing primarily in securities of issuers that conduct their principal business activities in the Pacific Basin and the Far East (excluding Japan).


NATIONS CAPITAL GROWTH FUND: The Nations Capital Growth Fund's investment objective is to seek long-term capital appreciation by investing primarily in common stocks issued by companies that, in the judgment of the Adviser, have above average potential for capital appreciation. Over time, total return is likely to consist primarily of capital appreciation and secondarily of dividend and interest income.


NATIONS EMERGING GROWTH FUND: The Nations Emerging Growth Fund's investment objective is to seek capital appreciation by investing in equity securities of high quality emerging growth companies that are expected to have earnings growth rates superior to most publicly traded companies.


NATIONS DISCIPLINED EQUITY FUND: The Nations Disciplined Equity Fund's investment objective is to seek long-term capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in the common stocks of companies that are considered by the Adviser to have the potential for significant increases in earnings per share.


NATIONS EQUITY INDEX FUND: The investment objective of the Nations Equity Index Fund is to seek investment results that correspond, before fees and expenses, to the total return (i.e., the combination of capital changes and income) of common stocks publicly traded in the United States, as represented by the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500" or the "Index").1 The Fund is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial, and market analyses and investment judgment. Instead, the Fund, utilizing a "passive" or "indexing" investment approach, attempts to duplicate the performance of the S&P 500.

BALANCED FUND:

NATIONS BALANCED ASSETS FUND: The Nations Balanced Assets Fund's investment objective is total investment return through a combination of growth of capital and current income consistent with the preservation of capital. In seeking its objective, the Fund will use a disciplined approach of allocating assets primarily among three major asset groups: common stocks, fixed income securities, and cash equivalents.

BOND FUNDS:

NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND: The Nations Short-Intermediate Government Fund's investment objective is to seek as high a level of current income as is consistent with prudent investment risk. The Fund invests essentially all of its assets in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and in repurchase agreements relating to such obligations. Under normal market conditions, the Fund is expected to have an average dollar weighted maturity between two and seven years.

NATIONS GOVERNMENT SECURITIES FUND: The Nations Government Securities Fund's investment objective is to provide current income and preservation of capital. The Fund seeks to achieve its objective by investing prima-
1 "Standard & Poor's 500" is a registered service mark of Standard & Poor's
  Corporation, which does not sponsor and is in no way affiliated with the Nations Equity Index Fund.

rily in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

NATIONS SHORT-TERM INCOME FUND: The Nations Short-Term Income Fund's investment objective is to seek as high a level of current income as is consistent with prudent investment risk. The Fund invests primarily in investment grade corporate bonds and mortgage-backed bonds. Under normal market conditions, it is expected that the Fund will have an average dollar weighted maturity of three years or less. The Fund's investment program attempts to maintain a higher level of income than normally provided by money market instruments, and more price stability than investments in intermediate and long-term bonds. However, the value of the Fund's portfolio generally will vary inversely with changes in prevailing interest rates.

NATIONS DIVERSIFIED INCOME FUND: The Nations Diversified Income Fund's investment objective is to seek as high a level of current income as is consistent with prudent investment risk. The Fund invests primarily in a diversified portfolio of government and corporate fixed income securities.

NATIONS STRATEGIC FIXED INCOME FUND: The Nations Strategic Fixed Income Fund's investment objective is to maximize total investment return through the active management of fixed income securities. The Fund invests primarily in investment grade fixed income securities. The Fund may under normal market conditions invest in long-term, intermediate-term and short-term securities and has not placed any limitations on the duration of the portfolio.


NATIONS GLOBAL GOVERNMENT INCOME FUND: The Nations Global Government Income Fund's investment objective is to seek current income. Although the Fund emphasizes income when selecting investments, the potential for growth of capital also is considered. It seeks to achieve this objective by investing primarily in debt securities issued by governments, banks and supranational entities located throughout the world.



Although the Adviser will seek to achieve the investment objective of each Fund, there is no assurance that they will be able to do so. No single Fund should be considered, by itself, to provide a complete investment program for any investor. The net asset value of the shares of the Funds will fluctuate based on market conditions. Therefore, investors should not rely upon the Funds for short-term financial needs, nor are the Funds meant to provide a vehicle for participating in short-term swings in the stock market.


   How Objectives Are Pursued


EQUITY FUNDS:



NATIONS VALUE FUND: The Fund invests in stocks drawn from a universe of approximately 800 stocks monitored by the Adviser, which closely monitors these companies, rating them for quality and projecting their future earnings and dividends as well as other factors. To qualify for purchase, an issuer would normally have a market capitalization of $300 million or more and have average monthly trading volume of at least $10 million. These requirements are generally considered by the Adviser to be adequate to support normal purchase and sale activity without materially affecting prevailing market prices of the issuer's shares. The Adviser also analyzes key financial ratios that measure the growth, profitability, and leverage of such issuers that it believes will help maintain a portfolio of above-average quality.



Stocks are selected from this universe based on the Adviser's judgment of their total return potential. The Adviser buys stocks that it believes are undervalued relative to the overall stock market. The principal factor considered by the Adviser in making these determinations is the ratio of a stock's price-to-earnings relative to corresponding ratios of other stocks in the same industry or economic sector. The Adviser believes that companies with lower price/earnings ratios are more likely to provide better opportunities for capital appreciation. This "value" approach generally produces a dividend yield greater than the market average. The Adviser will attempt to temper risk by broad diversification among economic sectors and industries. Through this strategy, the Fund pursues above-average returns while seeking to avoid above-average risks. No industry will represent 25% or more of the Fund's portfolio at the time of purchase.


In addition to common stocks, the Fund also may invest in preferred stocks, securities convertible into common stock, and other types of securities having common stock characteristics (such as rights and warrants to purchase equity securities). Although the Fund invests primarily in publicly-traded common stocks of companies incorporated in the United States, the Fund may invest in securities of foreign issuers. See "Appendix A -- Foreign Securities." The Fund also may hold up to 20% of its total assets in U.S. Government Obligations, and investment grade bonds and other debt securities of domestic companies. Obligations with the lowest investment grade rating (e.g. rated "BBB" by Standard & Poor's Corporation ("S&P") or "Baa" by Moody's Investors Service, Inc. ("Moody's"), have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. Unrated obligations may be acquired by the Fund if they are determined by the Adviser to be of comparable quality at the time of purchase to rated obligations that may be acquired.


The Fund also may invest in various money market instruments. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant. For more information concerning these instruments and the Fund's investment practices, see "Appendix A."


NATIONS EQUITY INCOME FUND: The investment program of the Fund is based on several premises. First, the Adviser believes that, over time, dividend income can account for a significant component of the total return from equity investments. Over time, reinvested dividend income has accounted for approximately one-half of the total return of the Standard & Poor's 500 Stock Index ("S&P 500 Index"), a broad-based and widely used index of common stock prices. Second, dividends are normally a more stable and predictable source of return than capital appreciation. While the price of a company's stock generally increases or decreases in response to short-term earnings and market fluctuations, its dividends are generally less volatile. Finally, the Adviser believes that stocks which distribute a high level of current income tend to have less price volatility than those which pay below average dividends.


The Fund's equity investments will generally be made in companies which share some of the following characteristics:

(Bullet) above-average current dividend yields relative to the S&P 500 Index;

(Bullet) five years of stable or increasing dividends;

(Bullet) established operating histories; and

(Bullet) strong balance sheets and other favorable financial characteristics.


To achieve its objectives, the Fund, under normal circumstances, will invest at least 65% of its assets in income-producing common stocks, including securities convertible into or ultimately exchangeable for common stock (i.e., convertible bonds or convertible preferred stock), whose prospects for dividend growth and capital appreciation are considered favorable by the Adviser. The securities held by the Fund generally will be listed on a national exchange or, if not so listed, will usually have an established over-the-counter market.



In order to further enhance its income, the Fund also may invest its assets in fixed income securities (corporate, government, and municipal bonds of various maturities), preferred stocks and warrants. The Fund may invest in debt securities that are considered investment grade (e.g. securities rated in one of the top four investment categories by S&P or Moody's, or if not rated, are of equivalent investment quality as determined by the Adviser). Obligations rated in the lowest of the top four investment grade rating categories (e.g., rated "BBB" by S&P) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. The Fund also may invest up to 5% of its assets in debt securities that are rated below investment grade (e.g. rated "BB" by S&P), or if not rated, are of equivalent investment quality as determined by the Adviser. Non-investment-grade debt securities are sometimes referred to as "high yield bonds" or "junk bonds," tend to have speculative characteristics, generally involve more risk of principal and income than higher rated securities, and have yields and market values that tend to fluctuate more than higher quality securities. The Fund will invest in such high-yield debt securities only when the Adviser believes that the issue presents minimal credit risk. For a description of corporate debt ratings, see "Appendix B." Although the Fund invests primarily in securities of U.S. issuers, the Fund may invest 10% or more of its total assets in debt obligations of foreign issuers and stocks of foreign corporations. The Fund will treat foreign securities as illiquid unless there is an active and substantial secondary market for such securities.


The Fund may invest in various money market instruments. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant. For additional information concerning these instruments and the Fund's investment practices, see "Appendix A."

NATIONS INTERNATIONAL EQUITY FUND: The Fund intends to diversify investments broadly among countries and normally to invest in securities representing at least three different countries. The Fund may invest in countries located in the Far East and Western Europe as well as Australia, Canada, and other areas (including developing countries). Under unusual circumstances, however, the Fund may invest substantially all of its assets in one or two countries.


In seeking to achieve its objective, the Fund will invest at least 65% of its assets in common stocks of established non-United States companies that the Adviser believes have potential for growth of capital. The Fund also may invest up to 35% of its assets in any other type of security including: convertible securities; preferred stocks;

bonds, notes and other debt securities (including Eurodollar securities); and obligations of domestic or foreign governments and their political subdivisions.

The Fund also may invest in American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), American Depository Shares ("ADSs"), bonds, notes, other debt securities of foreign issuers, securities of foreign investment funds or trusts and real estate investment trust securities. For additional information concerning the Fund's investment practices, see "Appendix A."

NATIONS EMERGING MARKETS FUND: In seeking to achieve its objective, the Fund will invest under normal market conditions at least 65% of its total assets in securities of companies that conduct their principal business activities in emerging markets. A company will be considered to conduct its principal business activities in a country, market or region if it derives a significant portion (at least 50 percent) of its revenues or profits from goods produced or sold, investments made, or services performed in such country, market or region or has at least 50 percent of its assets situated in such country, market or region.

Equity securities of emerging market issuers may include common stocks, preferred stocks (including convertible preferred stocks) and warrants; bonds, notes and debentures convertible into common or preferred stock; equity interests in foreign investment funds or trusts and real estate investment trust securities. The Fund may invest in ADRs, Global Depositary Receipts ("GDRs"), EDRs, and ADSs of such issuers.


The Fund also may invest in other types of instruments, including debt obligations. Debt obligations acquired by the Fund will be rated investment grade at the time of purchase by Moody's or S&P or, if unrated, determined by the Adviser to be comparable in quality to instruments so rated. Obligations with the lowest investment grade rating (e.g., rated "Baa" by Moody's or "BBB" by S&P) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. See "Appendix B" for a description of these ratings designations.



The Fund is a diversified fund that intends, under normal market conditions, to invest in at least three different countries, although it may, from time to time, invest all of its assets in a single country. If the Fund invests all or a significant portion of its assets at any time in a single country, events occurring in such country are more likely to affect the Fund's investments. For additional information concerning risk, see "Special Risk Considerations Relevant to an Investment in the Nations International Equity Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund," below. When allocating investments among individual countries, the Adviser will consider various criteria, such as the relative economic growth potential of the various economies and securities markets, expected levels of inflation, government policies influencing business conditions and the outlook for currency relationships.



The Fund considers countries with emerging markets to include the following: (i) countries with an emerging stock market as defined by the International Finance Corporation; (ii) countries with low- to middle-income economies according to the International Bank For Reconstruction and Development (more commonly referred to as the World Bank); and (iii) countries listed in World Bank publications as developing. The Adviser seeks to identify and invest in those emerging markets that have a relatively low gross national product per capita, compared to the world's major economies, and which exhibit potential for rapid economic growth. The Adviser believes that investment in equity securities of emerging market issuers offers significant potential for long-term capital appreciation.


For defensive purposes, the Fund may temporarily invest substantially all of its assets in U.S. financial markets or in U.S. dollar-denominated instruments. See "Appendix A" below for additional information concerning the investment practices of the Fund.

NATIONS PACIFIC GROWTH FUND: The Fund seeks to achieve its objective by investing primarily in securities of issuers that conduct their principal business activities in the regions known as the Pacific Basin and the Far East. The Pacific Basin and Far East include Australia, Hong Kong, India, Indonesia, South Korea, Malaysia, New Zealand, Pakistan, the People's Republic of China, the Philippines, Singapore, Sri Lanka, Taiwan and Thailand and may include other markets that develop in the region. The Fund will not invest in securities of issuers that conduct their principal business activities in Japan.


The Fund will focus on equity securities, but may also invest in debt obligations. Such equity securities may include common stocks, preferred stocks (including convertible preferred stocks) and warrants; bonds, notes and debentures convertible into common or preferred stock; equity interests in foreign investment funds or trusts and real estate investment trust securities. Debt obligations acquired by the Fund will be rated investment grade at the time of purchase by Moody's or S&P or, if unrated, determined by the Adviser to be comparable in quality to instruments so rated. Obligations with the lowest investment grade rating (e.g., rated "Baa" by Moody's or "BBB" by S&P) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. See "Appendix B" for a description of these ratings designations.

In seeking to achieve its objective, the Fund will invest under normal market conditions at least 65% of its total assets in securities of issuers that conduct their principal business activities in countries of the Pacific Basin and Far East, except for Japan. Although the Fund may not invest in securities issued by companies that conduct their principal business activities in Japan, the Fund may invest in securities that are listed on a Japanese exchange.


The Fund is a diversified fund that intends, under normal market conditions, to invest in at least three different countries, although it may, from time to time, invest all of its assets in a single country. If the Fund invests all or a significant portion of its assets at any time in a single country, events occurring in such country are more likely to affect the Fund's investments. For additional information concerning risk, see "Special Risk Considerations Relevant to an Investment in the Nations International Equity Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund," below. When allocating investments among individual countries, the Adviser will consider various criteria, such as the relative economic growth potential of the various economies and securities markets, expected levels of inflation, government policies influencing business conditions and the outlook for currency relationships. The Fund may invest in ADRs, GDRs, EDRs, and ADSs.


For defensive purposes, the Fund may temporarily invest substantially all of its assets in U.S. financial markets or in U.S. dollar-denominated instruments. See "Appendix A" below for additional information concerning the investment practices of the Fund.

NATIONS CAPITAL GROWTH FUND: The investment philosophy of the Fund is based on the belief that companies with superior growth characteristics selling at reasonable prices will, over time, outperform the market. Therefore, the Fund will generally seek to invest in larger capitalization, high-quality companies which possess above average earnings growth potential.

The Fund's equity investments will generally be made in companies which share some of the following characteristics:

(Bullet) above average earnings growth relative to the S&P 500 Index;

(Bullet) established operating histories, strong balance sheets and favorable financial characteristics; and

(Bullet) above average return on equity relative to the S&P 500 Index.

In addition, the Fund's investment program enables it to invest in the following companies that comprise the equity markets:

(Bullet) companies that generate or apply new technologies, new and improved distribution techniques, or new services, such as those in the business equipment, electronics, specialty merchandising and health service industries;
(Bullet) companies that own or develop natural resources, such as energy exploration companies;
(Bullet) companies that may benefit from changing consumer demands and lifestyles, such as financial service organizations and telecommunication companies;
(Bullet) foreign companies, including those in countries with more rapid economic growth than the U.S.;
(Bullet) companies whose earnings growth is projected at a pace in excess of the average company (I.E., growth companies); and (Bullet) companies whose earnings are temporarily depressed and are currently out of favor with most investors.


In seeking capital growth, the Fund looks for companies whose securities appear to present a favorable relationship between market price and opportunity. These may include securities of companies whose fundamentals or products may be of only average promise. Market misconceptions, temporary bad news and other factors may cause a security to be out of favor in the stock market and to trade at a price below its potential value. These undervalued securities can provide the opportunity for above average market performance. Through intensive research, visits to many companies each year, and efficient response to changing market conditions, the Adviser seeks to make the most of the Fund's flexible charter.


Under normal market conditions, the Fund invests at least 65% of its total assets in common stocks. In addition to common stocks, the Fund also may invest in preferred stocks, securities convertible into common stocks and other types of securities having common stock characteristics (such as rights and warrants to purchase equity securities). Although the Fund invests primarily in publicly traded common stocks of companies incorporated in the United States, the Fund may invest 10% or more of its total assets in securities of foreign issuers. See "Appendix A -- Foreign Securities."

The Fund also may invest in various money market instruments. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant. For additional information concerning these instruments and the Fund's investment practices, see "Appendix A."


NATIONS EMERGING GROWTH FUND: The Fund will invest in common stocks and securities convertible into common stocks selected from a universe of emerging growth companies monitored by the Adviser. Most of the companies will have revenues between $50 million and $1.5 billion and a debt ratio of less than 50% of capitalization. The universe focuses on companies with above average earnings growth rates and profit margins, yet the portfolio may include positions of special situation companies whose growth is expected to accelerate. These companies are believed to offer significant opportunities for capital appreciation and the Adviser will attempt to identify these opportunities before their potential is recognized by investors in general.



In selecting industries and companies for investment, the Adviser will consider overall growth prospects, financial condition, competitive position, technology, research and development, innovative products, marketing expertise, productivity, labor costs, raw material costs and sources, profit margins, return on investment, structural changes in local economies, capital resources, the degree of governmental regulation or deregulation, management and other factors.


Under normal market conditions, the Fund invests at least 65% of its total assets in common stocks. The Fund also may invest in various money market instruments. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant. For additional information concerning these instruments and the Fund's investment practices, see "Appendix A."

The volatility of emerging growth stocks is higher than that of larger companies. Many of these stocks trade over the counter and may not have widespread interest among institutional investors. These securities may have larger potential for gains but also carry more risk if unexpected company developments adversely affect the stock prices. To help reduce risk, the Fund is diversified and typically invests in 75 to 100 companies which represent a broad range of industries and sectors, both in the United States and abroad.


NATIONS DISCIPLINED EQUITY FUND: The investment philosophy of the Fund is based on the premise that companies with positive earnings trends also should experience positive trends in their share price. Based on this philosophy, the Fund invests primarily in the common stocks of companies that the Adviser believes are likely to experience significant increases in earnings. By pursuing this investment philosophy, the Fund seeks to provide investors with long-term capital appreciation which exceeds that of the S&P 500 Index.



In selecting stocks for purchase by the Fund, the Adviser utilizes quantitative analysis supported by fundamental research. This approach seeks to identify companies that have experienced positive historical earnings trends, as evidenced by earnings forecasts issued by investment banks, broker/dealers and other investment professionals. The Adviser believes that companies experiencing such earnings trends have the potential to generate significant increases in per share earnings. The Adviser also believes that companies with increasing earnings should experience positive trends in their stock price. Although the Fund seeks to invest in companies with increasing earnings, the Fund's investment objective focuses on long-term capital appreciation; income is not an objective of the Fund.


Under normal market conditions, the Fund invests at least 65% of its total assets in common stocks of domestic issuers. With respect to the remainder of the Fund's assets, the Fund may invest in a broad range of equity and debt instruments, including preferred stocks, securities (debt and preferred stock) convertible into common stock, warrants and rights to purchase common stocks, options, U.S. government and corporate debt securities and various money market instruments. The Fund will invest primarily in medium- and large-sized companies (I.E. companies with market capitalizations of $500 million or greater) that are determined to have favorable price/earnings ratios. The Fund also may invest in securities issued by companies with market capitalizations of less than $500 million. The volatility of small-capitalization stocks is typically greater than that of larger companies. To help reduce risk, the Fund will invest in the securities of companies representing a broad range of industries and economic sectors.


The Fund's investments in debt securities, including convertible securities, will be limited to securities rated investment grade (E.G. securities rated in one of the top four investment categories by a nationally recognized statistical rating organization or, if not rated, are of equivalent quality as determined by the Adviser). Obligations rated in the lowest of the top four investment grade rating categories have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations.


The Fund may invest in foreign securities. Investments in foreign securities involve risks that are different in some respects from investments in securities of U.S. issuers, such as the risk of fluctuations in the value of the currencies in which they are denominated. See "Appendix A -- Foreign Securities." For temporary defensive purposes if market conditions warrant, the Fund may invest without limitation in preferred stocks, investment grade debt instruments and money market instruments.


NATIONS EQUITY INDEX FUND: Under normal conditions, the Fund will invest at least 80% of its assets in equity securities of companies which compose the S&P 500 Index. The S&P 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. Different stocks have different weightings in the Index, depending on the amount of stock outstanding and its current price. In seeking to duplicate the performance of the S&P 500 Index, the Adviser will attempt to allocate the Fund's portfolio among common stock in approximately the same weightings as the S&P 500 Index, beginning with the heaviest weighted stocks that make up a larger portion of the Index's value.


The Adviser generally will seek to match the composition of the S&P 500 Index as much as possible, but may not always invest the Fund's portfolio to mirror the Index exactly. Because of the difficulty and expense of executing relatively small stock transactions, the Fund may not always be invested in the less heavily weighted S&P 500 Index stocks and may at times have its portfolio weighted differently from the S&P 500 Index. The Fund may omit or remove an S&P 500 Index stock from its portfolio if, following objective criteria, the Adviser judges the stock to be insufficiently liquid or believes the merit of the investment has been substantially impaired by extraordinary events or financial conditions. The Adviser may purchase stocks that are not included in the S&P 500 Index to compensate for these differences if it believes that their prices will move together with the prices of S&P 500 Index stocks omitted from the portfolio.



Under normal conditions, the Adviser will attempt to invest as much of the Fund's assets as is practical in common stocks. However, the Fund will maintain a reasonable position in high-quality short-term debt securities and money market instruments to meet redemption requests. If the Adviser believes that market conditions warrant a temporary defensive posture, the Fund may invest without limitation in high-quality short-term debt securities and money market instruments. These securities and money market instruments may include domestic and foreign commercial paper, certificates of deposit, bankers' acceptances and time deposits, U.S. government securities and repurchase agreements.


The Fund may also invest a portion of its portfolio in instruments whose return depends on stock market prices. These may include debt securities whose prices or interest rates are indexed to the return of the S&P 500 Index, or swap agreements linked to the S&P 500 Index, and options and futures contracts. The Fund would invest in these types of instruments in order to seek to match the total return of the Index in accordance with its investment objective. However, instruments linked to stock market returns may not track the return of the Index in all cases, and may involve additional credit risks. For additional information concerning the Fund's investment practices, see "Appendix A."

ABOUT THE INDEX: The S&P 500 Index is composed of 500 common stocks, which are chosen by S&P on a statistical basis to be included in the Index. The inclusion of a stock in the S&P 500 Index in no way implies that S&P believes the stock to be an attractive investment. The Index is determined, composed and calculated by S&P without regard to the Fund. S&P is neither a sponsor of, nor in any way affiliated with the Fund, and S&P makes no representation or warranty, expressed or implied on the advisability of investing in the Fund or as to the ability of the Index to track general stock market performance, and S&P disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Index or any data included therein. "Standard and Poor's 500" is a service mark of S&P.

The 500 securities, most of which trade on the New York Stock Exchange, represented, as of February 28, 1995, approximately 70% of the market value of all U.S. common stocks. Each stock in the S&P 500 Index is weighted by its market value. Because of the market-value weighting, the 50 largest companies in the S&P 500 Index currently account for approximately 47% of the Index. Typically, companies included in the S&P 500 Index are the largest and most dominant firms in their respective industries. As of February 28, 1995, the five largest companies in the Index were: General Electric (2.6%), Exxon Corporation (2.2%), American Telephone & Telegraph (2.2%), Coca-Cola (2.0%) and Royal Dutch/Shell (1.7%). The largest industry categories were telephone companies (8.2%), pharmaceuticals (5.8%), financial institutions (5.4%), retail (5.1%) and producer goods (5.0%).

GENERAL: Each Equity Fund may invest in certain specified derivative securities, including: exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and U.S. and foreign exchange-traded financial futures approved by the Commodity Futures Trading Commission ("CFTC") and options thereon for market exposure risk management. Each Equity Fund may lend its portfolio securities to qualified institutional investors. Each Equity Fund (except the Nations Equity Index Fund) also may invest in restricted, private placement and other illiquid securities, real estate investment trust securities and securities issued by other investment companies, consistent with the Fund's investment objective and policies.

BALANCED FUND:


NATIONS BALANCED ASSETS FUND: In pursuing the Fund's objective, the Adviser will allocate the Fund's assets based upon its judgment of the relative valuation and the expected returns of the three major asset groups in which the Fund principally invests: common stocks, fixed income securities and cash equivalents. In assessing relative value and expected returns, the Adviser will evaluate current economic and financial market conditions (both domestically and internationally), current interest rate trends, earnings and dividend prospects for common stocks, and overall financial market stability. In general, the Adviser believes that common stocks typically offer the best opportunity for long-term capital appreciation, and that high quality companies with above average earnings growth and return on equity offer the best growth prospects among common stocks.


The Fund invests in common and preferred stocks of U.S. corporations and of foreign issuers, as well as securities convertible into common stocks, and other types of securities having common stock characteristics (such as rights and warrants to purchase equity securities) that meet the Adviser's stringent criteria. The stocks are primarily those of seasoned, financially strong U.S. companies with records of above-average earnings growth and above-average capital growth potential. No industry will represent 25% or more of the Fund's portfolio at the time of purchase.



The Fund also will invest in government, corporate and mortgage-backed securities (see "Appendix A -- Asset-Backed Securities"). Most obligations acquired by the Fund will be issued by companies or governmental entities located within the United States. Debt obligations acquired by the Fund will be rated investment grade at the time of purchase by S&P, Moody's, Duff & Phelps Credit Rating Co. ("D&P"), Fitch Investors Service, Inc. ("Fitch"), IBCA Limited or its affiliate IBCA Inc. (collectively "IBCA") or Thomson BankWatch, Inc. ("BankWatch"), or, if unrated, determined by the Adviser to be comparable in quality to instruments so rated. S&P, Moody's, D&P, Fitch, IBCA and BankWatch are the six Nationally Recognized Statistical Rating Organizations (collectively, "NRSROs"). Obligations with the lowest investment grade rating (e.g. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. See "Appendix B" for a description of these ratings designations. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. Unrated obligations may be acquired by the Fund if they are determined by the Adviser to be of comparable quality at the time of purchase to rated obligations that may be acquired. Under normal circumstances, at least 25% of the total value of the Fund's assets will be invested in fixed income securities.


Although the Fund invests primarily in securities of U.S. issuers, the Fund may invest 10% or more of its total assets in debt obligations of foreign issuers and stocks of foreign corporations. See "Appendix A -- Foreign Securities."

The Fund also may invest in various money market instruments. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant. For more information concerning these instruments, see "Appendix A."

The Fund also may invest in certain specified derivative securities, including: interest rate swaps, caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and CFTC-approved U.S. and foreign exchange-traded financial futures and options thereon for market exposure risk management. The Fund may lend its portfolio securities to qualified institutional investors and engage in dollar roll transactions. The Fund also may invest in restricted, private placement and other illiquid securities, and may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies. See "Appendix A" below for additional information concerning the investment practices of this Fund.

BOND FUNDS:

NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND: The Nations Short-Intermediate Government Fund invests substantially all of its assets in U.S. Government Obligations and repurchase agreements relating to such obligations. U.S. Government Obligations have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of the Fund. The value of the Fund's portfolio generally will vary inversely with changes in prevailing interest rates.

Certain government securities that have variable or floating interest rates or demand or put features may be deemed to have remaining maturities shorter than their nominal maturities for purposes of determining the average weighted maturity of the Fund. See "Investment Objectives and Policies" in the Fund's SAI. See "Appendix A" below for additional information concerning the investment practices of this Fund.

NATIONS GOVERNMENT SECURITIES FUND: Under normal circumstances, substantially all, and in any event, at least 65% of the Fund's assets, will be invested in U.S. Government Obligations. U.S. Government Obligations include Treasury Obligations, which differ only in their interest rates, maturities and times of issuance. U.S. Government Obligations also include obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities, some of which are backed by the full faith and credit of the U.S. Treasury, such as direct pass-through certificates of the Government National Mortgage Association ("GNMA"); some of which are supported by the right of the issuer to borrow from the U.S. Government, such as obligations of Federal Home Loan Banks; and some of which are backed only by the credit of the issuer itself, such as obligations of the Fed-eral National Mortgage Association ("FNMA"). For a more detailed description of the investment practices of this Fund, see "Appendix A -- U.S. Government Obligations" and "Asset Backed Securities."

Although changes in the value of securities subsequent to their acquisition are reflected in the net asset value of the Fund's shares, such changes will not affect the income received by the Fund from such securities. However, since available yields vary over time, no specific level of income can ever be assured. The dividends paid by the Fund will increase or decrease in relation to the income received by the Fund from its investments, which will in any case be reduced by the Fund's expenses before being distributed to the Fund's shareholders. The value of the Fund's portfolio generally will vary inversely with changes in prevailing interest rates.


The Fund also may hold or invest in short-term U.S. Government obligations, "high quality" money market instruments (I.E., those within the two highest rating categories or unrated instruments deemed by the Adviser to be of comparable quality), repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These investments may be in such proportion as, in the Adviser's opinion, existing circumstances warrant.



NATIONS SHORT-TERM INCOME FUND: In pursuing its investment objective, the Nations Short-Term Income Fund may invest in a broad range of debt obligations such as U.S. Government Obligations; corporate debt obligations, including bonds, notes and debentures rated investment grade by one of the six NRSROs, or, if not so rated, determined by the Adviser to be of comparable quality to instruments so rated; dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments (see "Appendix
A -- Foreign Securities"); and mortgage-related securities of governmental issuers, including GNMA, FNMA and the Federal Home Loan Mortgage Corporation ("FHLMC"), or of private issuers, including mortgage pass-through certificates, collateralized mortgage obligations or "CMOs", real estate investment trust securities or mortgage-backed bonds; other Asset-Backed Securities rated by one of the six NRSROs, or, if not so rated, determined by the Adviser to be of comparable quality to instruments so rated. (For more information concerning Asset Backed Securities, including Mortgage-Backed Securities, see "Appendix
A -- Asset Backed Securities.")



The Fund will invest, under normal market conditions, at least 65% of the total value of its assets in investment grade corporate bonds and mortgage-backed bonds. Most obligations acquired by the Fund will be issued by companies or governmental entities located within the United States. Debt obligations acquired by the Fund generally will be rated investment grade at the time of purchase by D&P, Fitch, S&P, Moody's, IBCA or BankWatch, or, if unrated, determined by the Adviser to be comparable in quality to instruments so rated. Obligations rated in the lowest of the top four investment grade rating categories (e.g. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. See "Appendix B" below for a description of these rating designations.



The Fund also may hold or invest in short-term U.S. Government obligations, "high quality" money market instruments (I.E., those within the two highest rating categories or unrated instruments determined by the Adviser to be of comparable quality), repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These investments may be in such proportions as, in the Adviser's opinion, prevailing market or economic conditions warrant.


Although the Fund invests primarily in securities of U.S. issuers, the Fund may invest 10% or more of its assets in securities of foreign issuers. See "Appendix A" below for additional information concerning the investment practices of this Fund.


NATIONS DIVERSIFIED INCOME FUND: In pursuing its investment objective, the Nations Diversified Income Fund may invest in a broad range of corporate convertible and non-convertible debt obligations such as fixed and variable rate bonds; obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; dollar-denominated and non-dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments (see "Appendix A -- Foreign Securities"); mortgage-backed securities of governmental issuers, including GNMA, FNMA and FHLMC, or of private issuers, including mortgage pass-through certificates, CMOs, real estate investment trust securities or mortgage-backed bonds; other asset-backed securities rated by one of the six NRSRO's, or if not so rated, determined by the Adviser to be of comparable quality. (For more information concerning Asset Backed Securities, including Mortgage-Backed Securities, see "Appendix A -- Asset Backed Securities.") In pursuing its investment objective, the Fund also may invest in dividend-paying convertible and non-convertible preferred and common stocks.


Under normal market conditions, the Fund will invest at least 65% of the total value of its assets in fixed income securities, such as government, government agency and corporate bonds. Most obligations acquired by the Fund will be issued by companies or governmental entities located within the United States. Not less than 65% of the debt obligations acquired by the Fund will be rated investment grade at the time of purchase by D&P, Fitch, S&P, Moody's, IBCA or BankWatch, or, if unrated, determined by the Adviser to be comparable in quality to instruments so rated. Obligations rated in the lowest of the top four investment grade rating categories (e.g. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations.



Up to 35% of the total value of the Fund's assets may be invested in lower-quality fixed income securities rated "B" or better by Moody's or S&P, or if not so rated, determined by the Adviser to be of comparable quality. Securities which are rated "B" generally lack characteristics of the desirable investment, and assurance of interest and principal payment over any long period of time may be limited. Non-investment-grade debt securities are sometimes referred to as "high yield bonds" or "junk bonds," tend to have speculative characteristics, generally involve more risk of principal and income than higher rated securities, and have yields and market values that tend to fluctuate more than higher quality securities. See "Appendix A -- Lower-Rated Debt Securities."



Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. See "Appendix B" below for a description of these rating designations.



The Fund may hold or invest in short-term U.S. Government obligations, "high quality" money market instruments (i.e., those within the two highest rating categories or unrated instruments deemed by the Adviser to be of comparable quality), repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These investments may be in such proportions as, in the Adviser's opinion, existing circumstances warrant.


Although the Fund invests primarily in securities of U.S. issuers, the Fund may invest 10% or more of its total assets in securities of foreign issuers. The value of the Fund's portfolio generally will vary inversely with changes in prevailing interest rates. See "Appendix A" below for additional information concerning the investment practices of this Fund.


NATIONS STRATEGIC FIXED INCOME FUND: In pursuing its investment objective, the Nations Strategic Fixed Income Fund may invest in corporate convertible and non-convertible debt obligations, including bonds, notes and debentures rated investment grade at the time of purchase by one of the six NRSROs, or if not so rated, determined by the Adviser to be of comparable quality to instruments so rated; U.S. Government Obligations; dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments (see "Appendix A -- Foreign Securities"); mortgage-backed securities of governmental issuers, including GNMA, FNMA and FHLMC, or of private issuers, including mortgage pass-through certificates, CMOs, real estate investment trust securities or mortgage-backed bonds; other asset-backed securities rated by one of the six NRSROs, or if not so rated, determined by the Adviser to be of comparable quality. (For more information concerning Asset Backed Securities, including Mortgage-Backed Securities, see "Appendix A -- Asset Backed Securities.") Pursuant to its investment objective, the Fund also may invest in dividend paying preferred and common stock.



Under normal market conditions, the Fund will invest at least 65% of the total value of its assets in government, corporate and mortgage-backed securities. Most obligations acquired by the Fund will be issued by companies or governmental entities located within the United States. Debt obligations acquired by the Fund will be rated investment grade at the time of purchase by D&P, Fitch, S&P, Moody's, IBCA or BankWatch, or, if unrated, determined by the Adviser to be comparable in quality. Obligations rated in the lowest of the top four investment grade rating categories (e.g. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. See "Appendix B" below for a description of these rating designations.



The Fund also may hold or invest in short-term U.S. Government obligations, "high quality" money market instruments (i.e., those within the two highest rating categories or unrated instruments determined by the Adviser to be of comparable quality), repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These investments may be in such proportions as, in the Adviser's opinion, existing circumstances warrant.


Although the Fund invests primarily in securities of U.S. issuers, the Fund may invest 10% or more of its total assets in securities of foreign issuers. See "Appendix A -- Foreign Securities." See "Appendix A" below for additional information concerning the investment practices of this Fund.


NATIONS GLOBAL GOVERNMENT INCOME FUND: In seeking to achieve its investment objective, the Fund will invest under normal market conditions at least 65% of its total assets in debt securities issued or guaranteed by U.S. or foreign governments (including states, provinces and municipalities) or their agencies, instrumentalities or subdivisions ("Government Securities"). Except for temporary defensive purposes, the Fund will concentrate its investments in foreign Government Securities. Concentration in this context means the investment of more than 25% of the Fund's total assets in such securities. The Fund may invest in the debt securities of any type of issuer, including corporations, banks and supranational entities.


The Fund, under normal market conditions, will invest in at least three different countries. These countries may include the U.S., the countries of Western Europe, Japan, Australia, New Zealand and Canada. If the Fund invests a significant portion of its assets at any time in a single country, events occurring in such country are more likely to affect the Fund's investments. For additional information concerning risk, see "Special Risk Considerations Relevant to an Investment in the Nations International Equity Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund," below. Because the Fund intends to invest a large portion of its assets in foreign Government Securities, the Fund is a "non-diversified" investment company for purposes of the Investment Company Act of 1940 (the "1940 Act"). The Fund may invest in securities of issuers located in any region or country and that are denominated in any currency.


The Fund is managed in accordance with an overall global investment strategy which means that Fund investments are allocated among securities denominated in U.S. dollars and the currencies of a number of foreign countries. The Fund's exposure to various count-ries and currencies will vary in accordance with the Adviser's assessment of the relative yield and appreciation of such securities. Fundamental economic strength, credit quality and interest rate trends are the principal factors considered by the Adviser in determining whether to increase or decrease the emphasis placed upon a particular country or particular type of security within the Fund's investment portfolio.



Under normal market conditions, the Fund intends to invest primarily in securities rated A or better at the time of purchase by Moody's or S&P and unrated securities that, at the time of purchase will be determined to be of comparable quality by the Adviser. The Fund also may invest in securities rated "Baa" by Moody's or "BBB" by S & P, but does not, as a general matter, intend to invest more than 10% of its total assets in such securities. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such event in determining whether the Fund should continue to hold the obligation. In no event will the Fund hold more than 5% of its total net assets in securities rated below investment grade. See "Appendix B" below for a description of these rating designations. The Adviser expects that the Fund's dollar-weighted average maturity will not be greater than fifteen years under normal market conditions.


Supranational entities are international organizations jointly operated by multiple sovereign governments including, for example, the World Bank, the European Coal and Steel Community, the Asian Development Bank, the European Investment Bank and the Inter-American Development Bank. Supranational entities generally have no taxing authority and are dependent upon their members for the funds necessary to pay principal and interest on their debt obligations.

For defensive purposes, the Fund may temporarily invest substantially all of its assets in U.S. financial markets or in U.S. dollar-denominated instruments. See "Appendix A" below for additional information concerning the investment practices of the Fund.


GENERAL: The Nations Short-Intermediate Government Fund, Nations Government Securities Fund, Nations Short-Term Income Fund, Nations Diversified Income Fund and Nations Strategic Fixed Income Fund may invest in certain specified derivative securities, including: interest rate swaps, caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and CFTC-approved U.S. and foreign exchange-traded financial futures and options thereon for market exposure risk-management. Each of those Funds also may lend its portfolio securities to qualified institutional investors and may invest in restricted, private placement and other illiquid securities. Each of those Funds may engage in reverse repurchase agreements and dollar roll transactions. The Nations Global Government Income Fund may invest in money market instruments, forward foreign currency exchange contracts, futures and options and other instruments. Additionally, each Bond Fund may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies.


SPECIAL RISK CONSIDERATIONS RELEVANT TO AN INVESTMENT IN THE NATIONS INTERNATIONAL EQUITY FUND, NATIONS EMERGING MARKETS FUND, NATIONS PACIFIC GROWTH FUND AND NATIONS GLOBAL GOVERNMENT INCOME FUND: Investors should understand and consider carefully the special risks involved in foreign investing. In addition, each of these Funds presents unique risks that investors should be aware of.

Investors in The Nations International Equity Fund should be aware that the Fund may, from time to time, invest up to 5% of it's total assets in securities of companies located in Eastern Europe. Economic and political reforms in this region are still in their infancy. As a result, investment in such countries would be highly speculative and could result in losses to the Fund and, thus, to its shareholders.

Investors in the Nations Pacific Growth Fund should understand and consider carefully the special risks involved in investing in the Pacific Basin and Far East. Countries in the Pacific Basin and Far East are in various stages of economic development, ranging from emerging markets to mature economies, but each has unique risks. Most countries in this region are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries. Many of these countries are also sensitive to world commodity prices. Some countries that have experienced rapid growth may still have obsolete financial systems, economic problems or archaic legal systems. In addition, many of these nations are experiencing political and social uncertainties. For example, the return of Hong Kong to Chinese dominion may have a profound effect on both Hong Kong and China, and could affect the entire Pacific Basin and Far East.

The same is true, but even more so, for the emerging market countries in which the Nations Emerging Markets Fund will invest. Although the Fund believes that its investments present the possibility for significant growth over the long term, they also entail significant risks. Many investments in emerging markets can be considered speculative, and their prices can be much more volatile than in the more developed nations of the world. This difference reflects the greater uncertainties of investing in less established markets and economies. The financial markets of emerging markets countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid.

The Nations Global Government Income Fund's yield and share price will change based on changes in domestic or foreign interest rates and in an issuer's creditworthiness. In general, bond prices rise when interest rates fall, and vice versa.

Moreover, for each of the Funds, investing in securities denominated in foreign currencies and utilization of forward foreign currency exchange contracts and other currency hedging techniques involve certain considerations comprising both opportunities and risks not typically associated with investing in U.S. dollar-denominated securities. Additionally, changes in the value of foreign currencies can significantly affect a Fund's share price. General economic and political factors in the various world markets also can impact a Fund's share price.

The expenses to individual investors of investing directly in foreign securities are very high relative to similar costs for investing in U.S. securities. While the Funds offer a more efficient way for individual investors to participate in foreign markets, their expenses, including custodial fees, are also higher than the typical domestic equity mutual fund.

Risks unique to international investing include: (1) restrictions on foreign investment and repatriation of capital; (2) fluctuations in currency exchange rates; (3) costs of converting foreign currency into U.S. dollars and U.S. dollars into foreign currencies; (4) greater price volatility and less liquidity; (5) settlement practices, including delays, which may differ from those customary in United States markets; (6) exposure to political and economic risks, including the risk of nationalization, expropriation of assets and war;
(7) possible imposition of foreign taxes and exchange control and currency restrictions; (8) lack of uniform accounting, auditing and financial reporting standards; (9) less governmental supervision of securities markets, brokers and issuers of securities; (10) less financial information available to investors; and (11) difficulty in enforcing legal rights outside the United States. These risks often are heightened for investments in emerging or developing countries. See "Appendix A" for an additional discussion of the risks associated with an investment in the Nations International Equity Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund.


PORTFOLIO TURNOVER: Generally, the Equity Funds, the Balanced Fund and the Bond Funds will purchase portfolio securities for capital appreciation or investment income, or both, and not for short-term trading profits. While it is not possible to predict exactly annual portfolio turnover rates, it is expected that under normal market conditions, annual portfolio turnover rates will not exceed 75% for Nations Emerging Markets Fund and Nations Pacific Growth Fund and 175% for Nations Global Government Income Fund. The portfolio turnover rates of the indicated Funds for the fiscal years ended November 30, 1994 and 1993 were as follows: Nations Value Fund -- 75% and 64%, respectively; Nations Capital Growth Fund -- 56% and 81%, respectively; Nations Balanced Assets -- 156% and 50%, respectively; Nations Short-Intermediate Government Fund -- 133% and 92%, respectively; Nations Short-Term Income Fund -- 293% and 121%, respectively; Nations Diversified Income Fund -- 144% and 86%, respectively; and Nations Strategic Fixed Income Fund -- 307% and 161%, respectively. The portfolio turnover rates for the Nations Disciplined Equity Fund for the periods ended November 30, 1995 and April 30, 1994 were 177% and 475%, respectively. The portfolio turnover rates of the Nations Emerging Growth Fund for the fiscal year ended November 30, 1994 and the period from commencement of operations to November 30, 1993 were 129% and 159%, respectively. The portfolio turnover rate of the Nations Equity Index Fund for the period from commencement of operations to November 30, 1994 was 14%. The portfolio turnover rates for the indicated Fund for the fiscal years ended May 31, 1995 and 1994 were as follows: Nations Equity Income Fund -- 158% and 116%, respectively; Nations International Equity
Fund -- 92% and 39%, respectively; and Nations Government Securities Fund -- 413% and 56%, respectively. If a Fund's portfolio turnover exceeds 100%, it may result in higher brokerage costs and possible tax consequences for the Fund and its shareholders.



RISK CONSIDERATIONS: Although the Adviser of the Nations International Equity Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund will seek to achieve the investment objective of each Fund, there is no assurance that it will be able to do so. No single Fund should be considered, by itself, to provide a complete investment program for any investor. Investments in a Fund are not insured against loss of principal.



Investments by a Fund in common stocks and other equity securities are subject to stock market risks. The value of the stocks that the Fund holds, like the broader stock market, may decline over short or even extended periods. The value of a Fund's investments in debt securities will tend to decrease when interest rates rise and increase when interest rates fall. In general, longer-term debt instruments tend to fluctuate in value more than shorter-term debt instruments in response to interest rate movements. In addition, debt securities that are not backed by the United States Government are subject to credit risk, i.e., that the issuer may not be able to pay principal and/or interest when due.



Certain of the Funds' investments constitute derivative securities, which are securities whose value is derived, at least in part, from an underlying index or reference rate. There are certain types of derivative securities that can, under certain circumstances, significantly increase a purchaser's exposure to market or other risks. The Adviser, however, only purchases derivative securities in circumstances where it believes such purchases are consistent with the Fund's investment objective and do not unduly increase the Fund's exposure to market or other risks. For additional risk information regarding the Funds' investments in particular instruments, see "Appendix A -- Portfolio Securities."


INVESTMENT LIMITATIONS: Each Fund is subject to a number of investment limitations. The following investment limitations are matters of fundamental policy and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. Other investment limitations that cannot be changed without such a vote of shareholders are described in the SAIs.

Each Fund may not:

1. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry, provided that this limitation does not apply (a) with respect to the Nations Global Government Income Fund, to investments in foreign Government Securities; and (b) to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities. In addition, this limitation does not apply to investments by "money market funds" as that term is used under the Investment Company Act of 1940, as amended (the "1940 Act") in obligations of domestic banks.)

2. Make loans, except that a Fund may purchase and hold debt instruments (whether such instruments are part of a public offering or privately placed), may enter into repurchase agreements and may lend portfolio securities in accordance with its investment policies.

3. Each Fund (other than the Nations Global Government Income Fund) may not:

Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of such Fund's total assets would be invested in the securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations and with respect to 75% of such Fund's assets, such Fund will not hold more than 10% of the voting securities of any issuer.

The Nations Global Government Income Fund may not:

Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 25% of the value of such Fund's total assets would be invested in the securities of one issuer, and with respect to 50% of such Fund's total assets, more than 5% of its assets would be invested in the securities of one issuer.

The investment objective and policies of each Fund, unless otherwise specified, may be changed without a vote of the Fund's shareholders. If the investment objective or policies of a Fund change, shareholders should consider whether the Fund remains an appropriate investment in light of their then current position and needs.

In order to register a Fund's shares for sale in certain states, a Fund may make commitments more restrictive than the investment policies and limitations described in this Prospectus and the SAIs. Should a Fund determine that any such commitment is no longer in the best interests of the Fund, it may consider terminating sales of its shares in the states involved.


   How Performance Is Shown



From time to time the Funds may advertise the total return and yield on a class of shares. TOTAL RETURN AND YIELD FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "total return" of a class of shares of a Fund may be calculated on an average annual total return basis or an aggregate total return basis. Average annual total return refers to the average annual compounded rates of return over one-, five-, and ten-year periods or the life of the Fund (as stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, assuming the reinvestment of all dividend and capital gains distributions. Aggregate total return reflects the total percentage change in the value of the investment over the measuring period again assuming the reinvestment of all dividends and capital gains distributions. Total return may also be presented for other periods.


"Yield" is calculated by dividing the annualized net investment income per share during a recent 30-day (or one month) period of a class of shares of a Fund by the maximum public offering price per share on the last day of that period.

Investment performance, which will vary, is based on many factors, including market conditions, the composition of a Fund's portfolio and such Fund's operating expenses. Investment performance also often reflects the risks associated with a Fund's investment objective and policies. These factors should be considered when comparing a Fund's investment results to those of other mutual funds and other investment vehicles. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Funds with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time.

In addition to Trust B Shares, the Money Market Funds offer Trust A, Investor A, Investor B, Investor C and Investor D Shares. In addition to Trust B Shares, the Non-Money Market Funds offer Trust A, Investor A, Investor C and Investor N Shares. Each class of shares may bear different sales charges, shareholder servicing fees, loads and other expenses, which may cause the performance of a class to differ from the performance of the other classes. Performance quotations will be computed separately for each class of a Fund's shares. Any fees charged by an institution and/or servicing agent directly to its customers' accounts in connection with investments in the Funds will not be included in calculations of total return or yield. Each Fund's annual report contains additional performance information and is available upon request without charge from the Funds' distributor or your Institution, as defined below.

   How The Funds Are Managed

The business and affairs of Nations Fund Trust, Nations Fund, Inc. and Nations Portfolios are managed under the direction of its Board of Trustees and Board of Directors, respectively. Nations Fund Trust's SAI contains the names of and general background information concerning each Trustee of Nations Fund Trust. Nations Fund, Inc. and Nations Portfolio's SAIs contain the names of and general background information concerning each Director of Nations Fund, Inc. and Nations Portfolios, respectively.


Nations Fund and the Adviser have adopted codes of ethics which contain policies on personal securities transactions by "access persons," including portfolio managers and investment analysts. These policies substantially comply in all material respects with the recommendations set forth in the May 9, 1994 Report of the Advisory Group on Personal Investing of the Investment Company Institute.



INVESTMENT ADVISER: NationsBanc Advisors, Inc. serves as investment adviser to the Funds. NBAI is a wholly owned subsidiary of NationsBank, which in turn is a wholly owned banking subsidiary of NationsBank Corporation, a bank holding company organized as a North Carolina corporation. NationsBank has its principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255.



TradeStreet Investment Associates, Inc., with principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255, serves as sub-investment adviser to all of the Funds except for those Funds listed below, for which Nations Gartmore serves as sub-investment adviser.

TradeStreet is a wholly owned subsidiary of NationsBank, which in turn is a wholly owned banking subsidiary of NationsBank Corporation, a bank holding company organized as a North Carolina corporation.



TradeStreet provides trust and banking services to individuals, corporations, and institutions, both nationally and internationally, including investment management, estate and trust administration, financial planning, corporate trust and agency, and personal and corporate banking. Although Nations Portfolios, as a new registrant, does not have an operating history, NationsBank has significant experience managing mutual funds.



Nations Gartmore with principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255, serves as sub-investment adviser to Nations International Equity Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund pursuant to a sub-advisory agreement. Nations Gartmore is a joint venture structured as a general partnership between NB Partner Corp., a wholly owned subsidiary of NationsBank, and Gartmore U.S. Limited, a wholly owned subsidiary of Gartmore plc, a UK company listed on the London Stock Exchange, which is the holding company for a leading UK-based international fund management group of companies (the "Gartmore Group"). Seventy-five percent of the equity of Gartmore plc is owned by Banque Indosuez S.A., a leading French bank. The initial asset management company in the Gartmore Group was founded in 1969 and the Gartmore Group currently provides investment management and advisory services to pension funds, unit trusts, offshore funds and investment funds. As of December 31, 1994 the Gartmore Group had over $30 billion in assets under management. Although Nations Gartmore is newly formed with no experience managing mutual funds, many of its professionals have, in their capacity as employees of the Gartmore Group, managed mutual funds.



Subject to the general supervision of Nations Fund Trust's Board of Trustees and Nations Fund, Inc. and Nations Portfolios' Boards of Directors, and in accordance with each Fund's investment policies, the Adviser formulates guidelines and lists of approved investments for each Fund, makes decisions with respect to and places orders for each Fund's purchases and sales of portfolio securities and maintains records relating to such purchases and sales. With respect to the Non-Money Market Funds, the Adviser is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, in the case of agency transactions, financial institutions which are affiliated with the Adviser or which have sold shares in such Funds, if the Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. From time to time, to the extent consistent with its investment objective, policies and restrictions, each Fund may invest in securities of companies with which NationsBank or Banque Indosuez S.A. has a lending relationship. For the services provided and expenses assumed pursuant to various Advisory Agreements, NBAI is entitled to receive advisory fees, computed daily and paid monthly, at the annual rates of: 0.50% of the average daily net assets of Nations Equity Index Fund; 0.60% of the average daily net assets of each of the Nations Short-Intermediate Government Fund, Nations Short-Term Income Fund, Nations Diversified Income Fund and Nations Strategic Fixed Income Fund; 0.75% of the average daily net assets of each of Nations Value Fund, Nations Capital Growth Fund, Nations Emerging Growth Fund, Nations Disciplined Equity Fund and Nations Balanced Assets Fund; 0.65% of the first $100 million of the Nations Government Securities Fund's average daily net assets, plus 0.55% of the Fund's average daily net assets in excess of $100 million and up to $250 million, plus 0.50% of the Fund's average daily net assets in excess of $250 million; 0.75% of the first $100 million of the Nations Equity Income Fund's average daily net assets, plus 0.70% of the Fund's average daily net assets in excess of $100 million and up to $250 million, plus 0.60% of the Fund's average daily net assets in excess of $250 million; 0.90% of the average daily net assets of Nations International Equity Fund; 1.10% of the average daily net assets of Nations Emerging Markets Fund; 0.90% of the average daily net assets of Nations Pacific Growth Fund; and 0.70% of the average daily net assets of Nations Global Government Income Fund.



For the services provided and the expenses assumed pursuant to sub-advisory agreements, NBAI will pay to TradeStreet sub-advisory fees, computed daily and paid monthly, at the annual rates of: 0.15% of the average daily net assets of each of Nations Short-Intermediate Government Fund, Nations Government Securities Fund, Nations Short-Term Income Fund, Nations Diversified Income Fund and Nations Strategic Fixed Income Fund; 0.20% of the average daily net assets of each of Nations Equity Income Fund and Nations Equity Index Fund; 0.25% of the average daily net assets of each of Nations Value Fund, Nations Capital Growth Fund, Nations Emerging Growth Fund, Nations Disciplined Equity Fund and Nations Balanced Assets Fund.



For services provided and expenses assumed pursuant to sub-advisory agreements, NBAI will pay Nations Gartmore sub-advisory fees, computed daily and paid monthly, at the annual rates of: 0.70% of Nations International Equity Fund's daily net assets; 0.85% of Nations Emerging Markets Fund's daily net assets; 0.70% of Pacific Growth Fund's daily net assets; and 0.54% of Nations Global Government Income Fund's daily net assets. For the fiscal year ended May 31, 1994, Nations International Equity Fund paid its prior sub-adviser fees at the rate of 0.41% of the Fund's average daily net assets. Although the advisory fees for the Nations Value Fund, Nations Equity Income Fund, Nations International Equity Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund, Nations Global Government Income Fund, Nations Capital Growth Fund, Nations Emerging Growth Fund, Nations Disciplined Equity Fund and Nations Balanced Assets Fund are higher than the advisory fees paid by most other mutual funds, Nations Fund believes that the fees are comparable to the advisory fees paid by many other funds with similar investment objectives and policies.


From time to time, NBAI, TradeStreet and/or Nations Gartmore may waive (either voluntarily or pursuant to applicable state limitations) advisory or sub-advisory fees payable by a Fund. For the fiscal year ended November 30, 1994, after waivers, Nations Fund Trust paid NationsBank, under a prior Advisory Agreement advisory fees at the indicated rate of the following Funds' average daily net assets: Nations Value Fund -- 0.74%; Nations Capital Growth
Fund -- 0.75%; Nations Emerging Growth Fund -- 0.75%; Nations Disciplined Equity Fund -- 0.05%; Nations Equity Index Fund -- 0.10%; Nations Balanced Assets
Fund -- 0.75%; Nations Short-Intermediate Government Fund -- 0.40%; Nations Short-Term Income Fund -- 0.29%; Nations Diversified Income Fund -- 0.40%; and Nations Strategic Fixed Income Fund -- 0.52%. For the fiscal year ended November 30, 1994, after waivers, Nations Disciplined Equity Fund paid its prior sub-adviser fees at the rate of 0.21% of the Fund's average daily net assets.



For the fiscal year ended May 31, 1995, after waivers, Nations Fund, Inc. paid NationsBank, under a prior Advisory Agreement fees at the indicated rate of the following Funds' average daily net assets: Nations Government Securities
Fund -- 0.46%; Nations Equity Income Fund -- 0.68%; and Nations International Equity Fund -- 0.40%. For the fiscal year ended May 31, 1995, after waivers, Nations International Equity Fund paid its prior sub-adviser fees at the rate of 0.38% of the Fund's average daily net assets.


Sharon M. Herrmann has been the principal portfolio manager for Nations Value Fund since its inception in 1989. Ms. Herrmann is a Senior Vice President and Director of the Value Equity Style Group and personally manages the core value equity funds of NationsBank's trust investment division. Ms. Herrmann has over 20 years investment experience with NationsBank. Ms. Herrmann earned the Chartered Financial Analyst designation in 1985 and is a member of the Association for Investment Management and Research.

Eric S. Williams, a Senior Vice President of NationsBank, has been the principal portfolio manager for Nations Equity Income Fund since 1991. Mr. Williams is Senior Portfolio Manager for NationsBank's investment management division's Equity Income Style Group. He has a B.S. in Business Administration, SUMMA CUM LAUDE, from East Carolina University and has an M.B.A. in Finance from Indiana University. Mr. Williams has been with NationsBank's investment management division since 1986. He is a member of the Association for Investment Management and Research and is on the Advisory Board of Indiana University's Reese Investment Fund.

Stephen Watson has been the principal portfolio manager of the Nations International Equity Fund since February, 1995. He joined the Gartmore Group as a Global Fund Manager in August 1993 and was recently appointed Head of the International and Global Team. Prior to that, Mr. Watson was employed by James Capel Fund Managers where he acted as a Director, Global Fund Manager and Client Services Manager for various international clients. From 1980 to 1987 he was associated with Capel-Cure Myers in their portfolio Management Division and prior to that he was with the investment division at Samuel Montagu. Mr. Watson is currently a member of the Securities Institute.


Philip J. Sanders, a member of the Value Equity Group, has been the principal portfolio manager for the Nations Capital Growth Fund since May of 1995. Mr. Sanders is also the Vice President and Fund Manager of the Nations Balanced Target Maturity Fund. Mr. Sanders joined NationsBank in 1988 and prior to joining NationsBank he was employed at Duke Power Company for six years where he supervised and performed various types of detailed financial analysis. He holds a B.A. in Economics from the University of Michigan and a M.B.A. from the University of North Carolina at Charlotte. He is a Chartered Financial Analyst and a member of the Association for Investment Management and Research.


Edward E. Smiley is a Senior Vice President of NationsBank and has been the principal portfolio manager for Nations Emerging Growth Fund since 1992. Mr. Smiley received his B.B.A. in Management from Southern Methodist University in 1966 and is a Chartered Financial Analyst. After serving in investment positions with Merrill Lynch and Dean Witter, Mr. Smiley joined Interfirst Investment Management as a senior portfolio manager in 1980. Mr. Smiley manages Emerging-Midcap Funds Style for NationsBank. Mr. Smiley also serves as one of the officer members on the Growth Equity Style Group. Mr. Smiley is a member of the Association for Investment Management and Research and the Dallas Association of Investment Analysts. Mr. Smiley has over 25 years of investment experience.

Steve Smith, a Senior Vice President at NationsBank, has been portfolio manager for Nations Disciplined Equity Fund since April 1995. Mr. Smith has approximately twenty years of investment management experience, the last twelve years with NationsBank and its affiliates. Mr. Smith is a Chartered Financial Analyst and a member of the Association of Investment Management and Research. Mr. Smith earned a B.S. in engineering and an M.B.A. from the University of Alabama.


Julie L. Hale is the Vice President and Manager of the Balanced Assets Group and Co-Manager of the Equity Income Group and has been the principal portfolio manager for the Nations Balanced Assets Fund since May 1995. Ms. Hale joined NationsBank in 1991 and was previously employed with National City Bank in Ohio and the Mercantile Safe Deposit & Trust Company in Baltimore, Maryland. She received a B.S. from Mount St. Mary's College and an M.B.A. from Kent State University. She is a Chartered Financial Analyst and a member of the Association for Investment Management and Research.



Gregory H. Cobb is a Vice President and Fixed Income Portfolio Manager at NationsBank and has been principal portfolio manager for Nations Strategic Fixed Income Fund since 1995. Mr. Cobb, who joined NationsBank in 1993, is a member of the Fixed Income Group and has over 7 years of portfolio management experience. Mr. Cobb received a B.A. from the University of North Carolina at Chapel Hill.



David M. Hetherington is Senior Vice President, Director of Fixed Income Management and a member of the Investment Policy Committee. Mr. Hetherington has been the principal portfolio manager of the Nations Short-Term Income Fund since 1995. Mr. Hetherington has over 16 years of investment experience including security analysis and portfolio management. Mr. Hetherington received a B.A. from Duke University and holds the Chartered Financial Analyst designation.



Mark S. Ahnrud is a Vice President and Fixed Income Portfolio Manager at NationsBank. He has been the principal portfolio manager for the Nations Diversified Income Fund since 1992. Mr. Ahnrud is a member of the Fixed Income Team and has eight years of investment experience. Mr. Ahnrud received a B.S. from Babson College and an M.B.A. from Duke University. Mr. Ahnrud holds the Chartered Financial Analyst designation.



John Swaim joined NationsBank in 1986 and has been the principal portfolio manager for Nations Short-Intermediate Government Fund and Nations Government Securities Fund since 1995. Mr. Swaim is a member of the Fixed Income Team and has over eight years of investment experience. Mr. Swaim previously served as derivative products manager for the NationsBank Texas Corporate Investment division portfolio. Mr. Swaim received his B.S. from the University of North Texas and holds an M.B.A. from the University of Texas, Arlington.


Mark Rimmer is the principal portfolio manager of the Nations Global Government Income Fund and has been an International Fixed Income Manager with the Gartmore Group since 1990. He joined Gulf International Bank in 1986 on the trading desk, and subsequently joined their Investment Management Group in 1988, managing multi-currency funds for institutional clients in the Gulf region. Prior to that he was associated with Sumitomo Finance International as a senior trader. Mr. Rimmer graduated from Cambridge University in 1984 with an honors degree in Economics. Mr. Rimmer also is a member of the Institute of Investment Management and Research.


Philip Ehrmann is the principal portfolio manager of the Nations Emerging Markets Fund and is the head of the Nations Gartmore Emerging Markets Team. Prior to joining Nations Gartmore, Mr. Ehrmann was the Director of Emerging Markets for Invesco in London. Mr. Ehrmann has over 15 years of investment management experience.


Seok Teoh is the principal portfolio manager of the Nations Pacific Growth Fund. She has been associated with the Gartmore Group since 1990 as the London based manager on its Far East desk. Prior to that Ms. Teoh worked for Overseas Union Bank Securities in Singapore where she was responsible for Singaporean and Malaysian equity sales and then subsequently for Rothschild as a Fund Manager in Singapore and later in Tokyo. Ms. Teoh, who is a native of Singapore, is fluent in Mandarin and Cantonese and received an Economics degree from the University of Durham in 1985.


Morrison & Foerster LLP, counsel to Nations Fund and special counsel to NationsBank, has advised Nations Fund and NationsBank, that subsidiaries of NationsBank may perform the services contemplated by the various Investment Advisory Agreements, without violation of the Glass-Steagall Act or other applicable banking laws or regulations. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in federal or state statutes, including the Glass-Steagall Act, and regulations and judicial or administrative decisions or interpretations thereof, could prevent such subsidiaries of NationsBank from continuing to perform, in whole or in part, such services. If such subsidiaries of NationsBank were prohibited from performing any such services, it is expected that the Board of Trustees of Nations Fund Trust and the Boards of Directors of Nations Fund, Inc. and Nations Portfolios would recommend to each Fund's shareholders that they approve a new advisory agreement with another entity or entities qualified to perform such services.


OTHER SERVICE PROVIDERS: Stephens Inc. ("Stephens"), with principal offices at 111 Center Street, Little Rock, Arkansas 72201, serves as the administrator of Nations

Fund pursuant to Administration Agreements. Pursuant to the terms of the Administration Agreements, Stephens provides various administrative and corporate secretarial services to the Funds, including providing general oversight of other service providers, office space, utilities and various legal and administrative services in connection with the satisfaction of various regulatory requirements applicable to the Funds.

The Shareholder Services Group, Inc. ("TSSG"), a wholly owned subsidiary of First Data Corporation, with principal offices at One Exchange Place, Boston, Massachusetts 02109, serves as the co-administrator of Nations Fund pursuant to Co-Administration Agreements. Under the Co-Administration Agreements, TSSG provides various administrative and accounting services to the Funds including performing the calculations necessary to determine the net asset value per share and dividends of each class of the Funds, preparing tax returns and financial statements and maintaining the portfolio records and certain of the general accounting records for the Funds.


For the services rendered pursuant to the Administration and Co-Administration Agreements, Stephens and TSSG are entitled to receive a combined fee at the annual rate of up to 0.10% of each Fund's average daily net assets. For the fiscal year ended November 30, 1994, after waivers, Nations Fund Trust paid its administrators fees at the rate of 0.09% of the following Funds' average daily net assets: Nations Value Fund, Nations Capital Growth Fund, Nations Emerging Growth Fund, Nations Disciplined Equity Fund, Nations Equity Index Fund, Nations Balanced Assets Fund, Nations Short-Intermediate Government Fund, Nations Short-Term Income Fund, Nations Diversified Income Fund, Nations Strategic Fixed Income Fund. For the fiscal year ended May 31, 1995, after waivers, Nations Fund, Inc. paid its administrators fees at the rate of 0.09% of the following Funds' average daily net assets: Nations Equity Income Fund, Nations International Equity Fund and Nations Government Securities Fund.



NationsBank serves as sub-administrator for Nations Fund pursuant to a Sub-Administration Agreement. Pursuant to the terms of the Sub-Administration Agreement, NationsBank assists Stephens in supervising, coordinating and monitoring various aspects of the Funds' administrative operations. For providing such services, NationsBank shall be entitled to receive a monthly fee from Stephens based on an annual rate of .01% of the Funds' average daily net assets.


Shares of the Funds are sold on a continuous basis by Stephens, as the Funds' sponsor and distributor. Stephens is a registered broker-dealer with principal offices at 111 Center Street, Little Rock, Arkansas 72201. Nations Fund has entered into distribution agreements with Stephens which provide that Stephens has the exclusive right to distribute shares of the Funds. Stephens may pay service fees or commissions to Institutions which assist customers in purchasing Trust Shares of the Funds.

Morgan Guaranty Trust Company ("Morgan Guaranty"), Avenue des Arts, 35 1040 Brussels, Belgium, serves as custodian for the assets of the Nations International Equity Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund.

TSSG serves as the Transfer Agent for each of the Fund's Trust Shares. NationsBank of Texas, N.A. ("NationsBank of Texas", collectively with Morgan Guaranty, called "Custodians") serves as custodian for the assets of each Fund except Nations International Equity Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund. NationsBank of Texas also serves as the sub-transfer agent for each Fund's Trust Shares and is located at 1401 Elm Street, Dallas, Texas 75202, and is a wholly owned subsidiary of NationsBank Corporation. In return for providing custodial services, NationsBank of Texas is entitled to receive, in addition to out-of-pocket expenses, fees payable monthly (i) at the rate of 1.25% of 1% of the average daily net assets of each Fund for which it serves as custodian, (ii) $10.00 per repurchase collateral transaction by such Funds, and (iii) $15.00 per purchase, sale and maturity transaction involving such Funds. In return for providing sub-transfer agency services for the Trust Shares of Nations Fund, NationsBank of Texas is entitled to receive an annual fee from TSSG of $251,000.

Price Waterhouse LLP serves as independent accountants to Nations Funds. Their address is 160 Federal Street, Boston, Massachusetts 02110.


EXPENSES: The accrued expenses of each Fund, as well as certain expenses attributable to Trust B Shares, are deducted from the Fund's total accrued income before dividends are declared. These expenses include, but are not limited to: fees paid to the Adviser, NationsBank, Stephens and TSSG; taxes; interest; fees (including fees paid to Nations Fund's trustees, directors and officers); federal and state securities registration and qualification fees; brokerage fees and commissions; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; charges of the Custodians and Transfer Agent; certain insurance premiums; outside auditing and legal expenses; costs of shareholder reports and shareholder meetings; other expenses which are not expressly assumed by the Adviser, NationsBank, Stephens or TSSG under their respective agreements with Nations Fund; and any extraordinary expenses. Trust B Shares also bear certain shareholder servicing costs. Any general expenses of Nations Fund Trust, Nations Fund, Inc. and/or Nations Portfolios that are not readily identifiable as belonging to a particular investment portfolio are allocated among all portfolios in the proportion that the assets of a portfolio bears to the assets of Nations Fund Trust, Nations Fund, Inc. and/or Nations Portfolios or in such other manner as the Board of Trustees or the relevant Board of Directors determines is fair and equitable.

   Organization And History

The Funds are members of the Nations Fund Family, which consists of Nations Fund Trust, Nations Fund, Inc., Nations Portfolios and Nations Institutional Reserves (formerly known as the Capitol Mutual Funds). The Nations Fund Family currently has 44 distinct investment portfolios and total assets in excess of $16 billion.


NATIONS FUND TRUST: Nations Fund Trust was organized as a Massachusetts business trust on May 6, 1985. The Money Market Funds currently offer six classes of shares -- Trust A Shares, Trust B Shares, Investor A Shares, Investor B Shares, Investor C Shares and Investor D Shares. The Non-Money Market Funds currently offer five classes of shares -- Trust A Shares, Trust B Shares, Investor A Shares, Investor C Shares and Investor N Shares. Certain funds, however, do not offer shares of each class. This Prospectus relates only to the Trust B Shares of the following funds of Nations Fund Trust: Nations Value Fund, Nations Capital Growth Fund, Nations Emerging Growth Fund, Nations Disciplined Equity Fund, Nations Equity Index Fund, Nations Balanced Assets Fund, Nations Short-Intermediate Government Fund, Nations Short-Term Income Fund, Nations Diversified Income Fund and Nations Strategic Fixed Income Fund. To obtain additional information regarding the Funds' other classes of shares which may be available to you, contact your Institution (as defined below) or Nations Fund at 1-800-626-2275.


Each share of Nations Fund Trust is without par value, represents an equal proportionate interest in the related fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such fund as are declared in the discretion of Nations Fund Trust's Board of Trustees. Nations Fund Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any class of shares into one or more series of shares.

Shareholders are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held. Shareholders of each fund of Nations Fund Trust will vote in the aggregate and not by fund, and shareholders of each fund will vote in the aggregate and not by class except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular fund or class. See Nations Fund Trust's SAI for examples of when the 1940 Act requires voting by fund.


As of January   , 1996, NationsBank and its affiliates possessed or shared power to dispose or vote with respect to more than 25% of the outstanding shares of Nations Fund Trust and therefore could be considered to be a controlling person of Nations Fund Trust for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series of shares over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see Nations Fund Trust's SAI.


Nations Fund Trust does not presently intend to hold annual meetings except as required by the 1940 Act. Shareholders will have the right to remove Trustees. Nations Fund Trust's Code of Regulations provides that special meetings of shareholders shall be called at the written request of the shareholders entitled to vote at least 10% of the outstanding shares of Nations Fund Trust entitled to be voted at such meeting.


NATIONS FUND, INC.: Nations Fund, Inc. was incorporated in Maryland on December 13, 1983, but had no operations prior to December 15, 1986. As of the date of this Prospectus, the authorized capital stock of Nations Fund, Inc. consists of 270,000,000,000 shares of common stock, par value of $.001 per share, which are divided into series or funds each of which consists of separate classes of shares. This Prospectus relates only to the Trust B Shares of the following funds of Nations Fund, Inc.: Nations Equity Income Fund, Nations International Equity Fund and Nations Government Securities Fund. To obtain additional information regarding the Funds' other classes of shares which may be available to you, contact your Institution (as defined below) or Nations Fund at 1-800-626-2275.


Shares of each fund and class have equal rights with respect to voting, except that the holders of shares of a particular fund or class will have the exclusive right to vote on matters affecting only the rights of the holders of such fund or class. In the event of dissolution or liquidation, holders of each class will receive pro rata, subject to the rights of creditors, (a) the proceeds of the sale of that portion of the assets allocated to that class held in the respective fund of Nations Fund, Inc., less (b) the liabilities of Nations Fund, Inc. attributable to the respective fund or class or allocated among the funds or classes based on the respective liquidation value of each fund or class.

Shareholders of Nations Fund, Inc. do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all funds voting together for election of directors may elect all of the members of the Board of Directors of Nations Fund, Inc. Meetings of shareholders may be called upon the request of 10% or more of the outstanding shares of Nations Fund, Inc. There are no preemptive rights applicable to any of Nations Fund, Inc.'s shares. Nations Fund, Inc.'s shares, when issued, will be fully paid and non-assessable.


As of January   , 1996, NationsBank and its affiliates possessed or shared power to dispose of or vote with respect to more than 25% of the outstanding shares of Nations Fund, Inc. and therefore could be considered to be a controlling person of Nations Fund, Inc. for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see Nations Fund, Inc.'s SAI. It is anticipated that Nations Fund, Inc. will not hold annual shareholder meetings on a regular basis unless required by the 1940 Act or Maryland law.



NATIONS PORTFOLIOS: Nations Portfolios was incorporated in Maryland on January 23, 1995. As of the date of this Prospectus, the authorized capital stock of Nations Portfolios consists of 50,000,000,000 shares of common stock, par value of $.001 per share, which are divided into series or funds each of which consists of separate classes of shares. This Prospectus relates only to the Trust B Shares of Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund. To obtain additional information regarding the Funds' other classes of shares which may be available to you, contact your Institution (as defined below) or Nations Fund at 1-800-626-2275.


Shares of a fund and class have equal rights with respect to voting, except that the holders of shares of a fund or class will have the exclusive right to vote on matters affecting only the rights of the holders of such fund or class. In the event of dissolution or liquidation, holders of each class will receive pro rata, subject to the rights of creditors, (a) the proceeds of the sale of that portion of the assets allocated to that class held in the respective fund of Nations Portfolios, less (b) the liabilities of Nations Portfolios attributable to the respective fund or class or allocated among the funds or classes based on the respective liquidation value of each fund or class.

Shareholders of Nations Portfolios do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all funds voting together for election of directors may elect all of the members of the Board of Directors of Nations Portfolios. Meetings of shareholders may be called upon the request of 10% or more of the outstanding shares of Nations Portfolios. There are no preemptive rights applicable to any of Nations Portfolios' shares. Nations Portfolios' shares, when issued, will be fully paid and non-assessable.


As of January   , 1996, NationsBank and its affiliates possessed or shared power to dispose of or vote with respect to more than 25% of the outstanding shares of Nations Portfolios and, therefore, could be considered to be a controlling person of Nations Portfolios for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see Nations Portfolios' SAI. It is anticipated that Nations Portfolios will not hold annual shareholder meetings on a regular basis unless required by the 1940 Act or Maryland law.


Because this Prospectus combines disclosure on three separate investment companies, there is a possibility that one investment company could become liable for a misstatement, inaccuracy or incomplete disclosure in this Prospectus concerning the other investment company. Nations Fund Trust, Nations Fund, Inc. and Nations Portfolios have entered into an indemnification agreement that creates a right of indemnification from the investment company responsible for any such misstatement, inaccuracy or incomplete disclosure that may appear in this Prospectus.

About Your Investment

   How To Buy Shares


Trust B Shares are sold primarily to qualified plans and other financial institutions (including NationsBank and its affiliated and correspondent banks) ("Institutions") that have entered into shareholder administration agreements ("Administration Agreements") with Nations Fund and that are acting on behalf of their customers ("Customers") having a qualified trust account at or relationship with the Institution.



Trust B Shares are purchased at net asset value per share without the imposition of a sales charge according to procedures established by the Institution. Institutions, however, may charge their Customers' accounts for services provided in connection with the purchase of shares. Purchases of the Funds may be effected on days on which the New York Stock Exchange (the "Exchange") is open for business ("NYSE Business Day"). A NYSE Business Day is a "Business Day" as that term is used in this Prospectus.


There is a minimum initial investment of $1,000 for each record holder; there is no minimum subsequent investment.


The Institutions have entered into Administration Agreements whereby they will provide various shareholder services for their Customers that own Trust B Shares. From time to time, Nations Fund may voluntarily reduce the maximum fees payable for shareholder services.


Nations Fund reserves the right to reject any purchase order. The issuance of Trust B Shares is recorded on the books of the Funds, and share certificates are not issued.


Purchase orders for Trust B Shares in the Funds which are received by Stephens or by the Transfer Agent before the close of regular trading hours on the Exchange (currently 4:00 p.m., Eastern time) on any Business Day are priced according to the net asset value determined on that day but are not executed until 4:00 p.m., Eastern time, on the Business Day on which immediately available funds in payment of the purchase price are received by the Fund's Custodian. Such payment must be received not later than 4:00 p.m., Eastern time, by the third Business Day following receipt of the order. If funds are not received by such date, the order will not be accepted and notice thereof will be given to the Institution placing the order. Payment for orders which are not received or accepted will be returned after prompt inquiry to the sending Institution.


Institutions are responsible for transmitting orders for purchases of Trust B Shares by their Customers, and for delivering required funds, on a timely basis. It is the responsibility of Stephens to transmit orders it receives to Nations Fund.


   Shareholder Administration Arrangements



The Funds have adopted a Shareholder Administration Plan (the "Administration Plan") pursuant to which Institutions provide shareholder administration services to their Customers who from time to time beneficially own Trust B Shares. Payments under the Administration Plan are calculated daily and paid monthly at a rate or rates set from time to time by the Funds, provided that the annual rate may not exceed 0.60% of the average daily net asset value of the Trust B Shares beneficially owned by Customers with whom the Institutions have a servicing relationship. Additionally, in no event may the portion of the shareholder administration fee that constitutes a "service fee," as that term is defined in Article III, Section 26(b)(9) of the Rules of Fair Practice of the NASD, exceed 0.25% of the average daily net asset value of such Trust B Shares of a Fund. Holders of Trust B Shares will bear all fees paid to Institutions under the Administration Plan.



Such shareholder services supplement the services provided by Stephens, TSSG and the Transfer Agent to shareholders of record. The shareholder services provided by Institutions may include: (i) aggregating and processing purchase and redemption requests for Trust B Shares from Customers and transmitting promptly net purchase and redemption orders to Stephens or the Transfer Agent; (ii) providing Customers with a service that invests the assets of their accounts in Trust B Shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments from the Funds on behalf of Customers; (iv) providing information periodically to Customers showing their positions in Trust B Shares; (v) arranging for bank wires; (vi) responding to Customers' inquiries concerning their investment in Trust B Shares; (vii) providing sub-accounting with respect to Trust B Shares beneficially owned by Customers or the information necessary for sub-accounting;
(viii) if required by law, forwarding shareholder communications (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers; (ix) forwarding to Customers proxy statements and proxies containing any proposals regarding the Administration Agreement; (x) employee benefit plan recordkeeping, administration, custody and trustee services; (xi) general shareholder liaison services; and (xii) providing such other similar services as may be reasonably requested.



Nations Fund may suspend or reduce payments under the Administration Plan at any time, and payments are subject to the continuation of the Administration Plan described above and the terms of the Administration Agreement between Institutions and Nations Fund. See the SAIs for more details on the Administration Plan.



The Administration Plan also provides that, to the extent any portion of the fees payable under the Administration Plan is deemed to be for services primarily intended to result in the sale of Fund shares, such fees are deemed approved and may be paid under the Administration Plan. Accordingly, the Administration Plan has been approved and will be operated pursuant to Rule 12b-1 under the 1940 Act.



Nations Fund understands that Institutions may charge fees to their Customers who are the owners of Trust B Shares in connection with their Customers' accounts. These fees would be in addition to any amounts which may be received by an Institution under its Administration Agreement with Nations Fund. The Administration Agreement requires an Institution to disclose to its Customers any compensation payable to the Institution by Nations Fund and any other compensation payable by the Customers in connection with the investment of their assets in Trust B Shares. Customers of Institutions should read this Prospectus in light of the terms governing their accounts with their Institutions.


Conflict of interest restrictions may apply to the receipt by Institutions of compensation from Nations Fund in connection with the investment of fiduciary assets in Trust B Shares. Institutions, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board, or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor, or state securities commissions, are urged to consult their legal advisers before investing such assets in Trust B Shares.

   How To Redeem Shares


Customers may redeem all or part of their Trust B Shares in accordance with instructions and limitations pertaining to their account at an Institution. It is the responsibility of the Institutions to transmit redemption orders to Stephens or to the Transfer Agent and to credit their Customers' accounts with the redemption proceeds on a timely basis. It is the responsibility of Stephens to transmit orders that it receives to Nations Fund. No charge for wiring redemption payments is imposed by Nations Fund, although the Institutions may charge their Customer accounts for these or other services provided in connection with the redemption of Trust B Shares. Information concerning these services and any charges are available from the Institutions. Redemption orders are effected at the net asset value per share next determined after acceptance of the order by Stephens or by the Transfer Agent.



With respect to the Funds, redemption proceeds are normally remitted in federal funds wired to the redeeming Institution within three Business Days following receipt of the order.



Nations Fund may redeem a shareholder's Trust B Shares if the balance in such shareholder's account drops below $500 as a result of redemptions, and the shareholder does not increase his or her balance to at least $500 on 60 days' written notice. If a shareholder has agreed with a particular Institution to maintain a minimum balance in his or her account at the Institution, and the balance in such Institution account falls below that minimum, the shareholder may be obliged to redeem all or a part of his or her Trust B Shares in the Funds to the extent necessary to maintain the required minimum balance in such Institution account. Nations Fund also may redeem shares involuntarily or make payment for redemption in readily marketable securities or other property under certain circumstances in accordance with the 1940 Act.



   How To Exchange Shares



The exchange feature enables a shareholder of Trust B Shares of a Fund to acquire Trust B Shares of another Fund when that shareholder believes that a shift between Funds is an appropriate investment decision.

An exchange of Trust B Shares for Trust B Shares of another Fund is made on the basis of the next calculated net asset value per share of each Fund after the exchange order is received.



The Funds and each of the other funds of Nations Fund may limit the number of times this exchange feature may be exercised by a shareholder within a specified period of time. Also, the exchange feature may be terminated or revised at any time by Nations Fund upon such notice as may be required by applicable regulatory agencies (presently sixty days for termination or material revision), provided that the exchange feature may be terminated or materially revised without notice under certain unusual circumstances.



The current prospectus for each fund of Nations Fund describes its investment objective and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. In the case of any shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for Federal income tax purposes the same as a redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within ninety days after the shares are purchased.



Nations Fund reserves the right to reject any exchange request. Only shares that may legally be sold in the state of the investor's residence may be acquired in an exchange. Only shares of a class that is accepting investments generally may be acquired in an exchange.



During periods of significant economic or market change, telephone exchanges may be difficult to complete. In such event, shares may be exchanged by mailing your request directly to the Institution through which the original shares were purchased. Investors should consult their Institution or Stephens for further information regarding exchanges.



Trust B Shares may be exchanged by directing a request directly to the Institution through which the original Trust B Shares were purchased or in some cases Stephens or the Transfer Agent. Investors should consult their Institution or Stephens for further information regarding exchanges. Your exchange feature may be governed by your account agreement with your Institution.


   How The Funds Value Their Shares


The net asset value of a share of each class is calculated by dividing the total value of its assets, less liabilities, by the number of shares in the class outstanding. Shares of the Funds are valued as of the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) on each NYSE Business Day. Currently, the days on which the Exchange is closed (other than weekends) are:
New Year's Day, President's Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.



The Funds' portfolio securities for which market quotations are readily available are valued at market value. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. All other securities are valued at their fair value following procedures approved by the Trustees or Directors.


   How Dividends And Distributions Are Made;
   Tax Information

DIVIDENDS AND DISTRIBUTIONS


Dividends from net investment income are declared daily and paid monthly by the Bond Funds. Dividends from net investment income are declared and paid each fiscal quarter by the Equity Funds and the Balanced Fund. Each Fund's net realized capital gains (including net short-term capital gains) are distributed at least annually.


Trust B Shares of the Bond Funds are eligible to begin earning dividends that are declared on the day the purchase order is executed and continue to be eligible for dividends through and including the day before the redemption order is executed. Trust B Shares of the Equity Funds and the Balanced Fund are eligible to receive dividends when declared, provided however, that the purchase order for such shares is received at least one day prior to the dividend declaration and such shares continue to be eligible for dividends through and including the day before the redemption order is executed.


The net asset value of Trust B Shares in the Funds will be reduced by the amount of any dividend or distribution. Dividends and distributions are paid in cash within five Business Days of the end of the month or quarter to which the dividend relates. Certain purchasing Institutions may provide for the reinvestment of dividends in additional Trust B Shares of the same Fund. Dividends and distributions payable to a shareholder are paid in cash within five Business Days after a shareholder's complete redemption of his or her Trust B Shares in a Fund. Each Fund's net investment income available for distribution to the holders of Trust B Shares will be reduced by the amount of shareholder servicing fees payable to Institutions under the Servicing Agreements.


TAX INFORMATION

Each Fund intends to qualify as a separate "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification relieves a Fund of liability for Federal income taxes to the extent its earnings are distributed in accordance with the Code.

Each Fund intends to distribute substantially all of its investment company taxable income and net tax-exempt income each taxable year. Such distributions by a Fund of its net investment income (including net foreign currency gains) and the excess, if any, of its net short-term capital gain over its net long-term capital loss will be taxable as ordinary income to shareholders who are not currently exempt from Federal income taxes, whether such income is received in cash or reinvested in additional shares. (Federal income taxes for distributions to an Individual Retirement Account are generally deferred under the Code.)


Corporate shareholders may be entitled to the dividends received deduction for distributions from those Funds investing in the stock of domestic corporations to the extent of the total qualifying dividends received by the distributing Fund. Corporate shareholders of the Nations International Equity Fund, Nations Emerging Markets Fund and Nations Pacific Growth Fund may be eligible for the dividends-received deduction on the dividends (excluding the net capital gains dividends) paid by these Funds to the extent that a Fund's income is derived from dividends (which, if received directly, would qualify for such deduction) received from domestic corporations. In order to qualify for the dividends-received deduction, a corporate shareholder must hold the fund shares paying the dividends upon which the deduction is based for at least 46 days.


Substantially all of the net realized long-term capital gains of the Non-Money Market Funds, if any, will be distributed at least annually to such Funds' shareholders. These Funds will generally have no tax liability with respect to such gains, and the distributions will be taxable to such shareholders who are not currently exempt from Federal income taxes as long-term capital gains, regardless of how long the shareholders have held such Funds' shares and whether such gains are received in cash or reinvested in additional shares. The Money Market Funds do not expect to realize long-term capital gains and, therefore, do not expect to distribute any capital gain dividends.

Portions of the Nations International Equity Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund's investment income may be subject to foreign income taxes withheld at their source. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Generally, more than 50% of the value of the total assets of each Fund will consist of securities of foreign issuers, and therefore each Fund may elect to "pass through" to its shareholders these foreign taxes, if any. In such event each shareholder will be required to include his or her pro rata portion thereof in his or her gross income, but will be able to deduct or (subject to various limitations) claim a foreign tax credit against U.S. income taxes for such amount.

Each year, shareholders will be notified as to the amount and Federal tax status of all dividends and capital gains paid during the prior year. Such dividends and capital gains may also be subject to state and local taxes.

Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year in the event such dividends are actually paid during January of the following year.

Federal law requires Nations Fund to withhold 31% from any dividends (other than exempt-interest dividends) paid by Nations Fund and/or redemptions (including exchange redemptions) that occur in certain shareholder accounts if the shareholder has not properly furnished a certified correct Taxpayer Identification Number and has not certified that withholding does not apply. If the Internal Revenue Service has notified Nations Fund that the Taxpayer Identification Number listed on a shareholder account is incorrect according to its records, or that the shareholder is subject to backup withholding, the Fund is required by the Internal Revenue Service to withhold 31% of any dividend (other than exempt-interest dividends) and/or redemption (including exchange redemptions). Amounts withheld are applied to the shareholder's Federal tax liability, and a refund may be obtained from the Internal Revenue Service if withholding results in overpayment of taxes. Federal law also requires the Funds to withhold 30% or the applicable tax treaty rate from dividends paid to certain nonres-ident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

The foregoing discussion is based on tax laws and regulations which were in effect as of the date of this Prospectus and summarizes only some of the important tax considerations generally affecting the Funds and their shareholders. It is not intended as a substitute for careful tax planning. Accordingly, potential investors should consult their tax advisers with specific reference to their own tax situations. Further tax information is contained in the SAIs.

   Appendix A -- Portfolio Securities

The following are summary descriptions of certain types of instruments in which a Fund may invest. The "How Objectives Are Pursued" section of the Prospectus identifies each Fund's permissible investments, and the SAIs contain more information concerning such investments.

ASSET BACKED SECURITIES: Asset Backed Securities arise through the grouping by governmental, government-related, and private organizations of loans, receivables, or other assets originated by various lenders. Asset Backed Securities consist of both mortgage and non-mortgage backed securities. Interests in pools of these assets differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Instead, Asset Backed Securities provide periodic payments which generally consist of both interest and principal payments.


The life of an Asset Backed Security varies depending upon the rate of the prepayment of the underlying debt instruments. The rate of such prepayments will be primarily a function of current market interest rates, although other economic and demographic factors may be involved. For example, falling interest rates generally result in an increase in the rate of prepayments of mortgage loans while rising interest rates generally decrease the rate of prepayments. An acceleration in prepayments in response to sharply falling interest rates will shorten the security's average maturity and limit the potential appreciation in the security's value relative to a conventional debt security. Consequently, Asset Backed Securities are not as effective in locking in high, long-term yields. Conversely, in periods of sharply rising rates, prepayments are generally slow, increasing the security's average life and its potential for price depreciation.


MORTGAGE BACKED SECURITIES represent an ownership interest in a pool of residential mortgage loans, the interest in which is in most cases issued and guaranteed by an agency or instrumentality of the U.S. Government, though not necessarily by the U.S. Government itself.

Mortgage pass-through securities may represent participation interests in pools of residential mortgage loans originated by U.S. governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. Government or one of its agencies, authorities or instrumentalities. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

The guaranteed mortgage pass-through securities in which a Fund may invest may include those issued or guaranteed by GNMA, by FNMA and FHLMC. Such Certificates are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Such mortgage loans may have fixed or adjustable rates of interest. Each mortgage loan included in the pool is either insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA").

The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return on the greater part of principal invested far in advance of the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee.

As the prepayment rates of individual mortgage pools will vary widely, it is not possible to accurately predict the average life of a particular issue of GNMA Certificates. However, statistics published by the FHA indicate that the average life of a single-family dwelling mortgage with a 25- to 30-year maturity, the type of mortgage which backs most GNMA Certificates, is approximately 12 years. It is therefore customary practice to treat GNMA Certificates as 30-year mortgage-backed securities which prepay fully in the twelfth year.

As a consequence of the fees paid to GNMA and the issuer of GNMA Certificates, the coupon rate of interest of GNMA Certificates is lower than the interest paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates.

The yield which will be earned on GNMA Certificates may vary from their coupon rates for the following reasons: (i) Certificates may be issued at a premium or discount, rather than at par; (ii) Certificates may trade in the secondary market at a premium or discount after issuance; (iii) interest is earned and compounded monthly which has the effect of raising the effective yield earned on the Certificates; and (iv) the actual yield of each Certificate is affected by the prepayment of mortgages included in the mortgage pool underlying the Certificates and the rate at which principal so prepaid is reinvested. In addition, prepayment of mortgages included in the mortgage pool underlying a GNMA Certificate purchased at a premium may result in a loss to the Fund.

Due to the large numbers of GNMA Certificates outstanding and active participation in the secondary market by securities dealers and investors, GNMA Certificates are highly liquid instruments.

Mortgage backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. Government.

Collateralized mortgage obligations or "CMOs," are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as "Mortgage Assets"). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references herein to CMOs will include multi-class pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distribution on the multi-class pass-through securities.

Moreover, principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis.

Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. Planned Amortization Class CMOs ("PAC Bonds") generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. A Fund will only invest in SMBS that are obligations backed by the full faith and credit of the U.S. Government. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A Fund will only invest in SMBS whose mortgage assets are U.S. Government obligations.

A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities. The market value of any class which consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates. Because SMBS were only recently introduced, established trading markets for these securities have not yet been developed.


The average life of mortgage backed securities varies with the maturities of the underlying mortgage instruments, which have maximum maturities of 40 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments, mortgage refinancings, or foreclosures. The rate of mortgage prepayments, and hence the average life of the certificates, will be a function of the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments. Estimated average life will be determined by the Adviser and used for the purpose of determining the average weighted maturity of the Funds. For additional information concerning mortgage backed securities, see the related SAI.


NON-MORTGAGE ASSET BACKED SECURITIES include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass- through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt.

Non-mortgage backed securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. In addition, such securities generally will have remaining estimated lives at the time of purchase of five years or less.

The purchase of non-mortgage backed securities raises considerations peculiar to the financing of the instruments underlying such securities. For example, most organizations that issue Asset Backed Securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of the holders of the Asset Backed Securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the larger number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the Asset Backed Securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the Asset Backed Securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and Federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related Asset Backed Securities. Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and Federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike most other Asset Backed Securities, credit card receivables are unsecured obligations of the card holder.

The development of non-mortgage backed securities is at an early stage compared to mortgage backed securities. While the market for Asset Backed Securities is becoming increasingly liquid, the market for mortgage backed securities issued by certain private organizations and non-mortgage backed securities is not as well developed. As stated above, each Fund intends to limit its purchases of mortgage backed securities issued by certain private organizations and non-mortgage backed securities to securities that are readily marketable at the time of purchase.


BANK INSTRUMENTS: Bank instruments consist mainly of certificates of deposit, time deposits and bankers' acceptances. The Funds will limit their investments in bank obligations so they do not exceed 25% of each Fund's total assets at the time of purchase.


Eurodollar, Yankee dollar, and other foreign obligations involve special investment risks, including the possibility that liquidity could be impaired because of future political and economic developments, the obligations may be less marketable than comparable domestic obligations of domestic issuers, a foreign jurisdiction might impose withholding taxes on interest income payable on such obligations, deposits may be seized or nationalized, foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal of and interest on such obligations, the selection of foreign obligations may be more difficult because there may be less publicly available information concerning foreign issuers, there may be difficulties in enforcing a judgment against a foreign issuer or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign issuers may differ from those applicable to domestic issuers. In addition, foreign banks are not subject to examination by U.S. Government agencies or instrumentalities.

BORROWINGS: When a Fund borrows money, the net asset value of a share may be subject to greater fluctuation until the borrowing is paid off. The Funds may borrow money from banks for temporary purposes in amounts of up to one-third of their respective total assets, provided that borrowings in excess of 5% of the value of the Funds' total assets must be repaid prior to the purchase of portfolio securities. The Funds are parties to a Line of Credit Agreement with Mellon Bank, N.A. Advances under the agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities.

Reverse repurchase agreements and dollar roll transactions may be considered to be borrowings. When a Fund invests in a reverse repurchase agreement, it sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash, and agrees to buy the security back at a future date and price. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests without having to sell portfolio securities, or for other temporary or emergency purposes. In addition, the Nations Treasury Fund may use reverse repurchase agreements for the purpose of investing the proceeds in tri-party repurchase agreements as discussed below. Generally, the effect of such a transaction is that the Funds can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while they will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Funds of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise.


At the time a Fund enters into a reverse repurchase agreement, it may establish a segregated account with its custodian bank in which it will maintain cash, U.S. Government securities or other liquid high grade debt obligations equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities the Funds are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds' use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Funds' obligation to repurchase the securities. In addition, there is a risk of delay in receiving collateral or securities or in repurchasing the securities covered by the reverse repurchase agreement or even of a loss of rights in the collateral or securities in the event the buyer of the securities under the reverse repurchase agreement files for bankruptcy or becomes insolvent. The Fund only enters into reverse repurchase agreements (and repurchase agreements) with counterparties that are deemed by the Adviser to be credit worthy. Reverse repurchase agreements are speculative techniques involving leverage, and are subject to asset coverage requirements if the Funds do not establish and maintain a segregated account (as described above). Under the requirements of the 1940 Act, the Funds are required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings. Depending on market conditions, the Fund's asset coverage and other factors at the time of a reverse repurchase, the Funds may not establish a segregated account when the Adviser believes it is not in the best interests of the Funds to do so. In this case, such reverse repurchase agreements will be considered borrowings subject to the asset coverage described above.


Dollar roll transactions consist of the sale by a Fund of mortgage-backed or other asset-backed securities, together with a commitment to purchase similar, but not identical, securities at a future date, at the same price. In addition, a Fund is paid a fee as consideration for entering into the commitment to purchase. If the broker/dealer to whom a Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the security may be restricted; the value of the security may change adversely over the term of the dollar roll; the security that the Fund is required to repurchase may be worth less than the security that the Fund originally held, and the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.


COMMERCIAL INSTRUMENTS: Commercial instruments consist of short-term U.S. dollar-denominated obligations issued by domestic corporations or foreign corporations and foreign commercial banks. Investments by a Fund in commercial paper will consist of issues rated in a manner consistent with such Fund's investment policies and objectives. In addition, a Fund may acquire unrated commercial paper and corporate bonds that are determined by the Adviser at the time of purchase to be of comparable quality to rated instruments that may be acquired by a Fund. Commercial instruments include variable rate master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate, and variable- and floating-rate instruments.


CONVERTIBLE SECURITIES, PREFERRED STOCK, AND WARRANTS: Certain of the Funds may invest in debt securities convertible into or exchangeable for equity securities, preferred stocks or warrants. Preferred stocks are securities that represent an ownership interest in a corporation providing the owner with claims on a company's earnings and assets before common stock owners, but after bond or other debt security owners. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants.

FIXED INCOME INVESTING: The performance of the fixed-income debt component of a Fund's portfolio depends primarily on interest rate changes, the average weighted maturity of the portfolio and the quality of the securities held. The debt component of a Fund's portfolio will tend to decrease in value when interest rates rise and increase when interest rates fall. A Fund's share price and yield depend, in part, on the maturity and quality of its debt instruments.

FOREIGN CURRENCY TRANSACTIONS: Certain of the Funds may enter into foreign currency exchange transactions to convert foreign currencies to and from the United States Dollar. A Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract.

Foreign currency hedging transactions are an attempt to protect a Fund against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.


A Fund will generally enter into forward currency exchange contracts only under two circumstances: (i) when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, to "lock" in the U.S. dollar price of the security; and (ii) when the Adviser believes that the currency of a particular foreign country may experience a substantial movement against another currency. Under certain circumstances, the Fund may commit a substantial portion of its portfolio to the execution of these contracts. The Adviser will consider the effects such a commitment would have on the investment program of the Fund and the flexibility of the Fund to purchase additional securities. Although forward contracts will be used primarily to protect the Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted. The Nations International Equity Fund will generally not enter into a forward contract with a term of greater than one year.


FOREIGN SECURITIES: Foreign securities include obligations of foreign corporations and banks as well as obligations of foreign governments and their political subdivisions (which will be limited to direct government obligations and government-guaranteed securities). Such investments may subject a Fund to special investment risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign issuers in general may be subject to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic companies, and securities of foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers.

Investments in foreign securities may present additional risks, whether made directly or indirectly, including the political or economic instability of the issuer or the country of issue and the difficulty of predicting international trade patterns. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Further, foreign stock markets are generally not as developed or efficient as those in the U.S., and in most foreign markets volume and liquidity are less than in the U.S. Fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign stock exchanges, brokers, and companies than in the U.S. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets, or diplomatic developments that could affect investments within those countries. Because of these and other factors, securities of foreign companies acquired by a Fund may be subject to greater fluctuation in price than securities of domestic companies.


FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS: Certain of the Funds may attempt to reduce the overall level of investment risk of particular securities and attempt to protect a Fund against adverse market movements by investing in futures, options and other derivative instruments. These include the purchase and writing of options on securities (including index options) and options on foreign currencies, and investing in futures contracts for the purchase or sale of instruments based on financial indices, including interest rate indices or indices of U.S. or foreign government, equity or fixed income securities ("futures contracts"), options on futures contracts, forward contracts and swaps and swap-related products such as equity swap contracts, interest rate swaps, currency swaps, caps, collars and floors.



The use of futures, options, forward contracts and swaps exposes a Fund to additional investment risks and transaction costs. If the Adviser incorrectly analyzes market conditions or does not employ the appropriate strategy with respect to these instruments, a Fund could be left in a less favorable position. Additional risks inherent in the use of futures, options, forward contracts and swaps include: imperfect correlation between the price of futures, options and forward contracts and movements in the prices of the securities or currencies being hedged; the possible absence of a liquid secondary market for any particular instrument at any time; and the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. A Fund may not purchase put and call options which are traded on a national stock exchange in an amount exceeding 5% of its net assets. Further information on the use of futures, options and other derivative instruments, and the associated risks, is contained in the SAI.


GUARANTEED INVESTMENT CONTRACTS: Guaranteed investment contracts ("GICs") are investment instruments issued by highly rated insurance companies. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of the insurance company's general as seperate accounts. The insurance company then credits to a Fund guaranteed interest. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. The purchase price paid for a GIC becomes part of the general assets of the issuer, and the contract is paid from the general assets of the issuer.


A Fund will only purchase GICs from issuers which, at the time of purchase, and meet quality and credit standards established by the Adviser. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist. Also, a Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less. Therefore, GICs are generally considered to be illiquid investments.




ILLIQUID SECURITIES: Certain securities may be sold only pursuant to certain legal restrictions, and may be difficult to sell. The Money Market Funds will not knowingly invest more than 10% of the value of their respective net assets in securities that are illiquid or such lower percentage as may be required by the states in which the appropriate Fund sells its shares. The Non-Money Market Funds will not knowingly invest more than 15% of the value of their respective net assets in securities that are illiquid or such lower percentage as may be required by the states in which the appropriate Fund sells its shares. Repurchase agreements and time deposits that do not provide for payment to a Fund within seven days after notice, guaranteed investment contracts and some commercial paper issued in reliance upon the exemption in Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act") (other than variable amount master demand notes with maturities of nine months or less), are subject to the limitation on illiquid securities.



If otherwise consistent with its investment objective and policies, certain Funds may purchase securities which are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by a Fund's Board of Trustees or Board of Directors or the Adviser, acting under guidelines approved and monitored by such Fund's Board, after considering trading activity, availability of reliable price information and other relevant information, that an adequate trading market exists for that security. To the extent that, for a period of time, qualified institutional buyers cease purchasing such restricted securities pursuant to Rule 144A the level of illiquidity of a Fund holding such securities may increase during such period.


INTEREST RATE TRANSACTIONS: In order to attempt to protect the value of its portfolio from interest rate fluctuations, certain of the Funds may enter into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, E.G., an exchange of floating rate payments for fixed rate payments. A Fund will enter into a swap transaction on a net basis, I.E. the payment obligations of the Fund and the counterparty will be netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payment obligations. A Fund will segregate, on a daily basis, cash or liquid high quality debt securities with a value at least equal to the Fund's net obligations, if any, under a swap agreement.


The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The Adviser expects to enter into these transactions on behalf of a Fund primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipated purchasing at a later date rather than for speculative purposes. A Fund will not sell interest rate caps or floors that it does not own.



LOWER-RATED DEBT SECURITIES: Lower-rated, high-yielding securities are those rated Ba or B by Moody's or BB or B by S&P which are commonly referred to as "junk bonds." These bonds provide poor protection for payment of principal and interest. Lower-quality bonds involve greater risk of default or price changes due to changes in the issuer's creditworthiness than securities assigned a higher quality rating. These securities are considered to have speculative characteristics and indicate an aggressive approach to income investing. The Funds intend to limit their investments in lower-quality debt securities to 35% of assets.


The market for lower-rated securities may be thinner and less active than that for higher quality securities, which can adversely affect the price at which these securities can be sold. If market quotations are not available, these lower-rated securities will be valued in accordance with procedures established by the Funds' Board, including the use of outside pricing services. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by a Fund to value its portfolio securities, and a Fund's ability to dispose of these lower-rated bonds.

The market prices of lower-rated securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates. During an economic downturn or a prolonged period of rising interest rates, the ability of issuers of lower quality debt to service their payment obligations, meet projected goals, or obtain additional financing may be impaired.


Since the risk of default is higher for lower-rated securities, the Adviser will try to minimize the risks inherent in investing in lower-rated debt securities by engaging in credit analysis, diversification, and attention to current developments and trends affecting interest rates and economic conditions. The Adviser will attempt to identify those issuers of high-yielding securities whose financial condition are adequate to meet future obligations, have improved, or are expected to improve in the future.


Unrated securities are not necessarily of lower quality than rated securities, but they may not be attractive to as many buyers. Each Fund's policies regarding lower-rated debt securities is not fundamental and may be changed at any time without shareholder approval.

MONEY MARKET INSTRUMENTS: With respect to Non-Money Market Funds, the term "money market instruments" refers to instruments with remaining maturities of one year or less. With respect to Money Market Funds, the term "money market instruments" refers to instruments with remaining maturities of 397 days or less. Money market instruments may include, among other instruments, certain U.S. Treasury obligations, U.S. Government obligations, bank instruments, commercial instruments, repurchase agreements and municipal securities. Such instruments are described in this Appendix A.

MUNICIPAL SECURITIES: The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by a Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

Municipal securities may include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Municipal securities may include variable or floating rate instruments issued by industrial development authorities and other governmental entities. While there may not be an active secondary market with respect to a particular instrument purchased by a Fund, a Fund may demand payment of the principal and accrued interest on the instrument or may resell it to a third party as specified in the instruments. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss.


Some of these instruments may be unrated, but unrated instruments purchased by a Fund will be determined by the Adviser to be of comparable quality at the time of purchase to instruments rated "high quality" by any major rating service. Where necessary to ensure that an instrument is of comparable "high quality," a Fund will require that an issuer's obligation to pay the principal of the note may be backed by an unconditional bank letter or line of credit, guarantee, or commitment to lend.



Municipal securities may include participations in privately arranged loans to municipal borrowers, some of which may be referred to as "municipal leases," and units of participation in trusts holding pools of tax exempt leases. Such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender. Such loans made by a Fund may have a demand provision permitting the Fund to require payment within seven days. Participations in such loans, however, may not have such a demand provision and may not be otherwise marketable. To the extent these securities are illiquid, they will be subject to each Fund's limitation on investments in illiquid securities. As it deems appropriate, the Adviser will establish procedures to monitor the credit standing of each such municipal borrower, including its ability to meet contractual payment obligations.


Municipal participation interests may be purchased from financial institutions, and give the purchaser an undivided interest in one or more underlying municipal security. To the extent that municipal participation interests are considered to be "illiquid securities," such instruments are subject to each Fund's limitation on the purchase of illiquid securities.

In addition, certain of the Funds may acquire "stand-by commitments" from banks or broker/dealers with respect to municipal securities held in their portfolios. Under a stand-by commitment, a dealer would agree to purchase at a Fund's option specified Municipal Securities at a specified price. A Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes.


Although the Funds do not presently intend to do so on a regular basis, each may invest more than 25% of its total assets in municipal securities the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by the Adviser. To the extent that more than 25% of a Fund's total assets are invested in Municipal Securities that are payable from the revenues of similar projects, a Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if its assets were not so concentrated.

OTHER INVESTMENT COMPANIES: A Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.


REAL ESTATE INVESTMENT TRUSTS: A real estate investment trust ("REIT") is a managed portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls. An Equity REIT holds equity positions in real estate, and it seeks to provide its shareholders with income from the leasing of its properties, and with capital gains from any sales of properties. A Mortgage REIT specializes in lending money to developers of properties, and passes any interest income it may earn to its shareholders. REITs may be affected by changes in the value of the underlying property owned or financed by the REIT, while Mortgage REITs also may be affected by the quality of credit extended. Both Equity and Mortgage REITs are dependent upon management skill and may not be diversified. REITs also may be subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free pass-through of income under the Code.


REPURCHASE AGREEMENTS: A repurchase agreement involves the purchase of a security by a Fund and a simultaneous agreement (generally with a bank or broker-dealer) to repurchase that security from the Fund at a specified price and date or upon demand. This technique offers a method of earning income on idle cash. A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. Repurchase agreements with a duration of more than seven days are considered illiquid securities and are subject to the limit stated above. A Fund may enter into joint repurchase agreements jointly with other investment portfolios of Nations Fund and Nations Institutional Reserves.


SECURITIES LENDING: To increase return on portfolio securities, certain of the Funds may lend their portfolio securities to broker-dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. There is a risk of delay in receiving collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be of credit worthy and when, in their judgment, the income to be earned from the loan justifies the attendant risks. The aggregate of all outstanding loans of a Fund may not exceed 30% of the value of its total assets.


SHORT SALES: A short sale is the sale of a security that a Fund does not own. A short sale is "against the box" if at all times when the short position is open a Fund owns an equal amount of securities convertible into, or exchangeable without further consideration for, securities of the same issuer as the securities sold short.


STOCK INDEX, INTEREST RATE AND CURRENCY FUTURES CONTRACTS: Certain of the Funds may purchase and sell futures contracts and related options with respect to non-U.S. stock indexes, non-U.S. interest rates and foreign currencies, that have been approved by the CFTC for investment by U.S. investors, for the purpose of hedging against changes in values of a Fund's securities or changes in the prevailing levels of interest rates or currency exchange rates. The contracts entail certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices; possible reduction of a Fund's total return due to the use of hedging; possible lack of liquidity due to daily limits on price fluctuation; imperfect correlation between the contracts and the securities or currencies being hedged; and potential losses in excess of the amount invested in the futures contracts themselves.


Trading on foreign commodity exchanges presents additional risks. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges are principal markets for which no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that such Fund might realize could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.

U.S. GOVERNMENT OBLIGATIONS: U.S. Government obligations consist of marketable securities and instruments issued or guaranteed by the U.S. Government or any of its agencies, authorities or instrumentalities. Direct obligations are issued by the U.S. Treasury and include all U.S. Treasury instruments. Obligations of U.S. Government agencies, authorities and instrumentalities are issued by government-sponsored agencies and enterprises acting under authority of Congress. Although obligations of federal agencies, authorities and instrumentalities are not debts of the U.S. Treasury, in some cases payment of interest and principal on such obligations is guaranteed by the U.S. Government, E.G., GNMA certificates; in other cases interest and principal are not guaranteed, E.G., obligations of the Federal Home Loan Bank System and the Federal Farm Credit Bank. No assurance can be given that the U.S. Government would provide financial support to government-sponsored instrumentalities if it is not obligated to do so by law.


VARIABLE AND FLOATING-RATE INSTRUMENTS: Certain instruments issued, guaranteed or sponsored by the U.S. Government or its agencies, state and local government issuers, and certain debt instruments issued by domestic banks and corporations may carry variable or floating rates of interest. Such instruments bear interest rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index. A variable-rate demand instrument is an obligation with a variable or floating-interest rate and an unconditional right of demand on the part of the holder to receive payment of unpaid principal and accrued interest. An instrument with a demand period exceeding seven days may be considered illiquid if there is no secondary market for such security.


WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT SECURITIES: The purchase of new issues of securities on a "when-issued," "delayed delivery" or "forward commitment" basis occurs when the payment for and delivery of securities takes place at a future date. Because actual payment for and delivery of such securities generally take place 15 to 45 days after the purchase date, purchasers of such securities bear the risk that interest rates on debt securities at the time of delivery may be higher or lower than those contracted for on the security purchased.


   Appendix B -- Description of Ratings



The following summarizes the highest six ratings used by S&P for corporate and municipal bonds. The first four ratings denote investment grade securities.



     AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.



     AA -- Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.



     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.



     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.



     BB, B -- Bonds rated BB and B are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents the lowest degree of speculation and B a higher degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.



To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.



The following summarizes the highest six ratings used by Moody's for corporate and municipal bonds. The first four ratings denote investment grade securities.



     Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.



     Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.



     A -- Bonds that are rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds that are rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.



     Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.



     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.



Moody's applies numerical modifiers (1, 2 and 3) with respect to corporate bonds rated Aa through B. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1 or Baa1, respectively.



The following summarizes the highest four ratings used by D&P for bonds, each of which denotes that the securities are investment grade:



     AAA -- Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.



     AA -- Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest, but may vary slightly from time to time because of economic conditions.



     A -- Bonds that are rated A have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.



     BBB -- Bonds that are rated BBB have below average protection factors but still are considered sufficient for prudent investment. Considerable variability in risk exists during economic cycles.



To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major categories.



The following summarizes the highest four ratings used by Fitch for bonds, each of which denotes that the securities are investment grade:



     AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.



     AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.



     A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.



     BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.



To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.



The following summarizes the two highest ratings used by Moody's for short-term municipal notes and variable rate demand obligations:



     MIG-1/VMIG-1 -- Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.



     MIG-2/VMIG-2 -- Obligations bearing these designations are of high quality, with ample margins of protection although not so large as in the preceding group.



The following summarizes the two highest ratings used by S&P for short-term municipal notes:



     SP-1 -- Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.



     SP-2 -- Satisfactory capacity to pay principal and interest.

The three highest rating categories of D&P for short-term debt, each of which denotes that the securities are investment grade, are Duff 1, Duff 2 and Duff 3. D&P employs three designations, Duff 1+, Duff 1 and Duff 1-, within the highest rating category. Duff 1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. Duff 1- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. Duff 2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. Duff 3 indicates satisfactory liquidity and other protection factors which qualify the issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.



The following summarizes the three highest rating categories used by Fitch for short-term obligations, each of which denotes securities that are investment grade:



     F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.



     F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.



     F-2 securities possess good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned the F-1+ and F-1 ratings.



Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.



The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of senior short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.



D&P uses the short-term ratings described above for commercial paper.



Fitch uses the short-term ratings described above for commercial paper.



BankWatch ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries. BankWatch ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.



BankWatch long-term ratings apply to specific issues of long-term debt and preferred stock. The long-term ratings specifically assess the likelihood of untimely payment of principal or interest over the term to maturity of the rated instrument. The following is the four investment grade ratings used by BankWatch for long-term debt:



     AAA -- The highest category; indicates ability to repay principal and interest on a timely basis is very high.



     AA -- The second highest category; indicates a superior ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.



     A -- The third highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.



     BBB -- The lowest investment grade category; indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.



The BankWatch short-term ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned. The BankWatch short-term ratings specifically assess the likelihood of an untimely payment of principal or interest.



     TBW-1 -- The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.



     TBW-2 -- The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

     TBW-3 -- The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.



     TBW-4 -- The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.



The following summarizes the three highest long-term ratings used by IBCA:



     AAA -- Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.



     AA -- Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.



     A -- Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.



The following summarizes the three highest short-term debt ratings used by IBCA:



     A1+ -- Obligations supported by the highest capacity for timely repayment and possessing a particularly strong credit feature.



     A1 -- Obligations supported by the highest capacity for timely repayment.



     A2 -- Obligations supported by a good capacity for timely repayment.

                               NATIONS FUND, INC.


                       Statement of Additional Information



                               NATIONS PRIME FUND
                              NATIONS TREASURY FUND
                           NATIONS EQUITY INCOME FUND
                       NATIONS GOVERNMENT SECURITIES FUND
                        NATIONS INTERNATIONAL EQUITY FUND

                        Investor Shares and Trust Shares
















                               September 30, 1995,
                               as supplemented on
                                January 29, 1996

        This Statement of Additional Information ("SAI") provides supplementary information pertaining to the classes of shares representing interests in the above listed five investment portfolios of Nations Fund, Inc. (individually, a "Fund" and collectively, the "Funds"). This SAI is not a prospectus, and should be read only in conjunction with the current Prospectuses for the aforementioned Funds related to the class or series of shares in which one is interested, dated September 30, 1995 for all shares except the Trust B Shares, and March 16, 1996 for the Trust B Shares (each a "Prospectus"). All terms used in this SAI that are defined in the Prospectuses will have the same meanings assigned in the Prospectuses. Copies of these Prospectuses may be obtained by writing Nations Funds c/o Stephens Inc., One NationsBank Plaza, 33rd Floor, Charlotte, North Carolina 28255, or by calling Nations Fund at 1-800-321-7854.

                                TABLE OF CONTENTS


                                                                                                       Page

INTRODUCTION ........................................................................................    1

FUND TRANSACTIONS AND BROKERAGE .....................................................................    1
        General Brokerage Policy.....................................................................    1
        Prime, Treasury and Government Securities Funds .............................................    2
        Equity Income and International Equity Funds ................................................    2
        Section 28(e) Standards .....................................................................    3

ADDITIONAL INFORMATION ON FUND INVESTMENTS ..........................................................    4
        General .....................................................................................    4
        When-Issued Securities ......................................................................    6
        Delayed Delivery Transactions ...............................................................    6
        Foreign Currency Transactions ...............................................................    6
        Futures, Options and Other Derivative
              Instruments ...........................................................................    7
        Interest Rate Transactions ..................................................................   15
        Asset Backed Securities .....................................................................   16
        Special Situations ..........................................................................   18
        Reverse Repurchase Agreements ...............................................................   19
        Securities Lending ..........................................................................   19
        Short Sales .................................................................................   19
        Guaranteed Investment Contracts .............................................................   19
        Illiquid Securities .........................................................................   20
        Commercial Instruments ......................................................................   20
        Municipal Securities ........................................................................   21
        Real Estate Investment Trusts ...............................................................   22
        Additional Investment Limitations ...........................................................   22

NET ASSET VALUE .....................................................................................   24
        Purchases and Redemptions ...................................................................   24
        Net Asset Value Determination ...............................................................   24
        Exchanges ...................................................................................   26

DESCRIPTION OF SHARES ...............................................................................   26
        Dividends and Distributions .................................................................   26

ADDITIONAL INFORMATION CONCERNING TAXES .............................................................   27
       Qualification as a Regulated Investment
              Company ...............................................................................   27
        Excise Tax on Regulated Investment Companies ................................................   29
        Distributions ...............................................................................   29
        Sale or Redemption of Shares ................................................................   31
        Foreign Shareholders ........................................................................   32
        Effect of Future Legislation: Local Tax Considerations ......................................   32

                                       i


DIRECTORS AND OFFICERS ..............................................................................   33
        Remuneration of Directors ...................................................................   36
        Nations Funds Retirement Plan ...............................................................   37
        Nations Funds Deferred Compensation Plan ....................................................   38

INVESTMENT ADVISORY, ADMINISTRATION, CUSTODY,
TRANSFER AGENCY, SHAREHOLDER SERVICING AND
DISTRIBUTION AGREEMENTS .............................................................................   38
        The Company and Its Common Stock ............................................................   38
        Investment Adviser ..........................................................................   39
        Investment Styles ...........................................................................   41
        Administrator and Co-Administrator ..........................................................   42
        Distribution Plans and Shareholder Servicing
            Arrangements for Investor Shares ........................................................   44
        Shareholder Servicing Agreements-Money Market Funds
            (Trust B Shares) ........................................................................   51
        Shareholder Servicing Agreements-Non-Money Market Funds
            (Trust B Shares) ........................................................................   51
        Expenses ....................................................................................   52
        Transfer Agents and Custodians ..............................................................   53

DISTRIBUTOR
                                                                                                        54

INDEPENDENT ACCOUNTANTS AND REPORTS .................................................................   54

COUNSEL..............................................................................................   54

ADDITIONAL INFORMATION ON PERFORMANCE ...............................................................   54
        Yield Calculations ..........................................................................   55
        Total Return Calculations ...................................................................   56

MISCELLANEOUS .......................................................................................   59
        Certain Record Holders ......................................................................   59

SUITABILITY OF NATIONS TREASURY FUND FOR
INVESTMENT BY MUNICIPAL INVESTORS ...................................................................   61


SCHEDULE A - Description of Ratings .................................................................   A-1

SCHEDULE B - Additional Information Concerning Options &
Futures .............................................................................................   B-1

SCHEDULE C - Additional Information Concerning Mortgage
Backed Securities ...................................................................................   C-1



                                  INTRODUCTION

      Nations Fund, Inc. (the "Company") is a mutual fund. The rules and regulations of the United States Securities and Exchange Commission (the "SEC") require all mutual funds to furnish prospective investors certain information concerning the activities of the mutual fund being considered for investment. This information about the Company is included in various Prospectuses. The Prospectuses relate to the Trust A, Trust B, Investor A, Investor B, Investor C and Investor D Shares of Nations Prime Fund (the "Prime Fund") and Nations Treasury Fund (the "Treasury Fund") (hereinafter the Prime or Treasury Funds, collectively referred to as the "Money Market Funds"), and the Trust A, Trust B, Investor A, Investor C and Investor N Shares of Nations Equity Income Fund (the "Equity Income Fund"), Nations Government Securities Fund (the "Government Securities Fund") and Nations International Equity Fund (the "International Equity Fund") (hereinafter the Equity Income, Government Securities and International Equity Funds, collectively referred to as the "Non-Money Market Funds"). The Trust A and Trust B Shares are collectively referred to herein as "Trust Shares" and the Investor A, Investor B, Investor C, Investor D and Investor N Shares are referred to as "Investor Shares." Prospectuses relating to these Funds may be obtained without charge by written request to Nations Fund, c/o Stephens, Inc., One NationsBank Plaza, 33rd Floor, Charlotte, NC 28255. Investors also may call toll-free at (800) 321-7854.


      NationsBanc Advisors, Inc. ("NBAI") is the investment adviser to the Funds. TradeStreet Investment Associates, Inc. ("TradeStreet") is sub-investment adviser. Nations Gartmore Investment Management ("Nations Gartmore") serves as sub-investment adviser to the International Equity Fund. As used herein, "Adviser" shall mean NBAI, TradeStreet and/or Nations Gartmore as the context may require.


      This SAI is intended to furnish prospective investors with additional information concerning the Company and the Funds. Some of the information required to be in this SAI is also included in the Funds' current Prospectuses, and, in order to avoid repetition, reference will be made to sections of the Prospectuses. Additionally, the Prospectuses and this SAI omit certain information contained in the registration statement filed with the SEC. Copies of the registration statement, including items omitted from the Prospectuses and this SAI, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

                         FUND TRANSACTIONS AND BROKERAGE

General Brokerage Policy


      Subject to policies established by the Board of Directors of the Company, the Adviser is responsible for decisions to buy and sell securities for each Fund, for the selection of broker/dealers, for the execution of such Fund's securities transactions, and for the allocation of brokerage fees in connection with such transactions. The Adviser's primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. While the Adviser generally seeks reasonably competitive commission rates, a Fund does not necessarily pay the lowest commission or spread available.


      During the fiscal years ended May 31, 1993, 1994 and 1995, the Equity Income Fund paid Shearson Lehman Brothers Inc. $10, $0 and $0, respectively in brokerage commissions. During the fiscal years ended May 31, 1993, 1994 and 1995, the percentage of the Company's aggregate brokerage commissions paid to Shearson Lehman Brothers Inc. were 0%, 0% and 0%, respectively, and the percentage of the Company's aggregate dollar amount of transactions involving the payment of commissions effected through Shearson Lehman Brothers Inc. was 0%, 0% and 0%, respectively.

      During the fiscal year ended May 31, 1994, the Equity Income Fund and the International Equity Fund paid $56,184 and $4,500, respectively, in brokerage commissions to Dean Witter and during the fiscal year ended May 31, 1995, the Equity Income Fund paid $71,240 in brokerage commissions to Dean Witter. During the fiscal year ended May 31, 1995 the percentage of the Equity Income Fund's aggregate brokerage commissions paid to Dean Witter was 3.43% and the percentage of the Company's aggregate dollar amount of transactions involving the payment of commissions effected through Dean Witter was .37%.

      During the fiscal years ended May 31, 1993, 1994 and 1995, the Company did not pay brokerage commission to NationsBanc Securities, Inc., NationsBanc Capital Markets, Inc., Nations Securities or Stephens.

      As of May 31, 1995, the Equity Income Fund and International Equity Fund did not hold any securities of the Company's regular brokers or dealers.

Prime, Treasury and Government Securities Funds

      Since purchases and sales of fund securities by the Prime, Treasury, and Government Securities Funds are usually principal transactions, these Funds incur little or no brokerage commissions. Fund securities are normally purchased directly from the issuer or from a market maker for the securities. The purchase price paid to dealers serving as market makers may include a spread between the bid and asked prices. These Funds may also purchase securities from underwriters at prices which include a commission paid by the issuer to the underwriter.


      The Company does not generally seek to profit from short-term trading, and will generally (although not always) hold fund securities to maturity, but the Adviser may seek to enhance the yield of the Money Market Funds by taking advantage of yield disparities or other factors that occur in the money market. For example, market conditions frequently result in similar securities trading at different prices. The Adviser may dispose of any portfolio security prior to its maturity if such disposition and reinvestment of proceeds are expected to enhance yield consistent with the Adviser's judgment as to desirable fund maturity structure or if such disposition is believed to be advisable due to other circumstances or conditions. The fundamental policies of each of the Funds require that investments mature within one year or less. The amortized cost method of valuing fund securities requires that each Fund maintain an average weighted portfolio maturity of 90 days or less. Thus, there is likely to be relatively high fund turnover, but since brokerage commissions are not normally paid on money market instruments, the high rate of portfolio turnover is not expected to have a material effect on the net income or expenses of the Money Market Funds.


Equity Income and International Equity Funds

      During the fiscal years ended May 31, 1993, 1994 and 1995, the Equity Income Fund paid aggregate brokerage commissions of $257,775, $1,268,685 and $2,076,553, respectively. A portion of the securities in which the Equity Income Fund invests are traded in over-the-counter markets, and in such transactions such Fund deals directly with the dealers who make markets in the securities involved, except in those circumstances where better prices and executions are available elsewhere. Equity Income Fund transactions placed through dealers serving as primary market makers are effected at net prices, without commissions as such, but which include compensation in the form of a mark up or mark down.


      During the fiscal years ended May 31, 1993, 1994 and 1995, the International Equity Fund paid aggregate brokerage commissions of $235,475, $1,200,255 and $2,108,611, respectively. Subject to policies established by the Board of Directors of the Company, the Adviser is responsible for decisions to buy and sell securities for the Fund, for the selection of broker/dealers, for the execution of the Fund's securities transactions, and for the allocation of brokerage fees in connection with such transactions. The primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. While the Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission or spread available.

      The Adviser anticipates that most brokerage services will be provided by brokerage companies located in London. A portion of the securities in which the Funds invest are traded in over-the-counter markets, and in such transactions each such Fund deals directly with the dealers who make markets in the securities involved, except in those circumstances where better prices and executions are available elsewhere. Portfolio transactions placed through dealers serving as primary market makers are effected at net prices, without commissions as such, but which include compensation in the form of a mark up or mark down.

      The Adviser may from time to time determine target levels of commission business to transact with various brokers on behalf of its clients (including the Company) over a certain time period. The target levels will be determined based upon the following factors, among others: (1) the execution services provided by the broker; (2) the research services provided by the broker; and
(3) the broker's attitude toward and interest in mutual funds in general and in the Company and other mutual funds advised by the Adviser in particular. No specific formula will be used in connection with any of the foregoing considerations in determining the target levels. However, if a broker has indicated a certain level of desired commissions in return for certain research services provided by the broker, this factor will be taken into consideration by the Adviser.

      Subject to the overall objective of obtaining best price and execution for a Fund, the Adviser may also consider sales of shares of such Fund and of the other mutual funds managed or advised by the Adviser as a factor in the selection of broker/dealers to execute portfolio transactions for the Funds.

      The Adviser will seek, whenever possible, to recapture for the benefit of a Fund any commission, fees, brokerage or similar payments paid by such Fund on portfolio transactions. Normally, the only fees which may be recaptured are the soliciting dealer fees on the tender of an account's portfolio securities in a tender or exchange offer.

      The Funds are not under any obligation to deal with any broker or group of brokers in the execution of transactions in portfolio securities. Brokers who provide supplemental investment research to the Adviser may receive orders for transactions by a Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Adviser under their agreements with each Fund and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Certain research services furnished by broker/dealers may be useful to the Adviser in connection with their services to other advisory clients, including the investment companies which they advise. Also, the Fund may pay a higher price for securities or higher commissions in recognition of research services furnished by broker/dealers.



      The Adviser and its affiliates manage several other investment accounts some of which may have investment objectives similar to those of one or more of the Funds. It is possible that, at times, identical securities will be appropriate for investment by one or more of the Funds and by one or more of such investment accounts. The position of each account, however, in the securities of the same issuer may vary and the length of time that each account may choose to hold its investment in the securities of the same issuer may likewise vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities consistent with the investment policies of a Fund and one or more of these accounts is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Adviser. The Adviser may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution. Simultaneous transactions could, however, adversely affect the ability of a Fund to obtain or dispose of the full amount of a security which it seeks to purchase or sell.


      In some cases the procedure for allocating securities transactions among the various investment accounts advised by the Adviser and their affiliates could have an adverse effect on the price or amount of securities available to a Fund. In making such allocations, the main factors considered by the Adviser are the respective investment objectives and policies of such advisory clients, the relative size of holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the judgments of the persons responsible for recommending the investment.


Section 28(e) Standards


      Under Section 28(e) of the Securities Exchange Act of 1934, the Adviser shall not be "deemed to have acted unlawfully or to have breached its fiduciary duty" solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of
Section 28(e), ana adviser must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided ...viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker provide an adviser with lawful and appropriate assistance in the performance of its investment decision making responsibilities." Accordingly, the price to a Fund in any transaction may be less favorable than that available from another broker dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

      Broker/dealers utilized by the Adviser may furnish statistical, research and other information or services which are deemed by the Adviser to be beneficial to the Funds' investment programs. Research services received from brokers supplement the Adviser's own research and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; fund management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services to the Adviser and to the Company's directors with respect to the performance, investment activities and fees and expenses of other mutual funds. Such information may be communicated electronically, orally or in written form. Research services may also include the providing of equipment used to communicate research information, the arranging of meetings with management of companies and the providing of access to consultants who supply research information.

      The outside research assistance is useful to the Adviser since the brokers utilized by the Adviser as a group tend to follow a broader universe of securities and other matters than the Adviser's staff can follow. In addition, this research provides the Adviser with a diverse perspective on financial markets. Research services which are provided to the Adviser by brokers are available for the benefit of all accounts managed or advised by the Adviser. In some cases, the research services are available only from the broker providing such services. In other cases, the research services may be obtainable from alternative sources in return for cash payments. The Adviser is of the opinion that because the broker research supplements rather than replaces its research, the receipt of such research does not tend to decrease its expenses, but tends to improve the quality of its investment advice. However, to the extent that the Adviser would have purchased any such research services had such services not been provided by brokers, the expenses of such services to the Adviser could be considered to have been reduced accordingly. Certain research services furnished by broker/dealers may be useful to the Adviser with clients other than the Funds. Similarly, any research services received by the Adviser through the placement of fund transactions of other clients may be of value to the Adviser in fulfilling its obligations to the Funds. The Adviser is of the opinion that this material is beneficial in supplementing its research and analysis; and, therefore, it may benefit the Company by improving the quality of the Adviser's investment advice. The advisory fees paid by the Company are not reduced because the Adviser receives such services.

      Some broker/dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by The Adviser's clients, including the Funds.


      For the period ended May 31, 1995, Nations Prime Fund acquired stock in the following broker dealers in the indicated amounts: Lehman Brothers Holdings, Inc. -- $20,000,000; Lehman Brothers PLC -$150,000,000 and Goldman Sachs Group, L.P. - $155,010,413.

                   ADDITIONAL INFORMATION ON FUND INVESTMENTS

General

      Information concerning each Fund's investment objective is set forth in each of the Prospectuses under the headings "Investment Objectives and Policies," and "Appendix A." There can be no assurance that the Funds will achieve their objectives. The principal features of the Funds' investment programs and the primary risks associated with those investment programs are discussed in the Prospectuses under the heading "Investment Objectives and Policies" and "Appendix A." The securities in which the Money Market Funds invest may not yield as high a level of current income as longer term or lower grade securities, which generally have less liquidity and greater fluctuation in value. The values of the securities in which the Funds invest fluctuate based upon interest rates, foreign currency rates, the financial stability of the issuer and market factors.

      Pursuant to one of the Company's fundamental investment restrictions (see "Investment Limitations" in the Company's Prospectuses), the Company does not have authority to purchase any securities which would cause more than 25% of the value of any Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that, there is no limitation with respect to investments in obligations issued or guaranteed by the U.S.
Government, its agencies or instrumentalities and further provided that with respect to the Money Market Funds only, there is no limitation with respect to investments in obligations by banks. The position of the staff of the SEC is that the exclusion with respect to banks may only be applied to domestic banks. For this purpose, the staff also takes the position that United States branches of foreign banks and foreign branches of domestic banks may, if certain conditions are met, be treated as "domestic banks." The Company currently intends to consider only obligations of "domestic banks" to be within the exclusion with respect to banks. For this purpose, "domestic banks" will be construed by the Company to include: (a) United States branches of foreign banks, to the extent they are subject to the same regulation as United States banks; and (b) foreign branches of domestic banks with respect to which the domestic bank would be unconditionally liable in the event that the foreign branch failed to pay on its instruments for any reason.

When-Issued Securities

      Each Fund may purchase securities on a "when-issued" basis, that is, the date for delivery of the payment for the securities is not fixed at the date of purchase, but is set after the securities are issued (normally within 45 days after the date of the transaction). Each Fund may also purchase or sell securities on a delayed delivery basis. The payment obligation and the interest rate that will be received on the when-issued securities are fixed at the time the buyer enters into the commitment. Each Fund will only make commitments to purchase when-issued or delayed delivery securities with the intention of actually acquiring such securities, but each Fund may sell these securities before the settlement date if it is deemed advisable.

      If a Fund purchases a when-issued security, the Fund will direct its custodian bank to place cash or high grade securities in a separate account of the Fund in an amount equal to the when-issued commitment. If a separate account must be maintained because a Fund enters into when-issued commitments, the deposited securities will be valued at market for the purpose of determining the adequacy of the securities in the account. If the market value of such securities declines, additional cash or securities will be placed in the account on a daily basis so that the market value of the account will equal the amount of the Fund's when-issued commitments. To the extent funds are in a separate account, they will not be available for new investment or to meet redemptions.

      Securities purchased on a when-issued basis and the securities held in the Funds are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and changes in the level of interest rates (which will generally result in all of those securities changing in value in the same way, i.e., experiencing appreciation when interest rates fall). Therefore, if in order to achieve higher interest income a Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there is a possibility that the Fund will experience greater fluctuation in the market value of its assets.

      Furthermore, when the time comes for a Fund to meet its obligations under when-issued commitments, the Fund will do so by use of its then available cash, by the sale of securities held in the separate account, by the sale of other securities or, although it would not normally expect to do so, by directing the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation thereunder). The sale of securities to meet such obligations carries with it a greater potential for the realization of net short-term capital gains, which are not exempt from federal income taxes. The value of when-issued securities on the settlement date may be more or less than the purchase price.



Delayed Delivery Transactions

      In a delayed delivery transaction, the Fund relies on the other party to complete the transaction. If the transaction is not completed, the Fund may miss a price or yield considered to be advantageous.

Foreign Currency Transactions

      As described in the Prospectuses, certain Funds may invest in foreign currency transactions. Foreign securities involve currency risks. The U.S. dollar value of a foreign security tends to decrease when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and tends to increase when the value of the U.S. dollar falls against such currency. A Fund may purchase or sell forward foreign currency exchange contracts ("forward contracts") to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. A Fund may also purchase and sell foreign currency futures contracts and related options (see "Purchase and Sale of Currency Futures Contracts and Related Options"). A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date that is individually negotiated and privately traded by currency traders and their customers.

      Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement, and is traded at a net price without commission. A Fund maintains with its custodian a segregated account of high grade liquid assets in an amount at least equal to its obligations under each forward foreign currency exchange contract. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.


      A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security (a "transaction hedge"). In addition, when the Adviser believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency, or when the Adviser believes that the U.S. dollar may suffer a substantial decline against the foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount (a "position hedge").

      A Fund may, however, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where the Adviser believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which the fund securities are denominated (a "cross-hedge").


      Foreign currency hedging transactions are an attempt to protect a Fund against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amount and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and date it matures.

      The Fund's custodian will place cash not available for investment or U.S. Government securities or other high-quality debt securities in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the securities placed in a separate account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts. As an alternative to maintaining all or part of the separate account, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price.

Futures, Options and Other Derivative Instruments

      A futures contract is an agreement between two parties for the future delivery of fixed income securities or for the payment or acceptance of a cash settlement in the case of futures contracts on an index of fixed income securities or stock index futures contracts. A "sale" of a futures contract means the contractual obligation to deliver the securities at a specified price on a specified date, or to make the cash settlement called for by the contract. Futures contracts have been designed by exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a brokerage firm, known as a futures commission merchant, which is a member of the relevant contract market. Futures contracts trade on these markets, and the exchanges, through their clearing organizations, guarantee that the contracts will be performed as between the clearing members of the exchange. Presently, futures contracts are based on such debt securities as long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities, three-month U.S. Treasury Bills, bank certificates of deposit, and on indices of municipal, corporate and government bonds.

      While futures contracts based on securities do provide for the delivery and acceptance of securities, such deliveries and acceptances are very seldom made. Generally, a futures contract is terminated by entering into an offsetting transaction. A Fund will incur brokerage fees when it purchases and sells futures contracts. At the time such a purchase or sale is made, a Fund must provide cash or money market securities as a deposit known as "margin." The initial deposit required will vary, but may be as low as 2% or less of a contract's face value. Daily thereafter, the futures contract is valued through a process known as "marking to market," and a Fund that engages in futures transactions may receive or be required to pay "variation margin" as the futures contract becomes more or less valuable. At the time of delivery of securities pursuant to a futures contract based on securities, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate than the specific security that provides the standard for the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

      Futures contracts on indices of securities are settled through the making and acceptance of cash settlements based on changes in value of the underlying rate or index between the time the contract is entered into and the time it is liquidated.

      Futures Contracts on Fixed Income Securities and Related Indices. As noted in their respective Prospectuses, certain Funds may enter into transactions in futures contracts for the purpose of hedging a relevant portion of their portfolios. A Fund may enter into transactions in futures contracts that are based on U.S. Government obligations, including any index of government obligations that may be available for trading. Such transactions will be entered into where movements in the value of the securities or index underlying a futures contract can be expected to correlate closely with movements in the value of securities held in a Fund. For example, a Fund may sell futures contracts in anticipation of a general rise in the level of interest rates, which would result in a decline in the value of its fixed income securities. If the expected rise in interest rates occurs, the Fund may realize gains on its futures position, which should offset all or part of the decline in value of fixed income fund securities. A Fund could protect against such decline by selling fixed income securities, but such a strategy would involve higher transaction costs than the sale of futures contracts and, if interest rates again declined, the Fund would be unable to take advantage of the resulting market advance without purchases of additional securities.

      The purpose of the purchase or sale of a futures contract on government securities and indices of government securities, in the case of the above-referenced Funds, which hold or intend to acquire long-term debt securities, is to protect a Fund from fluctuations in interest rates without actually buying or selling long-term debt securities. For example, if long-term bonds are held by a Fund, and interest rates were expected to increase, the Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the long-term bonds held by the Fund. If interest rates did increase, the value of the debt securities in the Fund would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. When a Fund is not fully invested and a decline in interest rates is anticipated, which would increase the cost of fixed income securities that the Fund intends to acquire, it may purchase futures contracts. In the event that the projected decline in interest rates occurs, the increased cost of the securities acquired by the Fund should be offset, in whole or part, by gains on the futures contracts by entering into offsetting transactions on the contract market on which the initial purchase was effected. In a substantial majority of these transactions, a Fund will purchase fixed income securities upon termination of the long futures positions, but under unusual market conditions, a long futures position may be terminated without a corresponding purchase of securities.

      Similarly, when it is expected that interest rates may decline, futures contracts on fixed income securities and indices of government securities may be purchased for the purpose of hedging against anticipated purchases of long-term bonds at higher prices. Since the fluctuations in the value of such futures contracts should be similar to that of long-term bonds, a Fund could take advantage of the anticipated rise in the value of long-term bonds without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund's cash reserves could then be used to buy long-term bonds in the cash market. Similar results could be accomplished by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of these futures contracts as an investment technique allows a Fund to act in anticipation of such an interest rate decline without having to sell its portfolio securities. To the extent a Fund enters into futures contracts for this purpose, the assets in the segregated asset accounts maintained by a Fund will consist of cash, cash equivalents or high quality debt securities of the Fund in an amount equal to the difference between the fluctuating market value of such futures contract and the aggregate value of the initial deposit and variation margin payments made by the Fund with respect to such futures contracts.

      Stock Index Futures Contracts. As described in the Prospectuses, certain Funds may sell stock index futures contracts in order to offset a decrease in market value of its securities that might otherwise result from a market decline. A Fund may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of securities to be sold. Conversely, a Fund may purchase stock index futures contracts in order to protect against anticipated increases in the cost of securities to be acquired. As also described above with respect to futures contracts on fixed income securities and related indices, in a substantial majority of these transactions, the Fund would purchase such securities upon termination of the long futures position, but under unusual market conditions, a long futures position may be terminated without a corresponding purchase of securities.

      In addition, a Fund may utilize stock index futures contracts in anticipation of changes in the composition of its portfolio. For example, in the event that a Fund expects to narrow the range of industry groups represented in its portfolio, it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. As such securities are acquired, a Fund's futures positions would be closed out. A Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of its portfolio will decline prior to the time of sale.

      Options on Futures Contracts. An option on a futures contract gives the purchaser (the "holder") the right, but not the obligation, to enter into a "long" position in the underlying futures contract (i.e., a purchase of such futures contract) in the case of an option to purchase (a "call" option), or a "short" position in the underlying futures contract (i.e., a sale of such futures contract) in the case of an option to sell (a "put" option), at a fixed price (the "strike price") up to a stated expiration date. The holder pays a non-refundable purchase price for the option, known as the "premium." The maximum amount of risk the purchase of the option assumes is equal to the premium plus related transaction costs, although this entire amount may be lost. Upon exercise of the option by the holder, the exchange clearing corporation establishes a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits. In addition, the writer of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

      Options  on Futures  Contracts  on Fixed  Income  Securities  and  Related
Indices. As described in the Prospectuses, certain Funds may purchase put options on futures contracts in which such Funds are permitted to invest for the purpose of hedging a relevant portion of their portfolios against an anticipated decline in the values of portfolio securities resulting from increases in interest rates, and may purchase call options on such futures contracts as a hedge against an interest rate decline when they are not fully invested. A Fund would write options on these futures contracts primarily for the purpose of terminating existing positions.

      Options on Stock Index Futures Contracts, Options on Stock Indices and Options on Equity Securities. As described in the Prospectuses, certain Funds may purchase put options on stock index futures contracts, stock indices or equity securities for the purpose of hedging the relevant portion of their portfolio securities against an anticipated market-wide decline or against declines in the values of individual portfolio securities, and they may purchase call options on such futures contracts as a hedge against a market advance when they are not fully invested. A Fund would write options on such futures contracts primarily for the purpose of terminating existing positions. In general, options on stock indices will be employed in lieu of options on stock index futures contracts only where they present an opportunity to hedge at lower cost. With respect to options on equity securities, a Fund may, under certain circumstances, purchase a combination of call options on such securities and U.S. Treasury bills. The Adviser believes that such a combination may more closely parallel movements in the value of the security underlying the call option than would the option itself.

      Further, while a Fund generally would not write options on individual portfolio securities, it may do so under limited circumstances known as "targeted sales" and "targeted buys," which involve the writing of call or put options in an attempt to purchase or sell portfolio securities at specific desired prices. A Fund would receive a fee, or a "premium," for the writing of the option. For example, where the Fund seeks to sell portfolio securities at a "targeted" price, it may write a call option at that price. In the event that the market rises above the exercise price, it would receive its "targeted" price, upon the exercise of the option, as well as the premium income. Also, where it seeks to buy portfolio securities at a "targeted" price, it may write a put option at that price for which it will receive the premium income. In the event that the market declines below the exercise price, a Fund would pay its "targeted" price upon the exercise of the option. In the event that the market does not move in the direction or to the extent anticipated, however, the targeted sale or buy might not be successful and a Fund could sustain a loss on the transaction that may not be offset by the premium received. In addition, a Fund may be required to forego the benefit of an intervening increase or decline in value of the underlying security.


      Options and Futures Strategies. The Adviser may seek to increase the current return of the Fund by writing covered call or put options. In addition, through the writing and purchase of options and the purchase and sale of U.S. and certain foreign stock index futures contracts, interest rate futures contracts, foreign currency futures contracts and related options on such futures contracts, the Adviser may at times seek to hedge against a decline in the value of securities included in the Fund or an increase in the price of securities that it plans to purchase for the Fund. Expenses and losses incurred as a result of such hedging strategies will reduce the Fund's current return. A Fund's investment in foreign stock index futures contracts and foreign interest rate futures contracts, and related options on such futures contracts, are limited to only those contracts and related options that have been approved by the CFTC for investment by U.S. investors. Additionally, with respect to a Fund's investment in foreign options, unless such options are specifically authorized for investment by order of the CFTC or meet the definition of trade options as set forth in CFTC rule 32.4, a Fund will not make these investments.


      The ability of a Fund to engage in the options and futures strategies described below will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to stock indices, foreign government securities and foreign currencies are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore, no assurance can be given that a Fund will be able to utilize these instruments effectively for the purposes stated below. Furthermore, a Fund's ability to engage in options and futures transactions may be limited by tax considerations. Although a Fund will only engage in options and futures transactions for limited purposes, these activities will involve certain risks which are described below under "Risk Factors Associated with Futures and Options Transactions." A Fund will not engage in options and futures transactions leveraging purposes.


      Writing Covered Options on Securities. A Fund may write covered call options and covered put options on optionable securities of the types in which it is permitted to invest from time to time as the Adviser determines is appropriate in seeking to attain its objective. Call options written by a Fund give the holder the right to buy the underlying securities from a Fund at a stated exercise price; put options give the holder the right to sell the underlying security to the Fund at a stated price.


      A Fund may write only covered options, which means that, so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, a Fund will maintain in a separate account cash or short-term U.S. Government securities with a value equal to or greater than the exercise price of the underlying securities. A Fund may also write combinations of covered puts and calls on the same underlying security.

      A Fund will receive a premium from writing a put or call option, which increases the Fund's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option and the volatility of the market price of the underlying security. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss if the purchase price exceeds the market value plus the amount of the premium received, unless the security subsequently appreciates in value.

      A Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. A Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option. In the case of a put option, any loss so incurred may be partially or entirely offset by the premium received from a simultaneous or subsequent sale of a different put option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by a Fund.

      Purchasing Put and Call Options on Securities. A Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since a Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, a Fund will reduce any profit it might otherwise have realized in its underlying security by the premium paid for the put option and by transaction costs.

      A Fund may also purchase call options to hedge against an increase in prices of securities that it wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, a Fund will reduce any profit it might have realized had it bought the underlying security at the time it purchased the call option by the premium paid for the call option and by transaction costs.

      Purchase and Sale of Options and Futures on Stock Indices. A Fund may purchase and sell options on non-U.S. stock indices and stock index futures as a hedge against movements in the equity markets.

      Options on stock indices are similar to options on specific securities except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stocks. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.


      If the Adviser expects general stock market prices to rise, a Fund might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy. If in fact the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of a Fund's index option or futures contract resulting from the increase in the index. If, on the other hand, the Adviser expects general stock market prices to decline, a Fund might purchase a put option or sell a futures contract on the index. If that index does in fact decline, the value of some or all of the equity securities in a Fund may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Fund's position in such put option or futures contract.


      Purchase and Sale of Interest Rate Futures. A Fund may purchase and sell interest rate futures contracts on foreign government securities including, but not limited to, debt securities of the governments and central banks of France, Germany, Denmark and Japan for the purpose of hedging fixed income and interest sensitive securities against the adverse effects of anticipated movements in interest rates.

      A Fund may sell interest rate futures contracts in anticipation of an increase in the general level of interest rates. Generally, as interest rates rise, the market value of the fixed income securities held by a Fund will fall, thus reducing the net asset value of the Fund. This interest rate risk can be reduced without employing futures as a hedge by selling long-term fixed income securities and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs to a Fund in the form of dealer spreads and brokerage commissions.

      The sale of interest rate futures contracts provides an alternative means of hedging against rising interest rates. As rates increase, the value of a Fund's short position in the futures contracts will also tend to increase, thus offsetting all or a portion of the depreciation in the market value of a Fund's investments that are being hedged. While a Fund will incur commission expenses in selling and closing out futures positions (which is done by taking an opposite position which operates to terminate the position in the futures contract), commissions on futures transactions are lower than transaction costs incurred in the purchase and sale of portfolio securities.

      Options on Stock Index Futures Contracts and Interest Rate Futures Contracts. A Fund may purchase and write call and put options on non-U.S. stock index and interest rate futures contracts. A Fund may use such options on futures contracts in connection with its hedging strategies in lieu of purchasing and writing options directly on the underlying securities or stock indices or purchasing and selling the underlying futures. For example, a Fund may purchase put options or write call options on stock index futures, or interest rate futures, rather than selling futures contracts, in anticipation of a decline in general stock market prices or rise in interest rates, respectively, or purchase call options or write put options on stock index or interest rate futures, rather than purchasing such futures, to hedge against possible increases in the price of equity securities or debt securities, respectively, which the Fund intends to purchase.

      Purchase and Sale of Currency Futures Contracts and Related Options. In order to hedge its portfolio and to protect it against possible variations in foreign exchange rates pending the settlement of securities transactions, a

Fund may buy or sell currency futures contracts and related options. If a fall in exchange rates for a particular currency is anticipated, a Fund may sell a currency futures contract or a call option thereon or purchase a put option on such futures contract as a hedge. If it is anticipated that exchange rates will rise, a Fund may purchase a currency futures contract or a call option thereon or sell (write) a put option to protect against an increase in the price of securities denominated in a particular currency a Fund intends to purchase. These futures contracts and related options thereon will be used only as a hedge against anticipated currency rate changes, and all options on currency futures written by a Fund will be covered.

      A currency futures contract sale creates an obligation by a Fund, as seller, to deliver the amount of currency called for in the contract at a specified futures time for a special price. A currency futures contract purchase creates an obligation by a Fund, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of a currency futures contract is effected by entering into an offsetting purchase or sale transaction. Unlike a currency futures contract, which requires the parties to buy and sell currency on a set date, an option on a currency futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to enter into the contract, the premium paid for the option is fixed at the point of sale.

      The Fund will write (sell) only covered put and call options on currency futures. This means that a Fund will provide for its obligations upon exercise of the option by segregating sufficient cash or short-term obligations or by holding an offsetting position in the option or underlying currency future, or a combination of the foregoing. A Fund will, so long as it is obligated as the writer or a call option on currency futures, own on a contract-for-contract basis an equal long position in currency futures with the same delivery date or a call option on stock index futures with the difference, if any, between the market value of the call written and the market value of the call or long currency futures purchased maintained by a Fund in cash, Treasury bills, or other high-grade short-term obligations in a segregated account with its custodian. If at the close of business on any day the market value of the call purchased by a Fund falls below 100% of the market value of the call written by the Fund, a Fund will so segregate an amount of cash, Treasury bills or other high grade short-term obligations equal in value to the difference. Alternatively, a Fund may cover the call option through segregating with the custodian an amount of the particular foreign currency equal to the amount of foreign currency per futures contract option times the number of options written by a Fund. In the case of put options on currency futures written by the Fund, the Fund will hold the aggregate exercise price in cash, Treasury bills, or other high grade short-term obligations in a segregated account with its custodian, or own put options on currency futures or short currency futures, with the difference, if any, between the market value of the put written and the market value of the puts purchased or the currency futures sold maintained by a Fund in cash, Treasury bills or other high grade short-term obligations in a segregated account with its custodian. If at the close of business on any day the market value of the put options purchased or the currency futures by a Fund falls below 100% of the market value of the put options written by the Fund, a Fund will so segregate an amount of cash, Treasury bills or other high grade short-term obligations equal in value to the difference.

      If other methods of providing appropriate cover are developed, a Fund reserves the right to employ them to the extent consistent with applicable regulatory and exchange requirements. In connection with transactions in stock index options, stock index futures, interest rate futures, foreign currency futures and related options on such futures, a Fund will be required to deposit as "initial margin" an amount of cash or short-term government securities equal to from 5% to 8% of the contract amount. Thereafter, subsequent payments (referred to as "variation margin") are made to and from the broker to reflect changes in the value of the futures contract.

      Limitations on Purchase of Options. The staff of the SEC has taken the position that purchased over-the-counter options and assets used to cover written over-the-counter options are illiquid and, therefore, together with other illiquid securities, cannot exceed 15% of a Fund's assets. The Adviser intends to limit a Fund's writing of over-the-counter options in accordance with the following procedure. Each Fund intends to write over-the-counter options only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York. Also, the contracts which a Fund has in place with such primary dealers will provide that the Fund has the absolute right to repurchase an option it writes at any time at a price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula in the contract. Although the specific formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by a Fund for writing the option, plus the amount, if any, of the option's intrinsic value (i.e., the amount that the option is in-the-money). The formula also may include a factor to account for the difference between the price of the security and the strike price of the option if the option is written out-of-the-money. A Fund will treat all or a part of the formula price as illiquid for purposes of the 15% test imposed by the SEC staff.


      Risk Factors Associated with Futures and Options Transactions. The effective use of options and futures strategies depends on, among other things, a Fund's ability to terminate options and futures positions at times when its the Adviser deems it desirable to do so. Although a Fund will not enter into an option or futures position unless the Adviser believes that a liquid secondary market exists for such option or future, there is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price. A Fund generally expects that its options and futures transactions will be conducted on recognized U.S. and foreign securities and commodity exchanges. In certain instances, however, a Fund may purchase and sell options in the over-the-counter market. A Fund's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund.


      Options and futures markets can be highly volatile and transactions of this type carry a high risk of loss. Moreover, a relatively small adverse market movement with respect to these types of transactions may result not only in loss of the original investment but also in unquantifiable further loss exceeding any margin deposited.

      The use of options and futures involves the risk of imperfect correlation between movements in options and futures prices and movements in the price of securities which are the subject of the hedge. Such correlation, particularly with respect to options on stock indices and stock index futures, is imperfect, and such risk increases as the composition of a Fund diverges from the composition of the relevant index. The successful use of these strategies also depends on the ability of the Adviser to correctly forecast interest rate movements, currency rate movements and general stock market price movements.

      In addition to certain risk factors described above, the following sets forth certain information regarding the potential risks associated with the Funds' futures and options transactions.

      Risk of Imperfect Correlation. A Fund's ability effectively to hedge all or a portion of its portfolio through transactions in futures, options on futures or options on stock indices depends on the degree to which movements in the value of the securities or index underlying such hedging instrument correlate with movements in the value of the relevant portion of the Fund's securities. If the values of the securities being hedged do not move in the same amount or direction as the underlying security or index, the hedging strategy for a Fund might not be successful and the Fund could sustain losses on its hedging transactions which would not be offset by gains on its portfolio. It is also possible that there may be a negative correlation between the security or index underlying a futures or option contract and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the fund securities. In such instances, a Fund's overall return could be less than if the hedging transactions had not been undertaken. Stock index futures or options based on a narrower index of securities may present greater risk than options or futures based on a broad market index, as a narrower index is more susceptible to rapid and extreme fluctuations resulting from changes in the value of a small number of securities. A Fund would, however, effect transactions in such futures or options only for hedging purposes.

      The trading of futures and options on indices involves the additional risk of imperfect correlation between movements in the futures or option price and the value of the underlying index. The anticipated spread between the prices may be distorted due to differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the futures and options market. The purchase of an option on a futures contract also involves the risk that changes in the value of underlying futures contract will not be fully reflected in the value of the option purchased. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the futures contract or termination date of the option approaches. The risk incurred in purchasing an option on a futures contract is limited to the amount of the premium plus related transaction costs, although it may be necessary under certain circumstances to exercise the option and enter into the underlying futures contract in order to realize a profit. Under certain extreme market conditions, it is possible that a Fund will not be able to establish hedging positions, or that any hedging strategy adopted will be insufficient to completely protect the Fund.


      A Fund will purchase or sell futures contracts or options only if, in the Adviser's judgment, there is expected to be a sufficient degree of correlation between movements in the value of such instruments and changes in the value of the relevant portion of the Fund's portfolio for the hedge to be effective. There can be no assurance that the Adviser's judgment will be accurate.


      Potential Lack of a Liquid Secondary Market. The ordinary spreads between prices in the cash and futures markets, due to differences in the natures of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. This could require a Fund to post additional cash or cash equivalents as the value of the position fluctuates. Further, rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures or options market may be lacking. Prior to exercise or expiration, a futures or option position may be terminated only by entering into a closing purchase or sale transaction, which requires a secondary market on the exchange on which the position was originally established. While a Fund will establish a futures or option position only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular futures or option contract at any specific time. In such event, it may not be possible to close out a position held by a Fund, which could require the Fund to purchase or sell the instrument underlying the position, make or receive a cash settlement, or meet ongoing variation margin requirements. The inability to close out futures or option positions also could have an adverse impact on a Fund's ability effectively to hedge its securities or the relevant portion thereof.

      The liquidity of a secondary market in a futures contract or an option on a futures contract may be adversely affected by "daily price fluctuation limits" established by the exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day and prohibit trading beyond such limits once they have been reached. The trading of futures and options contracts also is subject to the risk of trading halts/suspensions, exchange or clearing house equipment failures, government intervention, insolvency of the brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.


      Risk of Predicting Interest Rate Movements. Investments in futures contracts on fixed income securities and related indices involve the risk that if the Adviser's investment judgment concerning the general direction of interest rates is incorrect, a Fund's overall performance may be poorer than if it had not entered into any such contract. For example, if a Fund has been hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its bonds which have been hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell bonds from its portfolio to meet daily variation margin requirements, possibly at a time when it may be disadvantageous to do so. Such sale of bonds may be, but will not necessarily be, at increased prices which reflect the rising market.


      Trading and Position Limits. Each contract market on which futures and option contracts are traded has established a number of limitations governing the maximum number of positions which may be held by a trader, whether acting alone or in concert with others. The Adviser does not believe that these trading and position limits will have an adverse impact on the hedging strategies regarding the Funds' investments.

      Regulations on the Use of Futures and Options Contracts. Regulations of the CFTC require that the Funds enter into transactions in futures contracts and options thereon for hedging purposes only, in order to assure that they are not deemed to be a "commodity pool" under such regulations. In particular, CFTC regulations require that all short futures positions be entered into for the purpose of hedging the value of investment securities held by a

Fund, and that all long futures positions either constitute bona fide hedging transactions, as defined in such regulations, or have a total value not in excess of an amount determined by reference to certain cash and securities positions maintained for the Fund, and accrued profits on such positions. In addition, a Fund may not purchase or sell such instruments if, immediately thereafter, the sum of the amount of initial margin deposits on its existing futures positions and premiums paid for options on futures contracts would exceed 5% of the market value of the Fund's total assets.

      When a Fund purchases a futures contract, an amount of cash or cash equivalents or high debt securities will be deposited in a segregated account with the Fund's custodian so that the amount so segregated, plus the initial deposit and variation margin held in the account of its broker, will at all equal the value of the futures contract, thereby insuring that the use of such futures is unleveraged.

      The Funds' ability to engage in the hedging transactions described herein may be limited by the current federal income tax requirement that a Fund derive less than 30% of its gross income from the sale or other disposition of stock or securities held for less than three months. The Funds may also further their ability to engage in such transactions in response to the policies and concerns of various federal and state regulatory agencies. Such policies may be changed by vote of the Board of Directors.

Interest Rate Transactions

      Among the strategic transactions into which a Fund may enter are interest rate swaps and the purchase or sale of related caps and floors. The Funds expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. A Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g. an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount.


      A Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. In as much as these swaps, caps and floors are entered into for good faith hedging purposes, The Adviser and the Fund believe such obligations do not constitute senior securities under the Investment Company Act of 1940 (the "1940 Act") and, accordingly, will not treat them as being subject to its borrowing restrictions. A Fund will not enter into any swap, cap and floor transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least "A" by Standard & Poor's Corporation or Moody's Investors Service, Inc. or has an equivalent rating from a Nationally Recognized Statistical Rating Organization ("NRSRO") or is determined to be of equivalent credit quality by the Adviser. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.


      With respect to swaps, a Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid high grade securities having a value equal to the accrued excess. Caps and floors require segregation of assets with a value equal to the Fund's net obligation, if any.

Asset Backed Securities

      In General. Asset Backed Securities arise through the grouping by governmental, government-related, and private organizations of loans, receivables, or other assets originated by various lenders. Asset Backed Securities consist of both mortgage and non-mortgage backed securities. Interests in pools of these assets differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Instead, Asset Backed Securities provide periodic payments which generally consist of both interest and principal payments.

      The life of an Asset Backed Security varies depending upon rate of the prepayment of the underlying debt instruments. The rate of such prepayments will be primarily a function of current market interest rates, although other economic and demographic factors may be involved. For example, falling interest rates generally result in an increase in the rate of prepayments of mortgage loans while rising interest rates generally decrease the rate of prepayments. An acceleration in prepayments in response to sharply falling interest rates will shorten the security's average maturity and limit the potential appreciation in the security's value relative to a conventional debt security. Consequently, Asset Backed Securities are not as effective in locking in high, long-term yields. Conversely, in periods of sharply rising rates, prepayments are generally slow, increasing the security's average life and its potential for price depreciation.

      Mortgage Backed Securities. Mortgage backed securities represent an ownership interest in a pool of residential mortgage loans, the interest in which is in most cases issued and guaranteed by an agency or instrumentality of the U.S. Government, though not necessarily by the U.S. Government itself.

      Mortgage pass-through securities may represent participation interests in pools of residential mortgage loans originated by U.S. governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. Government or one of its agencies, authorities or instrumentalities. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

      The guaranteed mortgage pass-through securities in which a Fund may invest may include those issued or guaranteed by GNMA, by FNMA and FHLMC. Such Certificates are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Such mortgage loans may have fixed or adjustable rates of interest. Each mortgage loan included in the pool is either insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA").

      The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return on the greater part of principal invested far in advance of the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee.

      As the prepayment rates of individual mortgage pools will vary widely, it is not possible to accurately predict the average life of a particular issue of GNMA Certificates. However, statistics published by the FHA indicate that the average life of a single-family dwelling mortgage with a 25- to 30-year maturity, the type of mortgage which backs most GNMA Certificates, is approximately 12 years. It is therefore customary practice to treat GNMA Certificates as 30-year mortgage-backed securities which prepay fully in the twelfth year.

      As a consequence of the fees paid to GNMA and the issuer of GNMA Certificates, the coupon rate of interest of GNMA Certificates is lower than the interest paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates.

      The yield which will be earned on GNMA Certificates may vary from their coupon rates for the following reasons: (i) Certificates may be issued at a premium or discount, rather than at par; (ii) Certificates may trade in the secondary market at a premium or discount after issuance; (iii) interest is earned and compounded monthly which has the effect of raising the effective yield earned on the Certificates; and (iv) the actual yield of each Certificate is affected by the prepayment of mortgages included in the mortgage pool underlying the Certificates and the rate at which principal so prepaid is reinvested. In addition, prepayment of mortgages included in the mortgage pool underlying a GNMA Certificate purchased at a premium may result in a loss to the Fund.

      Due to the large numbers of GNMA Certificates outstanding and active participation in the secondary market by securities dealers and investors, GNMA Certificates are highly liquid instruments.

      Mortgage backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. Government.

      Collateralized mortgage obligations or "CMOs" are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as "Mortgage Assets"). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references herein to CMOs will include multi-class pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distribution on the multi-class pass-through securities.

      Moreover, principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis.

      Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. Planned Amortization Class CMOs ("PAC Bonds") generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

      Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. A Fund will only invest in SMBS that are obligations backed by the full faith and credit of the U.S. Government. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A Fund will only invest in SMBS whose mortgage assets are U.S. Government obligations.

       A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities. The market value of any class which consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates. Because SMBS were only recently introduced, established trading markets for these securities have not yet been developed.


      The average life of mortgage backed securities varies with the maturities of the underlying mortgage instruments, which have maximum maturities of 40 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments, mortgage refinancings, or foreclosures. The rate of mortgage prepayments, and hence the average life of the certificates, will be a function of the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments. Estimated average life will be determined by the Adviser and used for the purpose of determining the average weighted maturity of the Funds.

      Non-Mortgage Asset Backed Securities. Non-mortgage asset backed securities include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt.

      Non-mortgage backed securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. In addition, such securities generally will have remaining estimated lives at the time of purchase of five years or less.

      The purchase of non-mortgage backed securities raises considerations peculiar to the financing of the instruments underlying such securities. For example, most organizations that issue Asset Backed Securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of the holders of the Asset Backed Securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the larger number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the Asset Backed Securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the Asset Backed Securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and Federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related Asset Backed Securities. Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and Federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike most other Asset Backed Securities, credit card receivables are unsecured obligations of the card holder.


      The development of non-mortgage backed securities is at an early stage compared to mortgage backed securities. While the market for Asset Backed Securities is becoming increasingly liquid, the market for mortgage backed securities issued by certain private organizations and non-mortgage backed securities is not as well developed. As stated above, the Adviser, as adviser to each Fund, intends to limit its purchases of mortgage backed securities issued by certain private organizations and non-mortgage backed securities to securities that are readily marketable at the time of purchase.


Special Situations


      As described in the Prospectuses, certain Funds may invest in "special situations." A special situation arises when, in the opinion of the Adviser, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development applicable to that company, and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others: liquidations, reorganizations, recapitalizations, mergers, material litigation, technical breakthroughs and new management or management policies. Although large and well known companies may be involved, special situations more often involve comparatively small or unseasoned companies. Investments in unseasoned companies and special situations often involve much greater risk than is inherent in ordinary investment securities.

Reverse Repurchase Agreements


      At the time a Fund enters into a reverse repurchase agreement, it may establish a segregated account with its custodian bank in which it will maintain cash, U.S. Government securities or other liquid high grade debt obligations equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities the Funds are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds' use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Funds' obligation to repurchase the securities. Reverse repurchase agreements are speculative techniques involving leverage, and are subject to asset coverage requirements if the Funds do not establish and maintain a segregated account (as described above). In addition, some or all of the proceeds received by a Fund from the sale of a portfolio instrument may be applied to the purchase of a repurchase agreement. To the extent the proceeds are used in this fashion and a common broker/dealer is the counterparty on both the reverse repurchase agreement and the repurchase agreement, the arrangement might be recharacterized as a swap transaction. Under the requirements of the 1940 Act, the Funds are required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings. Depending on market conditions, the Funds' asset coverage and other factors at the time of a reverse repurchase, the Funds may not establish a segregated account when the Adviser believes it is not in the best interests of the Funds to do so. In this case, such reverse repurchase agreements will be considered borrowings subject to the asset coverage described above.


Securities Lending


      To increase return on portfolio securities, certain of the Funds may lend their portfolio securities to broker/dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. Collateral for such loans may include cash, securities of the U.S. Government, its agencies or instrumentalities, an irrevocable letter of credit issued by (i) a U.S. bank that has total assets exceeding $1 billion and that is a member of the Federal Deposit Insurance Corporation, or (ii) a foreign bank that is one of the 75 largest foreign commercial banks in terms of total assets, or any combination thereof. Such loans will not be made if, as a result, the aggregate of all outstanding loans of the Fund involved exceeds 30% of the value of its total assets. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be of good standing and when, in its judgment, the income to be earned from the loan justifies the attendant risks. Pursuant to the securities loan agreement a Fund is able to terminate the securities loan upon notice of not more than five business days and thereby secure the return to the Fund of securities identical to the transferred securities upon termination of the loan.


Short Sales

      As described in the Prospectuses, certain Funds may from time to time enter into short sales transactions. A Fund will not make short sales of securities nor maintain a short position unless at all times when a short position is open, such Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short. This is a technique known as selling short "against the box." Such short sales will be used by a Fund for the purpose of deferring recognition of gain or loss for federal income tax purposes.

Guaranteed Investment Contracts

      Guaranteed Investment Contracts ("GICs") are issued by highly rated insurance companies. Pursuant to such contracts, Fund makes cash contributions to a deposit fund of the insurance company's general or separate accounts. The insurance company then credits to a Fund guaranteed interest. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. The purchase price paid for a GIC becomes part of the general assets of the issuer, and the contract is paid from the general assets of the issuer.


      A Fund will only purchase GlCs from issuers which, at the time of purchase, meet quality and credit standards established by the Adviser. Generally, GlCs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GlCs does not currently exist. Also, a Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less. Therefore, GlCs are generally considered to be illiquid investments.


      A Money Market Fund will acquire GlCs so that they, together with other instruments in this Fund's portfolio which are not readily marketable, will not exceed 10% of such Fund's total assets. A Money Market Fund will restrict its investments in GlCs to those having a term of 397 days or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the period of time remaining under the next readjustment of the guaranteed interest rate.

Illiquid Securities

      Certain of the Non-Money Market Funds may invest up to 15% of their net assets, and certain of the Money Market Funds may invest up to 10% of their net assets, in securities that are considered illiquid because of the absence of a readily available market or due to legal or contractual restrictions. Certain restricted securities that are not registered for sale to the general public but that can be resold to institutional investors may not be considered illiquid, provided that a dealer or institutional trading market exists. The institutional trading market is relatively new, and liquidity of a Fund's investments could be impaired if trading does not develop or declines.

Commercial Instruments


      Commercial Instruments consist of short-term U.S. dollar-denominated obligations issued by domestic corporations or issued in the U.S. by foreign corporations and foreign commercial banks. The Nations Prime Fund will limit purchases of commercial instruments to instruments which: (a) if rated by at least two Nationally Rated Statistical Rating Organizations ("NRSROs"), are rated in the highest rating category for short-term debt obligations given by such organizations, or if only rated by one such organization, are rated in the highest rating category for short-term debt obligations given by such organization; or (b) if not rated, are (i) comparable in priority and security to a class of short-term instruments of the same issuer that has such rating(s), or (ii) of comparable quality to such instruments as determined by Nations Fund, Inc.'s Board of Directors on the advice of the Adviser.

      Investments by a Fund in commercial paper will consist of issues rated in a manner consistent with such Fund's investment policies and objectives. In addition, the Funds may acquire unrated commercial paper and corporate bonds that are determined by the Adviser at the time of purchase to be of comparable quality to rated instruments that may be acquired by such Funds as previously described.


      Variable rate master demand notes are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. While some of these notes are not rated by credit rating agencies, issuers of variable rate master demand notes must satisfy the Adviser that similar criteria to that set forth above with respect to the issuers of commercial paper purchasable by the Nations Prime Fund are met. Variable rate instruments acquired by a Fund will be rated at a level consistent with such Fund's investment objective and policies of high quality as determined by a major rating agency or, if not rated, will be of comparable quality as determined by the Adviser. Substantial holdings of variable rate instruments could reduce portfolio liquidity.


      Variable and floating rate instruments are unsecured instruments that permit the indebtedness thereunder to vary. While there may be no active secondary market with respect to a particular variable or floating rate instrument purchased by a Fund, a Fund may, from time to time as specified in the instrument, demand payment of the principal or may resell the instrument to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of an instrument if the issuer defaulted on its payment obligation or during periods when a Fund is not entitled to exercise its demand rights, and a Fund could, for these or other reasons, suffer a loss. The instruments are not typically rated by credit rating agencies, but issuers of variable and floating rate instruments must satisfy similar criteria to that set forth above for issuers of commercial paper. A Fund may invest in variable and floating rate instruments only when the Adviser deems the investment to involve minimal credit risk. If such instruments are not rated, the Adviser will consider the earning power, cash flows, and other liquidity ratios of the issuers of such instruments and will continuously monitor their financial status to meet payment on demand. In determining average weighted portfolio maturity, an instrument will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period specified in the instrument.


      The  Nations  Prime  Fund  also  may  purchase  short-term   participation
interests in loans extended by banks to companies, provided that both such banks and such companies meet the quality standards set forth above.

Municipal Securities

      The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by a Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

      Municipal securities may include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

      Municipal securities may include variable or floating rate instruments issued by industrial development authorities and other governmental entities. While there may not be an active secondary market with respect to a particular instrument purchased by a Fund, a Fund may demand payment of the principal and accrued interest on the instrument or may resell it to a third party as specified in the instruments. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss.


      Some of these instruments may be unrated, but unrated instruments purchased by a Fund will be determined by the Adviser to be of comparable quality at the time of purchase to instruments rated "high quality" by any major rating service. Where necessary to ensure that an instrument is of comparable "high quality," a Fund will require that an issuer's obligation to pay the principal of the note may be backed by an unconditional bank letter or line of credit, guarantee, or commitment to lend.

      Municipal securities may include participations in privately arranged loans to municipal borrowers, some of which may be referred to as "municipal leases." Generally such loans are unrated, in which case they will be determined by the Adviser to be of comparable quality at the time of purchase to rated instruments that may be acquired by a Fund. Frequently, privately arranged loans have variable interest rates and may be backed by a bank letter of credit. In other cases, they may be unsecured or may be secured by assets not easily liquidated. Moreover, such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender. Such loans made by a Fund may have a demand provision permitting the
Fund to require payment within seven days. Participations in such loans, however, may not have such a demand provision and may not be otherwise marketable. To the extent these securities are illiquid, they will be subject to each Fund's limitation on investments in illiquid securities. Recovery of an investment in any such loan that is illiquid and payable on demand may depend on the ability of the municipal borrower to meet an obligation for full repayment of principal and payment of accrued interest within the demand period, normally seven days or less (unless a Fund determines that a particular loan issue,
unlike  most  such  loans,  has  a  readily  available  market).   As  it  deems
appropriate, the Adviser will establish procedures to monitor the credit standing of each such municipal borrower, including its ability to meet contractual payment obligations.


      Municipal securities may include units of participation in trusts holding pools of tax-exempt leases. Municipal participation interests may be purchased from financial institutions, and give the purchaser an undivided interest in one or more underlying municipal security. To the extent that municipal participation interests are considered to be "illiquid securities," such instruments are subject to each Fund's limitation on the purchase of illiquid securities. Municipal leases and participating interests therein which may take the form of a lease or an installment sales contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities. Interest payments on qualifying leases are exempt from Federal income taxes.

      In addition, certain of the Funds may acquire "stand-by commitments" from banks or broker/dealers with respect to municipal securities held in their portfolios. Under a stand-by commitment, a dealer would agree to purchase at a Fund's option specified Municipal Securities at a specified price. A Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes.


      Although the Funds do not presently intend to do so on a regular basis, each may invest more than 25% of its total assets in municipal securities the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by the Adviser. To the extent that more than 25% of a Fund's total assets are invested in Municipal Securities that are payable from the revenues of similar projects, a Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if its assets were not so concentrated.


Real Estate Investment Trusts

      A real estate investment trust ("REIT") is a managed portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls. An Equity REIT holds equity positions in real estate, and it seeks to provide its shareholders with income from the leasing of its properties, and with capital gains from any sales of properties. A Mortgage REIT specializes in lending money to developers of properties, and passes any interest income it may earn to its shareholders.

      REITs may be affected by changes in the value of the underlying property owned or financed by the REIT, while Mortgage REITs also may be affected by the quality of credit extended. Both Equity and Mortgage REITs are dependent upon management skill and may not be diversified. REITs also may be subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code or 1986, as amended.

Additional Investment Limitations
      The most significant investment restrictions applicable to the Funds' investment programs are set forth in the Prospectuses under the heading "Investment Limitations." Additionally, as a matter of fundamental policy which may not be changed without a majority vote of a Fund's shareholders (as that term is defined under the heading "Investment Advisory, Administration, Custody, Transfer Agency, Shareholder Servicing and Distribution Agreements -- The Company and Its Common Stock" in this SAI), each Fund will not:

1. Borrow money or issue senior securities as defined in the 1940 Act except that (a) a Fund may borrow money from banks for temporary purposes in amounts up to one-third of the value of such Fund's total assets at the time of borrowing, provided that borrowings in excess of 5% of the value of such Fund's total assets will be repaid prior to the purchase of additional portfolio securities by such Fund, (b) a Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including delayed delivery and when-issued securities, which commitments may be considered the issuance of senior securities, and (c) a Fund may issue multiple classes of shares in accordance with SEC regulations or exemptions under the 1940 Act. The purchase or sale of futures contracts and related options shall not be considered to involve the borrowing of money or issuance of senior securities.

2. Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except against the box.) For purposes of this restriction, the deposit or payment by the Fund of initial or maintenance margin connection with futures contracts and related options and options on securities is not considered to be the purchase of a security on margin.

3. Underwrite securities issued by any other person, except to the extent that the purchase of securities and the later disposition of such securities in accordance with the Fund's investment program may be deemed an underwriting. This restriction shall not limit a Fund's ability to invest in securities issued by other registered investment companies.

4. Invest in real estate or real estate limited partnership interests. (The Fund may, however, purchase and sell securities secured by real estate or interests therein or issued by issuers which invest in real estate or interests therein.) This restriction does not apply to real estate limited partnerships listed on a national stock exchange (e.g., the New York Stock Exchange).

5. Purchase or sell commodity contracts except that each Fund may, to the extent appropriate under its investment policies, purchase publicly traded securities of companies engaging in whole or in part in such activities, may enter into futures contracts and related options, may engage in transactions on a when-issued or forward commitment basis, and may enter into forward currency contracts in accordance with its investment policies.

      In addition, certain non-fundamental investment restrictions are also applicable to various investment portfolios, including the following:

1. The Company will not purchase or retain the securities of any issuer if the officers, or directors of the Company, its advisers, or managers owning beneficially more than one half of one percent of the securities of each issuer together own beneficially more than five percent of such securities.

2. No Fund of the Company will purchase securities of unseasoned issuers, including their predecessors, that have been in operation for less than three years, if by reason thereof the value of such Fund's investment in such classes of securities would exceed 5% of such Fund's total assets. For purposes of this limitation, issuers include predecessors, sponsors, controlling persons, general partners, guarantors and originators of underlying assets which have less than three years of continuous operation or relevant business experience.

3. No Fund will purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of its aggregate investment in such classes of securities will exceed 5% of its total assets except that: (a) this restriction shall not apply to standby commitments, (b) this restriction shall not apply to a Fund's transactions in futures contracts and related options, and (c) a Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

4. No Fund will invest in warrants, valued at the lower of cost or market, in excess of 5% of the value of such Fund's assets, and no more than 2% of the value of the Fund's net assets may be invested in warrants that are not listed on the New York or American Stock Exchange (for purposes of this undertaking, warrants acquired by a Fund in units or attached to securities will be deemed to have no value).

5. Nations Prime Fund and Nations Treasury Fund may not purchase securities of any one issuer (other than obligations issued or guaranteed by the U.S. government, its agencies, authorities or instrumentalities and
     repurchase   agreements  fully  collateralized  by  such  obligations)  if, immediately after such purchase, more than 5% of the value of the Fund's assets would be invested in the securities of such issuer. Notwithstanding the foregoing, up to 25% of each Fund's total assets may be invested for a period of three business days in the securities of a single issuer without regard to such 5% limitation.

6. No Fund of the Company will purchase securities of companies for the purpose of exercising control.

7. No Money Market Fund of the Company will invest more than 10% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days, restricted securities, and other securities which are not readily marketable. For purposes of this restriction, illiquid securities shall not include securities which may be resold under Rule 144A under the Securities Act of 1933 that the Board of Directors, or its delegate, determines to be liquid, based upon the trading markets for the specific security.

8. No Non-Money Market Fund of the Company will invest more than 15% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days, restricted securities, and other securities which are not readily marketable. For purposes of this restriction, illiquid securities shall not include securities which may be resold under Rule 144A under the Securities Act of 1933 that the Board of Directors, or its delegate, determines to be liquid, based upon the trading markets for the specific security.

9. No Fund of the Company will mortgage, pledge or hypothecate any assets except to secure permitted borrowings and then only in an amount up to one-third of the value of the Fund's total assets at the time of borrowing. For purposes of this limitation, collateral arrangements with respect to the writing of options, futures contracts, options on futures contracts, and collateral arrangements with respect to initial and variation margin are not considered to be a mortgage, pledge or hypothecation of assets.

10.  No Fund of the  Company  will  invest  in  securities  of other  investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets and except to the extent otherwise permitted by the 1940 Act.

11. No Fund of the Company will purchase oil, gas or mineral leases or other interests (a Fund may, however, purchase and sell the securities of companies engaged in the exploration, development, production, refining, transporting and marketing of oil, gas or minerals).

                                 NET ASSET VALUE

Purchases and Redemptions

      See "How to Buy Shares" and "How to Redeem Shares" in the Prospectuses for a complete description of the manner in which shares of the various classes of the Funds may be purchased and redeemed.

      The right of redemption may be suspended or the date of payment postponed when (a) trading on the New York Stock Exchange is restricted, as determined by applicable rules and regulations of the SEC, (b) the New York Stock Exchange is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency as determined by the SEC exists making disposal of portfolio securities or the valuation of the net assets of a Fund of the Company not reasonably practicable.

Net Asset Value Determination

      Shares of the common stock of each class of shares of each Fund that are offered by the Prospectuses are sold at their respective net asset value next determined after the receipt of the purchase order, plus any applicable sales charge. Shareholders may at any time redeem all or a portion of their shares at net asset value next determined following receipt of a redemption order, less any contingent deferred sales charge applicable to Investor Shares.

      The net asset value per share of each of the Funds is determined at the times and in the manner described in the Prospectuses.

      The securities of the Money Market Funds are valued on the basis of amortized cost, as are short-term obligations (with maturities of 60 days or less) held by any Fund. This method values a security at its cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if the security were sold. During such periods, the daily yield on shares of a Fund's class computed as described under "Yield Information" may differ somewhat from an identical computation made by another investment company with identical investments utilizing available indications as to the market value of its portfolio securities.

      The valuation of the portfolio instruments based upon their amortized cost and the concomitant attempt to maintain the net asset value per share of $1.00 for the Money Market Funds is permitted in accordance with applicable rules and regulations of the SEC which require each such Fund to adhere to certain conditions, which are more fully described in the Prospectuses for the Money Market Funds.

      With respect to the Equity Income and International Equity Funds, a security listed or traded on an exchange is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date. With respect to the Government Securities Fund, securities may be valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate maturity and seasoning differential. Securities for which prices are not provided by the pricing service are valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities.

      With respect to the Equity Income, Government Securities and International Equity Funds, securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost, which approximates market value.

      Generally, trading in foreign securities, as well as U.S. Government securities, money market instruments and repurchase agreements, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the shares of the Fund are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the value of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange, which will not be reflected in the computation of net asset value. If during such periods events occur which materially affect the value of such securities, the securities will be valued at their fair market value as determined in good faith by the directors.

      For purposes of determining the net asset value per Share of the International Equity Fund, all assets and liabilities of the International Equity Fund initially expressed in foreign currencies will be converted into U.S. dollars at the mean between the bid and offer prices of such currencies against U.S. dollars quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks.

Exchanges

      By use of the exchange privilege, the holder of Investor Shares and/or Trust B Shares authorizes the transfer agent or the shareholder's financial institution to rely on telephonic instructions from any person representing himself to be the investor and reasonably believed to be genuine. The transfer agent's or a financial institution's records of such instructions are binding. Exchanges are taxable transactions for Federal income tax purposes; therefore, a shareholder will realize a capital gain or loss depending on whether the Investor Shares and/or Trust B Shares being exchanged have a value which is more or less than their adjusted cost basis.

      The Company may limit the number of times the exchange privilege may be exercised by a shareholder within a specified period of time. Also, the exchange privilege may be terminated or revised at any time by Nations Fund, Inc. upon such notice as may be required by applicable regulatory agencies (presently sixty days for termination or material revision), provided that the exchange privilege may be terminated or materially revised without notice under certain unusual circumstances.

      The Prospectuses for the Investor Shares and Trust B Shares of each Fund describe the exchange privileges available to holders of such Investor Shares and Trust B Shares, respectively.

                              DESCRIPTION OF SHARES

Dividends and Distributions

      Nations Prime and Treasury Funds. All of the net investment income earned by each of the Money Market Funds is declared daily as a dividend to the shareholders of record of each class of shares of each Fund. The Investor A, Investor B, Investor C and Trust B Shares of each such Fund shall accrue an additional expense not borne by the Trust A Shares as a result of the Rule 12b-1 Plans and/or the Shareholder Servicing Plans or Shareholder Administration Plan and/or Shareholder Administration Agreements applicable to each such class of shares. Consequently, a separate calculation shall be made to arrive at the dividends of each class of shares. Dividends normally accrue on the first day that a purchase order is effective but not on the date that a redemption order is effective. Thus, if a purchase order is accepted prior to 12:00 noon Eastern Standard Time, the shareholder will receive dividends beginning that day. All dividends declared during a month will be paid in cash within five business days after the end of the month. If a shareholder of record redeems all of the shares in its account at any time during the month, all dividends declared through the date of redemption are paid to the shareholder along with the proceeds of the redemption within five business days of the redemption.

      Equity Income Fund and International Equity Fund. Dividends and distributions from net investment income, if any, are declared and paid quarterly, and capital gains distributions are declared and paid annually. The Investor A, Investor C, Investor N and Trust B Shares of the Funds shall accrue an additional expense not borne by the Trust A Shares as a result of the applicable Rule 12b-1 Plan and/or Shareholder Servicing Plan or Shareholder Administration Plan and/or Shareholder Administration Agreements. Consequently, a separate calculation shall be made to arrive at the net asset value per share and dividends of each class of shares of the Funds.

      Government Securities Fund. Dividends and distributions from net investment income are declared daily and paid monthly, and capital gains distributions are declared and paid annually. The Investor A, Investor C, Investor N and Trust B Shares of the Fund shall accrue an additional expense not borne by the Trust A Shares as a result of the 12b-1 Plans and the Shareholder
Servicing Plan or Shareholder Administration Plan and/or Shareholder Administration Agreements. Consequently, a separate calculation shall be made to arrive at the net asset value per share and dividends of each class of shares of the Fund.

      With respect to the Money Market Funds, net investment income for dividend purposes consists of (i) interest accrued and original issue discount earned on a Fund's assets, (ii) plus the amortization of market discount and minus the amortization of market premium on such assets, (iii) less accrued expenses directly attributable to the Fund and the general expenses of Nations Fund prorated to a Fund on the basis of its relative net assets. With respect to the Non-Money Market Funds, net income for dividend purposes consists of (i), (ii) and (iii) above, plus dividend or distribution income on the Fund's assets.

                     ADDITIONAL INFORMATION CONCERNING TAXES

      The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders, and the discussion here and in the Prospectuses is not intended as a substitute for careful tax planning.

      The Company has received a private letter ruling from the Internal Revenue Service to the effect that: (i) the differing fees imposed on Trust A, Trust B, Investor A, Investor C, Investor D and Investor N Shares with respect to servicing, distribution and administrative support services, and transfer agency arrangements; the differing sales charges on purchases and redemptions of such shares; and the Investor C Shares of the Non-Money Market Funds conversion feature, applicable to shares purchased prior to April 1, 1994, does not result in the Company's dividends or distributions constituting "preferential dividends" under theInternal Revenue Code of 1986, as amended (the "Code"); and
(ii) the Investor C Shares conversion feature does not constitute a taxable event under the federal income tax law.

Qualification as a Regulated Investment Company

      Each Fund expects to qualify as a regulated investment company under Subchapter M of the Code. As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of it short-term capital gain over net long-term capital loss) and at least 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and can therefore satisfy the Distribution Requirement.

      In addition to satisfying the Distribution Requirement, a regulated investment company must (i) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement"); and (ii) derive less than 30% of its gross income (exclusive of certain gains on designated hedging transactions that are offset by realized or unrealized losses on offsetting positions) from the sale or other disposition of stock, securities or foreign currencies (or options, futures or forward contracts thereon) held for less than three months (the "Short-Short Gain Test"). However, foreign currency gains, including those derived from options, futures and forwards, will not be characterized as Short-Short Gain if they are directly related to the regulated investment company's investments in stock or securities (or options or futures thereon). Because of the Short-Short Gain Test, a Fund may have to limit the sale of appreciated securities that it has held for less than three months. However, the Short-Short Gain Test will not prevent a Fund from disposing of investments at a loss, since the recognition of a loss before the expiration of the three-month holding period is disregarded. Interest (including original issue discount) received by a Fund at maturity or upon the disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of the Short-Short Gain Test.

However, income that is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose.

      In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation. In addition, under the rules of Code
Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, will generally be treated as ordinary income or loss.

      In general, for purposes of determining whether capital gain or loss recognized by a Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (i) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (ii) the asset is otherwise held by the Fund as part of a "straddle" (which term generally excludes a situation where the asset is stock and the Fund grants a
qualified  covered  call  option  (which,   among  other  things,  must  not  be
deep-in-the-money) with respect thereto) or (iii) the asset is stock and the Fund grants an in-the-money qualified covered call option with respect thereto. However, for purposes of the Short-Short Gain Test, the holding period of the asset disposed of may be reduced only in the case of clause (i) above. In addition, a Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

      Any gain recognized by a Fund on the lapse of, or any gain or loss recognized by a Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss. For purposes of the Short-Short Gain Test, the holding period of an option written by a Fund will commence on the date it is written and end on the date it lapses or the date a closing transaction is entered into. Accordingly, a Fund may be limited in its ability to write options which expire within three months and to enter into closing transactions at a gain within three months of the writing of options.

      Transactions that may be engaged in by certain of the Funds (such as futures contracts and options on stock indices and futures contracts) will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, regardless of whether a taxpayer's obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. The net amount of such gain or loss for the entire taxable year (including gain or loss arising as a consequence of the year-end deemed sale of such contracts) is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The Internal Revenue Service has held in several private rulings that gains arising from Section 1256 contracts will be treated for purposes of the Short-Short Gain Test as being derived from securities held for not less than three months if the gains arise as a result of a constructive sale under Code
Section 1256. A Fund may elect not to have this special tax  treatment  apply to
Section 1256 contracts that are part of a "mixed straddle" with other investments of the Fund that are not Section 1256 contracts.

      Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if they had been incurred in the succeeding year.

      In addition to satisfying the requirement described above, each Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of each Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

      If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of such Fund's current and accumulated earnings and profits. With respect to the Equity Income Fund, such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

Excise Tax on Regulated Investment Companies

      A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election"). Tax-exempt interest on Municipal Obligations is not subject to the excise tax. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

      For purposes of the excise tax, a regulated investment company may (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) exclude foreign currency gains and losses incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

      Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income to avoid liability for the excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate Fund investments to make sufficient distributions to avoid excise tax liability.

Distributions

      Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they may qualify for the 70% dividends-received deduction only to the extent discussed below with respect to the corporate shareholders of the Equity Income Fund.

      A Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his/her shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his/her shares. Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the applicable corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its share of tax paid by the Fund on the gain, and will increase the basis for its shares by an amount equal to the deemed distribution less the tax credit.

      Ordinary income dividends paid by the Equity Income Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporate shareholders (other than corporate shareholders, such as "S" corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Equity Income Fund will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock), excluding for this purpose under the rules of Code Section 246(c)(3) and (4) (i) any day more than 45 days (or 90 days in the case of certain preferred stock) after the date on which the stock becomes ex-dividend and (ii) any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the money or otherwise nonqualified option to buy or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt financed under the rules of Code Section 246A. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed or reduced (i) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (ii) by application of Code Section 246(b) which in general limits the dividends-received deduction to 70% of the shareholder's taxable income (determined without regard to the dividends-received deduction and certain other items).

      For purposes of the corporate alternative minimum tax (the "AMT") and the environmental supervened tax the corporate dividends received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's alternative minimum taxable income ("AMTI"). However, corporate shareholders will generally be required to take the full amount of any dividend received from the Equity Income Fund into account (without a dividends-received deduction) in determining its adjusted current earnings.

      Investment income that may be received by certain of the Funds (in particular the International Equity Fund) from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle any such Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of any such Fund's assets to be invested in various countries is not known. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign taxes paid by the Fund. If the Fund so elects, each shareholder would be required to include in gross income, even though not actually received, its pro rata share of the foreign taxes paid by the Fund, but would be treated as having paid its pro rata share of such foreign taxes and would, therefore, be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income its pro rata share of such foreign taxes plus the portion of dividends received from the Fund representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions.

      The International Equity Fund may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies ("PFICs"). If this Fund invests in PFICs, it may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend to shareholders. In addition to bearing their proportionate share of the International Equity Fund's expenses (management fees and operating expenses), shareholders will also bear indirectly similar expenses of PFICs in which the Fund has invested. Additional charges in the nature of interest may be imposed on either the International Equity Fund or its shareholders in respect of deferred taxes arising from such distributions or gains. Capital gains on the sale of such holdings will be deemed to be ordinary income regardless of how long such PFICs are held. If the International Equity Fund were to invest in a PFIC and elect to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and calendar year distribution requirements described above.

      Distributions by a Fund that do not constitute ordinary income dividends, exempt-interest dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his/her shares; any excess will be treated as gain from the sale of his/her shares, as discussed below.

      Prior to purchasing shares in one of the Non-Money Market Funds, the impact of dividends or distributions which are expected to be or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of such shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution. All or a portion of such dividend or distribution, although in effect a return of capital, may be subject to tax.

      Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another Fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of a Fund reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

      Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, distributions declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such distributions are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

      The Funds will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect Taxpayer Identification Number or no number at all,
(2) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to a Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."

Sale or Redemption of Shares

      A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund (or substantially identical shares) within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be disallowed to the extent of the amount of exempt-interest dividends received on such shares and (to the extent not disallowed) will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c)(3) and (4) (discussed above in connection with the dividends-received deduction for corporations) generally will apply in determining the holding period of shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

      If a  shareholder  (i) incurs a sales load in acquiring  shares of a Fund,
(ii) disposes of such shares less than 91 days after they are acquired and (iii) subsequently acquires shares of the Fund or another fund at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of, but shall be treated as incurred on the acquisition of the shares subsequently acquired.

     Nations Fund, Inc. may make payment for redemptions in readily marketable securities or other property if it is appropriate to do so in light of Nations Fund, Inc.'s responsibilities under the 1940 Act.

Foreign Shareholders

      Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

      If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the dividend. Furthermore, such a foreign shareholder may be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) on the gross income resulting from the Fund's election to treat any foreign taxes paid by its shareholders, but may not be allowed a deduction against this gross income or a credit against this U.S. withholding tax for the foreign shareholder's pro rata share of such foreign taxes which it is treated as having paid. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of a Fund, capital gain dividends and exempt-interest dividends and amounts retained by a Fund that are designated as undistributed capital gains.

      If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens, U.S.
residents or domestic corporations.

      In the case of foreign noncorporate shareholders, a Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

      The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign taxes.

Effect of Future Legislation:  Local Tax Considerations

      The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

      Rules  of  state  and  local  taxation  for  ordinary  income   dividends,
exempt-interest dividends and capital gain dividends from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Distributions of net investment income may be taxable to shareholders as dividend income under state or local law even though a substantial portion of such distributions may be derived from interest on U.S.

Government obligations, which, if realized directly, would be exempt from such taxes. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Funds.

                             DIRECTORS AND OFFICERS

      The directors and executive officers of the Company and their principal occupations during the last five years are set forth below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Those directors who are "interested persons" of the Company (as defined in the 1940 Act) are indicated by an asterisk(*).



                                                                                  Principal Occupations
                                                                                  During Past 5 Years
                                                        Position with             and Current
Name Address and Age                                     the Company              Directorships

Edmund L. Benson, III, 58                                 Director                Director, President and
Saunders & Benson, Inc.                                                           Treasurer, Saunders & Benson,
728 East Main Street                                                              Inc. (Insurance); Director, The
Suite 400                                                                         Capitol Mutual Funds; Director,
Richmond, VA 23219                                                                Nations Fund, Inc.; Trustee,
                                                                                  Nations Fund Trust, Director,
                                                                                  Nations Fund Portfolios, Inc.

James Ermer, 53                                           Director                Since October 1985, Senior Vice
CSX Corporation                                                                   President- Finance, CSX
One James Center                                                                  Corporation (transportation and
901 East Cary Street                                                              natural resources); Director, The
Richmond. VA 23219                                                                Capital Mutual Funds; Director,

                                                                                  National Mine Service;
                                                                                  Director, Lawyers
                                                                                  Title Corporation; Director,
                                                                                  Nations Fund, Inc.;
                                                                                  Trustee, Nations Fund
                                                                                  Trust, Director,
                                                                                  Nations  Fund
                                                                                  Portfolios, Inc.

William H. Grigg, 63                                      Director                Since April 1994, Chairman and
Duke Power Co.                                                                    Chief Executive Officer; November
422 South Church Street                                                           1991 to April 1994, Vice
PB04G                                                                             Chairman, Duke Power Co.; from
Charlotte, NC 28242-0001                                                          April 1988 to November 1991,

                                                                                  Executive Vice
                                                                                  President-Customer
                                                                                  Group, Duke
                                                                                  Power Co.;
                                                                                  Director, The
                                                                                  Capital Mutual Funds;
                                                                                  Director, Hatteras
                                                                                  Income Securities, Inc.,
                                                                                  Nations Government
                                                                                  Income Term
                                                                                  Trust 2003,  Inc.,  Nations
                                                                                  Government  Income Term Trust
                                                                                  2004,  Inc.,  Nations
                                                                                  Balanced Target Maturity
                                                                                  Fund, Inc.; Director,

                                       33

                                                                                  Nations  Fund,  Inc.;  Trustee,
                                                                                  Nations  Fund  Trust,  Director,
                                                                                  Nations  Fund
                                                                                  Portfolios, Inc.
                                                                                 (investment companies)

Thomas F. Keller, 64                                      Director                R.J. Reynolds Industries
Fuqua School of Business                                                          Professor of Business
Duke University                                                                   Administration and Dean, Fuqua
Durham, NC 27706                                                                  School of Business, Duke

                                                                                  University;  Director, LADD Furniture,
                                                                                  Inc.; Director, The Capitol Mutual Funds;
                                                                                  Director, Hatteras Income Securities, Inc.,
                                                                                  Nations Government Income Term Trust
                                                                                  2003, Inc.,  Nations  Government Income Term
                                                                                  Trust 2004, Inc.,  Nations Balanced
                                                                                  Target   Maturity  Fund,  Inc.
                                                                                  (investment   companies);   Director,   Wendy's
                                                                                  International Mantor Growth Fund, and Cambridge
                                                                                  Trust;  Director,  Nations Fund,
                                                                                  Inc.; Trustee, Nations Fund Trust, Director,
                                                                                  Nations Fund Portfolios. Inc.

Carl E. Mundy, Jr., 60                       Director                             Commandant, United States Marine
9308 Ludgate Drive                                                                Corps, from July 1991 to July
Alexandria, VA  23309                                                             1995, Commanding General, Marine


                                                                                  Forces Atlantic,
                                                                                  from June 1990 to June 1991.


A. Max Walker*, 73                           President, Director and              Financial consultant; Director
6215 Riverwood Drive, N.W.                   Chairman of the Board                and Chairman of the Board,
Atlanta, GA 30328                                                                 Hatteras Income Securities, Inc.,

                                                                                  Nations  Government  Income  Term
                                                                                  Trust   2003,    Inc.,    Nations
                                                                                  Government   Income   Term  Trust
                                                                                  2004,   Inc.,   Nations  Balanced
                                                                                  Target    Maturity   Fund,   Inc.
                                                                                  (investment companies); Formerly,
                                                                                  President,  A. Max Walker,  Inc.;
                                                                                  Director,   The  Capital   Mutual
                                                                                  Funds;  Director  and Chairman of
                                                                                  the Board,  Nations  Fund,  Inc.;
                                                                                  Trustee   and   Chairman  of  the
                                                                                  Board,    Nations   Fund   Trust,
                                                                                  Director,       Nations      Fund
                                                                                  Portfolios, Inc.

Charles B. Walker, 57                                     Director                Since 1989, Director, Executive
Ethyl Corporation                                                                 Vice President, Chief Financial
P.O. Box 2189                                                                     Officer and Treasurer, Ethyl
330 South Fourth Street                                                           Corporation (chemicals, plastics,
Richmond, VA 23217                                                                and aluminum manufacturing);

                                       34

                                                                                  since 1994, Vice Chairman,  Ethyl
                                                                                  Corporation  and  Vice  Chairman,
                                                                                  Chief   Financial   Officer   and
                                                                                  Treasurer, Albemarle Corporation,
                                                                                  Director,   Nations  Fund,  Inc.;
                                                                                  Trustee,   Nations   Fund  Trust,
                                                                                  Director,       Nations      Fund
                                                                                  Portfolios, Inc.

Thomas S. Word, Jr.*, 57                                  Director                Partner, McGuire Woods Battle &
McGuire, Woods, Battle & Boothe                                                   Boothe (law); Director, The
One James Center                                                                  Capital Mutual Funds; Director,
Richmond, VA  23219                                                               Vaughan  Bassett Furniture

                                                                                  Company,   Director  VB  Williams
                                                                                  Furniture     Company,      Inc.;
                                                                                  Director,   Nations  Fund,  Inc.;
                                                                                  Trustee,   Nations   Fund  Trust,
                                                                                  Director,       Nations      Fund
                                                                                  Portfolios, Inc.

Richard H. Blank, Jr., 39                                 Secretary               Since 1994, Vice President of
Stephens Inc.                                                                     Mutual Fund Services, Stephens
                                                                                  Inc. 1990 to 1994, Manager Mutual
                                                                                  Fund Services, Stephens Inc. 1983
                                                                                  to 1990, Associate in Corporate
                                                                                  Finance Department, Stephens Inc.

Michael W. Nolte, 34                                 Assistant Secretary          Associate, Financial Services
Stephens Inc.                                                                     Group of Stephens Inc.

Louise P. Newcomb, 43                                Assistant Secretary          Corporate Syndicate Associate,
Stephens Inc.                                                                     Stephens Inc.

James E. Banks, 39                                   Assistant Secretary          Since 1993, Attorney, Stephens
Stephens Inc.                                                                     Inc.; Associate Corporate

                                                                                  Counsel,   Federated   Investors;
                                                                                  from   1991   to   1993,    Staff
                                                                                  Attorney, Securities and Exchange
                                                                                  Commission from 1988 to 1991

Richard H. Rose, 40                                       Treasurer               Since 1994, Vice President,
The Shareholder Services Group, Inc.                                              Division Manager, The Shareholder
One Exchange Place                                                                Services Group; from 1988 to
Boston, MA 02109                                                                  1994, Senior Vice President, The
                                                                                  Boston Company Advisors, Inc.

Joseph C. Viselli, 31                                Assistant Treasurer          Director, The Shareholder Service
The Shareholder Services Group, Inc.                                              Group, Inc. Since 1995 and
One Exchange Place                                                                Assistant Vice President, The
Boston, MA 02109                                                                  Boston

Remuneration of Directors


                                                     Total Compensation from                       Nations Fund
                              Aggregate              Registrant and Fund        Nations Fund       Deferred
Name of Person                Compensation           Complex Paid               Retirement         Compensation
Position (1)                  from Registrant        to Directors (3)           Plan               Plan
-----------------             ---------------        ----------------------     --------------     --------------
Edmund L. Benson, III                $7,000                   $36,500                  N/A             $4,606.14
Director

James Ermer                          $7,000                   $36,500                  N/A                N/A
Director

William H. Grigg                     $7,000                   $36,500                  N/A             $9,212.28
Director

Thomas F. Keller                     $7,000                   $36,500                  N/A             $9,212.28
Director

A. Max Walker                        $9,000                   $42,500                  N/A                N/A
Chairman of the Board

Charles B. Walker                    $7,000                   $36,500                  N/A                N/A
Director

Thomas S. Word                       $7,000                   $36,500                  N/A             $9,212.28
Director


Carl E. Mundy, Jr.,
Trustee                              $7,000                     N/A                    N/A                N/A


(1)  All  directors  receive   reimbursements  for  expenses  related  to  their
     attendance at meetings of the Board of Directors. Officers of the Company receive no direct remuneration in such capacity from the Company.

(2) For current fiscal year and includes estimated future payments. Each Director receives (i) an annual retainer of $1,000 ($3,000 for the Chairman of the Board) plus $500 for each Fund of the Company, plus (ii) a fee of $1,000 for attendance at each "in-person" meeting of the Board of Directors (or committee thereof) and $500 for attendance at each other meeting of the Board of Directors (or Committee thereof).


(3) Messrs. Grigg, Keller and A.M. Walker receive compensation from eight investment companies, including the Company, that are deemed to be part of the Nations Fund "fund complex," as that term is defined under Rule 14a-101 of the Securities Exchange Act of 1934, as amended. Messrs. Benson, Ermer,
     C. Walker, Mundy and Word receive compensation from four investment companies, including the Company, deemed to be part of the Nations Fund complex.

     Mr. Rose serves as Treasurer to certain other investment companies for which The Shareholder Services Group, Inc. (the "Co-Administrator") or its affiliates serve as sponsor, distributor, administrator and/or investment adviser.


     Each Director of the Company is also a Trustee of Nations Fund Trust and Nations Institutional Reserves and a Director of Nations Fund Portfolios, Inc., each a registered investment company that is part of the Nations Fund Family. Richard H. Blank, Jr., Richard H. Rose, Joseph C. Viselli, Michael W. Nolte, Louise P. Newcomb and James E. Banks. Jr. also are officers of Nations Fund Trust, Nations Institutional Reserves and Nations Fund, Portfolios, Inc.


      Each Director receives (i) an annual retainer of $1,000 ($3,000 for the Chairman of the Board) plus $500 for each Fund of the Company, plus (ii) a fee of $1,000 for attendance at each "in-person" meeting of the Board of Directors (or committee thereof). All Directors receive reimbursements for expenses related to their attendance at meetings of the Board of Directors. During the fiscal year ended May 31, 1995 the Company paid a total of $51,000 in directors' fees and expenses. Mr. Mundy was not a Director of the Company during the fiscal year ended May 31, 1995 and therefore received no compensation. Officers receive no direct remuneration in such capacity from the Company.

      As of the date of this SAI, the directors and officers of the Company as a group owned less than 1% of the outstanding shares of each of the Funds.

      The  Company  has  adopted a Code of Ethics  which,  among  other  things, prohibits each access person of the Company from purchasing or selling securities when such person knows or should have known that, at the time of the transaction, the security (i) was being considered for purchase or sale by a Fund, or (ii) was being purchased or sold by a Fund. For purposes of the Code of Ethics, an access person means (i) a director or officer of the Company, (ii) any employee of the Company (or any company in a control relationship with the Company) who, in the course of his/her regular duties, obtains information about, or makes recommendations with respect to, the purchase or sale of securities by the Company, and (iii) any natural person in a control relationship with the Company who obtains information concerning recommendations made to the Company regarding the purchase or sale of securities. Portfolio managers and other persons who assist in the investment process are subject to additional restrictions, including a requirement that they disgorge to the Company any profits realized on short-term trading (i.e., the purchase/sale or sale/purchase of securities within any 60-day period). The above restrictions do not apply to purchases or sales of certain types of securities, including money market instruments and certain U.S. Government securities. To facilitate enforcement, the Code of Ethics generally requires that the Company's access persons, other than its "disinterested" directors, submit reports to the Company's designated compliance person regarding transactions involving securities which are eligible for purchase by a Fund.

Nations Funds Retirement Plan


      Under the terms of the Nations Funds Retirement Plan for Eligible Directors (the "Retirement Plan"), each director may be entitled to certain benefits upon retirement from the Board of Directors. Pursuant to the Retirement Plan, the normal retirement date is the date on which the eligible director has attained age 65 and has completed at least five years of continuous service with one or more of the open-end investment companies ("Funds") advised by the Adviser. If a director retires before reaching age 65, no benefits are payable. Each eligible director is entitled to receive an annual benefit from the Funds commencing on the first day of the calendar quarter coincident with or next following his date of retirement equal to 5% of the aggregate director's fees payable by the Funds during the calendar year in which the director's retirement occurs multiplied by the number of years of service (not in excess of ten years of service) completed with respect to any of the Funds. Such benefit is payable to each eligible director in quarterly installments for a period of no more than five years. If an eligible director dies after attaining age 65, the director's surviving spouse (if any) will be entitled to receive 50% of the benefits that would have been paid (or would have continued to have been paid) to the director if he had not died. The Retirement Plan is unfunded. The benefits owed to each director are unsecured and subject to the general creditors of the Funds. At present the Plan is not in effect and therefore there are no fees to disclose.

Nations Funds Deferred Compensation Plan

      Under the terms of the Nations Funds Deferred Compensation Plan for Eligible Directors (the "Deferred Compensation Plan"), each director may elect, on an annual basis, to defer all or any portion of the annual board fees (including the annual retainer and all attendance fees) payable to the director for that calendar year. An application will be submitted to the SEC to permit deferring directors to elect to tie the rate of return on fees deferred pursuant to the Deferred Compensation Plan to one or more of certain investment portfolios of certain Funds. Until approval is received from the SEC, the rate of return on any fees deferred by a director will be tied to the yield on 90-day U.S. Treasury Bills. Distributions from the deferring directors' deferral accounts will be paid in cash, in generally equal quarterly installments over a period of five years beginning on the date the deferring director's retirement benefits commence under the Retirement Plan. The Board of Directors, in its sole discretion, may accelerate or extend such payments after a director's termination of service. If a deferring director dies prior to the commencement of the distribution of amounts in his deferral account, the balance of the deferral account will be distributed to his designated beneficiary in a lump sum as soon as practicable after the director's death. If a deferring director dies after the commencement of such distribution, but prior to the complete distribution of his deferral account, the balance of the amounts credited to his deferral account will be distributed to his designated beneficiary over the remaining period during which such amounts were distributable to the director. Amounts payable under the Deferred Compensation Plan are not funded or secured in any way and deferring directors have the status of unsecured creditors of the Funds from which they are deferring compensation.

                  INVESTMENT ADVISORY, ADMINISTRATION, CUSTODY,
       TRANSFER AGENCY, SHAREHOLDER SERVICING AND DISTRIBUTION AGREEMENTS

The Company and Its Common Stock

      The Company is an open-end diversified management investment company organized as a corporation under the laws of the State of Maryland on December 13, 1983. The Company had no operations prior to December 15, 1986. Effective October 2, 1989, the Company changed its name from Silver Star Fund, Inc. to Hatteras Funds, Inc., effective May 1, 1992 the Company began doing business under the name Nations Fund Portfolios and effective September 24, 1992 the Company changed its name to Nations Fund, Inc. The Company offers shares of common stock which represent interests in one of five separate Funds. This SAI relates to the following Funds of the Company: the Nations Prime Fund, the Nations Treasury Fund, the Nations Equity Income Fund, the Nations Government Securities Fund and the Nations International Equity Fund (collectively, the "Funds"). Each Fund offers the following separate classes of shares (Trust A Shares, Trust B Shares, Investor A Shares, Investor B, Investor C and Investor D Shares) of the Money Market Funds and (Trust A Shares, Trust B Shares, Investor A Shares, Investor C Shares and Investor N Shares) of the Non-Money Market Funds. Certain classes of the Company are offered on a no load basis, and others are offered at the public offering price plus a sales charge. shares of each Fund of the Company are redeemable at the net asset value (less any applicable contingent deferred sales charge ("CDSC") thereof at the option of the holders thereof or in certain circumstances at the option of the Company. For information concerning the methods of redemption and the rights of share ownership, consult the Prospectuses under the captions "How to Buy Shares," "How to Redeem Shares" and "Organization and History."

      Trust Shares are sold exclusively through banks and certain other financial institutions primarily to their fiduciary clients and similar customers. Investor Shares are available to non-fiduciary customers of certain broker/dealers and other financial institutions. Certain charges that apply to one class of shares of a Fund may not be charged to the other class of shares of the same Fund. Consequently, the yield earned on one class of shares of a Fund may be different from that of the other class of shares of the same Fund, and the net asset value per share of the classes of shares of each of the Equity Income Fund, the Government Securities Fund and the International Equity Fund will differ.

      As used in this SAI and in the Prospectuses, the term "majority of the outstanding shares" of the Company, a particular Fund or a particular class of shares of a Fund means, respectively, the vote of the lesser of (i) 67% or more of the shares of the Company, Fund or class (as appropriate) present at a meeting of shareholders, if the holders of more than 50% of the outstanding shares entitled to vote, are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Company, Fund or class.

      The Board of Directors may classify or reclassify any unissued shares of the Company into shares of any class, classes or Fund in addition to those already authorized by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption, of such shares and, pursuant to such classification or reclassification to increase or decrease the number of authorized shares of any Fund or class. Any such classification or reclassification will comply with the provisions of the 1940 Act. Fractional shares shall have the same rights as full shares to the extent of their proportionate interest.

      Because certain of the Prospectuses combine disclosure on two separate open-end management investment companies, there is a possibility that one investment company might become liable for a misstatement, inaccuracy or incomplete disclosure in such Prospectuses concerning the other investment company. Nations Fund Trust and Nations Fund, Inc. have entered into an indemnification agreement that creates a right of indemnification from the investment company responsible for any such misstatement, inaccuracy or incomplete disclosure that may appear in such Prospectuses.

Investment Adviser


     Effective January 1, 1996, NBAI began serving as investment adviser to the Funds, pursuant to an Investment Advisory Agreement dated January 1, 1996. Effective January 1, 1996, TradeStreet began serving as sub-investment adviser to the Prime Fund, the Treasury Fund, the Equity Income Fund and the Government Securities Fund pursuant to a Sub-Advisory Agreement dated January 1, 1996. Nations Gartmore serves as sub-investment adviser to the International Equity Fund pursuant to a Sub-Advisory Agreement dated January 1, 1996.

      NBAI also serves as the investment adviser to Nations Fund Trust, Nations Institutional Reserves and Nations Fund Portfolios, Inc., each a registered investment company that is part of the Nations Fund Family. In addition, NBAI serves as the investment advisor to Hatteras Income Securities, Inc., Nations Government Income Term Trust 2003, Inc., Nations Government Income Term Trust 2004, Inc. and Managed Balanced Target Maturity Fund, Inc., each a closed-end diversified management investment company traded on the New York Stock Exchange. TradeStreet also serves as the sub-investment adviser to Nations Fund Trust, Nations Institutional Reserves, Hatteras Income Securities, Inc., Nations Government Income Term Trust 2003, Inc., Nations Government Income Term Trust 2004, Inc. and Managed Balanced Target Maturity Fund, Inc. Nations Gartmore also serves as sub-investment adviser to Nations Fund Portfolios, Inc.

      NBAI and TradeStreet are each wholly owned banking subsidiaries of Nations Bank, N.A. ("NationsBank"), which in turn is a wholly owned banking subsidiary of NationsBank Corporation, a bank holding company organized as a North Carolina corporation. Nations Gartmore is a joint venture structured as a Delaware general partnership between NB Partner Corp., a wholly owned subsidiary of NationsBank and Gartmore U.S. Limited, an indirect wholly owned subsidiary of Gartmore plc, a publicly listed U.K. company. Banque Indosuez, S.A., a French bank, indirectly owns 75% of Gartmore plc's outstanding voting shares, and the remaining 25% are owned by the public and by Gartmore plc's employees. Banque Indosuez, a wholly owned subsidiary of Companie de Suez, S.A., acquired Gartmore plc in 1990. Nations Gartmore is a registered investment adviser in the United States and a member of the Investment Management Regulatory Organization Limited, a U.K. regulatory authority. The respective principal offices of NBAI, TradeStreet and Nations Gartmore are located at One NationsBank Plaza, Charlotte, N.C. 28255.

      Prior to January 1, 1996, NationsBank served as investment adviser to the Funds. Since 1874, NationsBank and its predecessors have been managing money for foundations, universities, corporations, institutions and individuals. It is a company dedicated to a goal of providing responsible investment management and superior service. NationsBank is recognized for its sound investment approaches, which place it among the nation's foremost financial institutions. NationsBank and its affiliated organizations make available a wide range of financial services to its over 6 million customers through over 1700 banking and investment centers. Approximately 12 of NationsBank personnel are involved in stock and bond research.

      NationsBank restructured its investment management division as of January 1, 1996 by reorganizing the division into two separate, wholly owned advisory subsidiaries, NBAI and TradeStreet. The restructuring resulted in the transfer of the division's investment management and advisory functions to NBAI, and the its day to day investment company portfolio management functions to TradeStreet. The investment professionals who performed investment company management functions and who managed the companies portfolios as employees of NationsBank continue to perform such services as employees of NBAI and TradeStreet, respectively. The restructuring did not change the scope and nature of investment advisory services provided to the relevant Funds. The restructuring, and related Investment Advisory Agreements and Sub-Advisory Agreements, were approved by the Board of Directors of the Company at the October 12-13, 1995 Board Meeting.

      Pursuant to the terms of the Investment Advisory Agreement and Sub-Advisory Agreements (at times, the "Advisory Agreements") with NBAI, TradeStreet and Nations Gartmore, respectively, subject at all times to the control of the Company's Board of Directors and in conformance with the stated policies of the Company, NBAI, TradeStreet and Nations Gartmore each selects and manages the investments of the Funds. Each such advisory entity obtains and evaluates economic, statistical and financial information to formulate and implement investment policies for the Funds.

      The Advisory Agreements for NBAI and TradeStreet each provides that in the absence of willful misfeasance, bad faith, negligence or reckless disregard of obligations or duties thereunder on the part of NBAI or Trade Street, respectively, or any of their respective officers, directors, employees or agents, NBAI or TradeStreet shall not be subject to liability to the Company or to any shareholder of the Company for any act or omission in the course of, or connected with, rendering services under thereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

      The Investment Advisory Agreement with NBAI shall become effective with respect to a Fund if and when approved by the Directors of the Company, and if so approved, shall thereafter continue from year to year, provided that such continuation of the Agreement is specifically approved at least annually by (a)
(i) the Company's Board of Directors or (ii) the vote of "a majority of the outstanding voting securities" of a Fund (as defined in Section 2(a)(42) of the 1940 Act), and (b) the affirmative vote of a majority of the Company's Directors who are not parties to such Agreement or "interested persons" (as defined in the 1940 Act) of a party to such Agreement (other than as Directors of the Company), by votes cast in person at a meeting specifically called for such purpose. The Investment Advisory Agreement will terminate automatically in the event of its assignment, and is terminable with respect to a Fund at any time without penalty by the Company (by vote of the Board of Directors or by vote of a majority of the outstanding voting securities of the Fund) or by NBAI on 60 days' written notice.

      The Sub-Advisory Agreement with TradeStreet shall become effective with respect to each Fund as of its execution date and, unless sooner terminated, shall continue in full force and effect for one year, and may be continued with respect to each Fund thereafter, provided that the continuation of the Agreement is specifically approved at least annually by (a) (i) the Company's Board of Directors (ii) the vote of "a majority of the outstanding voting securities" of a Fund (as defined in Section 2(a)(42) of the 1940 Act), and (b) the affirmative vote of a majority of the Company's Directors who are not parties to such Agreement or "interested persons" (as defined in the 1940 Act) of a party to such Agreement (other than as Directors of the Company), by votes cast in person at a meeting specifically called for such purpose. The Sub-Advisory Agreement will terminate automatically in the event of its assignment, and is terminable with respect to a Fund at any time without penalty by the Company (by vote of the Board of Directors or by vote of a majority of the outstanding voting securities of the Fund), or by NBAI, or by TradeStreet on 60 days' written notice.

      The Sub-Advisory Agreement with Nations Gartmore provides that Nations Gartmore shall not be liable to the Company or to its shareholders for any act or omission by Nations Gartmore or for any loss sustained by the Company or by its shareholders except in the case of Nations Gartmore's willful misfeasance, bad faith, gross negligence or reckless disregard of duty on the part of Nations Gartmore, as the case may be.

      NBAI, TradeStreet and Nations Gartmore may waive a portion of their fees; however, any such waiver may be discontinued at any time. As discussed under the caption "Expenses," NBAI, TradeStreet and Nations Gartmore will be required to reduce their fees from the Funds, in direct proportion to the fees payable by the Funds to NBAI, TradeStreet, Nations Gartmore and the Administrator, if the expenses of the Funds exceed the applicable expense limitation of any state in which the Funds' shares are registered or qualified for sale.

      Prior to January 1, 1996, NationsBank served as investment adviser to the Funds pursuant to Investment Advisory Agreements approved by the Company's Board of Directors on August 3, 1988 with respect to the Prime and Treasury Funds and by the shareholders on September 30, 1988 with respect to the Prime and Treasury Funds. The Advisory Agreements with respect to the Equity Income Fund and the Government Securities Fund were approved by the Company's Board of Directors on March 22, 1991, and by the shareholders of those Funds on September 6, 1991. The Advisory and Sub-Advisory Agreements with respect to the International Equity Fund were approved by the Company's Board of Directors on January 26, 1995 and by the public shareholders of the International Equity Fund on March 31, 1995.


      Subject to reduction in accordance with the expense limitation provisions which may be imposed by states in which the Funds' shares are qualified for sale, NationsBank received fees from the Funds for its services as outlined in the following chart:

                                  ADVISORY FEES

                                     FY 1995                                FY 1994                              FY 1993
                          Net Amt.    Amount     Remind       Net Amt.       Amount       Reimbsd.    Net Amt.    Amount    Reimbsd
                          Paid        Waived     by Advsr.      Paid         Waived       by Advsr.   Paid        Waived    by Advr.
Nations Prime Fund ..   $4,608,731   $2,649,510   $191,636   $3,986,063     $1,836,579    $120,041   $2,352,512    $588,823     $0
Nations Treasury Fund    4,709,550    1,285,177          0    4,161,589      1,354,486     N/A        4,252,606   1,087,695      0
Nations Equity Income
   Fund .............    2,482,606            0          0    1,882,223         26,454     N/A        1,001,388     151,189      0
Nations International
   Equity Fund ......    2,158,263            0          0    1,034,049          6,809     N/A          759,553           0      0
Nations Government
   Securities Fund ..      519,421      196,944          0      453,581        167,200     36,928       360,657      79,866      0

Investment Styles

      The Adviser uses various investment strategies during the process of constructing and managing the Company's portfolios. These strategies have been categorized into investment styles which consist of (i) the Nations Equity Income Style, and (ii) the Nations International Equity Style. The Investment Styles described below relate to the Equity Income Fund and International Equity Fund.


      Nations Equity Income Style. The Equity Income Fund is managed by the Adviser using the Nations Equity Income Style. The Nations Equity Income Style investment philosophy is premised on the belief that a diversified portfolio of stocks with an above average yield can provide long-term returns, higher than that of the S&P 500 Index (the "S&P 500") and with less volatility.


      This style utilizes a "low volatility" approach to stock selection, focusing on tested factors of fundamental stock valuation. Volatility is reduced through selecting stocks with Beta Coefficient ("Beta") of less than 1.0 (Beta is a measurement of volatility relative to the stock market as a whole, which has a Beta of 1.0). The Equity Income Style seeks to maintain a yield on the portfolio of at least 50% higher than the dividend yield for the S&P 500. The Adviser reduces risk by investing in both common stocks and convertible securities.

      The Equity Income Style stock selection process begins with a team of in-house research specialists aided by a computerized screening process.
Starting with a 2000 company universe, stocks must first pass a rigorous screening process that selects companies with a yield only one-third less than the S&P 500 and market capitalization greater than $500 million. Often stocks with below average yields grow faster than those with average yields. Therefore, over time, a portfolio may earn more income by purchasing stocks with below average yields. Stocks are then ranked relative to other stocks within their industry.

      A more sophisticated screening process is then applied to the universe. Each company is ranked based on the following factor weightings: (i) market style analyzes correlations between crucial stock characteristics (price/book ratios, dividends yields, and return on assets) and price performance; (ii) Insider Trading looks at filings with the SEC and evaluates them by title, date, transaction size and historical performance; (iii) Earnings Expectations evaluates changes in annual earnings estimates and quarterly earnings surprises, and (iv) Price Momentum monitors relative price strength with short term under performance. The final portfolio of approximately 70 issues is constructed by the Equity Income Style Group senior portfolio managers working closely with in-house industry specialists, as well as expert Wall Street sources.


      Nations International Equity Income Style. The International Equity Fund is managed by the Adviser using the International Equity Style. The Nations International Equity Income Style investment philosophy is premised on the belief that a diversified portfolio of equity securities of established, non-United States issuers can provide long-term growth of capital and income.

      This style focuses on the country selection process by utilizing macroeconomic forecasts to identify areas of the world which will exhibit relatively strong growth within the context of a modest inflation and low interest rate environment. The political factors and market liquidity constraints which can affect stock market valuations are also taken into consideration by the Adviser prior to making stock selections.


      The stock selection process begins with the elimination of equity securities with a market capitalization of less than $250 million. The next step in the process is the ranking of each country and industry sector by relative price/earnings ratio using an historical range of not less than ten years from an universe of approximately 1000 stocks. In addition to the relative historical price/earnings ratio the portfolio managers also employ a fundamental analysis of growth opportunities, management and future direction of these stocks.

      The International Equity Fund is a dollar-denominated mutual fund and therefore, consideration is given to hedging part or all of the portfolio back to U.S. dollars from international currencies. All decisions to hedge are based upon an analysis of the relative value of the U.S. dollar on an international purchasing power parity basis (purchasing power parity is a method for determining the relative purchasing power of different currencies by comparing the amount of each currency required to purchase a typical bundle of goods and services to domestic markets) and an estimation of short-term interest rate differentials (which affect both the direction of currency movements and also the cost of hedging).

Administrator and Co-Administrator

     Effective September 1, 1993 (the "Transition Date"), Stephens Inc. (the "Administrator") began serving as administrator of the Company and The Shareholder Services Group, Inc. (the "Co-Administrator") (formerly The Boston Company Advisors, Inc.) began serving as the co-administrator of the Company. From February 19, 1992 to the Transition Date, the Co-Administrator served as the administrator of the Company.

      The Administrator and Co-Administrator serve under an administration agreement ("Administration Agreement") and co-administration agreement ("Co-Administration Agreement"), respectively, each of which was approved by the Board of Directors on August 4, 1993. The Administrator receives, as compensation for its services rendered under the Administration Agreement and as agent for the Co-Administrator for the services it provides under the Co-Administration Agreement, an administrative fee, computed daily and paid monthly, at the annual rate of 0.10% of the average daily net assets of each Fund.

      Pursuant to the Administration Agreement, the Administrator has agreed to, among other things, (i) maintain office facilities for the Funds, (ii) furnish statistical and research data, data processing, clerical, and internal executive and administrative services to the Company, (iii) furnish corporate secretarial services to the Company, including coordinating the preparation and distribution of materials for Board of Directors meetings, (iv) coordinate the provision of legal advice to the Company with respect to regulatory matters, (v) coordinate the preparation of reports to the Company's shareholders and the SEC, including annual and semi-annual reports, (vi) coordinating the provision of services to the Company by the Co-Administrator, the Transfer Agents and the Custodians, and (vii) generally assist in all aspects of the Company's operations. Additionally, the Administrator is authorized to receive, as agent for the Co-Administrator, the fees payable to the Co-Administrator by the Company for its services rendered under the Co-Administration Agreement. The Administrator bears all expenses incurred in connection with the performance of its services.

      Pursuant to the Co-Administration Agreement, the Co-Administrator has agreed to, among other things, (i) provide accounting and bookkeeping services for the Funds, (ii) compute each Fund's net asset value and net income, (iii) accumulate information required for the Company's reports to shareholders and the SEC, (iv) prepare and file the Company's federal and state tax returns, (v) perform monthly compliance testing for the Company, and (vi) prepare and furnish the Company monthly broker security transaction summaries and transaction listings and performance information. The Co-Administrator bears all expenses incurred in connection with the performance of its services.

      The Administration Agreement and the Co-Administration Agreement may be terminated by a vote of a majority of the Board of Directors, or by the Administrator or Co-Administrator, respectively, on 60 days' written notice without penalty. The Administration Agreement and Co-Administration Agreement are not assignable without the written consent of the other party. Furthermore, the Administration Agreement and the Co-Administration Agreement provide that the Administrator and Co-Administrator, respectively, shall not be liable to the Funds or to their shareholders except in the case of the Administrator's or Co-Administrator's, respectively, willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

      The table set forth below states the net Administration fees paid and waived for the fiscal years ending May 31, 1995, 1994 and 1993.

                               ADMINISTRATION FEES


                           FY 1995                        FY 1994                       FY 1993
                           Net        Administration      Net        Administration     Net        Administration
                           Admin.     Fees                Admin.     Fees               Admin.     Fees
                           Fees       Waived              Fees       Waived             Fees       Waived

Nations Prime Fund        $3,510,935     $190,996       $2,745,870      $225,471       $1,057,382   $  77,941
Nations Treasury Fund      2,670,833       307,92        2,533,388       224,650        1,902,420     137,388
Nations Equity Income
   Fund                      344,917       18,677          247,799        21,548          129,222      10,910
Nations International
   Equity Fund               511,883       27,683          240,675        19,540           81,777      17,875
Nations Government
   Securities Fund           106,071        6,098           94,826         8,540           49,970       3,092

      As discussed under the caption "Expenses," the Administrator and Co-Administrator will be required to reduce their fee from the Company, in direct proportion to the fees payable to the Administrator and Co-Administrator by the Company, if the expenses of the Company exceed the applicable expense limitation of any state in which the Funds' shares are registered or qualified for sale.

Distribution Plans and Shareholder Servicing Arrangements for Investor Shares

      Investor A Shares. The Company has adopted an Amended and Restated Shareholder Servicing and Distribution Plan (the "Investor A Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to each Fund's Investor A Shares. The Investor A Plan provides that each Fund may pay the Distributor or banks, broker/dealers or other financial institutions that offer shares of the Fund and that have entered into a Sales Support Agreement with the Distributor ("Selling Agents") or a Shareholder Servicing Agreement with the Company, ("Servicing Agents"), up to 0.10% (on an annualized basis) of the average daily net asset value of Investor A Shares of the Money Market Funds and up to 0.25% (on an annualized basis) of the average daily net asset value of the Non-Money Market Funds.

      With respect to the Money Market Funds, such payments may be made to (i) the Distributor for reimbursements of distribution-related expenses actually incurred by the Distributor, including, but not limited to, expenses of organizing and conducting sales seminars, printing of prospectuses and statements of additional information (and supplements thereto) and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature and costs of administering the Investor A Plan, or
(ii) Selling Agents that have entered into a Sales Support Agreement with the Distributor for providing sales support assistance in connection with the sale of Investor A Shares of the Money Market Funds. The sales support assistance provided by a Selling Agent under a Sales Support Agreement may include forwarding sales literature and advertising provided by Nations Fund Trust or the Distributor to their customers and providing such other sales support assistance as may be requested by the Distributor from time to time. Currently, substantially all fees paid by the Money Market Funds pursuant to the Investor A Plan are paid to compensate Selling Agents for providing sales support services, with any remaining amounts being used by the Distributor to partially defray other expenses incurred by the Distributor in distributing Investor A Shares. Fees received by the Distributor pursuant to the Investor A Plan will not be used to pay any interest expenses, carrying charges or other financing costs (except to the extent permitted by the SEC) and will not be used to pay any general and administrative expenses of the Distributor.

       With respect to the Non-Money Market Funds, payments under the Investor A Plan may be made to the Distributor for providing the distribution-related services described in (i) above or to Servicing Agents that have entered into a Shareholder Servicing Agreement with the Company for providing shareholder support services to their Customers which hold of record or beneficially Investor A Shares of a Non-Money Market Fund. Such shareholder support services provided by Servicing Agents to holders of Investor A Shares of the Non-Money Market Funds may include (i) aggregating and processing purchase and redemption requests for Investor A Shares from their Customers and transmitting promptly net purchase and redemption orders to our distributor or transfer agent; (ii) providing their Customers with a service that invests the assets of their accounts in Investor A Shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments from the Company on behalf of their Customers; (iv) providing information periodically to their Customers showing their positions in Investor A Shares; (v) arranging for bank wires; (vi) responding to their Customers' inquiries concerning their investment in Investor A Shares; (vii) providing sub-accounting with respect to Investor A Shares beneficially owned by their Customers or the information necessary to us for sub-accounting; (viii) if required by law, forwarding shareholder communications from the Company (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to their Customers (ix) forwarding to their Customers proxy statements and proxies containing any proposals regarding the Shareholder Servicing Agreement; (x) providing general shareholder liaison services; and
(xi) providing such other similar services as the Company may reasonably request to the extent the Selling Agent is permitted to do so under applicable statutes, rules or regulations.

      Expenses incurred by the Distributor pursuant to the Investor A Plan in any given year may exceed the sum of the fees received under the Investor A Plan. Any such excess may be recovered by the Distributor in future years so long as the Investor A Plan is in effect. If the Investor A Plan were terminated or not continued, a Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund.

      In addition, the Company has adopted an Amended and Restated Shareholder Servicing Plan for the Investor A Shares of the Money Market Funds (the "Money Market Investor A Servicing Plan"). Pursuant to the Money Market Investor A Servicing Plan, which became effective on March 28, 1993, each Money Market Fund may pay banks, broker/dealers or other financial institutions that have entered into a Shareholder Servicing Agreement with the Company ("Servicing Agents") up to 0.25% (on an annualized basis) of the average daily net asset value of the Investor A Shares of each Money Market Fund for providing shareholder support services. Such shareholder support services provided by Servicing Agents may include those shareholder support services discussed above with respect to the Investor A Shares of the Non-Money Market Funds. Fees paid pursuant to the Money Market Investor A Servicing Plan are calculated daily and paid monthly.

      For the fiscal year ending May 31, 1993, the following Funds paid the indicated fees pursuant to the Investor A Plan: Prime Fund -- $925,943; Treasury Fund $328,737; Equity Income Fund -- $42,188; International Equity Fund -- $605; and Government Securities Fund -- $10,180, after taking into effect waivers of $6,973.

      For the fiscal year ending May 31, 1993, the Prime Fund and the Treasury Fund paid $130,357 and $45,212, respectively, in shareholder servicing fees pursuant to the Investor A Plan.

      For the fiscal year ended May 31, 1993, in connection with the sale of Investor A Shares, the prior distributor received $757,418 in front end sales charges; the Prior distributor retained $94,181 of this amount and paid the balance to selling dealers. During the same period, the prior distributor received $1,307,653 in Rule 12b-1 fees with respect to Investor A Shares; the prior distributor retained $0 of this amount.

      For the fiscal year ended May 31, 1994 the following funds paid the indicated fees pursuant to the Investor A Plan: Prime Fund -- $1,728,199; Treasury Fund -- $291,291; Equity Income Fund -- $86,960; International Equity Fund - $4,309; and Government Securities Fund -- $25,830.

      For the fiscal year ended May 31, 1995 the following Funds paid the indicated fees pursuant to the Investor A Plan: Prime Fund -- $616,364; Treasury Fund -- $96,210; Equity Income Fund--S83,892; International Equity Fund -- $10,492 and Government Securities Fund -- $28,881.

      For the fiscal year ended May 31, 1995 the Funds paid $57,270 in front end sales loads and $835,839 in 12b-1 fees, of which $0 was retained by the distributor.

      Investor B Shares of the Money Market Funds and Investor C Shares of the Non-Money Market Funds. The Directors of the Company have approved an Amended and Restated Distribution Plan in accordance with Rule 12b-1 under the 1940 Act for the Investor B Shares of Money Market Funds and Investor C Shares of the Non-Money Market Funds (the "Investor B/C Plan"). Pursuant to the Investor B/C Plan, each Fund may pay the Distributor for certain expenses that are incurred in connection with the distribution of shares. Payments under the Investor B/C Plan will be calculated daily and paid monthly at a rate set from time to time by the Board of Directors provided that the annual rate may not exceed 0.75% of the average daily net asset value of Investor C Shares of a Non-Money Market Fund and 0.10% of the average daily net asset value of Investor B Shares of a Money Market Fund. Payments to the Distributor pursuant to the Investor B/C Plan will be used (i) to compensate banks, other financial institutions or a securities broker/dealer that have entered into a Sales Support Agreement with the Distributor ("Selling Agents") for providing sales support assistance relating to Investor B or Investor C Shares, ( for promotional activities intended to result in the sale of Investor B or Investor C Shares such as to pay for the preparation, printing and distribution of prospectuses to other than current shareholders, and (iii) to compensate Selling Agents for providing sales support services with respect to their Customers who are, from time to time, beneficial and record holders of Investor B or Investor C Shares. Currently, substantially all fees paid pursuant to the Investor B/C Plan are paid to compensate Selling Agents for providing the services described in (i) and (iii) above, with any remaining amounts being used by the Distributor to partially defray other expenses incurred by the Distributor in distributing Investor B or Investor C Shares. Fees received by the Distributor pursuant to the Investor B/C Plan will not be used to pay any interest expenses, carrying charges or other financing costs (except to the extent permitted by the SEC) and will not be used to pay any general and administrative expenses of the Distributor.

      Pursuant to the Investor B/C Plan, the Distributor may enter into Sales Support Agreements with Selling Agents for providing sales support services to their Customers who are the record or beneficial owners of Investor B Shares of the Money Market Funds and Investor C Shares of the non-Money Market Funds. Such Selling Agents will be compensated at the annual rate of up to 0.75% of the average daily net asset value of the Investor C Shares of the Non-Money Market Funds, and up to 0.10% of the average daily net asset value of the Investor B Shares of the Money Market Funds held of record or beneficially by such Customers. The sales support services provided by Setting Agents may include providing distribution assistance and promotional activities intended to result in the sales of shares such as paying for the preparation, printing and distribution of prospectuses to other than current shareholders.

      Fees paid pursuant to the Investor B/C Plan are accrued daily and paid monthly, and are charged as expenses of the relevant shares of a Fund as accrued. Expenses incurred by the Distributor pursuant to the Investor B/C Plan in any given year may exceed the sum of the fees received under the Investor B/C Plan and payments received pursuant to contingent deferred sales charges. Any such excess may be recovered by the Distributor in future years so long as the Investor B/C Plan is in effect. If the Investor B/C Plan were terminated or not continued, a Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through contingent deferred sales charges.

      In addition, the Directors have approved an Amended and Restated Shareholder Servicing Plan ("Servicing Plan") with respect to the Investor B Shares of the Money Market Funds and Investor C Shares of the Non-Money Market Funds (the "Investor B/C Servicing Plan"). Pursuant to the Investor B/C Servicing Plan, each Fund may pay banks, broker/dealers or other financial institutions that have entered into a Shareholder Servicing Agreement with Nations Fund ("Servicing Agents") for certain expenses that are incurred by the Servicing Agents in connection with shareholder support services that are provided by the Servicing Agents. Payments under the Investor B/C Servicing Plan will be calculated daily and paid monthly at a rate set from time to time by the Board of Directors, provided that the annual rate may not exceed 0.25% of the average daily net asset value of the Money Market Funds' Investor B Shares and the Non-Money Market Funds' Investor C Shares. The shareholder services provided by the Servicing Agents may include (i) aggregating and processing purchase and redemption requests for such Investor B or Investor C Shares from Customers and transmitting promptly net purchase and redemption orders to our distributor or transfer agent; (ii) providing Customers with a service that invests the assets of their accounts in such Investor B or Investor C Shares pursuant to specific or pre-authorized instructions; (iii) dividend and distribution payments from the Company on behalf of Customers; (iv) providing information periodically to Customers showing their positions in such Investor B or Investor C Shares; (v) arranging for bank wires; (vi) responding to Customers' inquiries concerning their investment in such Investor B or Investor C Shares; (vii) providing sub-accounting with respect to such Investor B or Investor C Shares beneficially owned by Customers or providing the information to us necessary for sub-accounting; (viii) if required by law, forwarding shareholder communications from the Company (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers;
(ix) forwarding to Customers proxy statements and proxies containing any proposals regarding the Shareholder Servicing Agreement; (x) providing general shareholder liaison services; and (xi) providing such other similar services as the Company may reasonably request to the extent the Servicing Agent is permitted to do so under applicable statutes, rules or regulations.

      For the fiscal year ending May 31, 1993, the following Funds paid the indicated fees pursuant to the Investor B/C Plan: Equity Income Fund -- $15,796; International Equity Fund -- $885; and Government Securities Fund -- $13,496, after taking into effect waivers of $5,217. During the same fiscal year, the following Funds paid the indicated fees pursuant to the Investor B/C Servicing
Plan: Equity Income Fund -- $1,554; International Equity Fund -- $75; and Government Securities Fund -- $2,000. The Prime Fund and Treasury Fund did not offer Investor B Shares during the fiscal year ended May 31, 1993.

      During the fiscal year ended May 31,1993, the prior distributor received the following amounts from front end sales charges, Rule 12b-1 fees and CDSC fees in connection with Investor B Shares of the Money Market Funds and Investor C Shares of the Non-Money Market Funds: $37,339; $30,177; and $4,020, respectively. Of these amounts, the prior distributor retained $5,104, $0, and $4,020, respectively, and paid the balance to selling dealers.

      For the fiscal year ended May 31,1994 the following funds paid the indicated fees pursuant to the Investor B/C Plan: Equity Income Fund -- $44,852; International Equity Fund -- $2,539 and Government Securities Fund -- $47,436.

      For the fiscal year ended May 31, 1995, the following funds paid the indicated fees pursuant to the Investor B/C Plan: Equity Income Fund -- $31,136; International Equity Fund -- $3,087 and Government Securities Fund -- $29,739.

      For the fiscal year ended May 31, 1995 the Funds paid $63,962 in 12b-1 fees.

      Investor C Shares of the Money Market funds and Investor N Shares of the Non-Money Market Funds. The Directors have approved a Distribution Plan (the "Investor N Distribution Plan") with respect to Investor N Shares of the
Non-Money  Market  Funds.  Pursuant  to the  Investor  N  Distribution  Plan,  a
Non-Money Market Fund may compensate or reimburse the Distributor for any activities or expenses primarily intended to result in the sale of the Fund's Investor N Shares, including for sales related services provided by banks, broker/dealers or other financial institutions that have entered into a Sales Support Agreement relating to the Investor N Shares with the Distributor ("Selling Agents"). Payments under a Fund's Investor N Distribution Plan will be calculated daily and paid monthly at a rate or rates set from time to time by the Board of Directors provided that the annual rate may not exceed 0.75% of the average daily net asset value of each Non-Money Market Fund's Investor N Shares.

      The fees payable under the Investor N Distribution Plan are used primarily to compensate or reimburse the Distributor for distribution services provided by it, and related expenses incurred, including payments by the Distributor to compensate or reimburse Selling Agents, for sales support services provided, and related expenses incurred, by such Selling Agents. Payments under the Investor N Distribution Plan may be made with respect to preparation, printing and distribution of prospectuses, sales literature and advertising materials by the Distributor or, as applicable, Selling Agents, attributable to distribution or sales support activities, respectively, commissions, incentive compensation or other compensation to, and expenses of, account executives or other employees of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively; overhead and other office expenses of the Distributor relating to the foregoing (which may be calculated as a carrying charge in the Distributor's or Selling Agents' unreimbursed expenses), incurred in connection with distribution or sales support activities. The overhead and other office expenses referenced above may include, without limitation, (i) the expenses of operating the Distributor's or Selling Agents' offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefit costs of administrative, operations and support personnel, utility costs, communication costs and the costs of stationery and supplies, (i) the costs of client sales seminars and travel related to distribution and sales support activities, and (ii) other expenses relating to distribution and sales support activities.

      In addition, the Directors have approved a Shareholder Servicing Plan with respect to Investor C Shares of the Money Market Funds and Investor N Shares of the Non-Money Market Funds ( "Investor C/N Servicing Plan"). Pursuant to the Investor C/N Servicing Plan, a Fund may compensate or reimburse banks, broker/dealers or other financial institutions that have entered into a Shareholder Servicing Agreement with the Company ("Servicing Agents") for certain activities or expenses of the Servicing Agents in connection with shareholder services that are provided by the Servicing Agents. Payments under the Investor C/N Servicing Plan will be calculated daily and paid monthly at a rate or rates set from time to time by the Board of Directors, provided that the annual rate may not exceed 0.25% of the average daily net asset value of the Investor C Shares of the Money Market Funds and Investor N Shares of the Non-Money Market Funds.

      The fees payable under the Investor C/N Servicing Plan are used primarily to compensate or reimburse Servicing Agents for shareholder services provided, and related expenses incurred, by such Servicing Agents. The shareholder services provided by Servicing Agents may include: (i) aggregating and processing purchase and redemption requests for such Investor C or Investor N Shares from Customers and transmitting promptly net purchase and redemption orders to the Distributor or Transfer Agent; (ii) providing Customers with a service that invests the assets of their accounts in such Investor C or Investor N Shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments from the Company on behalf of Customers; (iv) providing information periodically to Customers showing their positions in such Investor C or Investor N Shares; (v) arranging for bank wires; (vi) responding to Customers' inquiries concerning their investment in such Investor C or Investor N Shares; (vii) providing sub-accounting with respect to such Investor C or Investor N Shares beneficially owned by Customers or providing the information to us necessary for sub-accounting; (viii) if required by law, forwarding shareholder communications from the Company (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers; (ix) forwarding to Customers proxy statements and proxies containing any proposals regarding the Investor C Servicing Plan or related agreements; (x) providing general shareholder liaison Services; and (xi) providing such other similar services as the Company may reasonably request to the extent such Servicing Agent is permitted to do so under applicable statutes, rules or regulations.

      The fees payable under the Investor N Distribution Plan and Investor C/N Servicing Plan (together, the "Investor C/N Plans") are treated by the Funds as an expense in the year they are accrued. At any given time, a Selling Agent and/or Servicing Agent may incur expenses in connection with services provided pursuant to its agreements with the Distributor under the Investor C/N Plans which exceed the total of (i) the payments made to the Selling Agents and Servicing Agents by the Distributor or the Company and reimbursed by the Fund pursuant to the Investor C/N Plans, and (ii) the proceeds of contingent deferred sales charges paid to the Distributor and reallowed to the Selling Agent, upon the redemption of their Customers' Investor C Shares. Any such excess expenses may be recovered in future years, so long as the Investor C/N Plans are in effect. Because there is no requirement under the Investor C/N Plans that the Distributor be paid or the Selling Agents and Servicing Agents be compensated or reimbursed for all their expenses or any requirement that the Investor C/N Plans be continued from year to year, such excess amount, if any, does not constitute a liability to a Fund or the Distributor. Although there is no legal obligation for the Fund to pay expenses incurred by the Distributor, a Selling Agent or a Servicing Agent in excess of payments previously made to the Distributor under the Investor C/N Plans or in connection with contingent deferred sales charges, if for any reason the Investor C/N Plans are terminated, the Directors will consider at that time the manner in which to treat such expenses.

      For the fiscal year ended May 31, 1994, the Prime Fund and the Treasury Fund paid $514 and $19, respectively, in shareholder servicing fees pursuant to the Money Market Investor C Plan. For the fiscal year ended May 31, 1994, the following funds paid the indicated fees pursuant to the Investor N Plan: Equity Income Fund -- $187,452; International Equity Fund -- $50,880 and Government Securities Fund -- $215.493.

      For the fiscal year ended May 31, 1995, the following funds paid the indicated fees pursuant to the Investor N Plan: Equity Income Fund -- $289,973; International Equity Fund -- $197,156 and Government Securities Fund -- $224,710.

      For the fiscal year ended May 31, 1995 the Funds paid $0 in front-end sales loads, $506,013 in contingent deferred sales charges on the Non-Money Market Funds, of which $0 was retained by the distributor and $711,839 in 12b-1 fees of which $5,085.17 was retained by the distributor for the Investor N Shares and $0 in front-end sales loads and $0 in 12b-1 fees for the Investor C Money Market Funds.

      Investor D Shares of the Money Market Funds. The Directors have approved a Distribution Plan (the "Investor D Distribution Plan") with respect to Investor D Shares of the Money Market Funds. Pursuant to the Investor D Distribution Plan, a Money Market Fund may compensate or reimburse the Distributor for any activities or expenses primarily intended to result in the sale of the Fund's Investor D Shares, including for sales related services provided by banks, broker/dealers or other financial institutions that have entered into a Sales Support Agreement relating to the Investor D Shares with the Distributor ("Selling Agents"). Payments under a Fund's Investor D Distribution Plan will be calculated daily and paid monthly at a rate or rates set from time to time by the Board of Directors provided that the annual rate may not exceed 0.45 % of the average daily net asset value of each Money Market Fund's Investor D Shares.

      The fees payable under the Investor D Distribution Plan are used primarily to compensate or reimburse the Distributor for distribution services provided by it, and related expenses incurred, including payments by the Distributor to compensate or reimburse Selling Agents, for sales support services provided, and related expenses incurred, by such Selling Agents. Payments under the Investor D Distribution Plan may be made with respect to preparation, printing and distribution of prospectuses, sales literature and advertising materials by the Distributor or, as applicable, Selling Agents, attributable to distribution or sales support activities, respectively, commissions, incentive compensation or other compensation to, and expenses of, account executives or other employees of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively; overhead and other office expenses of the Distributor relating to the foregoing (which may be calculated as a carrying charge in the Distributor's or Selling Agents' unreimbursed expenses), incurred in connection with distribution or sales support activities. The overhead and other office expenses referenced above may include, without limitation, (i) the expenses of operating the Distributor's or Selling Agents' offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefit costs of administrative operations and support personnel, utility costs, communication costs and the costs of stationery and supplies, (ii) the costs of client sales seminars and travel related to distribution and sales support activities, and (iii) other expenses relating to distribution and sales support activities.

      In addition, the Directors have approved a Shareholder Servicing Plan with respect to Investor D Shares of the Money Market Funds (the "Investor D Servicing Plan"). Pursuant to the Investor D Servicing Plan, a Fund may compensate or reimburse banks, broker/dealers or other financial institutions that have entered into a Shareholder Servicing Agreement with the Company ("Servicing Agents") for certain activities or expenses of the Servicing Agents in connection with shareholder services that are provided by the Servicing Agents. Payments under the Investor D Servicing Plan will be calculated daily and paid monthly at a rate or rates set from time to time by the Board of Directors, provided that the annual rate may not exceed 0.25% of the average daily net asset value of the Investor D Shares of the Money Market Funds.

      The fees payable under the Investor D Servicing Plan are used primarily to compensate or reimburse Servicing Agents for shareholder services provided, and related expenses incurred, by such Servicing Agents. The shareholder services provided by Servicing Agents may include: (i) aggregating and processing purchase and redemption requests for such Investor D Shares from Customers and transmitting promptly net purchase and redemption orders to the Distributor or Transfer Agent; (ii) providing Customers with a service that invests the assets of their accounts in such Investor D Shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments from the Company on behalf of Customers; (iv) providing information periodically to Customers showing their positions in such Investor D Shares; (v) arranging for bank wires; (vi) responding to Customers' inquiries concerning their investment in such Investor D Shares; (vii) providing sub-accounting with respect to such Investor D Shares beneficially owned by Customers or providing the information to us necessary for sub-accounting; (viii) if required by law, forwarding shareholder communications from the Company (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers; (ix) forwarding to Customers proxy statements and proxies containing any proposals regarding the Investor D Servicing Plan or related agreements; (x) providing general shareholder liaison services; and (xi) providing such other similar services as the Company may reasonably request to the extent such Servicing Agent is permitted to do so under applicable statutes, rules or regulations.

      The fees payable under the Investor D Distribution Plan and Investor D Servicing Plan (together, the "Investor D Plans") are treated by the Funds as an expense in the year they are accrued. At any given time, a Selling Agent and/or Servicing Agent may incur expenses in connection with services provided pursuant to its agreements with the Distributor under the Investor D Plans which exceed the total of (i) the payments made to the Selling Agents and Servicing Agents by the Distributor or the Company and reimbursed by the Fund pursuant to the Investor D Plans, and (ii) the proceeds of contingent deferred sales charges paid to the Distributor and reallowed to the Selling Agent, upon the redemption of their Customers' Investor D Shares. Any such excess expenses may be recovered in future years, so long as the Investor D Plans are in effect. Because there is no requirement under the Investor D Plans that the Distributor be paid or the Selling Agents and Servicing Agents be compensated or reimbursed for all their expenses or any requirement that the Investor D Plans be continued from year to year, such excess amount, if any, does not constitute a liability to a Fund or the Distributor. Although there is no legal obligation for the Fund to pay expenses incurred by the Distributor, a Selling Agent or a Servicing Agent in excess of payments previously made to the Distributor under the Investor D Plans or in connection with contingent deferred sales charges, if for any reason the Investor D Plans are terminated, the Directors will consider at that time the manner in which to treat such expenses.

      For the fiscal year ended May 31, 1995, the Prime Fund and the Treasury Fund paid nothing in shareholder servicing fees pursuant to the Money Market Investor D Plan.

      Information Applicable to Investor A, Investor B, Investor C and Investor D Shares and Investor N Shares. The Investor A Plan, the Money Market Investor A Servicing Plan, the Investor B/C Plan, the Investor B/C Servicing Plan, the Investor C Plan, the Investor D Distribution Plan, the Investor D Servicing Plan and the Investor C/N Servicing Plan (each a "Plan" and collectively the "Plans") may only be used for the purposes specified above and as stated in each such Plan. Compensation payable to Selling Agents or Servicing Agents for shareholder support services under the Investor A Plan, the Money Market Investor A Servicing Plan, the Investor B/C Servicing Plan, Investor D Servicing Plan and the Investor C/N Servicing Plan is subject to, among other things, the National Association of Securities Dealers, Inc. ("NASD") Rules of Fair Practice governing receipt by NASD members of shareholder servicing plan fees from registered investment companies (the "NASD Servicing Plan Rule"), which became effective on July 7, 1993. Such compensation shall only be paid for services determined to be permissible under the NASD Servicing Plan Rule.

      Each Plan requires the officers of the Company or the Distributor to provide the Board of Directors at least quarterly with a written report of the amounts expended pursuant to the Plan and the purposes for which such expenditures were made. The Board of Directors reviews these reports in connection with their decisions with respect to the Plans.

      As required by Rule 12b-1 under the 1940 Act, each Plan was approved by the Board of Directors, including a majority of the directors who are not "interested persons" (as defined in the 1940 Act) of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("Qualified Directors") on September 27, 1989, with respect to the Investor C Shares of the Money Market Funds, on March 22, 1991, with respect to the Investor A Shares of the Equity Income and Government Securities Funds, on June 24, 1992 with respect to the Investor A Shares of the International Equity Fund, and on March 19, 1992, with respect to the Investor C Shares of the Non-Money Market Funds. Additionally, each Plan with respect to the Investor B Shares of the Money Market Funds and with respect to the Investor N Shares of all the Non-Money Market Funds was approved by the Board of Directors, including a majority of the Qualified Directors, on February 3, 1993. The Plan with respect to the Investor C Shares of the Money Market Funds was initially approved on August 4, 1993. The Plan with respect to the Investor D Shares of the Money Market Funds was initially approved on August 4, 1993. The Plans continue in effect as long as such continuance is specifically approved at least annually by the Board of Directors, including a majority of the Qualified Directors. On November 6, 1994, the Board of Directors (including a majority of the Qualified Directors) voted to continue each Plan for an additional one year period.

      In approving the Plans in accordance with the requirements of Rule 12b-1, the directors considered various factors and determined that there is a reasonable likelihood that each Plan will benefit the respective Investor A, Investor B, Investor C Shares or Investor N Shares and the holders of such shares. The Investor A Plan was approved by the Shareholders of the Investor A Shares of each of the Funds except the International Equity Fund on September 6, 1991, and the Investor B/C Plan applicable to Investor C Shares of the International Equity and Equity Income Funds and the Investor A Plan applicable to Investor A Shares of the International Equity Fund were approved on September 22, 1992 by the Investor C Shareholders of the respective International Equity and Equity Income Funds with respect to the Investor B/C Plan and by the Investor A Shareholders of the International Equity Fund with respect to the Investor A Plan. The Plans applicable to the Investor B Shares of the Money Market Funds and Investor N Shares of the Non-Money Market Funds were approved by such Funds' initial shareholder of Investor B and Investor N Shares.

      The Investor A Shares' Plans with respect to the Money Market Funds originally became effective on December 4, 1989, and were amended February 12,1990, March 19, 1992 and February 3, 1993. The Investor A Shares' Plan with respect to the Equity Income and Government Securities Funds became effective on March 22,

1991, and was amended March 19, 1992. The Investor A Shares' Plan with respect to the International Equity Fund became effective September 6, 1991 and was amended March 19, 1992 and February 3, 1993.

      The Investor A Plan, Investor B/C Plan and Investor C/N Plan may be terminated with respect to their respective shares by vote of a majority of the Qualified Directors, or by vote of a majority of the holders of the outstanding voting securities of the Investor A, Investor B, Investor C or Investor N Shares, as appropriate. Any change in such a Plan that would increase materially the distribution expenses paid by the Investor A, Investor B, Investor C or Investor N Shares requires shareholder approval; otherwise, each Plan may be amended by the directors, including a majority of the Qualified Directors, by vote cast in person at a meeting called for the purpose of voting upon such amendment. The Money Market Investor A Servicing Plan, the Investor B/C Servicing Plan and the Investor C/N Servicing Plan may be terminated by a vote of a majority of the Qualified Directors. As long as a Plan is in effect, the selection or nomination of the Qualified Directors is committed to the discretion of the Qualified Directors.

      Conflict of interest restrictions may apply to the receipt by Selling and/or Servicing Agents of compensation from the Company in connection with the investment of fiduciary assets in Investor Shares. Selling and/or Servicing Agents, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board, or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor, or state securities commissions, are urged to consult their legal advisers before investing such assets in Investor Shares.

Shareholder Servicing Agreements (Trust B Shares) - Money Market Funds

      As stated in the Prospectuses for the Money Market Funds' Trust Shares, the Company has a separate Shareholder Servicing Plan with respect to the Non-Money Market Funds' Trust B Shares. Pursuant to the Shareholder Servicing Plans, the Company has entered into agreements with certain banks pertaining to the provision of administrative services to their customers who may from time to time own of record or beneficially Trust B Shares ("Customers") in consideration for the payment of up to 0.25% (on an annualized basis) of the net asset value of such shares. Such services may include: (i) aggregating and processing purchase, exchange and redemption requests for Trust B Shares from Customers and transmitting promptly net purchase and redemption orders with the Distributor or the transfer agents; (ii) providing Customers with a service that invests the assets of their accounts in Trust B Shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments from the Company on behalf of Customers; (iv) providing information periodically to Customers showing their positions in Trust B Shares; (v) arranging for bank wires; (vi) responding to Customer inquiries concerning their investment in Trust B Shares; (vii) providing sub-accounting with respect to Trust B Shares beneficially owned by Customers or the information necessary for sub-accounting;
(viii) if required by law, forwarding shareholder communications (such as proxies, shareholder reports annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers; (ix) forwarding to Customers proxy statements and proxies containing any proposals regarding the Shareholder Servicing Agreements or Shareholder Serving Plan; and (x) providing such other similar services as may reasonably be requested to the extent permitted under applicable statutes, rules, or regulations.

      Such plan shall continue in effect as long as the Board of Directors, including a majority of the Qualified Directors, specifically approves the plan at least annually.


Shareholder Administration Plan (Trust B Shares) - Non-Money Market Funds

      As stated in the Prospectus for the Non-Money Market Funds' Trust B Shares, the Company has a separate Shareholder Administration Plan (the "Administration Plan") with respect to such shares. Pursuant to the Administration Plan, the Company may enter into agreements ("Administration Agreements") with broker/dealers, banks and other financial institutions that are dealers of record or holders of record or which have a servicing relationship with the beneficial owners of Non-Money Market Fund Trust B Shares ("Servicing Agents"). The

Administration Plan provides that pursuant to the Administration Agreements, Servicing Agents shall provide the shareholder support services as set forth therein to their customers who may from time to time own of record or beneficially Trust B Shares ("Customers") in consideration for the payment of up to 0.60% (on an annualized basis) of the net asset value of such shares. Such services may include: (i) aggregating and processing purchase, exchange and redemption requests for Trust B Shares from Customers and transmitting promptly net purchase and redemption orders with the Distributor or the transfer agents;
(ii) providing Customers with a service that invests the assets of their accounts in Trust B Shares pursuant to specific or pre-authorized instructions;
(iii) processing dividend and distribution payments from the Company on behalf of Customers; (iv) providing information periodically to Customers showing their positions in Trust B Shares; (v) arranging for bank wires; (vi) responding to Customer inquiries concerning their investment in Trust B Shares; (vii) providing sub-accounting with respect to Trust B Shares beneficially owned by Customers or the information necessary for sub-accounting; (viii) if required by law, forwarding shareholder communications (such as proxies, shareholder reports annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers; (ix) forwarding to Customers proxy statements and proxies containing any proposals regarding an Administration Agreement; (x) employee benefit plan recordkeeping, administration, custody and trustee services; (xi) general shareholder liaison services and (xii) providing such other similar services as may reasonably be requested to the extent permitted under applicable statutes, rules, or regulations.

      The Administration Plan also provides that in no event may the portion of the shareholder administration fee that constitutes a "service fee," as the term is defined in NASD Servicing Plan Rule, exceed 0.25% of the average daily net asset value of the Trust B Shares of a Non-Money Market Fund. In addition, to the extent any portion of the fees payable under the Plan is deemed to be for services primarily intended to result in the sale of Fund Shares, such fees are deemed approved and may be paid under the Administration Plan. Accordingly, the Administration Plan has been approved and will be operated pursuant to Rule 12b-1 under the 1940 Act. Such plan shall continue in effect as long as the Board of Directors, including a majority of the Qualified Directors, specifically approves the plan at least annually.


Expenses


      The Administrator furnishes, without additional cost to the Company, the services of the Treasurer and Secretary of the Company and such other personnel (other than the personnel of the Adviser) as are required for the proper conduct of the Company's affairs. The Distributor bears the incremental expenses of printing and distributing prospectuses used by the Distributor or furnished by the Distributor to investors in connection with the public offering of the Company's shares and the costs of any other promotional or sales literature, except that to the extent permitted under the Plans relating to the Investor A, Investor B, Investor C and Investor N Shares of each Fund, sales-related expenses incurred by the Distributor may be reimbursed by the Company.

      The Company pays or causes to be paid all other expenses of the Company, including, without limitation: the fees of the Adviser, the Administrator and Co-Administrator; the charges and expenses of any registrar, any custodian or depository appointed by the Company for the safekeeping of its cash, fund securities and other property, and any stock transfer, dividend or accounting agent or agents appointed by the Company; brokerage commissions chargeable to the Company in connection with fund securities transactions to which the Company is a party; all taxes, including securities issuance and transfer taxes; corporate fees payable by the Company to federal, state or other governmental agencies; all costs and expenses in connection with the registration and maintenance of registration of the Company and its shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of typesetting prospectuses and statements of additional information of the Company (including supplements thereto) and periodic reports and of printing and distributing such prospectuses and statements of additional information (including supplements thereto) to the Company's shareholders; all expenses of shareholders' and directors' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of directors or director members of any advisory board or committee; all expenses incident to the payment of any dividend or distribution, whether in shares or cash; charges and expenses of any outside service used for pricing of the Company's shares; fees and expenses of legal counsel and of independent auditors in connection with any matter relating to the Company; membership dues of industry associations; interest payable on Company borrowings; postage and long-distance telephone charges; insurance premiums on property or personnel (including officers and directors) of the Company which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Company's operation unless otherwise explicitly assumed by the Adviser), the Administrator or Co-Administrator.


      Expenses of the Company which are not directly attributable to the operations of any class of shares or Fund are pro-rated among all classes of shares or Fund of the Company based upon the relative net assets of each class or Fund. Expenses of the Company which are not directly attributable to a specific class of shares but are directly attributable to a specific Fund are prorated among all the classes of shares of such Fund based upon the relative net assets of each such class of shares. Expenses of the Company which are directly attributable to a class of shares are charged against the income available for distribution as dividends to such class of shares.

      The Advisory Agreement, the Sub-Advisory Agreements, and the Administration Agreement require NBAI, TradeStreet, Nations Gartmore, and the Administrator to reduce their fees to the extent required to satisfy any expense limitations which may be imposed by the securities laws or regulations thereunder of any state in which a Fund's shares are registered or qualified for sale, as such limitations may be raised or lowered from time to time, and the aggregate of all such investment advisory, sub-advisory, and administration fees shall be reduced by the amount of such excess. The amount of any such reduction to be borne by NBAI, TradeStreet, Nations Gartmore or the Administrator shall be deducted from the monthly investment advisory and administration fees otherwise payable to NBAI, TradeStreet, Nations Gartmore and the Administrator during such fiscal year. If required pursuant to such state securities regulations, NBAI, TradeStreet, Nations Gartmore and the Administrator will reimburse the Company no later than the last day of the first month of the next succeeding fiscal year, for any such annual operating expenses (after reduction of all investment advisory and administration fees in excess of such limitation).

Transfer Agents and Custodians

      The Shareholder Services Group, Inc. ("TSSG") is located at One Exchange Place, 53 State Street, Boston, Massachusetts 02109, and acts as transfer agent for the Company's Trust Shares and Investor Shares. Under the transfer agency agreements, the transfer agent maintains shareholder account records for the Company, handles certain communications between shareholders and the Company, and distributes dividends and distributions payable by the Company to shareholders, and produces statements with respect to account activity for the Company and its shareholders for these services. The transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts that it maintains for the Company during the month and is reimbursed for out-of-pocket expenses.

      NationsBank of Texas, N.A., 901 Main Street, Dallas, Texas 75201, serves as sub-transfer agent for each Fund's Trust shares. NationsBank of Texas, N.A., also serves as custodian for the portfolio securities and cash of the Money Market Funds, the Equity Income Fund and the Government Securities Fund. As such custodian, NationsBank of Texas, N.A., maintains custody of such Funds' securities cash and other property, delivers securities against payment upon sale and pays for securities against delivery upon purchase, makes payments on behalf of such Funds for payments of dividends, distributions and redemptions, endorses and collects on behalf of such Funds all checks, and receives all dividends and other distributions made on securities owned by such Funds.

      Boston Safe Deposit and Trust Company, One Boston Place, Boston, Massachusetts, 02108, serves as custodian for the portfolio securities and cash of the International Equity Fund. Boston Safe Deposit and Trust Company receives compensation from the Fund for its services in such capacity based on a percentage of the market value of the Fund's securities and a charge for fund transactions.

                                   DISTRIBUTOR

      On the Transition Date, Stephens Inc. (the "Distributor") began serving as the principal underwriter and distributor of the shares of the Funds, replacing Funds Distributor, Inc. which had served in this capacity from February 19, 1992 to the Transition Date. Prior to February 19, 1992, Fund Management Company served as distributor for the Company.

      At a meeting held on August 4, 1993, the Board of Directors selected Stephens Inc. as Distributor, effective on the Transition Date, and approved a distribution agreement ("Distribution Agreement") with the Distributor. Pursuant to the Distribution Agreement, the Distributor, as agent, sells shares of the Funds on a continuous basis and transmits purchase and redemption orders that its receives to the Company or the Transfer Agent. Additionally, the Distributor has agreed to use appropriate efforts to solicit orders for the sale of shares and to undertake such advertising and promotion as it believes appropriate in connection with such solicitation. Pursuant to the Distribution Agreement, the Distributor, at its own expense, finances those activities which are primarily intended to result in the sale of shares of the Funds, including, but not limited to, advertising, compensation of underwriters, dealers and sales personnel, the printing of prospectuses to other than existing shareholders, and the printing and mailing of sales literature. The Distributor, however, may be reimbursed for all or a portion of such expenses to the extent permitted by a distribution plan adopted by the Company pursuant to Rule 12b-1 under the 1940 Act.

      The Distribution Agreement will continue year to year as long as such continuance is approved at least annually by (i) the Board of Directors or a vote of the majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund and (ii) a majority of the directors who are not parties to the Distribution Agreement or "interested persons" of any such party by a vote cast in person at a meeting called for such purpose. The Distribution Agreement is not assignable and is terminable with respect to a Fund, without penalty, on 60 days' notice by the Board of Directors, the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, or by the Distributor.

                       INDEPENDENT ACCOUNTANTS AND REPORTS

      At least semi-annually, the Company will furnish shareholders of the Funds with a list of the investments held in the Funds and financial statements for the Funds. The annual financial statements will be audited by the Company's independent auditors. The Board of Directors has selected Price Waterhouse, LLP, 160 Federal Street, Boston, Massachusetts, 02110 as the Company's independent accountant to audit the Company's books and review the Company's tax returns for the Funds' fiscal years ending on and after May 31, 1993. KPMG Peat Marwick, One Boston Place, Boston, Massachusetts 02108, were the Company's independent auditors for the fiscal years ended on and before May 31, 1992.

      The audited financial statements and portfolio of investments contained in the Annual Reports for the fiscal year ended May 31, 1995 are hereby incorporated herein by reference in this SAI. The Annual Reports will be sent free of charge with this SAI to any shareholder who requests this SAI.

                                     COUNSEL


     Morrison & Foerster LLP serves as legal counsel to the Company. Their address is 2000 Pennsylvania Avenue, N.W., Washington, D.C. 20006.


                      ADDITIONAL INFORMATION ON PERFORMANCE

      Yield information and other performance information for the Company's Funds may be obtained by calling the Company at (800) 321-7854.

Yield Calculations

      The current yield quotations for the Trust A, Trust B, Investor A, Investor B, Investor C and Investor D Shares of the Money Market Funds are computed by determining the net change, exclusive of capital changes, over a seven-day base period in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period. The net change in account value is divided by the value of the account at the beginning of the base period to obtain the base period return. The base period return is then multiplied by (5/7), with the resulting annualized yield figure carried to the nearest 1/100 of 1%. For purposes of calculating current yield, net change in account value reflects: (i) the value of additional shares purchased with dividends from the original shares and dividends declared on both the original shares and any such additional shares, and (ii) all fees (other than non-recurring account charges) that are charged to all shareholder accounts in proportion to the length of the base period and the average account size of the Trust A, Trust B, Investor A, Investor B, Investor C and Investor D Shares of the Money Market Funds. The capital changes excluded from the calculation of current yield are realized gains and losses from the sale of securities and unrealized appreciation and depreciation.

      The effective yield quotations for the Trust Shares and Investor Shares of the Money Market Funds are computed by compounding the unannualized seven-day base period return as follows: 1 is added to the base period return and this sum is then raised to a power equal to (5/7), and 1 is then subtracted from the result. Based on the seven-day period ended May 31, 1995, (the "base period"), the current and effective yields of the various shares of the Money Market Funds were as follows:

                                 Seven Day Yield

                                                                                                Effective Yield
                                                    Yield Without                               Without Fee
                                     Yield          Fee Waivers           Effective Yield       Waivers

Nations Prime Fund
     Trust A Shares                  5.99%                 5.93%                 6.16%                 6.10%
     Trust B Shares                  5.74%                 5.68%                 5.89%                 5.83%
     Investor A Shares               5.52%                 5.46%                 5.64%                 5.60%
     Investor B Shares               5.73%                 5.67%                 5.89%                 5.83%
     Investor C Shares               5.71%                 5.65%                 5.86%                 5.80%
     Investor D Shares               5.29%                 5.23%                 5.42%                 5.36%

Nations Treasury Fund
     Trust A Shares                  5.78%                 5.75%                 5.94%                 5.91%
     Trust B Shares                  5.52%                 5.49%                 5.67%                 5.64%
     Investor A Shares               5.41%                 5.38%                 5.55%                 5.52%
     Investor B Shares               5.52%                 5.49%                 5.67%                 5.64%
     Investor C Shares               5.31%                 5.48%                 5.66%                 5.63%
     Investor D Shares               5.52%                 5.49%                 5.67%                 5.64%


      The yield of the Trust Shares and Investor Shares of the Non-Money Market Funds is a measure of the net investment income per share (as defined) earned over a 30-day period expressed as a percentage of the maximum offering price of a share of such classes at the end of the period. Based upon the 30-day period ended May 31, 1995, the yields of the various shares of the Government Securities Fund were as follows:


                                                                     Thirty Day Yield

                                                                               Yield Without Fee
       Nations Government Securities Fund                      Yield           Waivers
                                                               -----           -----------------

            Trust A Shares                                     6.15%                   6.05%
                                       55

            Investor A Shares                                  5.62%                   5.48%
            Investor C Shares                                  5.40%                   5.01%
            Investor N Shares                                  5.50%                   5.01%

During the period for which certain yield quotations are given above, NationsBank and the Administrator voluntarily waived fees or reimbursed certain expenses of such shares, thereby increasing yield figures. Such waivers or expense reimbursements may be discontinued at any time. Trust B Shares were not offered during the period ended May 31, 1995.

      Such yield figures were determined by dividing the net investment income per share earned during the specified 30-day period by the maximum offering price per share on the last day of the period, according to the following formula:

                                    Yield = 2[(a-b + 1)6-1]
                                                     cd

Where:            a = dividends and interest earned during the period

                  b = expenses accrued for the period (net of reimbursements)

                  c = average daily number of shares outstanding during the
                      period that were entitled to receive dividends

                  d = maximum offering price per share on the last day of the period

      For purposes of yield quotation, income is calculated in accordance with standardized methods applicable to all stock and bond mutual funds. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income.
Capital gains and losses are excluded from the calculation.

      Income calculated for the purposes of calculating a Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a Fund may differ from the rate of distributions a Fund paid over the same period or the rate of income reported in the Funds' financial statements.

Total Return Calculations

      Total return measures both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of the underlying investments in a Non-Money Market Fund. The Non-Money Market Funds' average annual and cumulative total return figures are computed in accordance with the standardized methods prescribed by the SEC.

      Average annual total return figures are computed by determining the average annual compounded rates of return over the periods indicated in the advertisement, sales literature or shareholders' report that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                 P(1 + T)n = ERV

Where:            P =      a hypothetical initial payment of $1,000

                  T =      average annual total return

                  n =      number of years

                  ERV = ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of such period.

This calculation (i) assumes all dividends and distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectuses, and (ii) deducts (a) the maximum sales charge from the hypothetical initial $1,000 investment, and (b) all recurring fees, such as advisory and administrative fees, charged as expenses to all shareholder accounts.

      The Non-Money Market Funds did not offer Trust B Shares during the period ended May 31, 1995. The following figures, for the period ended May 31, 1995, reflect the deduction of sales charges, if any, that would have been deducted from a sale of shares.


                                                           Average Annual Total Return

                                                 Period Ended
                                                   3/31/95                     Inception to 5/31/95
         Equity Income Fund
              Trust A Shares                        14.79%                             12.25%
              Investor A                             7.95%                             10.26%
              Investor C                            12.49%                             10.99%
              Investor N                             9.03%                              7.60%

         International Equity Fund
              Trust A                               (0.46%)                             6.01%
              Investor A                            (6.40%)                             3.18%
              Investor C                            (2.52%)                             5.46%
              Investor N                            (6.14%)                             4.37%

         Government Securities Fund
              Trust A                                7.55%                              6.85%
              Investor A                             2.19%                              5.38%
              Investor C                             5.76%                              3.91%
              Investor N                             1.86%                              0.97%


      Cumulative total return is computed by finding the cumulative compounded rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                  CTR = (ERV-P) 100
                              P

Where:            CTR = Cumulative total return

                  ERV = ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of such period

                  P = initial payment of $1,000.

This calculation (i) assumes all dividends and distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectuses, and (ii) deducts (a) the maximum sales charge from the hypothetical initial $1,000 investment, and (b) all recurring fees, such as advisory and administrative fees, charged as expenses to all shareholder accounts.

                                                         Cumulative Total Return

                                             Period Ended 5/31/95                     Inception to 5/31/95

                                                    Total Return                              Total Return
                                       Total        Without Sales                             Without Sales
                                       Return       Charge                Total Return        Charge

Equity Income Fund
       Trust A Shares                    N/A           14.79%                 N/A              61.28%
       Investor A                       7.95%          14.53%               49.59%             58.72%
       Investor C                      12.49%          13.49%               36.04%             36.04%
       Investor N                       9.03%          14.03%               15.62%      19.55%

International Equity Fund
       Trust A                          N/A            (0.46%)                N/A              22.62%
       Investor A                      (6.40%)         (0.69%)               9.81%             16.51%
       Investor C                      (2.52%)         (1.56%)              16.99%             16.99%
       Investor N                      (6.14%)         (1.30%)               8.48%      12.84%

Government Securities Fund
       Trust A                           N/A            7.55%                 N/A              31.51%
       Investor A                       2.19%           7.29%               24.09%             30.28%
       Investor C                       5.76%           6.76%               11.77%             11.77%
       Investor N                       1.86%           6.86%                1.93%              5.69%

* Trust A Shares of the Company do not carry a sales charge.

The Trust Shares and Investor Shares of the Equity Income Fund, Government Securities Fund and International Equity Fund may also quote their distribution rates, which express the historical amount of income dividends paid to their shareholders during a one-month (in the case of the Government Securities Fund) or a three-month (in the case of the Equity Income Fund and International Equity
Fund) period as a percentage of the maximum offering price per share on the last day of such period. The performance figures of the Funds as described above will vary from time to time depending upon market and economic conditions, the composition of their portfolios and operating expenses. These factors should be considered when comparing the performance figures of the Funds with those of other investment companies and investment vehicles.

      The "yield" and "effective yield" of each class of shares of a Money Market Fund may be compared to the respective averages compiled by Donoghue's Money Fund Report, a widely recognized independent publication that monitors the performance of money market funds, or to the average yields reported by the Bank Rate Monitor for money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five metropolitan statistical areas. The Funds also may compare the performance and yield of a class or series of shares to those of other mutual funds with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance and yield of a class of shares in a Fund may be compared to data prepared by Lipper Analytical Services, Inc. Performance and yield data as reported in national financial publications such as Money Magazine, Forbes, Barron's, The Wall Street Journal, and The New York Times, or in publications of a local or regional nature, also may be used in comparing the performance of a class of shares in a Fund.

      In addition, the performance and yield of a class of shares in Nations Equity Income Fund and Nations International Equity Fund may be compared to the Standard & Poor's 500 Stock Index, an unmanaged index of a group of common stocks, the Consumer Price Index, or the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the New York Stock Exchange. The performance and yield of a class of shares in the Nations International Equity Fund may be compared to the Europe, Far East and Australia Index, a recognized unmanaged index of international stocks. Any given performance comparison should not be considered representative of a Fund's performance for any future period.

      Each Fund of the Company may quote information obtained from the Investment Company Institute in its advertising materials and sales literature.

                                  MISCELLANEOUS

Certain Record Holders


      The following indicates those persons who owned 5% or more of the indicated class of shares as of January 24, 1996. Unless otherwise indicated, the address for each recordholder of Trust Shares is 1401 Elm Street, 11th Floor, Dallas, Texas 75202.



                                                     Percentage of Shares
Name and Address                                     Held of Record Only

Nations Prime Fund

Investor A Shares

Stephens Inc. Omnibus Account                               6.29%
Attn:  Jean Geiger
P.O. Box 3507
Little Rock, AR 72203

Nations Treasury Fund

Investor A Shares

Inspire Pharmaceuticals                                     6.46%
c/o Tim C. Gupton
4222 Emperor Blvd.
Morrisville, NC 27560

Stephens Inc. Omnibus Account                               5.91%
Attn. Jean Geiger
P.O. Box 3507
Little Rock, AR  72203

Investor C Shares

Lois H. Bohler                                             22.43%
6 Bransford Place
Augusta, GA 30904

Donald S. Pratt                                            16.91%
4911 Sentinel Post Road
Charlotte, NC 28226-7444

Robert L. Hancock                                          13.31%
263 McLaws Circle
Williamsburg, VA 23185
                                       59


David Philip Svetz TTEE                                     5.47%
Philip Svetz REVOC TRUST
DTD 6-21-93
8262 Cedar Landing Ct.
Alexandria, VA  22306-3237

Nations Equity Income Fund

Investor C Shares

Dean Witter Reynolds Cust for                               7.20%
Dale Morris
IRA Standard Dated 6/14/93
818 19th Avenue South
Nashville, TN 37203-3202

Phillip P. Brown and                                        6.35%
Sue N. Brown, JTWROS
518 Park Center Drive
Nashville, TN 37205

Nations Government Securities Fund

Investor A Shares

Southside Bank TTEE                                         19.57%
East Texas Regional
Health Facilities Trust
U/A DTD 10/20/89
Tyler, TX  75711

Dodson Brothers                                             11.66%
Exterminating Co. Inc.
Attn:  H.P. Dawson
P.O. Box 10249
Lynchburg, VA 24506

Investor C Shares

Dean Witter Reynolds
CUST FOR Gene H. Sloan
IRA Standard Dated 06/141
412 Lillard Road
Murfreesboro, TN 37130-3130



Nations International Equity Fund

Investor C Shares

Janet C. Howard &                                           18.97%
Dr. Mark Clark for The Tidewater
  Heart Specialists
Profit Sharing Plan DTD 1/1/94
2112-B Hartford Road
Hampton, VA 23666

Nations Securities Margin Acct. FBO
Diana Rhodes                                                14.97%
3980 Ridgeway
San Antonio, TX 78259-1756

      As of January 24, 1996, NationsBank and its affiliates owned of record more than 25% of the outstanding shares of the Company acting as agent, fiduciary, or custodian for its customers and may be deemed a controlling person of the Company under the 1940 Act.


                      SUITABILITY OF NATIONS TREASURY FUND
                      FOR INVESTMENT BY MUNICIPAL INVESTORS

      The Public Funds Investments Act (the "Act"), enacted by the Texas legislature in 1987, as amended on June 14, 1989, and effective on August 28, 1989, permits Texas municipalities and certain other similar entities that hold public funds to invest in certain types of financial instruments. These entities include an incorporated city or town, a county, a public school district, a district or authority created under Article III, Section 52(b) (i) or (2), or
Article XVI, Section 59 of the Texas Constitution, an institution of higher education as defined by Section 61.003 of the Texas Education Code, a hospital district, a fresh water supply district, or any nonprofit corporation or public funds investment pool created under Chapter 791, Texas Government Code, acting on behalf of any of such entities (the "Entities"). The Act permits Entities to invest in U.S. Treasury securities, certain repurchase agreements related thereto, and in certain mutual funds that invest in such securities. Special counsel to the Company with respect to the Treasury Fund has rendered an opinion to the effect that, assuming that an Entity complies with applicable law, and that limitations in the Act with respect to the amount of funds in the control of the Entity that can be invested in the Company are met, the Entity may invest in the Treasury Fund of the Company when duly authorized by its governing body.

                                   SCHEDULE A

                             DESCRIPTION OF RATINGS

      The following summarizes the highest six ratings used by Standard & Poor's Corporation ("S&P") for corporate and municipal bonds. The first four ratings denote investment grade securities.

             AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

             AA - Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

             A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

             BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

             BB, B - Bonds rated BB and B are regarded, on balance as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents the lowest degree of speculation and B a higher degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

      To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

      The following summarizes the highest six ratings used by Moody's Investors Service, Inc. ("Moody's") for corporate and municipal bonds. The first four denote investment grade securities.

             Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

             Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

             A - Bonds that are rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

             Baa - Bonds that are rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

             Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be as well assured. Often the protection of interest and principal payments may be very moderate and thereby not as well safeguarded during both good times and bad times over the future. Uncertainty of position characterizes bonds in this class.

             B - Bond which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Moody's applies numerical modifiers (1, 2 and 3) with respect to corporate bonds rated Aa through B. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aal, A1 or Baal, respectively.

      The following summarizes the highest four ratings used by Duff & Phelps Credit Rating Co. ("D&P") for bonds, each of which denotes that the securities are investment grade.

             AAA - Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

             AA - Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

             A - Bonds that are rated A have protection factors which are average but adequate. However risk factors are more variable and greater in periods of economic stress.

             BBB - Bonds that are rated BBB have below average protection factors but still are considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

         To provide more detailed indications of credit quality, the AA, A and BBB ratings may modified by the addition of a plus or minus sign to show relative standing within these major categories.

      The following summarizes the highest four ratings used by Fitch Investors Service, Inc. ("Fitch") for bonds, each of which denotes that the securities are investment grade:

             AAA - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

             AA - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

             A - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

             BBB - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

      To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

      The following summarizes the two highest ratings used by Moody's for short-term municipal notes and variable rate demand obligations:

      MIG-1/VMIG-1--Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

      MIG-2/VMIG-2 -- Obligations bearing these designations are of high quality, with ample margins of protection although not so large as in the preceding group.

      The following summarizes the two highest ratings used by S&P for short-term municipal notes:

      SP-1 - Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

      SP-2 - Satisfactory capacity to pay principal and interest.

      The three highest rating categories of D&P for short-term debt, each of which denotes that the securities are investment grade, are Duff 1, Duff 2, and Duff 3. D&P employs three designations, Duff 1+, Duff 1 and Duff 1-, within the highest rating category. Duff 1 + indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. Duff 1 indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. Duff 2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. Duff 3 indicates satisfactory liquidity and other protection factors which qualify the issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

      The following summarizes the three highest rating categories used by Fitch for short-term obligations each of which denotes that the securities are investment grade:

      F-1 + securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

      F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

      F-2 securities possess good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned the F-1 + and F-1 ratings.

      Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

      The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime1 (or related supporting institutions) are considered to have a superior capacity for repayment of senior short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but, to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

      D&P uses the short-term ratings described above for commercial paper.

      Fitch uses the short-term ratings described above for commercial paper.

      Thomson BankWatch, Inc. ("BankWatch") ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries. BankWatch ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

      BankWatch long-term ratings apply to specific issues of long-term debt and preferred stock. The long-term ratings specifically assess the likelihood of untimely payment of principal or interest over the term to maturity of the rated instrument. The following is the four investment grade ratings used by BankWatch for long-term debt:

             AAA - The highest category; indicates ability to repay principal and interest on a timely basis is very high.

             AA - The second highest category; indicates a superior ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

             A - The third highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

             BBB - The lowest investment grade category; indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings. The BankWatch short-term ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned.

      The BankWatch short-term ratings specifically assess the likelihood of an untimely payment of principal or interest.

             TBW-1 The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

             TBW-2 The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

             TBW-3 The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

             TBW-4 The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

      The following summarizes the three highest long-term debt ratings used by IBCA Limited and its affiliate, IBCA Inc. (collectively "IBCA"):

             AAA - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

              AA - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

             A - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

      The following summarizes the three highest short-term debt ratings used by
IBCA:

             A1 + Obligations supported by the highest capacity for timely repayment and possessing a particularly strong credit future.

             A1 Obligations supported by the highest capacity for timely repayment.

             A2 Obligations supported by a good capacity for timely repayment.

B-9
dc14452
                                   SCHEDULE B

                        ADDITIONAL INFORMATION CONCERNING
                                OPTIONS & FUTURES


      As stated in the Prospectus, each Non-Money Market Fund, may enter into futures contracts and options for hedging purposes. Such transactions are described in this Schedule. During the current fiscal year, each of these Funds intends to limit its transactions in futures contracts and options so that not more than 5% of the Fund's net assets are at risk. Furthermore, in no event would any Fund purchase or sell futures contracts, or related options thereon, for hedging purposes if, immediately thereafter, the aggregate initial margin that is required to be posted by the Fund under the rules of the exchange on which the futures contract (or futures option) is traded, plus any premiums paid by the Fund on its open futures options positions, exceeds 5% of the Fund's total assets, after taking into account any unrealized profits and unrealized losses on the Fund's open contracts and excluding the amount that a futures option is "in-the-money" at the time of purchase. (An option to buy a futures contract is "in-the-money" if the value of the contract that is subject to the option exceeds the exercise price; an option to sell a futures contract is "in-the-money" if the exercise Price exceeds the value of the contract that is subject of the option.)

I.     Interest Rate Futures Contracts.

      Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures market have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Fund may use interest rate futures as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

      A Fund presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Fund, through using futures contracts.

      Description of Interest Rates Futures Contracts. An interest rate futures contract sale would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

      Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by the Fund's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

      Interest rate futures contracts are traded in an auction environment on the floors of several exchanges principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. A Fund would deal only in standardized contracts on recognized changes. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

      A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury Bonds and Notes; Government National Mortgage Association ("GNMA") modified pass-through mortgage-backed securities; three-month United States Treasury Bills; and ninety-day commercial paper. The Funds may trade in any futures contract for which there exists a public market, including, without limitation, the foregoing instruments.

      Examples of Futures Contract Sale. A Fund would engage in an interest rate futures contract sale to maintain the income advantage from continued holding of a long-term bond while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security in a Fund tends to move in concert with the futures market prices of long-term United States Treasury bonds ("Treasury Bonds"). The Adviser wishes to fix the current market value of this portfolio security until some point in the future. Assume the portfolio security has a market value of 100, and the Adviser believes that, because of an anticipated rise in interest rates, the value will decline to 95. The Fund might enter into futures contract sales of Treasury bonds for an equivalent of 98. If the market value of the portfolio securities does indeed decline from 100 to 95, the equivalent futures market price for the Treasury bonds might also decline from 98 to 93.

      In that case, the five-point loss in the market value of the portfolio security would be offset by the five-point gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might well decline to more than 93 or to less than 93 because of the imperfect correlation between cash and futures prices mentioned below.

      The Adviser could be wrong in its forecast of interest rates and the equivalent futures market price could rise above 98. In this case, the market value of the portfolio securities, including the portfolio security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

      If interest rate levels did not change, the Fund in the above example might incur a loss of 2 points (which might be reduced by an offsetting transaction prior to the settlement date). In each transaction, transaction expenses would also be incurred.

      Examples of Future Contract Purchase. A Fund would engage in an interest rate futures contract purchase when it is not fully invested in long-term bonds but wishes to defer for a time the purchase of long-term bonds in light of the availability of advantageous interim investments, e.g., shorter-term securities whose yields are greater than those available on long-term bonds. The Fund's basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of an expected increase in market price of the long-term bonds that the Fund may purchase.

      For example, assume that the market price of a long-term bond that the Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. The Adviser wishes to fix the current market price (and thus 10% yield) of the long-term bond until the time (four months away in this example) when it may purchase the bond. Assume the long-term bond has a market price of 100, and the Adviser believes that, because of an anticipated fall in interest rates, the price will have risen to 105 (and the yield will have dropped to about 9-1/2%) in four months. The Fund might enter into futures contracts purchases of Treasury bonds for an equivalent price of
98. At the same time, the Fund would assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term bond at an assumed market price of 100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from 100 to 105, the equivalent futures market price for Treasury bonds might also rise from 98 to 103. In that case, the 5-point increase in the price that the Fund pays for the long-term bond would be offset by the 5-point gain realized by closing out the futures contract Purchase.


      The Adviser could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%; and the equivalent futures market price could fall below 98. If short-term rates at the same time fall to 10% or below, it is possible that the Fund would continue with its purchase program for long-term bonds. The market price of available long-term bonds would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.


      If, however, short-term rates remained above available long-term rates, it is possible that the Fund would discontinue its purchase program for long-term bonds. The yield on short-term securities in the portfolio, including those originally in the pool assigned to the particular long-term bond, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase.

      In each transaction, expenses also would be incurred.

II.       Index Futures Contracts.

      A stock or bond index assigns relative values to the stocks or bonds included in the index, and the index fluctuates with changes in the market values of the stocks or bonds included. Some stock index futures contracts are based on broad market indices, such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index. In contract, certain exchanges offer futures contracts on narrower market indices, such as the Standard & Poor's 100, the Bond Buyer Municipal Bond Index, an index composed of 40 term revenue and general obligation bonds, or indices based on an industry or market segment, such as oil and gas stocks. Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

      A Fund will sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. The Fund may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Fund will purchase index futures contracts in anticipation of purchases of securities. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

      In addition, a Fund may utilize index futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that a Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. A Fund also may sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the portfolio will decline prior to the time of sale.

      The following are examples of transactions in stock index futures (net of commissions and premiums, if any).
                                      B-3

                   ANTICIPATORY PURCHASE HEDGE: Buy the Future
                Hedge Objection Protect Against Increasing Price

              Portfolio                                                Futures
                                                              -Day Hedge is Placed

Anticipate Buying $62,500                                              Buying 1 Index Futures at 125
     Equity Portfolio                                                  Value of Futures = $62,500/
                                                                       Contract

                                                              -Day Hedge is Lifted-

Buy Equity Portfolio with                                              Sell 1 Index Futures at 130
     Actual Cost = $65,000                                             Value of Futures = $65,000/
     Increase in Purchase                                                       Contract
Price = $2,500                                                         Gain on Futures = $2,500


                HEDGING A STOCK PORTFOLIO: Sell the Future Hedge
          Objective Protect Against Declining (Value of the Portfolio)

Factors

Value of Stock Portfolio = $1,000,000
Value of Futures  Contract = 125 x $500 = $62,500
Portfolio Beta Relative to the Index - 1 0


              Portfolio                                                Futures

                                                              -Day Hedge is Placed

Anticipate Selling $1,000,000                                          Sell 16 Index Futures at 125
     Equity Portfolio                                                  Value of Futures = $1,000,000

                                                              -Day Hedge is Lifted-

Equity Portfolio-Own                                                   Buy 16 Index Futures at 120
     Stock with Value = $960,000                                       Value of Futures = $960,000
     Loss in Portfolio                                                 Gain on Futures = $40,000
       Value = $40 000

      If, however, the market moved in the opposite direction, that is, market value decreased and the Fund had entered into an anticipatory purchase hedge, or market value increased and the Fund had hedged its stock portfolio, the results of the Fund's transactions in stock index futures would be as set forth below.

                   ANTICIPATORY PURCHASE HEDGE: Buy the Future
                Hedge Objection: Protect Against Increasing Price

              Portfolio                                                Futures
                                                              -Day Hedge is Placed

Anticipate Buying $62,500                                              Buying 1 Index Futures at 125
     Equity Portfolio                                                  Value of Futures = $62,500/
                                                                       Contract

                                                              -Day Hedge is Lifted-

Buy Equity Portfolio with                                              Sell 1 Index Futures at 120
     Actual Cost = $60,000                                             Value of Futures = $60,000/Contract
     Decrease in Purchase                                              Loss on Futures = $2,500
        Price = $2,500                                                     Contract


                   HEDGING A STOCK PORTFOLIO: Sell the Future
                   Hedge Objective: Protect Against Declining
                             Value of the Portfolio

Factors

Value of Stock Portfolio = $1,000,000
  Value of Futures  Contract = 125 x $500 = $62,500
  Portfolio Beta Relative to the Index - 1 0

              Portfolio                                                Futures

                                                              -Day Hedge is Placed

Anticipate Selling $1,000,000                                          Sell 16 Index Futures at 125
     Equity Portfolio                                                  Value of Futures = $1,000,000

                                                              -Day Hedge is Lifted-

Equity  Portfolio-Own                                                  Buy 16 Index Futures at 130
     Stock with Value = $1,040,000                                     Value of Futures = $1,040,000
     Gain in Portfolio = $40,000                                       Loss of Futures =  $40,000
       Value = $40 000

III.   Margin Payments

      Unlike when a Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with the Fund's Custodian an amount of cash or cash equivalents, the value, of which may vary but is generally equal to 10% or less of the value of the contract. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all
contractual  obligations  have  been  satisfied.   Subsequent
payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying security or index fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking to the market. For example, when a Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Fund has purchased a futures contract and the price of the futures contract has declined in response to a decrease in the underlying instruments, the position would be less valuable, the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

IV.    Risks of Transactions in Futures Contracts

      There are several risks in connection with the use of futures by a Fund as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the future and movements in the price of the securities which are the subject of the hedge. The price of the future may move more than or less than the price of the securities being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at ail. If the price of the securities being hedged has moved in a favorable direction, this advance will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, the Fund involved will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge.

      To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the future, or if otherwise deemed to be appropriate by the Adviser. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Adviser. It also is possible that, where a Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance, and the value of securities held by the Fund may decline. If this occurred, the Fund would lose money on the future and also experience a decline in value in its portfolio securities.

      Where futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

      In instances involving the purchase of futures contracts by a Fund, an amount of cash and cash equivalents, equal to the market value of the futures contracts, will be deposited in a segregated account with the Fund's Custodian and/or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

      In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of Price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Adviser still may not result in a successful hedging transaction over a short time frame.

      Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

      Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions.

      Successful use of futures by a Fund also is subject to the Adviser's ability to predict correctly movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

V.     Options on Futures Contracts.

      The Funds may purchase options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

      Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). Although permitted by their fundamental investment policies, the Funds do not currently intend to write future options, and will not do so in the future absent any necessary regulatory approvals.

      Accounting and Tax Treatment.

      Accounting for futures contracts and options will be in accordance with generally accepted accounting principles.

      Generally, futures contracts and options on futures contracts held by a Fund at the close of the Fund's taxable year will be treated for Federal income tax purposes as sold for their fair market value on the last business day of such year, a process known as "marking-to-market." Forty percent (40%) of any gains or loss resulting from such constructive sale will be treated as short-term capital gain or loss and sixty percent (60%) of such gain or loss will be treated as long-term capital gain or loss without regard to the length of time the Fund holds the futures contract or option (the "40%-60% rule"). The amount of any capital gain or loss actually realized by a Fund in a subsequent sale or other disposition of those futures contracts will be adjusted to reflect any capital gain or loss taken into account by the Fund in a prior year as a result of the constructive sale of the contracts and options. With respect to futures contracts to sell or options which will be regarded as parts of a "mixed straddle" because their values fluctuate inversely to the values of specific securities held by the Fund, losses as to such contracts to sell or options will be subject to certain loss deferral rules which limit the amount of loss currently deductible on either part of the straddle to the amount thereof which exceeds the unrecognized gain (if any) with respect to the other part of the straddle, and to certain wash sales regulations. Under short sales rules, which also will be applicable, the holding period of the securities forming part of the straddle will (if they have not been held for the long-term holding period) be deemed not to begin prior to termination of the straddle. With respect to certain futures contracts and options, deductions for interest and carrying charges will not be allowed. Notwithstanding the rules described above, with respect to futures contracts to sell which are properly identified as such and certain options, a Fund may make an election which will except (in whole or in part) those identified futures contracts or options from being treated for Federal income tax purposes as sold on the last business day of the Fund's taxable year, but gains and losses will be subject to such short sales, wash sales, loss deferral rules and the requirement to capitalize interest and carrying charges. Under temporary regulations, a Fund would be allowed (in lieu of the foregoing) to elect to either (1) offset gains or losses from portions which are part of a mixed straddle by separately identifying each mixed straddle to which such treatment applies, or (2) establish a mixed straddle account for which gains and losses would be recognized and offset on a periodic basis during the taxable year. Under either election, the 40%-60% rule will apply to the net gain or loss attributable to the futures contracts, but in the case of a mixed straddle account election, not more than 50% of any net gain may be treated as long-term and not more than 40% of any net loss may be treated as short-term.

      Certain foreign currency contracts entered into by a Fund may be subject to the "marking-to-market" process and the 40%-60% rule in a manner similar to that described in the preceding paragraph for futures contracts and options on futures contracts. To receive such Federal income tax treatment, a foreign currency contract must meet the following conditions: (1) the contract must require delivery of a foreign currency of a type in which regulated futures contracts are traded or upon which the settlement value of the contract depends;
(2) the contract must be entered into at arm's length at a price determined by reference to the price in the interbank market; and (3) the contract must be traded in the interbank market. The Treasury Department has broad authority to issue regulations under the provisions respecting foreign currency contracts. Other foreign currency contracts entered into by a Fund may result in the creation of one or more straddles for Federal income tax purposes, in which case certain loss deferral, short sales, and wash sales rules and the requirement to capitalize interest and carrying charges may apply.

      As described more fully in the section of the SAI entitled "Additional Information Concerning Taxes," in order to qualify as a regulated investment company under the Code a Fund must derive less than 30% of its gross income from investments held for less than three months. With respect to futures contracts and other financial instruments subject to the marking-to-market rules, the Internal Revenue Service has ruled in private letter rulings that a gain realized from such a futures contract or financial instrument will be treated as being derived from a security held for three months or more (regardless of the actual period for which the contract or instrument is held) if the gain B-8

arises as a result of a constructive sale under the marking-to-market rules, and will be treated as being derived from a security held for less than three months only if the contract or instrument is terminated (or transferred) during taxable year (other than by reason of marking-to-market) and less than three months have elapsed between the date the contract or instrument is acquired and the termination date. In determining whether the 30% test is met for a taxable year, increases and decreases in the value of each Fund's futures contracts and other investments that qualify as part of a "designated hedge," as defined in the Code, may be netted.

C-1
dc14452


                                   SCHEDULE C

                        ADDITIONAL INFORMATION CONCERNING
                           MORTGAGE-BACKED SECURITIES


Mortgage-Backed Securities

      Mortgage-backed securities represent an ownership interest in a pool of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. The mortgagor's monthly payments to his/her lending institution are "passed-through" to an investor. Most issuers or poolers provide guarantees of payments, regardless of whether or not the mortgagor actually makes the payment. The guarantees made by issuers or poolers are supported by various forms of credit collateral, guarantees or insurance, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private issuers or poolers can meet their obligations under the policies. Mortgage-backed securities issued by private issuers or poolers, whether or not such securities are subject to guarantees, may entail greater risk than securities directly or indirectly guaranteed by the U.S. Government.

      Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid. Additional payments are caused by repayments resulting from the sale of the underlying residential property, refinancing or foreclosure net of fees or costs which may be incurred. Some mortgage-backed securities are described as "modified pass-through." These securities entitle the holders to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make the payments.

      Residential mortgage loans are pooled by the Federal Home Loan Mortgage Corporation (FHLMC). FHLMC is a corporate instrumentality of the U.S. Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PC's"), which represent interests in mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal.

      The Federal National Mortgage Association (FNMA) is a Government sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases residential mortgages from a list of approved sellers/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA.

      The principal Government guarantor of mortgage-backed securities is the Government National Mortgage Association (GNMA). GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by approved institutions and backed by pools of FHA-insured or VA-guaranteed mortgages.

      Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Pools created by such non-governmental issuers generally offer a higher rate of interest than Government and Government-related pools because there are no direct or indirect Government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. The insurance and guarantees are issued by Governmental entities, private insurers, and the mortgage poolers. There can be no assurance that the private insurers or mortgage poolers can meet their obligations under the policies.

      The Fund expects that Governmental or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payment may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage-backed securities are developed and offered to investors, certain Funds will, consistent with their investment objective and policies, consider making investments in such new types of securities.

Underlying Mortgages

      Pools consist of whole mortgage loans or participations in loans. The majority of these loans are made to purchasers of 1-4 family homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate, fixed-term mortgages, a Fund may purchase pools of variable rate mortgages
(VRM), growing equity mortgages (GEM), graduated payment mortgages (GPM) and other types where the principal and interest payment procedures vary. VRM's are mortgages which reset the mortgage's interest rate periodically with changes in open market interest rates. To the extent that the Fund is actually invested in VRM's, the Fund's interest income will vary with changes in the applicable interest rate on pools of VRM's. GPM and GEM pools maintain constant interest rates, with varying levels of principal repayment over the life of the mortgage. These different interest and principal payment procedures should not impact the Fund's net asset value since the prices at which these securities are valued will reflect the payment procedures.

      All poolers apply standards for qualification to local lending institutions which originate mortgages for the pools. Poolers also establish credit standards and underwriting criteria for individual mortgages included in the pools. In addition, some mortgages included in pools are insured through private mortgage insurance companies.

Average Life

      The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage, and other social and demographic conditions.

      As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. For pools of fixed-rated 30-year mortgages, common industry practice is to assume that prepayments will result in a 12-year average life. Pools of mortgages with other maturities or different characteristics will have varying assumptions for average life.

Returns on Mortgage-Backed Securities

      Yields on mortgage-backed pass-through securities are typically quoted based on the maturity of the underlying instruments and the associated average life assumption. Actual prepayment experience may cause the yield to differ from the assumed average life yield.

      Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yields of the Fund. The compounding effect from reinvestments of monthly payments received by the Fund will increase its yield to shareholders, compared to bonds that pay interest semi-annually.

NATIONS
-------
     FUND









                                        ANNUAL
   NATIONS PRIME FUND
                                        For the Year Ended May 31, 1995
NATIONS TREASURY FUND
                                        REPORT
       NATIONS EQUITY
          INCOME FUND

   NATIONS GOVERNMENT
      SECURITIES FUND

NATIONS INTERNATIONAL
          EQUITY FUND

-------------------------------------------------------------------------------
NATIONS FUND AND OTHER MUTUAL FUNDS ARE NOT FDIC INSURED AND ARE NOT OBLIGATIONS OF, ENDORSED BY, DEPOSITS IN, OR GUARANTEED BY NATIONSBANK, N.A. (CAROLINAS) ("NATIONSBANK") OR ANY OF ITS AFFILIATES. INVESTMENTS IN MUTUAL FUNDS AND OTHER INVESTMENT PRODUCTS INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.

NATIONS FUND DISTRIBUTOR: STEPHENS INC. STEPHENS INC., WHICH IS NOT AFFILIATED WITH NATIONSBANK, IS NOT A BANK AND SECURITIES OFFERED BY IT ARE NOT GUARANTEED BY ANY BANK OR INSURED BY THE FDIC. STEPHENS INC., MEMBER NYSE-SIPC.

NATIONS FUND INVESTMENT ADVISER: NATIONSBANK
-------------------------------------------------------------------------------

NATIONS FUND, INC.

DEAR SHAREHOLDER:

We are pleased to present the annual fiscal results for Nations Fund, Inc. for the year ended May 31, 1995. During this fiscal year, the assets in the Nations Fund family of funds continued to grow, recently surpassing the $16 billion level. We are pleased with this growth and feel it is only appropriate to thank our shareholders for placing their confidence in our portfolios.

FINANCIAL MARKETS SUMMARY

The complexion of financial markets can change rapidly in today's investment world. Through the second half of 1994, the stock and bond markets struggled with a variety of tough financial issues. However, as the new year unfolded, investors suddenly discovered a near-ideal world for the investment of financial assets. As we look forward to the remainder of 1995 and begin to anticipate 1996, it is important to draw some lessons from the past twelve months. It is interesting to note that most of the lessons derived from last year's activity are not new. Past economic and credit cycles have presented investors with similar opportunities and pitfalls as we discuss below.

As a result of the rise in interest rates in the summer and fall of 1994, many investors learned painful lessons in financial speculation. Examples include the significant losses in hedge funds, the Orange County, California bankruptcy filing, and the demise of United Kingdom-based Barings Securities Plc. All three situations produced serious losses for those who chose to reach for additional return without paying proper attention to risk. Many of these losses could be directly attributed to the speculative use of derivative securities.

The term "derivative" is used to describe a wide range and variety of financial instruments. Derivatives include any security whose performance is linked to the behavior of another security or market index. Traditional derivatives include exchange-traded options and futures contracts. While derivative securities inherently are neither good nor bad, they can be used in ways that lead to greater losses, as seen in the case of Orange County and Barings Securities Plc. Derivatives, however, can be effectively used.

Perhaps this lesson taught us something even more important -- that our financial system is sound. While these episodes initially created great discomfort, our capital markets proved they could absorb the blows.

Late in 1994, the devaluation of the Mexican peso introduced another element of uncertainty into the financial markets. Although the decline in Mexican stock prices was dramatic and the financial pain in Mexico continues to be real, our financial markets and institutions were able to withstand the crisis. In addition, the problem in Mexico helped to drive a great deal of excess out of the emerging markets sector, which helped to adjust stock prices to more realistic levels and create a more favorable environment for foreign investment.

The U.S. economy experienced strong growth in 1994 with little in the way of inflationary pressure. Throughout 1994, and into early 1995, the Federal Reserve Board repeatedly raised short-term interest rates in order to control inflation. As we prepare to move into the second half of 1995, we can see that this policy has clearly produced positive results for investors. Slow economic growth and low inflation are ideal conditions for maximizing the potential of your financial assets.

Those investors who had the courage to resist doing the wrong thing at the wrong time earlier in the year are in the best position to reap the benefits of the present environment. At various points in 1994, many investors were tempted to sell financial assets because they believed that the economy might overheat or that inflation might suddenly accelerate. However, a sound investment strategy requires a steady hand and a long-term perspective. By early 1995, the benefits of patience and conviction were already being reflected in the performance of many stock and bond portfolios.

FINANCIAL OUTLOOK

We expect the investment environment to remain positive over the next twelve months. The economy, in our view, will continue to slow. However, continued corporate investment in productivity and technology, combined with modest consumer spending, should produce a pattern of moderate economic growth. As we speculate on events yet to take place in Washington, we see a major shift toward downsizing in government, which should be received favorably by the financial markets.

Unquestionably, we will experience setbacks in stock and bond prices. Volatility, after all, is an essential component of any financial market. However, investors who shun speculation, believe in the soundness of our financial system, build diversified investment portfolios and act with conviction on their long-term beliefs may be well positioned to reap potential market rewards. It is our belief that an investment philosophy built on these principles should serve us well in the years to come. We remain committed to meeting the investment challenges that lie ahead.

WHAT SHOULD STOCK MUTUAL FUND INVESTORS CONSIDER DOING?

While we are not in a position to recommend specific steps that an individual investor should take, the following represent general information and investment strategies that stock mutual fund investors may want to consider. Remember, specific investment recommendations should always be based on an analysis of your individual financial goals, tolerance for risk, and investment time frame. Your investment representative can best help you develop a strategy reflecting your needs and goals.

DIVERSIFY YOUR INVESTMENT PORTFOLIO. A well-diversified investment portfolio can help establish a level of risk and potential reward in line with your investment time frame and goals. To do so, you should allocate assets among stock, bond and money market investments.

MAINTAIN A LONG-TERM PERSPECTIVE. While stock prices may rise and fall over the short term, stocks historically have offered the greatest potential for long-term gains among the traditional investment classes.

As the chart below shows, since 1926, a period which includes the Great Depression, wars and recessions, stocks have historically outperformed all other types of financial assets.




                                   [CHART]




SMALL COMPANY STOCKS: Small company stocks are units of ownership of publicly traded corporations, generally with a market capitalization of $50 million to $1.5 billion as measured by the total value of outstanding stock.

COMMON STOCKS: Common stocks are units of ownership of a public corporation. Prices fluctuate with market conditions and there is no guaranteed rate of return. Performance of common stocks is measured by the S&P 500 Index, a weighted index which measures the aggregate change in the market value of 400 industrial, 60 transportation and utility company stocks and 40 financial issues. The S&P 500 Index is an unmanaged index.

LONG-TERM CORPORATE BONDS: Long-term corporate bonds are debt instruments issued by public and private corporations. They are usually taxable and typically have a par value of $1,000.

LONG-TERM GOVERNMENT BONDS: Long-term government bonds are debt securities issued or guaranteed by the U.S. government, its agencies and instrumentalities and backed by its full faith and credit. They offer stable principal value if held to maturity. Long-term bonds have maturities of ten years or longer. While long-term government bonds offer fixed rates of return, their prices will fluctuate with market conditions.

TREASURY BILLS: U.S. Treasury bills are also debt securities issued by the U.S. government and backed by its full faith and credit. U.S. Treasury bills offer stable principal value if held to maturity which is one-year or less. While U.S. Treasury bills offer fixed rates of return, their prices will fluctuate with market conditions.

INFLATION: Inflation is the rise in the prices of goods and services that takes place when spending increases relative to the supply of goods and services on the market. Inflation is measured by the Consumer Price Index (CPI), which is also known as the Cost of Living Index and is determined by the U.S. Bureau of Labor Statistics.

*Source: STOCKS, BONDS, BILLS AND INFLATION 1995 YEARBOOK(TM), Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved.

This chart represents historical performance. It is intended for illustrative purposes only and is not intended to be representative of the past or future performance of any particular investment. Performance of investments in each of these types of securities may differ for future periods and will vary with market conditions.

CONSIDER A SYSTEMATIC INVESTMENT STRATEGY. Investing regularly through a method called "dollar cost averaging" involves investing a consistent dollar amount at regular intervals. Using this method, you will buy fewer shares when prices are high and more shares when prices are low. As a long-term investment strategy, dollar cost averaging may help you average down the overall cost of your shares over time. Please note that while a program of regular investing can help reduce risk, it cannot assure a profit or protect against a loss in a declining market. Since such a program involves continuous investment regardless of fluctuating share values, investors should consider their financial ability to continue the program through periods of low share prices.

CONSULT AN INVESTMENT REPRESENTATIVE. A professional investment representative can help you to develop a long-term investment strategy that reflects your goals, time frame and tolerance for risk. He or she is available to provide information on allocating investment assets, or answer questions about specific investments.

There are many factors that will affect a stock's share price -- from changes in supply and demand for a particular company's products or services, to overall economic and financial market conditions.

When held for long periods of time -- five years or more -- stock market investments will generally experience a series of ups and downs. In determining the level of investment risk you are comfortable with, there are several key points to consider:

- Stocks can be unpredictable. Stock market investments are generally not suitable for pursuing your short-term investment goals. It is rare that an investor would be in a position to buy and sell a particular stock in a short period of time and make a substantial profit.

- Invest for the long term. The longer your investment time frame, the better your chances are of weathering stock market downturns.

- Avoid placing all of your eggs in one basket. Spread your investment dollars among several different stock market investments or among different types of securities to seek to reduce the risk of principal loss should a particular investment perform poorly.

WHAT SHOULD BOND MUTUAL FUND INVESTORS CONSIDER DOING?

Again, while we are not in a position to recommend specific steps that an individual investor should take, the following represent general information and investment strategies that bond mutual fund investors may want to consider. Remember, specific investment recommendations should always be based on an analysis of your individual financial goals, tolerance for risk, and investment time frame. Your investment representative can best help you develop a strategy reflecting your needs and goals.

Bond funds offer the potential to receive regular dividend income -- usually on a monthly basis. Like stocks, bond prices may fluctuate as market conditions and interest rates change. The highest yields are generally found in funds that invest in long-term bonds or in lower quality bonds where share prices tend to fluctuate more. High quality short-term bonds generally offer the least price fluctuation.

HOW INTEREST RATES AFFECT BONDS. As market interest rates fall, bond prices rise. As market interest rates rise, bond prices fall. One type of risk that bond investors face is that the price of a bond will decline in a rising interest rate environment. For instance, an investor holding a U.S. Treasury bond earning 7% annually may have difficulty selling that bond in a rising interest rate environment. A 7% bond becomes less attractive when newly issued bonds offering 8% annually can be purchased.

Longer-term bonds are more sensitive to interest rate changes than short- or intermediate-term bonds. The longer the time period until your investment matures, the more price fluctuation the investment may incur. Many investors choose to invest in short- or intermediate-term bonds to seek to reduce interest rate risk.

HOW TAXES AFFECT BOND RETURNS. Municipal bonds provide investors the option to earn a portion of their bond returns through tax-exempt coupon payments. Unlike other bond coupons, which would be subject to federal, state and perhaps local income taxes, the coupons paid by municipal bonds are exempt from some or all of these taxes. While investors could earn taxable gains or losses on the price change due to interest rate changes on their municipal bonds, the exempt feature of the income stream is of considerable benefit to many investors. Investors should consider the potential federal and state tax advantages of municipal bond mutual funds when assessing their overall investment portfolio needs. Nations Fund offers 19 different municipal bond funds to serve a variety of taxpayer needs.

INTEREST RATE PROTECTION THROUGH PORTFOLIO LADDERING.1 Portfolio laddering is the process of investing in securities with different maturity dates to seek to reduce a portfolio's overall price fluctuation and provide protection regardless of the direction of interest rate movements. To build a portfolio ladder, investments can be divided among bond mutual funds with short-, intermediate- and long-term maturities. The exact mix will depend upon your investment objectives and the current interest rate environment. Nations Fund offers a comprehensive selection of fixed-income investment portfolios for this purpose.

UNDERSTANDING CREDIT RISK. One of the difficulties many investors face in selecting individual bonds is judging credit quality. Bond ratings are based on the bond issuer's ability to make interest payments and to repay the loan. Ratings are typically determined by one or more highly-regarded rating services such as Moody's Investor Service, Inc. or Standard & Poor's Corporation. While bond ratings are based on in-depth research and analysis, and careful examination of the issuer's financial situation, they are not a guarantee of repayment of the loan at maturity.

MUTUAL FUNDS PROVIDE ACCESS TO IN-DEPTH CREDIT RESEARCH AND ANALYSIS. The selection of quality bonds for your portfolio is dependent upon in-depth research and credit analysis. For most investors, this can be difficult and time consuming. Mutual funds offer the advantage of professional research, analysis and portfolio management. Experienced investment managers are dedicated to selecting appropriate investments and managing portfolios to pursue specific investment goals.

THE NATIONS FUND ADVANTAGE

A family of mutual funds provides investors with a number of advantages, including the ability to shift investment assets among funds as your financial objectives or market conditions change.2 Nations Fund provides a broad array of professionally managed stock, bond and money market mutual funds advised by NationsBank, N.A. (Carolinas). The Nations Fund family of mutual funds was designed to accommodate a wide variety of investment objectives across the risk/reward spectrum.

For specific information on allocating assets to more closely target your investment objectives, contact your investment representative. He or she can provide additional information, including fund prospectuses. Prospectuses contain more complete information on the funds, including charges and expenses. Always read a fund's prospectus carefully before investing or sending money.

We hope this information proves valuable in the development of your investment strategy. We look forward to helping you pursue your investment goals.

Sincerely,


/s/ A. Wax Walker
------------------

A. Max Walker
President and Chairman
of the Board

May 31, 1995

1Portfolio laddering does not reduce market risk and the principal and yield of investment securities will fluctuate with changes in market conditions.

2Exchange privileges may be amended with 60-days written notice from the Fund.

           EFFECTIVE ASSET ALLOCATION THROUGH THE NATIONS FUND FAMILY

Nations Fund portfolios span the risk/reward spectrum providing investors with the ability to pursue a wide range of objectives within a single fund family. Stock, bond and money market portfolios allow investors to pursue short-, intermediate-, and long-term investment goals ranging from preservation of principal to capital accumulation*.






                                   [CHART]






 * Mutual fund investment returns will fluctuate with market conditions so that shares, when redeemed, may be worth more or less than original cost. Money market instruments are neither insured nor guaranteed by the U.S. government. While money market funds strive to maintain a constant $1.00 per share, there can be no assurance that the funds will be able to maintain a stable net asset value.

** Trust classes only.

NATIONS FUND
A PORTFOLIO FOR EVERY INVESTOR

Since 1874, NationsBank, investment adviser to the Nations Fund family of mutual funds, has built its success upon a long-standing commitment of quality service to customers. Conditions change rapidly in the financial world, but the requirements for sustained success remain constant: quality products and services; a responsible investment philosophy; and a wealth of knowledge and resources.

These characteristics are the guiding principles behind a family of mutual funds with you, the Nations Fund investor, in mind. All of the funds are advised by and made available through NationsBank, which, with its affiliates, has more than $171 billion in assets, over seven million clients, and one of the country's largest branch systems.

As investment adviser, NationsBank provides professional management of your money which parallels the approach that has established NationsBank and its affiliates as leaders in trust and institutional investment services, currently managing over $57 billion.

A responsible investment approach guides every decision within the Nations Fund family, whether the goal is based on long-term growth or current income. These decisions are backed by substantial professional resources consisting of experienced equity and fixed income analysts, researchers and portfolio managers.

There are currently 39 funds in the Nations Fund family, with assets totaling over $16 billion, to help you with retirement planning, college savings or any other long-range financial goal.

FOR GROWTH OF CAPITAL
(Investments primarily in stocks)
-----------------------------------
 NATIONS CAPITAL GROWTH FUND
 Objective:  To seek long-term capital appreciation.
 Approach: Invests in stocks with superior growth characteristics, selling at reasonable prices, that should outperform the market over time. The Fund focuses on companies with assets over $500 million. Selection criteria include above average growth potential, solid financials, and above average return on equity and earnings growth relative to the S&P 500 Index.

 NATIONS EMERGING GROWTH FUND
 Objective:  To seek capital appreciation.
 Approach: Invests in common stocks and convertible securities that are expected to demonstrate superior earnings growth relative to most publicly traded companies. Companies selected will have revenues of $50 million to $1.5 billion, a debt ratio of less than 50% of total capital, and generally less than $2 billion in capitalization.

 NATIONS EQUITY INDEX FUND*
 Objective: To seek investment results that correspond, before fees and expenses, to the total return of common stocks publicly traded in the U.S., as represented by the S&P 500 Index.
 Approach: Portfolio holdings are structured according to the S&P 500 Index in an effort to duplicate the performance of the Index.

 NATIONS DISCIPLINED EQUITY FUND (formerly Nations Special Equity Fund)
 Objective:  To seek long-term capital appreciation.
 Approach: Invests primarily in common stocks of companies exhibiting the potential for significant increases in their earnings per share.

 NATIONS INTERNATIONAL
 EQUITY FUND
 Objective:  To seek long-term growth of capital.
 Approach: Invests primarily in an internationally diversified portfolio of marketable equity securities of non-U.S. issuers. The Fund may invest in countries located in the Far East, Western Europe, Australia and other countries.

FOR GROWTH AND INCOME
(Investments primarily in stocks)
-----------------------------------
 NATIONS EQUITY INCOME FUND
 Objective:  To seek to provide high
 current income primarily through investments in equity securities (including convertible securities) having a relatively high current yield. Secondarily, equity securities will be selected which NationsBank believes have favorable prospects for increasing dividend income and/or capital appreciation.
 Approach:  Invests in common stocks
 and convertible securities that together exhibit above average current dividend yields relative to that of the S&P 500 Index. Selects stocks of companies exhibiting five years of stable or increasing dividends, established operating histories, strong balance sheets and other favorable financial characteristics.

 NATIONS VALUE FUND
 Objective: To seek long-term capital growth with income a secondary consideration.
 Approach: Utilizes a fundamental approach focusing on individual company value and projected earnings per share. The Fund seeks to invest in companies with above market dividend yield, low price-to-earnings ratios and more than $300 million in assets. Investments are diversified across all major industries and economic sectors.

FOR GROWTH OF INCOME, CURRENT
INCOME AND GROWTH OF CAPITAL
(Investments in stocks, bonds and money markets)
------------------------------------------------

 NATIONS BALANCED ASSETS FUND
 Objective: Total investment return through a combination of growth of capital and current income consistent with the preservation of capital.
 Approach: Allocates assets among common stocks, bonds and money market instruments. Seeks stocks of high quality companies with above average earnings potential and return on equity. Potential volatility is reduced through inclusion of investment grade bonds.

FOR CURRENT INCOME
(Investments in fixed income obligations)
-----------------------------------------
 NATIONS
 SHORT-INTERMEDIATE
 GOVERNMENT FUND
 Objective: To seek as high a level of current income as is consistent with prudent investment risk.
 Approach: Invests in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements relating to such obligations. Under normal market conditions, the Fund is expected to have an average dollar weighted maturity of between two and seven years.#

 NATIONS MANAGED BOND FUND [pyramid]
 Objective: To seek a high level of current income consistent with relative stability of principal.
 Approach: Invests primarily in investment grade corporate and government fixed income and related securities. Under normal market conditions, the Fund is expected to have an average weighted maturity of between five and fifteen years.

 NATIONS SHORT-TERM
 INCOME FUND
 Objective: To seek as high a level of current income as is consistent with prudent investment risk.
 Approach: Invests primarily in investment grade corporate and mortgage-backed bonds. Under normal market conditions, the Fund is expected to have an average dollar weighted maturity of three years or less.

 NATIONS DIVERSIFIED
 INCOME FUND
 Objective: To seek as high a level of current income as is consistent with prudent investment risk.
 Approach: Invests in a broad range of corporate, government and agency fixed income securities, and may include no more than 35% below investment grade.

 NATIONS STRATEGIC
 FIXED INCOME FUND
 Objective: To seek to maximize total investment return through the active management of fixed income securities.
 Approach: Invests primarily in a mix of investment grade corporate, government and mortgage-backed securities.

 NATIONS GOVERNMENT
 SECURITIES FUND
 Objective:  To seek to provide current
 income and preservation of capital.
 Approach: Invests in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.#

FOR CURRENT INCOME
(Investments in fixed income obligations)
-----------------------------------------
 NATIONS ADJUSTABLE RATE
 GOVERNMENT FUND
 Objective: To seek a high level of current income consistent with minimum fluctuation of share price.
 Approach: Invests primarily in adjustable rate mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.#

 NATIONS MORTGAGE-BACKED
 SECURITIES FUND*
 Objective: To seek as high a level of total investment return as is consistent with prudent investment risk.
 Approach: Invests primarily in mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.#

FOR TAX-EXEMPT INCOME
(Investments in municipal securities)
-------------------------------------
 NATIONS MUNICIPAL INCOME FUND+
 Objective: To seek a high level of current interest income that is exempt from federal income taxes.
 Approach: Invests primarily in investment grade tax-exempt obligations across a wide range of municipalities and geographic regions to add diversity to the Fund.

 NATIONS INTERMEDIATE
 MUNICIPAL BOND FUND+
 Objective:  To seek higher than money market yields.
 Approach: Invests primarily in intermediate-term, investment grade municipal securities which make interest payments that are exempt from federal income taxes.

 NATIONS SHORT-TERM
 MUNICIPAL INCOME FUND+
 Objective: To seek a high level of current interest income that is exempt from federal income taxes.
 Approach: Invests primarily in short-term (average weighted maturity 1 - 3 years) investment grade tax-exempt obligations across a wide range of municipalities and geographic regions to add diversity to the Fund.

 NATIONS FLORIDA
 INTERMEDIATE MUNICIPAL
 BOND FUND+
 Objective: To seek a high level of current interest income exempt from federal income and the Florida state intangibles tax, consistent with relative stability of principal.
 Approach: Invests substantially all of its assets in Florida intermediate municipal bonds, including those used to support projects that benefit the public, such as roads, bridges, hospitals and schools.

FOR TAX-EXEMPT INCOME
(Investments in municipal securities)
-----------------------------------
 NATIONS FLORIDA
 MUNICIPAL BOND FUND+
 Objective: To seek a high level of current interest income exempt from federal income and the Florida state intangibles tax, consistent with relative stability of principal.
 Approach: Invests substantially all of its assets in Florida municipal bonds, including those used to support projects that benefit the public, such as roads, bridges, hospitals and schools.

 NATIONS GEORGIA
 INTERMEDIATE
 MUNICIPAL BOND FUND+
 Objective: To seek a high level of current interest income exempt from federal and Georgia state income taxes and state intangibles taxes, consistent with relative stability of principal.
 Approach: Invests substantially all of its assets in Georgia intermediate municipal bonds, including those used to support projects that benefit the public, such as roads, bridges, hospitals and schools.

 NATIONS GEORGIA
 MUNICIPAL BOND FUND+
 Objective: To seek a high level of current interest income exempt from federal and Georgia state income taxes and state intangibles taxes, consistent with relative stability of principal.
 Approach: Invests substantially all of its assets in Georgia municipal bonds, including those used to support projects that benefit the public, such as roads, bridges, hospitals and schools.

 NATIONS MARYLAND
 INTERMEDIATE MUNICIPAL
 BOND FUND+
 Objective: To seek a high level of current interest income exempt from both federal and Maryland state income taxes, consistent with relative stability of principal.
 Approach: Invests substantially all of its assets in Maryland intermediate municipal bonds, including those used to support projects that benefit the public, such as roads, bridges, hospitals and schools.

 NATIONS MARYLAND
 MUNICIPAL BOND FUND+
 Objective: To seek a high level of current interest income exempt from both federal and Maryland state income taxes, consistent with relative stability of principal.
 Approach: Invests substantially all of its assets in Maryland municipal bonds, including those used to support projects that benefit the public, such as roads, bridges, hospitals and schools.

FOR TAX-EXEMPT INCOME
(Investments in municipal securities)
-------------------------------------
 NATIONS NORTH CAROLINA
 INTERMEDIATE MUNICIPAL
 BOND FUND+
 Objective: To seek a high level of current interest income exempt from federal and North Carolina state income taxes and state intangibles taxes, consistent with the relative stability of principal.
 Approach: Invests substantially all of its assets in North Carolina intermediate municipal bonds, including those used to support projects that benefit the public, such as roads, bridges, hospitals and schools.

 NATIONS NORTH CAROLINA
 MUNICIPAL BOND FUND+
 Objective: To seek a high level of current interest income exempt from federal and North Carolina state income taxes and state intangibles taxes, consistent with the relative stability of principal.
 Approach: Invests substantially all of its assets in North Carolina municipal bonds, including those used to support projects that benefit the public, such as roads, bridges, hospitals and schools.

 NATIONS SOUTH CAROLINA
 INTERMEDIATE MUNICIPAL
 BOND FUND+
 Objective: To seek a high level of current interest income exempt from both federal and South Carolina state income taxes, consistent with relative stability of principal.
 Approach: Invests substantially all of its assets in South Carolina intermediate municipal bonds, including those used to support projects that benefit the public, such as roads, bridges, hospitals and schools.

 NATIONS SOUTH CAROLINA
 MUNICIPAL BOND FUND+
 Objective: To seek a high level of current interest income exempt from both federal and South Carolina state income taxes, consistent with relative stability of principal.
 Approach: Invests substantially all of its assets in South Carolina municipal bonds, including those used to support projects that benefit the public, such as roads, bridges, hospitals and schools.

 NATIONS TENNESSEE
 INTERMEDIATE MUNICIPAL
 BOND FUND+
 Objective: To seek a high level of current interest income exempt from both federal and Tennessee state income taxes, consistent with relative stability of principal.
 Approach: Invests substantially all of its assets in Tennessee intermediate municipal bonds, including those used to support projects that benefit the public, such as roads, bridges, hospitals and schools.

 NATIONS TENNESSEE
 MUNICIPAL BOND FUND+
 Objective: To seek a high level of current interest income exempt from both federal and Tennessee state income taxes, consistent with relative stability of principal.
 Approach: Invests substantially all of its assets in Tennessee municipal bonds, including those used to support projects that benefit the public, such as roads, bridges, hospitals and schools.

 NATIONS TEXAS
 INTERMEDIATE
 MUNICIPAL BOND FUND+
 Objective: To seek a high level of current interest income exempt from federal income tax, consistent with the relative stability of principal.
 Approach: Invests substantially all of its assets in Texas intermediate municipal bonds, including those used to support projects that benefit the public, such as roads, bridges, hospitals and schools.

 NATIONS TEXAS
 MUNICIPAL BOND FUND+
 Objective: To seek a high level of current interest income exempt from federal income tax, consistent with the relative stability of principal.
 Approach: Invests substantially all of its assets in Texas municipal bonds, including those used to support projects that benefit the public, such as roads, bridges, hospitals and schools.

 NATIONS VIRGINIA
 INTERMEDIATE
 MUNICIPAL BOND FUND+
 Objective: To seek a high level of current interest income exempt from both federal and Virginia state income taxes, consistent with relative stability of principal.
 Approach: Invests substantially all of its assets in Virginia intermediate municipal bonds, including those used to support projects that benefit the public, such as roads, bridges, hospitals and schools.

 NATIONS VIRGINIA
 MUNICIPAL BOND FUND+
 Objective: To seek a high level of current interest income exempt from both federal and Virginia state income taxes, consistent with relative stability of principal.
 Approach: Invests substantially all of its assets in Virginia municipal bonds, including those used to support projects that benefit the public, such as roads, bridges, hospitals and schools.

MONEY MARKET FUNDS
FOR CURRENT INCOME AND PRESERVATION
OF CAPITAL
(Investments in money market securities)
----------------------------------------
 NATIONS PRIME FUND
 Objective: To seek the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.
 Approach: Invests in high quality money market instruments including bank certificates of deposit, banker's acceptances and commercial paper.

 NATIONS TREASURY FUND
 Objective: The maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.
 Approach: Invests in U.S. Treasury obligations and repurchase agreements secured by such obligations.#

 NATIONS GOVERNMENT
 MONEY MARKET FUND
 Objective: To seek as high a level of current income as is consistent with liquidity and stability of principal.
 Approach: Invests in U.S. government obligations and repurchase agreements relating to such obligations.#

 NATIONS TAX EXEMPT FUND+
 Objective: To seek as high a level of current interest income exempt from federal income taxes as is consistent with liquidity and stability of principal.
 Approach: Invests in municipal securities, the interest on which is exempt from regular federal income tax.

# The portfolio securities held by these funds are guaranteed as to the timely payment of principal and interest only. This is not a guarantee of market value of the shares of the funds themselves.

* Offers Trust A Shares only.

[pyramid] Offers Trust A Shares, Investor A Shares and Investor C Shares only.

+ A portion of income, from municipal bonds, received by shareholders may be subject to some federal income, state and/or local tax and/or the federal alternative minimum tax.

                           NATIONS EQUITY INCOME FUND
                           PERFORMANCE AND COMMENTARY

INVESTMENT MANAGEMENT PROFILE

     The Fund is managed by Eric Williams. Mr. Williams joined NationsBank in 1986. He is a Senior Vice President and Senior Portfolio Manager with over 14 years of investment experience. Mr. Williams received a B.S. from East Carolina University, Summa Cum Laude, and an M.B.A. from Indiana University. He is on the Advisory Board of Indiana University's Reese Investment Fund. He is a Chartered Financial Analyst and a member of the Association for Investment Management and Research.

INVESTMENT OBJECTIVE

     The objective of the fund is to seek to provide high current income primarily through investments in equity securities (including convertible securities) having a relatively high current yield. Secondarily, equity securities will be selected which NationsBank believes have favorable prospects for increasing dividend income and/or capital appreciation. The Fund invests in common stocks and convertible securities that together exhibit above average current dividend yields relative to that of the S&P 500 Index. The Fund selects stocks of companies exhibiting five years of stable or increasing dividends, established operating histories, strong balance sheets and other favorable financial characteristics.

PERFORMANCE SUMMARY AND OVERVIEW*

     For the first half of the fiscal year, the stock market posted only a modest advance. From the end of May 1994 until December 31, 1994, the S&P 500 Index returned only 2.30%**. Thereafter, the S&P 500 Index progressed at a rapid pace, producing a 17.5% total return from January 1, 1995, through the Fund's fiscal year end on May 31, 1995. Declining interest rates and improvement in corporate profits were the sources of the stock market surge. The Fund profited as well, returning 14.79% for the 12-month period ending May 31, 1995***. This compares favorably to the 12.3% average annual total return among all equity income funds during the same period****.

     The Fund's performance was primarily the consequence of exceptional individual stock selection, as opposed to gains from emphasizing individual market sectors. In this regard, the best performing sector in the stock market during the year was technology, a very volatile sector offering little income yield. Because of this volatility, NationsBank generally devotes a smaller percentage of Fund assets to the technology sector than is represented in the S&P 500 Index. Nevertheless, the Fund's rather limited holdings in technology stocks returned more than 51% during the year, while those represented in the S&P 500 Index produced a return of 44%.

     Other noteworthy sectors contributing to the Fund's performance include investments in transportation and consumer durable stocks such as Ford, Echlin, and Whirlpool. On balance, the Fund's positions in the transportation sector increased 35% versus an overall 2.1% gain by transportation stocks in the S&P 500 Index. In addition, the Fund's holdings in consumer durable stocks registered an increase of 20.5%, while those in the S&P 500 Index rose a moderate 4.8%.

     Utility stocks and investments in the capital goods sector were the only equity sectors producing returns below the Fund's 14.79% return for the fiscal year. Careful stock selection, however, allowed the Fund to outgain the S&P 500 Index in the utilities sector during the year, as the Fund's positions in utilities issues gained 13%, while utilities stocks included in the S&P 500 Index gained only 8.25%. By contrast, the Fund's investments in capital goods stocks were disappointing, with holdings advancing, on average, 10.7%, while capital goods stocks in the S&P 500 Index rose 18.5%.

     Looking ahead, current yields on long-term U.S. Treasury bonds provide support for the stock market. These lower rates, now 6.5%, down from 8% in early January, stem from data related to the economy suggesting a slowdown in business activity. However, the stock market is susceptible to disappointing earnings as we enter the Fund's fiscal year 1996. Many other factors, such as wage pressures or failure to make further progress on the budget deficit, could cause interest rates to rise again, leaving stocks vulnerable to a decline. As a result, the Fund provides a greater than normal conservative posturing. As equity securities offering good upside potential versus their downside risk are identified, the Fund will position itself less defensively.
---------------

   * The performance shown reflects the effect of fee waivers and/or expense reimbursements by the investment adviser and administrator(s). Such fee waivers and/or expense reimbursements have the effect of increasing total return.

  ** Source: Standard & Poor's Corporation. The S&P 500 Index is a weighted index that measures the market value of 400 industrial stocks, 60 transportation and utility company stocks and 40 financial issues.

 *** Trust A Shares total return. The average annual total return from inception on April 11, 1991, through May 31, 1995, was 12.25%.

**** Source: 1995 Lipper Analytical Services, Inc., an independent mutual fund performance monitor. Fund averages have been used for illustrative purposes. It is not possible for an investor to invest in fund averages.

NATIONS FUND, INC.
Nations Equity Income Fund
---------------------------------------------
   PORTFOLIO BREAKDOWN AS OF 5/31/95
---------------------------------------------



                   [CHART]





 -------------------------------------------------------
   TOP TEN EQUITY HOLDINGS AS A
     % OF NET ASSETS AS OF 5/31/95
 -------------------------------------------------------

 1.  American Telephone & Telegraph Company        1.57%
 2.  BCE Inc.                                      1.51
 3.  Sprint Corporation                            1.32
 4.  Rhone-Poulenc Rorer                           1.30
 5.  Consolidated Natural Gas Company              1.29
 6.  Equitable Resources Inc.                      1.29
 7.  Texaco Inc.                                   1.28
 8.  Comsat Corporation, Series 1                  1.27
 9.  GTE Corporation                               1.26
10.  PECO Energy Company                           1.25

-------------------------------------------------------------------------------
   PERFORMANCE COMPARISON - INVESTOR A SHARES AS OF 5/31/95
-------------------------------------------------------------------------------

    ---------------------------------------
         AVERAGE ANNUAL TOTAL RETURN
    ---------------------------------------
     YEAR ENDED        7.95%        14.53%
     05/31/95
                   ----------------------
     INCEPTION
     (04/16/91)       10.26%        11.86%
     THROUGH
     05/31/95
                   ----------------------
                                   Not
                   Adjusted for    adjusted
                   maximum         for
                   sales charge    sales
                   of 5.75%        charge

    ---------------------------------------
    The chart to the right shows
    the growth in value of a
    hypothetical $10,000
    investment in Investor A
    Shares of Nations Equity
    Income Fund on April 16,
    1991 (inception). Figures
    for the S&P 500 Index, an
    unmanaged index of common
    stock prices, include
    reinvestment of dividends.



                      [PIE CHART]


 Assumes the deduction of the maximum sales charge of 5.75% and the reinvestment of all distributions.


--------------------------------------------------------------------------------
THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Portfolio holdings are subject to change periodically and may not be representative of the Fund's current holdings.

NATIONS FUND, INC.
NATIONS EQUITY INCOME FUND


--------------------------------------------------------------------------------
   PERFORMANCE COMPARISON - INVESTOR C SHARES AS OF 5/31/95
--------------------------------------------------------------------------------

    -----------------------------------------
        AVERAGE ANNUAL TOTAL RETURN
    -----------------------------------------
     YEAR ENDED      12.49%*        13.49%
     05/31/95
                   -----------------------
     INCEPTION
     (06/17/92)      10.99%         10.99%
     THROUGH
     05/31/95
                   -----------------------
                   *Adjusted      Not
                   for            adjusted
                   maximum        for
                   contingent     contingent
                   deferred       deferred
                   sales charge   sales
                   of 1.00%       charge
    -----------------------------------------

    The chart to the right shows the growth in value of a hypothetical $10,000 investment in Investor C Shares of Nations Equity
    Income Fund on June 17, 1992 (inception).
    Investor C Shares that are redeemed within one year of purchase are subject to a 1.00% contingent deferred sales charge. Figures for the S&P 500 Index, an unmanaged index of common stock prices, include reinvestment of dividends.


                                  [PIE CHART]


                    Assumes the reinvestment of all distributions.

--------------------------------------------------------------------------------
   PERFORMANCE COMPARISON - INVESTOR N SHARES AS OF 5/31/95
--------------------------------------------------------------------------------

    -----------------------------------------
          AVERAGE ANNUAL TOTAL RETURN
    -----------------------------------------
     YEAR ENDED       9.03%         14.03%
     05/31/95
                   -----------------------
     INCEPTION
     (06/07/93)       7.60%         9.43%
     THROUGH
     05/31/95
                   -----------------------
                                  Not
                   Adjusted for   adjusted
                   maximum        for
                   contingent     contingent
                   deferred       deferred
                   sales charge   sales
                   of 5.00%       charge
    -----------------------------------------
    The chart to the right shows the growth in
    value of a hypothetical $10,000 investment
    in investor N Shares of Nations Equity Income
    Fund on June 7, 1993 (inception). Figures for
    the S&P 500 Index, an unmanaged index of
    common stock prices, include reinvestment of
    dividends.


                                  [PIE CHART]


                 Assumes the deduction of the maximum contingent deferred sales charge of 5.00% and the reinvestment of all distributions.


--------------------------------------------------------------------------------
THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

--------------------------------------------------------------------------------

NATIONS FUND, INC.
NATIONS EQUITY INCOME FUND

--------------------------------------------------------------------------------
   PERFORMANCE COMPARISON - TRUST A SHARES AS OF 5/31/95
--------------------------------------------------------------------------------
    ------------------------------------
    AVERAGE ANNUAL TOTAL RETURN
    ------------------------------------
     YEAR ENDED             14.79%
     05/31/95
                   ---------------------
     INCEPTION
     (04/11/91)             12.25%
     THROUGH
     05/31/95
    ------------------------------------

    The chart to the right shows the growth
    in value of a hypothetical $10,000
    investment in Trust A Shares of Nations
    Equity Income Fund on April 11, 1991
    (inception). Figures for the S&P 500
    Index, an unmanaged index of common
    stock prices, include reinvestment
    of dividends.




                                  [PIE CHART]

                Assumes the reinvestment of all distributions.

--------------------------------------------------------------------------------
THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY
WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY
BE WORTH MORE OR LESS THAN ORIGINAL COST.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

--------------------------------------------------------------------------------

                       NATIONS GOVERNMENT SECURITIES FUND
                           PERFORMANCE AND COMMENTARY

INVESTMENT MANAGEMENT PROFILE

     The Fund is managed by Kathy E. Bowman. She is a Senior Vice President and Fixed Income Portfolio Manager at NationsBank. Prior to joining NationsBank in March 1995, Ms. Bowman was a Fixed Income Portfolio Manager for Providian Capital Management, an insurance holding company. Ms. Bowman has 15 years of investment experience. She received a B.B.A. from Memphis State University, is a Chartered Financial Analyst, and is a member of the Association for Investment Management and Research.

INVESTMENT OBJECTIVE

     The objective of the Fund is to seek to provide current income and preservation of capital. The Fund invests in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.*

PERFORMANCE SUMMARY AND OVERVIEW**

     Interest rate activity played a predominant role in the Fund's performance over the Fund's fiscal year ended May 31, 1995. Between February 1994 and February 1995, the Federal Reserve Board (the "Fed") raised its discount rate seven times -- 300 basis points, to 6% -- in an effort to slow economic growth and contain inflation. As a result, the Fund was able to benefit from the marked increase in U.S. Treasury yields early in its fiscal year. From June through December 1994, ten-year U.S. Treasury yields rose from 7.15% to 7.82%.

     After February 1995, investor confidence improved as no further Fed interest rate tightening took place, inflation proved benign, and U.S. economic trends slowed. During the first five months of 1995, the market experienced a powerful price rally. Since bond prices move inversely with yields, this rally caused ten-year Treasury yields to decline 1.54% by the end of May.

     The Fund reported a total return of 7.55% for the one-year period ended May 31, 1995***. Nations Government Securities Fund invests a large percentage of its assets in mortgage-backed securities issued by U.S. government agencies. While the Fund produced positive results for the fiscal year, its total return for the one-year period trailed the Salomon Brothers Mortgage Index which returned 11.32%****.

     As the fiscal year began, the Fund had significant holdings in agency Collateralized Mortgage Obligations (CMOs). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Mortgage pass-through securities represent participation interests in pools of residential mortgage loans originated by the U.S. government or private lenders. They provide a means to earn income as a result of monthly interest and principal payments (including any prepayments) made by individual borrowers on pooled mortgage loans. Certain mortgage pass-through securities are guaranteed by the U.S. government, its agencies or instrumentalities, including those issued or guaranteed by Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), or Federal Home Loan Mortgage Corporation (FHLMC).

     Early in the fiscal year, CMOs underperformed as investors in this sector of the government securities market proved to be heavy sellers. By mid-year, the Fund's CMO holdings were greatly reduced in an effort to limit negative exposure. However, the Fund's conservative stance reduced total return potential for the Fund in view of 1995's subsequent rally.

     The Fund is currently positioned to take advantage of relative value opportunities in mortgage pass-through securities, while still employing U.S. Treasuries and other government agency obligations for liquidity and stability.
---------------

   * Any guarantee by the U.S. government, its agencies or instrumentalities relates only to the payment of principal and interest on the guaranteed security. An investment in the Fund is neither insured nor guaranteed by the U.S. government.

  ** The performance shown reflects the effect of fee waivers and/or expense reimbursements by the investment adviser and administrator(s). Such fee waivers and/or expense reimbursements have the effect of increasing total return.

 *** Trust A Shares total return. The average annual total return from inception of April 11, 1991, through May 31, 1995, was 6.85%.

**** The Salomon Brothers Mortgage Index is an unmanaged index composed of all U.S. government agency pass-through mortgages, which makes it an appropriate benchmark for measuring the performance of Nations Government Securities Fund.

NATIONS FUND, INC.
NATIONS GOVERNMENT SECURITIES FUND

---------------------------------------------
   PORTFOLIO BREAKDOWN AS OF 5/31/95
---------------------------------------------



               [PIE CHART]



                          -----------------------------------------------------
                             TOP TEN HOLDINGS AS A % OF NET ASSETS
                               AS OF 5/31/95
                          -----------------------------------------------------
                          1.  U.S. Treasury Note, 7.50% due 02/15/05      9.86%
                          2.  Federal National Mortgage Association,
                              8.50% due 11/01/09                          9.20
                          3.  Government National Mortgage Association,
                              TBA, 8.00% due 01/15/25                     8.39
                          4.  Federal National Mortgage Association, TBA,
                              7.50% due 02/01/24                          6.40
                          5.  Federal National Mortgage Association, TBA,
                              7.00% due 06/15/24                          6.26
                          6.  U.S. Treasury Note, 6.50% due 05/15/05      5.08
                          7.  Government National Mortgage Association,
                              8.00% due 05/15/22                          4.80
                          8.  Government National Mortgage Association,
                              9.00% due 05/15/25                          4.77
                          9.  U.S. Treasury Bill, Discount Note due
                              09/21/95                                    4.49
                         10.  Government National Mortgage Association,
                              TBA, 6.50% due 05/15/25                     3.49


-------------------------------------------------------------------------------
   PERFORMANCE COMPARISON - INVESTOR A SHARES AS OF 5/31/95
-------------------------------------------------------------------------------

    -------------------------------------------
          AVERAGE ANNUAL TOTAL RETURN
    -------------------------------------------
     YEAR ENDED        2.19%         7.29%
     05/31/95
                     ----------------------
     INCEPTION
     (04/17/91)        5.38%         6.63%
     THROUGH
     05/31/95
                     ----------------------
                     Adjusted for    Not
                     maximum         adjusted
                     sales charge    for sales
                     of 4.75%        charge

    -------------------------------------------
    The chart to the right shows the growth in
    value of a hypothetical $10,000 investment
    in Investor A Shares of Nations Government
    Securities Fund on April 17, 1991
    (inception). Figures for the Lehman
    Intermediate Treasury Index track the market
    value of U.S. Treasury securities with
    maturities of 3 to 10 years. The Salomon
    Brothers Mortgage Index is comprised of 30
    year and 15 year GNMA, FNMA and FHLMC
    securities, and FNMA and FHLMC balloon
    mortgages. Both indices are unmanaged. Assumes
    the deduction of the maximum sales charge
    of 4.75% and the reinvestment of all
    distributions.




                                  [PIE CHART]


             Assumes the deduction of the maximum sales charge of 4.75% and the reinvestment of all distributions.





--------------------------------------------------------------------------------
THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Portfolio holdings are subject to change periodically and may not be representative of the Fund's current holdings.

NATIONS FUND, INC.
NATIONS GOVERNMENT SECURITIES FUND

--------------------------------------------------------------------------------
   PERFORMANCE COMPARISON - INVESTOR C SHARES AS OF 5/31/95
    -------------------------------------
         AVERAGE ANNUAL TOTAL RETURN
    ------------------------------------
     YEAR ENDED       5.76%*        6.76%
     05/31/95
                   ---------------------
     INCEPTION
     (07/06/92)       3.91%         3.91%
     THROUGH
     05/31/95
                   ---------------------
                                  Not
                   *Adjusted      adjusted
                   for maximum    for
                   contingent     contingent
                   deferred       deferred
                   sales charge   sales
                   of 1.00%       charge

----------------------------

        The chart to the right shows the growth in value of a hypothetical $10,000 investment in Investor C Shares of Nations Government Securities Fund on July 6, 1992 (inception). Investor C Shares that are redeemed within one year of purchase are subject to a 1.00% contingent deferred sales charge. Figures for the Lehman Intermediate Treasury Index track the market value of U.S. Treasury securities with maturities of 3 to 10 years. The Salomon Brothers Mortgage Index is comprised of 30 year and 15 year GNMA, FNMA and FHLMC securities, and FNMA and FHLMC balloon mortgages. Both indices are unmanaged. Assumes the reinvestment of all distributions.

--------------------------------------------------------------------------------


   PERFORMANCE COMPARISON - INVESTOR N SHARES AS OF 5/31/95
    -------------------------------------
    AVERAGE ANNUAL TOTAL RETURN
    ------------------------------------
     YEAR ENDED       1.86%         6.86%
     05/31/95
                   ---------------------
     INCEPTION
     (06/07/93)       0.97%         2.83%
     THROUGH
     05/31/95
                   ---------------------
                                  Not
                   Adjusted for   adjusted
                   maximum        for
                   contingent     contingent
                   deferred       deferred
                   sales charge   sales
                   of 5.00%       charge

----------------------------

        The chart to the right shows the growth in value of a hypothetical $10,000 investment in Investor N Shares of Nations Government Securities Fund on June 7, 1993 (inception). Figures for the Lehman Intermediate Treasury Index track the market value of U.S. Treasury securities with maturities of 3 to 10 years. The Salomon Brothers Mortgage Index is comprised of 30 year and 15 year GNMA, FNMA and FHLMC securities, and FNMA and FHLMC balloon mortgages. Both indices are unmanaged. Assumes the deduction of the maximum contingent deferred sales charge of 5.00% and the reinvestment of all distributions.


--------------------------------------------------------------------------------
THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.
===============================================================================


                                     [LOGO]


===============================================================================
                Assumes the reinvestment of all distributions


===============================================================================




                                     [LOGO]




==============================================================================
Assumes the deduction of the maximum contingent deferred sales charge of 5.00% and the reinvestment of all distributions.

NATIONS FUND, INC.
NATIONS GOVERNMENT SECURITIES FUND

--------------------------------------------------------------------------------

   PERFORMANCE COMPARISON - TRUST A SHARES AS OF 5/31/95
   -----------------------------------------------------
         AVERAGE ANNUAL TOTAL RETURN
    ------------------------------------
     YEAR ENDED              7.55%
     05/31/95
                   ---------------------
     INCEPTION
     (04/11/91)              6.85%
     THROUGH
     05/31/95

----------------------------

        The chart to the right shows the growth in value of a hypothetical $10,000 investment in Trust A Shares of Nations Government Securities Fund on April 11, 1991 (inception). Figures for the Lehman Intermediate Treasury Index track the market value of U.S. Treasury securities with maturities of 3 to 10 years. The Salomon Brothers Mortgage Index is comprised of 30 year and 15 year GNMA, FNMA and FHLMC securities, and FNMA and FHLMC balloon mortgages. Both indices are unmanaged. Assumes the reinvestment of all distributions.


--------------------------------------------------------------------------------
THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY
WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY
BE WORTH MORE OR LESS THAN ORIGINAL COST.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.
================================================================================





                                     LOGO




================================================================================

                       NATIONS INTERNATIONAL EQUITY FUND
                           PERFORMANCE AND COMMENTARY

INVESTMENT MANAGEMENT PROFILE

     NationsBank, N.A. (Carolinas), through its investment management division, serves as investment adviser to Nations International Equity Fund. On February 1, 1995, Gartmore Capital Management Limited was retained to act as interim sub-adviser to the Fund. Gartmore Capital Management is a subsidiary of Gartmore plc, a U.K. company. It is anticipated that on or about July 1, 1995 Nations Gartmore Investment Management will replace Gartmore Capital Management as sub-adviser to the Fund. Nations Gartmore is a joint venture between subsidiaries of NationsBank and Gartmore plc. The Fund's portfolio manager, and the head of the global portfolio team at Nations Gartmore, is Stephen Watson. Mr. Watson has over 18 years of investment experience and is a member of the Securities Institute.

INVESTMENT OBJECTIVE

     The objective of the Fund is to seek long-term growth of capital. The Fund invests primarily in an internationally diversified portfolio of marketable equity securities of non-U.S. issuers. The Fund may invest in countries located in the Far East, Western Europe, Australia and other countries.

PERFORMANCE SUMMARY AND OVERVIEW*

     Nations International Equity Fund returned -0.46%** for the fiscal year ended May 31, 1995.

     Three principal factors affected the Fund's performance during the fiscal year: 1) dramatic depreciation of the dollar against European currencies and the Japanese yen; 2) turmoil in emerging markets; and 3) a renewed bout of weakness in the Japanese stock market. The following paragraphs address each of these factors and provide an outlook for the Fund's next fiscal year.

     First, the dramatic depreciation of the dollar against the European hard currencies and the yen had a positive impact on the performance of the Fund. Currency hedges from the yen and European hard currencies into the U.S. dollar, which were introduced following a period of dollar weakness, were maintained. These protective hedges were a drag on performance in the first quarter of 1995. However, they positioned the Fund to benefit from the dollar's appreciation in early May 1995.

     Second, the Fund's performance was adversely affected by the collapse of the Mexican peso and the subsequent financial crisis toward the end of 1994 which sent shock waves through the emerging markets of Latin America and the Far East. Only toward the end of May 1995 did these markets stabilize; those countries with stronger economic fundamentals outperformed the weaker countries. The Fund was impacted through its exposure to emerging markets although weightings were greater in the stronger economies of Asia than those in Latin America and elsewhere. We remain optimistic over the medium-term outlook for the markets of the Pacific Basin, excluding Japan. The region enjoys above average growth prospects, along with valuations that are, in a number of cases, below longer-term averages. On balance, savings rates are higher and most of these economies are significantly less vulnerable to the type of adverse short-term capital flows that proved calamitous for Mexico.

     Third, in Japan, prospects for an impending economic recovery were damaged by the rapid appreciation of the yen and, to a lesser extent, by the effects of the Kobe earthquake. These developments weakened the Japanese stock market and the Fund's performance, as the Fund's portfolio was weighted approximately 25% in Japan.

     Looking forward, we expect to maintain a broadly diversified, largely fully invested portfolio with an emphasis on the fast growing Asia-Pacific region. The Japanese stock market, after performing poorly, stands to benefit eventually from historically low interest rates, a rebound in corporate profitability and a weaker yen. Thus, sector and stock selection remain the keys to success in the Japanese market. We are also optimistic about the future direction of the U.S. dollar, particularly against the yen, and will continue to hedge a portion of the hard currency exposure defensively back into the U.S. dollar. In Europe, corporate profit growth is expected to decelerate as the economic recovery matures. However, while inflation remains muted, interest rates are unlikely to rise, leading to improved valuations for select European equities. The United Kingdom and France remain our favored European markets.
---------------

* The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and administrator(s). Such fee waivers and/or reimbursements have the effect of increasing total return.

** Trust A Shares total return. Average annual total return for Trust A Shares since inception on 12/2/91 was 6.01%.

NATIONS FUND, INC.
NATIONS INTERNATIONAL EQUITY FUND
---------------------------------------------
   PORTFOLIO BREAKDOWN AS OF 5/31/95



                                    [LOGO]



--------------------------------------------------------------------------------
              COUNTRY BREAKDOWN AS A % OF COMMON STOCK AS OF 5/31/95





                                    [LOGO]






--------------------------------------------------------------------------------
Portfolio holdings are subject to change periodically and may not be representative of the Fund's current holdings.




                                     ---------------------------------------
                                     TOP TEN HOLDINGS AS A % OF NET ASSETS
                                               AS OF 5/31/95

                1.   Polygram (Entertainment)                          1.82%
                2.   Bayer AG (Pharmaceuticals)                        1.47
                3.   Veba AG (Utility with large chemical division)    1.47
                4.   Banque Nationale de Paris (Financial services)    1.35
                5.   Credit Local de France (Financial services)       1.31
                6.   Roche Holdings AG (Pharmaceuticals)               1.27
                7.   Zurich Versicherungs (Insurance)                  1.26
                8.   Sumitomo Trust & Bank (Financial services)        1.26
                9.   Tele Danmark, Series B (Telecommunications)       1.26
                10.  Tokyo Broadcasting Systems Inc. (Media)           1.24

NATIONS FUND, INC.
NATIONS INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------

   PERFORMANCE COMPARISON - INVESTOR A SHARES AS OF 5/31/95
   -------------------------------------
         AVERAGE ANNUAL TOTAL RETURN
    ------------------------------------
     YEAR ENDED       (6.40)%       (0.69)%
     05/31/95
                      ---------------------
     INCEPTION
     (06/03/92)        3.18%         5.24%
     THROUGH
     05/31/95
                      ---------------------
                   Adjusted for    Not
                   maximum         adjusted
                   sales charge    for sales
                   of 5.75%        charge

----------------------------

        The chart to the right shows the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations International Equity Fund on June 3, 1992 (inception). Figures for the Morgan Stanley Capital International EAFE Index ("MSCI EAFE Index"), an unmanaged index used to portray the pattern of common stock price movement in Europe, Australia and the Far East, include reinvestment of dividends.



--------------------------------------------------------------------------------
   PERFORMANCE COMPARISON - INVESTOR C SHARES AS OF 5/31/95

    ------------------------------------
          AVERAGE ANNUAL TOTAL RETURN
    ------------------------------------
     YEAR ENDED       (2.52)%*      (1.56)%
     05/31/95
                      ---------------------
     INCEPTION
     (06/17/92)        5.46%         5.46%
     THROUGH
     05/31/95
                      ---------------------
                                     Not
                      *Adjusted      adjusted
                      for maximum    for
                      contingent     contingent
                      deferred       deferred
                      sales charge   sales
                      of 1.00%       charge

----------------------------

        The chart to the right shows the growth in value of a hypothetical $10,000 investment in Investor C Shares of Nations International Equity Fund on June 17, 1992 (inception). Investor C Shares that are redeemed within one year of purchase are subject to a 1.00% contingent deferred sales charge. Figures for the Morgan Stanley Capital International EAFE Index ("MSCI EAFE Index"), an unmanaged index used to portray the pattern of common stock price movement in Europe, Australia and the Far East, include reinvestment of dividends.


--------------------------------------------------------------------------------
THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY
WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY
BE WORTH MORE OR LESS THAN ORIGINAL COST.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.
===============================================================================





                                     [LOGO]




==============================================================================

Assumes the deduction of the maximum sales charge of 5.75% and the reinvestment of all distributions.



==============================================================================





                                    [LOGO]





==============================================================================
Assumes the reinvestment of all distributions.

NATIONS FUND, INC.
NATIONS INTERNATIONAL EQUITY FUND



--------------------------------------------------------------------------------
   PERFORMANCE COMPARISON - INVESTOR N SHARES AS OF 5/31/95
    -------------------------------------
          AVERAGE ANNUAL TOTAL RETURN
    ------------------------------------
     YEAR ENDED      (6.14)%       (1.30)%
     05/31/95
                   ---------------------
     INCEPTION
     (06/07/93)       4.37%         6.29%
     THROUGH
     05/31/95
                   ---------------------
                                  Not
                   Adjusted for   adjusted
                   maximum        for
                   contingent     contingent
                   deferred       deferred
                   sales charge   sales
                   of 5.00%       charge

----------------------------

        The chart to the right shows the growth in value of a hypothetical $10,000 investment in Investor N Shares of Nations International Equity Fund on June 7, 1993 (inception). Figures for the Morgan Stanley Capital International EAFE Index ("MSCI EAFE Index"), an unmanaged index used to portray the pattern of common stock price movement in Europe, Australia and the Far East, include reinvestment of dividends.


--------------------------------------------------------------------------------


PERFORMANCE COMPARISON - TRUST A SHARES AS OF 5/31/95

    ------------------------------------
          AVERAGE ANNUAL TOTAL RETURN
    ------------------------------------
     YEAR ENDED             (0.46)%
     05/31/95
                   ---------------------
     INCEPTION
     (12/02/91)              6.01%
     THROUGH
     05/31/95

----------------------------

        The chart to the right shows the growth in value of a hypothetical $10,000 investment in Trust A Shares of Nations International Equity Fund on December 2, 1991 (inception). Figures for the Morgan Stanley Capital International EAFE Index ("MSCI EAFE Index"), an unmanaged index used to portray the pattern of common stock price movement in Europe, Australia and the Far East, include reinvestment of dividends.



--------------------------------------------------------------------------------
THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

===============================================================================



                                     [LOGO]




==============================================================================
Assumes the deduction of the maximum contingent deferred sales charge of 5.00% and the reinvestment of all distributions.

==============================================================================





                                     [LOGO]



==============================================================================
                Assumes the reinvestment of all distributions.

NATIONS FUND, INC.
NATIONS PRIME FUND
--------------------------------------------------------------------------------

   SCHEDULE OF INVESTMENTS                                          MAY 31, 1995
 PRINCIPAL                             MATURITY        VALUE
   AMOUNT                                DATE         (NOTE 1)
-----------------------------------------------------------------
CERTIFICATES OF DEPOSIT -- YANKEE -- 1.9%
               Mitsubishi Bank, Ltd.:
$ 25,000,000   6.060%................. 08/10/95    $   25,000,000
  50,000,000   6.000%................. 08/30/95        50,000,000
                                                   --------------
               TOTAL CERTIFICATES OF
                 DEPOSIT -- YANKEE
                 (Cost $75,000,000)...                 75,000,000
                                                   ==============
CORPORATE OBLIGATIONS -- 78.2%
               COMMERCIAL PAPER -- 58.8%
               A.H. Robbins Company:
  16,000,000   Discount note (a)...... 06/05/95        15,989,316
  16,500,000   Discount note (a)...... 08/28/95        16,223,717
  10,300,000   Allianz of America
                 Financial
                 Corporation, Discount
                 note (a)............. 09/05/95        10,128,333
               American Home Food
                 Products Corporation:
  15,000,000   Discount note (a)...... 08/31/95        14,740,271
  15,000,000   Discount note (a)...... 09/26/95        14,658,750
               American Home Products
                 Corporation:
  20,000,000   Discount note (a)...... 06/05/95        19,986,644
  30,000,000   Discount note (a)...... 07/07/95        29,820,900
  20,000,000   Discount note (a)...... 07/17/95        19,847,689
   8,000,000   Discount note (a)...... 09/05/95         7,873,067
               Bankers Trust N.Y.
                 Corporation:
  15,000,000   Discount note.......... 06/23/95        14,948,667
  25,000,000   Discount note.......... 07/11/95        24,834,444
  50,000,000   Discount note.......... 08/09/95        49,427,875
               Barnett Banks, Inc.:
   7,095,000   Discount note.......... 06/02/95         7,093,812
  25,000,000   Discount note.......... 06/02/95        24,995,820
  25,000,000   Discount note.......... 06/02/95        24,995,813
  30,000,000   Discount note.......... 06/09/95        29,960,133
  20,000,000   Discount note.......... 06/13/95        19,960,133
  10,000,000   Discount note.......... 06/14/95         9,978,405
  35,000,000   Discount note.......... 06/15/95        34,918,606
  10,000,000   Discount note.......... 06/19/95         9,969,950
               BICC Cables
                 Corporation:
  18,000,000   Discount note.......... 09/11/95        17,681,250
  10,000,000   Discount note.......... 11/17/95         9,723,028
  10,000,000   Discount note.......... 11/20/95         9,715,722
               Caterpillar Financial
                 Services Corporation:
  20,000,000   Discount note.......... 09/28/95        19,607,961
  13,800,000   Discount note.......... 11/02/95        13,446,981
  22,000,000   Discount note.......... 11/08/95        21,416,267
  15,000,000   Discount note.......... 11/09/95        14,598,842
  10,000,000   Discount note.......... 11/09/95         9,733,903
  53,000,000   Discount note.......... 11/14/95        51,543,442
  10,000,000   Discount note.......... 11/16/95         9,721,867
  16,500,000   Discount note.......... 11/16/95        16,039,540
  15,500,000   Discount note.......... 12/06/95        15,024,047
               Chrysler Financial
                 Corporation:
  23,000,000   Discount note.......... 06/06/95        22,980,450
  15,000,000   Discount note.......... 06/09/95        14,979,833
  15,000,000   Discount note.......... 06/21/95        14,949,500
  20,000,000   Discount note.......... 06/29/95        19,904,644
  25,000,000   Discount note.......... 07/06/95        24,851,979
  29,000,000   Discount note.......... 07/10/95        28,807,730



 PRINCIPAL                             MATURITY        VALUE
   AMOUNT                                DATE         (NOTE 1)
-----------------------------------------------------------------
CORPORATE OBLIGATIONS -- (CONTINUED)
               COMMERCIAL PAPER -- (CONTINUED)
               Chrysler Financial
                 Corporation:
                 (continued)
$ 25,000,000   Discount note.......... 09/26/95    $   24,518,187
  20,000,000   Discount note.......... 11/21/95        19,437,750
  53,705,000   Cogentrix of Richmond,
                 Inc., Banque Paribas,
                 LOC,
               Discount note.......... 06/19/95        53,544,422
  13,853,000   Copley Financing
                 Corporation, Discount
                 note (a)............. 07/06/95        13,772,191
  12,200,000   Corporate Asset Funding
                 Company, Inc.,
                 Discount note........ 06/19/95        12,165,687
  25,000,000   Countrywide Funding
                 Corporation, Discount
                 note (a)............. 06/16/95        24,937,292
  15,000,000   Dean Witter Discover &
                 Company, Discount
                 note................. 12/15/95        14,491,083
               Dynamic Funding
                 Corporation:
  11,531,000   Discount note.......... 06/15/95        11,503,511
  25,000,000   Discount note.......... 07/07/95        24,850,000
   5,000,000   Discount note.......... 07/10/95         4,967,500
  10,000,000   Discount note.......... 07/14/95         9,926,661
  10,000,000   Discount note.......... 07/19/95         9,918,000
  32,911,000   Discount note.......... 07/31/95        32,580,244
 100,000,000   Discount note.......... 07/31/95        98,993,333
               General Electric
                 Capital Corporation:
  15,000,000   Discount note.......... 08/31/95        14,737,237
  30,000,000   Discount note.......... 11/01/95        29,238,825
               General Motors
                 Acceptance
                 Corporation:
  40,000,000   Discount note.......... 06/06/95        39,966,667
  10,000,000   Discount note.......... 07/03/95         9,940,444
   8,000,000   Discount note.......... 09/05/95         7,864,533
  20,000,000   Discount note.......... 09/05/95        19,661,334
  30,000,000   Discount note.......... 09/18/95        29,432,291
  15,000,000   Discount note.......... 09/25/95        14,695,500
  30,000,000   Discount note.......... 10/02/95        29,354,250
               Generale Bank:
  15,000,000   Discount note.......... 06/23/95        14,948,208
  20,000,000   Discount note.......... 06/29/95        19,910,244
  25,000,000   Goldman Sachs Group
                 L.P.,
                 Discount note........ 09/01/95        24,555,333
  29,000,000   Hertz Corporation
                 (The), Discount
                 note................. 06/30/95        28,857,264
  25,000,000   Honeywell, Inc.,
                 Discount note........ 12/11/95        24,158,305
               ITT Financial
                 Corporation:
  42,000,000   Discount note.......... 06/08/95        41,949,204
  25,500,000   Discount note.......... 06/12/95        25,452,081
  20,000,000   Discount note.......... 06/23/95        19,926,544
  20,000,000   Discount note.......... 06/23/95        19,926,300
  15,845,000   Discount note.......... 06/27/95        15,775,194
  30,000,000   Nationwide Building
                 Society,
                 Discount note........ 06/20/95        29,905,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND, INC.
NATIONS PRIME FUND
--------------------------------------------------------------------------------

   SCHEDULE OF INVESTMENTS (CONTINUED)                              MAY 31, 1995
 PRINCIPAL                             MATURITY        VALUE
   AMOUNT                                DATE         (NOTE 1)
-----------------------------------------------------------------
CORPORATE OBLIGATIONS -- (CONTINUED)
               COMMERCIAL PAPER -- (CONTINUED)
$ 50,000,000   New Center Asset Trust,
                 Discount note........ 10/02/95    $   48,976,708
               NYNEX Corporation:
  20,000,000   Discount note.......... 06/23/95        19,924,222
  23,386,000   Discount note.......... 06/26/95        23,288,234
  25,000,000   Discount note.......... 08/08/95        24,716,667
               ODC Capital
                 Corporation:
  15,000,000   Discount note (a)...... 06/01/95        15,000,000
  30,000,000   Discount note (a)...... 06/05/95        29,980,000
  27,080,000   Discount note (a)...... 06/20/95        26,994,390
  25,000,000   Orix America Inc.,
                 Sanwa Bank, LOC,
                 Discount note (a).... 06/01/95        25,000,000
  20,000,000   Panasonic Finance,
                 Inc., Discount note
                 (a).................. 11/09/95        19,471,383
               Sears Roebuck
                 Acceptance
                 Corporation:
  25,000,000   Discount note.......... 07/12/95        24,808,809
  20,000,000   Discount note.......... 07/12/95        19,846,933
  45,000,000   Discount note.......... 07/18/95        44,606,375
  25,000,000   Discount note.......... 10/06/95        24,392,781
               Sharp Electronics
                 Corporation:
  10,000,000   Discount note.......... 06/16/95         9,976,792
  10,000,000   Discount note.......... 07/07/95         9,934,300
   8,500,000   Discount note.......... 08/11/95         8,396,902
  10,000,000   Discount note.......... 09/08/95         9,827,575
  20,000,000   Discount note.......... 11/09/95        19,463,333
               SRD Finance Inc.:
  10,000,000   Bank of Tokyo, LOC,
                 Discount note........ 06/15/95         9,976,667
  32,000,000   Sumitomo Bank, LOC,
                 Discount note........ 06/15/95        31,925,582
               Sumitomo Corporation of
                 America:
   9,278,000   Discount note.......... 08/28/95         9,136,253
  15,000,000   Discount note.......... 09/15/95        14,700,992
  10,000,000   Discount note.......... 10/03/95         9,758,889
   8,000,000   Discount note.......... 10/06/95         7,806,677
               TI Group, Inc.:
  25,000,000   Discount note (a)...... 06/26/95        24,885,417
  13,000,000   Discount note (a)...... 07/07/95        12,913,290
               Toshiba America, Inc.:
  10,200,000   Discount note.......... 07/24/95        10,106,897
  10,000,000   Discount note.......... 08/11/95         9,882,653
   9,000,000   Toshiba International
                 Finance, Inc.,
                 Mitsubishi Bank Ltd.,
                 LOC,
               Discount note.......... 09/26/95         8,825,963
  19,098,000   Towson Town Center,
                 Inc.,
                 Discount note........ 07/18/95        18,948,648
               Tri-Lateral Capital
                 (USA) Inc.:
  12,000,000   Discount note (a)...... 06/01/95        12,000,000
  20,000,000   Discount note (a)...... 06/05/95        19,986,400
  50,000,000   Discount note (a)...... 06/09/95        49,932,778
  20,283,000   Discount note (a)...... 06/13/95        20,241,623
  20,104,000   Discount note (a)...... 06/15/95        20,057,091
  10,000,000   Discount note (a)...... 07/17/95         9,922,439
  10,400,000   Discount note (a)...... 07/28/95        10,300,541



 PRINCIPAL                             MATURITY        VALUE
   AMOUNT                                DATE         (NOTE 1)
-----------------------------------------------------------------
CORPORATE OBLIGATIONS -- (CONTINUED)
               COMMERCIAL PAPER -- (CONTINUED)
               Tri-Lateral Capital
                 (USA) Inc.: (continued)
$ 20,000,000   Discount note (a)...... 08/14/95    $   19,752,100
  20,314,000   Discount note (a)...... 08/24/95        20,028,656
  10,153,000   Discount note (a)...... 08/29/95        10,003,150
  15,000,000   XEROX Credit
                 Corporation,
                 Discount note........ 06/12/95        14,974,792
                                                   --------------
                                                    2,331,612,852
                                                   --------------
               CORPORATE NOTES -- 19.4%
               Bear Stearns & Company,
                 Inc.:
  25,000,000   6.270%+................ 06/01/95++      25,000,000
  25,000,000   5.920%+................ 06/07/95++      25,000,000
  20,000,000   6.563%+................ 06/15/95++      20,004,212
  25,000,000   6.350%+................ 07/17/95++      25,000,000
  25,000,000   6.288%+................ 08/09/95++      25,000,000
  50,000,000   6.250%+................ 08/22/95++      50,008,877
  25,000,000   6.450%................. 10/16/95        25,000,000
               CS First Boston:
  25,000,000   6.113%+................ 06/02/95++      25,000,000
  50,000,000   6.113%+................ 06/22/95++      50,000,000
               General Electric
                 Capital Corporation:
  30,000,000   6.350%+................ 06/01/95++      30,003,960
  50,000,000   6.350%+................ 06/01/95++      50,000,000
               General Motors
                 Acceptance
                 Corporation:
  24,000,000   6.345%+................ 06/01/95++      24,000,000
  20,000,000   6.450%+................ 07/18/95++      20,003,948
   4,626,801   IBM Credit Corporation,
                 5.330%............... 08/15/95         4,626,435
  15,000,000   Lehman Brothers
                 Holdings Inc.,
                 6.130%+.............. 06/02/95++      15,000,000
               Merrill Lynch & Company
                 Inc.:
  24,500,000   6.220%+................ 06/01/95++      24,500,000
 100,000,000   6.280%+................ 06/01/95++     100,000,000
  50,000,000   5.910%+................ 06/07/95++      50,000,000
  15,000,000   6.091%+................ 06/08/95++      15,000,000
   5,000,000   Mitsubishi Electric
                 Finance Company,
                 5.100% (a)........... 02/16/96         4,942,816
  50,000,000   PNC Bank,
                 5.840%+.............. 06/07/95++      50,000,000
  13,000,000   Sears Roebuck
                 Acceptance
                 Corporation,
                 6.306%+.............. 06/21/95++      13,004,443
 100,000,000   Shawmut National Bank,
                 6.240%+.............. 06/01/95++     100,000,000
                                                   --------------
                                                      771,094,691
                                                   --------------
               TOTAL CORPORATE
                 OBLIGATIONS
                 (Cost $3,102,707,543)......        3,102,707,543
                                                   ==============
GUARANTEED INVESTMENT CONTRACTS -- 10.1%
               Allstate Life Insurance
                 Company:#
  25,000,000   6.325%**+.............. 08/29/95++      25,000,000
  25,000,000   6.325%**+.............. 08/29/95++      25,000,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND, INC.
NATIONS PRIME FUND
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)                              MAY 31, 1995
 PRINCIPAL                             MATURITY        VALUE
   AMOUNT                                DATE         (NOTE 1)
-----------------------------------------------------------------
GUARANTEED INVESTMENT CONTRACTS -- (CONTINUED)
$ 25,000,000   Anchor National Life
                 Insurance,#
               6.183%**+.............. 08/29/95++  $   25,000,000
               Commonwealth Life
                 Insurance Company,
                 Inc.:#
  10,000,000   6.330**+............... 11/27/95++      10,000,000
  62,000,000   6.330**+............... 11/27/95++      62,000,000
  60,000,000   Life Insurance Company
                 of Georgia,#
                 6.350%**+............ 11/27/95++      60,000,000
               Life Insurance Company
                 of Virginia:#
  50,000,000   6.097%**+.............. 06/07/95++      50,000,000
  25,000,000   6.125%**+.............. 06/07/95++      25,000,000
  25,000,000   6.125%**+.............. 06/07/95++      25,000,000
  20,000,000   Peoples Security Life
                 Insurance Company,#
                 6.330%**+............ 11/27/95++      20,000,000
  50,000,000   Sun Life Insurance
                 Company,#
                 6.430%**+............ 11/27/95++      50,000,000
  25,000,000   Travelers Life
                 Insurance Company,#
                 6.163%**+............ 06/30/95++      25,000,000
                                                   --------------
               TOTAL GUARANTEED
                 INVESTMENT CONTRACTS
                 (Cost $402,000,000)........          402,000,000
                                                   ==============
PROMISSORY NOTE -- 1.2% (Cost $50,000,000)
  50,000,000   Goldman Sachs Group,
                 L.P.,**
                 6.313%............... 10/02/95        50,000,000
                                                   ==============
U.S. GOVERNMENT OBLIGATIONS -- 7.2%
               Federal Home Loan Bank:
   5,000,000   6.250%+................ 06/01/95++       5,000,000
  20,000,000   6.400%+................ 06/01/95++      20,000,000
  18,000,000   4.807%+................ 06/30/95++      18,000,000
               Student Loan Marketing
                 Association:
  20,000,000   5.990%+................ 06/07/95++      20,000,000
  30,000,000   6.000%+................ 06/07/95++      30,000,000
  11,600,000   6.010%+................ 06/07/95++      11,534,616
  12,000,000   6.010%+................ 06/07/95++      12,000,000
  47,500,000   6.030%+................ 06/07/95++      47,238,868
  21,000,000   6.030%+................ 06/07/95++      20,957,059
  70,000,000   6.120%+................ 06/07/95++      70,000,000
  10,000,000   6.170%+................ 06/07/95++      10,000,000
  20,000,000   5.480%+................ 06/30/95++      19,995,487
                                                   --------------
               TOTAL U.S. GOVERNMENT
                 OBLIGATIONS
                 (Cost $284,726,030)........          284,726,030
                                                   ==============


 PRINCIPAL                             MATURITY        VALUE
   AMOUNT                                DATE         (NOTE 1)
-----------------------------------------------------------------
TIME DEPOSIT -- EURO -- 1.2% (Cost $50,000,000)
$ 50,000,000   Mitsubishi Bank Ltd.,
                 6.219%............... 06/01/95    $   50,000,000
                                                   ==============
   SHARES
-----------
MONEY MARKET FUNDS -- 0.9%
  34,485,000   Dreyfus Cash Manage-
                 ment Plus Fund.......                 34,485,000
     161,000   Fidelity Institutional
                 Cash Portfolio.......                    161,000
                                                   --------------
               TOTAL MONEY MARKET
                 FUNDS (Cost $34,646,000)..            34,646,000
                                                   ==============
TOTAL INVESTMENTS
  (Cost $3,999,079,573*)..............   100.7%     3,999,079,573
OTHER ASSETS AND
  LIABILITIES (NET)...................    (0.7)       (31,078,965)
                                         -----     --------------
NET ASSETS............................   100.0%    $3,968,000,608
                                         =====     ==============

---------------

  * Aggregate cost for Federal tax purposes.

 ** Restricted Security (Note 6).

  + Floating/variable rate note. The interest rate shown reflects the rate in effect at May 31, 1995.

 ++ Reset date. Interest rates reset either daily, weekly, monthly, quarterly or semi-annually.

 # Security subject to a demand feature which allows the Fund to put the security back to the issuer with notice ranging from 7-180 calendar days.

(a) Securities are not registered under the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

ABBREVIATION:

LOC       Letter of Credit

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND, INC.
NATIONS TREASURY FUND
--------------------------------------------------------------------------------

   SCHEDULE OF INVESTMENTS                                          MAY 31, 1995

 PRINCIPAL                              MATURITY       VALUE
   AMOUNT                                 DATE        (NOTE 1)
-----------------------------------------------------------------
U.S. TREASURY SECURITIES -- 27.3%
               U.S. TREASURY BILLS -- 22.7%
$100,000,000   Discount note#.........  06/01/95   $  100,000,000
   5,000,000   Discount note..........  06/01/95        5,000,000
  25,000,000   Discount note#.........  06/15/95       24,944,097
  25,000,000   Discount note#.........  07/20/95       24,795,663
  25,000,000   Discount note#.........  07/27/95       24,766,278
  80,000,000   Discount note#.........  08/10/95       79,062,583
  50,000,000   Discount note#.........  08/17/95       49,363,146
  50,000,000   Discount note#.........  08/24/95       49,308,167
  60,000,000   Discount note#.........  08/31/95       59,096,067
  30,000,000   Discount note#.........  09/07/95       29,516,533
 145,000,000   Discount note#.........  10/19/95      141,728,667
  25,000,000   Discount note#.........  10/26/95       24,410,469
  50,000,000   Discount note#.........  11/16/95       48,548,667
  25,000,000   Discount note..........  02/08/96       23,985,000
  25,000,000   Discount note..........  05/02/96       23,705,000
                                                   --------------
                                                      708,230,337
                                                   --------------
               U.S. TREASURY NOTES -- 4.6%
  25,000,000   4.250%.................  11/30/95       24,778,430
  25,000,000   4.250%.................  12/31/95       24,675,694
  25,000,000   4.625%.................  02/15/96       24,778,567
  25,000,000   4.625%.................  02/29/96       24,745,227
  45,000,000   5.875%.................  05/31/96       44,951,981
                                                   --------------
                                                      143,929,899
                                                   --------------
               TOTAL U.S. TREASURY
                 SECURITIES
                 (Cost $852,160,236)........          852,160,236
                                                   ==============
REPURCHASE AGREEMENTS -- FIXED RATE -- 81.1%
 572,000,000   Agreement with Bankers Trust N.Y.
                 Corporation, 6.100% dated
                 05/31/95, to be repurchased at
                 $572,096,922 on 06/01/95,
                 collateralized by: $441,715,274 U.S.
                 Treasury Strips, Principal Only,
                 due 11/24/95 - 04/04/96;
                 $141,958,495 U.S. Treasury Bond,
                 8.750% due 11/15/08......            572,000,000
 655,945,000   Agreement with CS First Boston
                 Corporation. Interest is payable
                 monthly. The agreement is
                 terminable by the Fund within
                 seven calendar days. The final
                 maturity date is 07/03/95,
                 collateralized by: $360,138,706 U.S.
                 Treasury Bond, 6.250% due
                 08/15/23; $100,562,000 U.S.
                 Treasury Bond, 8.375% due
                 08/15/00; $208,366,467 U.S.
                 Treasury Bond, 11.750% due
                 02/15/10##...                        655,945,000
 156,000,000   Agreement with Deutsche Bank,
                 6.125% dated 05/31/95, to be
                 repurchased at $156,026,542 on
                 06/01/95, collateralized by:
                 $51,206,512 U.S. Treasury Bond,
                 10.750% due 05/15/03;
                 $67,863,146 U.S. Treasury Notes,
                 4.125% - 10.500% due 06/30/95 -
                 02/15/01; $40,051,093 U.S.
                 Treasury Strip, due 11/16/95.....    156,000,000



 PRINCIPAL                                            VALUE
   AMOUNT                                            (NOTE 1)
----------------------------------------------------------------

REPURCHASE AGREEMENTS -- FIXED RATE -- (CONTINUED)
$ 56,000,000   Agreement with Goldman, Sachs &
                 Company, 6.050% dated 05/31/95,
                 to be repurchased at $56,009,411
                 on 06/01/95, collateralized by:
                 $44,597,290 U.S. Treasury Strips,
                 Principal Only, due 08/15/98 -
                 05/15/21; $12,523,526 U.S.
                 Treasury Note, 6.500% due
                 05/15/05............              $   56,000,000
 156,000,000   Agreement with HSBC Securities,
                 6.150% dated 05/31/95, to be
                 repurchased at $156,026,650 on
                 06/01/95, collateralized by:
                 $159,122,073 U.S. Treasury Notes,
                 4.750% - 9.250% due 07/15/97 -
                 11/15/99............                 156,000,000
  56,000,000   Agreement with Lehman Brothers
                 Inc., 6.100% dated 05/31/95, to be
                 repurchased at $56,009,489 on
                 06/01/95, collateralized by:
                 $57,107,484 U.S. Treasury Bonds,
                 10.375% - 13.875% due 11/15/10 -
                 08/15/13............                  56,000,000
  81,000,000   Agreement with Merrill Lynch &
                 Company, 6.100% dated 05/31/95,
                 to be repurchased at $81,013,725
                 on 06/01/95, collateralized by:
                 $82,624,106 U.S. Treasury Bonds,
                 9.875% - 10.625% due 08/15/15 -
                 11/15/15.......................       81,000,000
 156,000,000   Agreement with Morgan (J.P.)
                 Securities Inc., 6.100% dated
                 05/31/95, to be repurchased at
                 $156,026,433 on 06/01/95,
                 collateralized by: $159,120,007 U.S.
                 Treasury Notes, 6.375% - 6.875%
                 due 04/30/97 - 07/15/99............  156,000,000
 156,000,000   Agreement with Morgan Stanley
                 Group Inc., 5.980% dated
                 05/31/95, to be repurchased at
                 $156,025,913 on 06/01/95,
                 collateralized by: $30,315,109 U.S.
                 Treasury Bonds, 9.000% - 10.750%
                 due 02/15/03 - 11/15/18;
                 $128,965,189 U.S. Treasury Notes,
                 4.000% - 8.500% due 01/31/96 -
                 02/15/01............                 156,000,000
 140,000,000   Agreement with Smith Barney &
                 Company, 5.950% dated 05/05/95,
                 to be repurchased at $140,717,306
                 on 06/05/95, collateralized by:
                 $8,393,207 U.S. Treasury Strips,
                 Principal Only, due 06/22/95 -
                 07/27/95; $37,972,353 U.S.
                 Treasury Bonds, 7.500% - 8.875%
                 due 11/15/16 - 08/15/17;
                 $96,435,329 U.S. Treasury Notes,
                 5.875% - 9.375% due 04/15/96 -
                 02/15/05............                 140,000,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND, INC.
NATIONS TREASURY FUND
--------------------------------------------------------------------------------

   SCHEDULE OF INVESTMENTS (CONTINUED)                              MAY 31, 1995
 PRINCIPAL                                            VALUE
   AMOUNT                                            (NOTE 1)
----------------------------------------------------------------
REPURCHASE AGREEMENTS -- FIXED RATE -- (CONTINUED)
$ 15,000,000   Agreement with Smith Barney &
                 Company, 6.110% dated 05/31/95,
                 to be repurchased at $15,002,546
                 on 06/01/95, collateralized by:
                 $5,023,967 U.S. Treasury Bond,
                 8.500% due 02/15/20; $10,276,608
                 U.S. Treasury Notes, 5.125% -
                 6.375% due 06/30/97 - 12/31/98.. $   15,000,000
 330,000,000   Agreement with UBS Securities, Inc.,
                 6.180% dated 05/31/95, to be
                 repurchased at $330,056,650 on
                 06/01/95, collateralized by:
                 $336,601,125 U.S. Treasury Notes,
                 5.500% - 8.875% due 04/15/97 -
                01/31/98............                 330,000,000
                                                  --------------
               TOTAL REPURCHASE
                 AGREEMENTS -- FIXED RATE
                   (Cost $2,529,945,000)........   2,529,945,000
                                                  ==============
REPURCHASE AGREEMENTS - TERM - 8.8%
 100,000,000   Agreement with Goldman, Sachs &
                 Company 6.200%+, terminable by
                 the Fund daily, with a final
                 maturity date of 08/29/95. Interest
                 receivable as of May 31, 1995 was
                 $34,444, collateralized by:
                 $10,499,337 U.S. Treasury Note,
                 6.500% due 05/15/05; $66,550,512
                 U.S. Treasury Strips, Interest Only,
                 due 11/15/04 - 05/15/23;
                 $24,950,314 U.S. Treasury Strips,
                 Principal Only, due 02/15/99 -
                 05/15/20............                100,000,000
 100,000,000   Agreement with Lehman Brothers
                 Inc. 6.1675%+, terminable by the
                 Fund within seven calendar days,
                 with a final maturity date of
                 11/02/95. Interest receivable as of
                 May 31, 1995 was $400,229,
                 collateralized by: $101,972,185 U.S.
                 Treasury Bonds, 6.250% - 8.750%
                 due 08/15/19 - 08/15/23.........    100,000,000



 PRINCIPAL                                            VALUE
   AMOUNT                                            (NOTE 1)
----------------------------------------------------------------
REPURCHASE AGREEMENTS - TERM -- (CONTINUED)
$ 75,000,000   Agreement with Merrill Lynch &
                 Company**, 6.250%+ dated
                 04/12/95, to be repurchased on
                 04/11/96. Interest receivable as of
                 May 31, 1995 was $651,042,
                 collateralized by: $76,505,153 U.S.
                 Treasury Bonds, 9.250% - 9.875%
                 due 11/15/15 - 02/15/16........  $   75,000,000
                                                  --------------
               TOTAL REPURCHASE
                 AGREEMENTS -- TERM
                   (Cost $275,000,000)..........     275,000,000
                                                  ==============
               TOTAL REPURCHASE AGREEMENTS
                 (Cost $2,804,945,000)..........   2,804,945,000
                                                  ==============
   SHARES
-----------
MONEY MARKET FUNDS -- 4.1%
  42,375,000   AIM Treasury Fund................      42,375,000
  29,844,000   Dreyfus Treasury Cash Management.      29,844,000
  55,971,000   Fidelity Institutional Cash Portfolio. 55,971,000
                                                   -------------
               TOTAL MONEY
                 MARKET FUNDS
                 (Cost $128,190,000)............     128,190,000
                                                   ==============
TOTAL INVESTMENTS
  (Cost $3,785,295,236*)..............   121.3%     3,785,295,236
OTHER ASSETS AND
  LIABILITIES (NET)...................   (21.3)      (665,198,136)
                                         -----     ==============
NET ASSETS............................   100.0%    $3,120,097,100
                                         =====     ==============

---------------

 * Aggregate cost for Federal tax purposes.

 ** Restricted security (Note 6).

 + Rate resets daily. The interest rate shown reflects the rate currently in effect.

 # Denotes securities subject to repurchase under reverse repurchase agreements as of May 31, 1995 (Note 1).

## Securities segregated as collateral for reverse repurchase agreement.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND, INC.
Nations Equity Income Fund
--------------------------------------------------------------------------------

   SCHEDULE OF INVESTMENTS                                          MAY 31, 1995
                                                      VALUE
  SHARES                                             (NOTE 1)
---------------------------------------------------------------
COMMON STOCKS -- 67.1%
              AEROSPACE AND DEFENSE -- 0.5%
     29,600   Raytheon Company...................  $  2,294,000
                                                   ------------
              APPAREL AND TEXTILES -- 1.3%
    114,800   Liz Claiborne, Inc. ...............     2,037,700
     58,600   V.F. Corporation...................     3,120,450
                                                   ------------
                                                      5,158,150
                                                   ------------
              AUTOMOTIVE ACCESSORIES -- 1.9%
    256,600   Federal-Mogul Corporation..........     4,618,800
     67,300   Goodyear Tire & Rubber Company.....     2,843,425
                                                   ------------
                                                      7,462,225
                                                   ------------
              BUSINESS EQUIPMENT AND PERIPHERALS -- 0.8%
     85,200   Pitney Bowes Inc. .................     3,152,400
                                                   ------------
              CHEMICALS -- BASIC -- 2.5%
     34,100   du Pont (E.I.) de Nemours
                & Company........................     2,314,538
     62,100   Olin Corporation...................     3,353,400
    100,900   PPG Industries Inc. ...............     4,199,961
                                                   ------------
                                                      9,867,899
                                                   ------------
              CHEMICALS -- SPECIALTY -- 2.1%
    107,200   Lubrizol Corporation...............     3,738,600
    170,100   Witco Corporation..................     4,677,750
                                                   ------------
                                                      8,416,350
                                                   ------------
              DIVERSIFIED HEALTHCARE -- 0.9%
    101,100   Mallinckrodt Group Inc. ...........     3,677,513
                                                   ------------
              DRUGS -- MEDICAL SUPPLIES -- 4.4%
    103,100   Bausch & Lomb Inc. ................     4,188,437
     74,655   Bristol-Myers Squibb Company.......     4,955,226
    125,700   Rhone-Poulenc Rorer................     5,185,125
     97,900   Upjohn Company.....................     3,561,113
                                                   ------------
                                                     17,889,901
                                                   ------------
              ELECTRIC UTILITIES -- NON-NUCLEAR -- 2.0%
    177,400   Baltimore Gas & Electric Company...     4,612,400
    124,300   CINergy Corporation................     3,309,487
                                                   ------------
                                                      7,921,887
                                                   ------------
              ELECTRIC UTILITIES -- NUCLEAR -- 2.1%
    117,900   Detroit Edison Company.............     3,551,737
    177,700   PECO Energy Company................     4,997,812
                                                   ------------
                                                      8,549,549
                                                   ------------
              ELECTRICAL EQUIPMENT -- 1.6%
     45,000   General Electric Company...........     2,610,000
     60,300   Minnesota Mining & Manufacturing
                Company..........................     3,610,463
                                                   ------------
                                                      6,220,463
                                                   ------------
              ELECTRONIC COMPONENTS -- 1.5%
     65,700   Avnet, Inc. .......................     2,989,350
     51,900   Motorola, Inc. ....................     3,107,513
                                                   ------------
                                                      6,096,863
                                                   ------------
              FINANCE -- MISCELLANEOUS -- 0.4%
     79,700   Avalon Properties Inc., REIT.......     1,574,075
                                                   ------------


                                                      VALUE
  SHARES                                             (NOTE 1)
---------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
              FOOD -- PACKAGED -- 2.3%
    164,400   Dean Foods Company.................  $  4,603,200
     85,200   Hershey Foods Corporation..........     4,398,450
                                                   ------------
                                                      9,001,650
                                                   ------------
              GAS UTILITIES -- 2.1%
    157,700   Brooklyn Union Gas Company.........     3,981,925
    157,700   NICOR Inc. ........................     4,198,762
                                                   ------------
                                                      8,180,687
                                                   ------------
              HOUSEHOLD PRODUCTS -- 2.0%
     78,900   Clorox Company.....................     4,724,137
    188,000   Sunbeam-Oster Company, Inc. .......     3,407,500
                                                   ------------
                                                      8,131,637
                                                   ------------
              INSURANCE -- LIFE AND SPECIALTY -- 1.0%
     87,400   Lincoln National Corporation.......     3,954,850
                                                   ------------
              INSURANCE -- OTHER -- 1.1%
     54,000   Marsh & McLennan Companies Inc. ...     4,299,750
                                                   ------------
              LONG DISTANCE -- 2.9%
    122,900   American Telephone & Telegraph
                Company..........................     6,237,175
    157,200   Sprint Corporation.................     5,266,200
                                                   ------------
                                                     11,503,375
                                                   ------------
              MEDIA -- 1.0%
     76,600   Dun & Bradstreet Corporation.......     4,059,800
                                                   ------------
              MONEY CENTER BANKS -- 2.2%
     57,000   BankAmerica Corporation............     2,978,250
     42,500   Bankers Trust NY Corporation.......     2,666,875
     68,100   Chemical Banking Corporation.......     3,141,112
                                                   ------------
                                                      8,786,237
                                                   ------------
              OIL SERVICES AND EQUIPMENT -- 1.2%
    210,700   Dresser Industries, Inc. ..........     4,819,763
                                                   ------------
              PAPER AND FOREST PRODUCTS -- 2.7%
     67,200   Kimberly-Clark Corporation.........     4,032,000
     30,000   Mead Corporation...................     1,616,250
     65,880   Potlatch Corporation...............     2,824,605
     48,300   Weyerhaeuser Company...............     2,119,163
                                                   ------------
                                                     10,592,018
                                                   ------------
              PETROLEUM -- DOMESTIC -- 4.4%
    122,700   Ashland Inc. ......................     4,555,237
    128,800   Consolidated Natural Gas Company...     5,135,900
    171,900   Equitable Resources Inc. ..........     5,135,513
     48,100   Sun Company, Inc. .................     1,515,150
     42,500   Ultramar Corporation...............     1,131,563
                                                   ------------
                                                     17,473,363
                                                   ------------
              PETROLEUM -- INTERNATIONAL -- 3.6%
     63,880   Exxon Corporation..................     4,559,435
     24,200   Mobil Corporation..................     2,429,075
     49,900   Murphy Oil Corporation.............     2,183,125
     74,600   Texaco Inc.........................     5,110,100
                                                   ------------
                                                     14,281,735
                                                   ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.


NATIONS FUND, INC.
NATIONS EQUITY INCOME FUND
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)                              MAY 31, 1995
                                                      VALUE
  SHARES                                             (NOTE 1)
---------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
              PRODUCER GOODS -- MACHINERY -- 2.3%
    135,400   Briggs & Stratton Corporation......  $  4,806,700
    201,000   Keystone International Inc. .......     4,346,625
                                                   ------------
                                                      9,153,325
                                                   ------------
              REGIONAL BANKS -- 2.1%
     97,400   First of America Bank
                Corporation......................     3,518,575
    157,490   KeyCorp Inc. ......................     4,823,131
                                                   ------------
                                                      8,341,706
                                                   ------------
              RETAIL -- FOOD AND DRUG -- 1.1%
    159,000   Supervalu Inc. ....................     4,511,625
                                                   ------------
              RETAIL -- MAJOR -- 3.2%
    109,600   May Department Stores Company......     4,301,800
     93,600   Penney (J.C) Inc. .................     4,410,900
     70,900   Sears, Roebuck & Company...........     3,996,987
                                                   ------------
                                                     12,709,687
                                                   ------------
              RETAIL -- SPECIALTY -- 2.6%
    136,400   Lowe's Companies Inc. .............     3,716,900
    110,000   Melville Corporation...............     4,372,500
    161,500   TJX Companies Inc. ................     2,160,063
                                                   ------------
                                                     10,249,463
                                                   ------------
              TELECOMMUNICATIONS -- 1.3%
    259,900   Comsat Corporation, Series 1.......     5,068,050
                                                   ------------
              TELEPHONE -- BELL REGIONAL -- 4.5%
     97,200   Ameritech Corporation..............     4,313,250
     67,800   BellSouth Corporation..............     4,161,225
     47,200   Pacific Telesis Group..............     1,262,600
    101,400   SBC Communications, Inc............     4,563,000
     89,600   US West Inc........................     3,696,000
                                                   ------------
                                                     17,996,075
                                                   ------------
              TELEPHONE -- NON-BELL REGIONAL -- 1.3%
    150,900   GTE Corporation....................     5,036,287
                                                   ------------
              TRANSPORTATION -- 0.2%
     20,900   Roadway Services Inc. .............       977,075
                                                   ------------
              TOTAL COMMON STOCKS
                (Cost $251,115,294)..............   267,409,433
                                                   ============

 PRINCIPAL
  AMOUNT
----------
CONVERTIBLE BONDS & NOTES -- 6.0%
              DOMESTIC OIL -- 3.8%
$ 5,900,000   Noble Affiliates, Conv. Note,
                4.250% 11/01/03..................     5,553,375
 10,275,000   USX-Marathon Group, Sub. Deb.
                Conv.,
                7.000% 06/15/17..................     9,427,313
                                                   ------------
                                                     14,980,688
                                                   ------------
              ELECTRICAL EQUIPMENT -- 0.7%
  2,575,000   General Signal Corporation, Sub.
                Note Conv., 5.750% 06/01/02......     2,703,750
                                                   ------------
              ELECTRONIC COMPONENTS -- 0.6%
  2,404,000   Avnet, Inc., Sub. Deb. Conv.,
                6.000% 04/15/12..................     2,671,445
                                                   ------------

 PRINCIPAL                                            VALUE
  AMOUNT                                             (NOTE 1)
------------------------------------------------------------
CONVERTIBLE BONDS & NOTES -- (CONTINUED)
              TECHNOLOGY -- 0.9%
$ 2,900,000   EMC Corporation, Sub. Note Conv.,
                4.250% 01/01/01..................  $  3,762,750
                                                   ------------
              TOTAL CONVERTIBLE BONDS
                & NOTES
                (Cost $22,757,476)...............    24,118,633
                                                   ============
  SHARES
----------
FOREIGN STOCKS -- 4.3%
              CHEMICALS -- BASIC -- 1.1%
     88,800   Imperial Chemical Industry Plc,
                ADR..............................     4,506,600
                                                   ------------
              INDUSTRIAL CONGLOMERATES -- 1.2%
    237,700   Hanson Plc, ADR....................     4,516,300
                                                   ------------
              LONG DISTANCE -- 2.0%
    191,600   BCE Inc., ADR......................     6,011,450
     30,900   British Telecommunications, ADR....     1,950,563
                                                   ------------
                                                      7,962,013
                                                   ------------
              TOTAL FOREIGN STOCKS
                (Cost $16,877,436)...............    16,984,913
                                                   ============
CONVERTIBLE PREFERRED STOCK -- 0.9%
  (Cost $3,357,449)
              AUTOMOBILES -- 0.9%
     36,500   Ford Motor Company, Series A,
                $4.20, Dep. Conv. Pfd. ..........     3,485,750
                                                   ============
              TOTAL SECURITIES
                (Cost $294,107,655)..............   311,998,729
                                                   ============
 PRINCIPAL
  AMOUNT
 ----------
REPURCHASE AGREEMENT -- 24.7% (Cost $98,397,000)
$98,397,000   Agreement with CS First Boston
                Corporation, 6.050% dated 05/31/95,
                to be repurchased at $98,413,536 on
                06/01/95, collaterized by:
                $100,857,731 U.S. Treasury Bonds,
                7.625% - 11.750% due 02/15/25 -
                02/15/10.........................      98,397,000
                                                     ============
TOTAL INVESTMENTS
  (Cost $392,504,655*)..................   103.0%     410,395,729
OTHER ASSETS AND
  LIABILITIES (NET).....................    (3.0)     (12,127,596)
                                           -----     ============
NET ASSETS..............................   100.0%    $398,268,133
                                           =====     ============

---------------

* Aggregate cost for Federal tax purposes was $394,809,283.

ABBREVIATIONS:

ADR       American Depositary Receipt
Conv.     Convertible
Deb.      Debenture
Dep.      Depositary Share
Pfd.      Preferred
REIT      Real Estate Investment Trust
Sub.      Subordinated

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND, INC.
NATIONS GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

   SCHEDULE OF INVESTMENTS                                          MAY 31, 1995
 PRINCIPAL                               MATURITY       VALUE
  AMOUNT                                   DATE        (NOTE 1)
-----------------------------------------------------------------
MORTGAGE-BACKED SECURITIES -- 77.8%
              FEDERAL HOME LOAN MORTGAGE CORPORATION
                (FHLMC) CERTIFICATES -- 5.0%
$   150,695  10.000%...................  07/01/01    $    157,051
  1,470,788   9.000%...................  05/01/09       1,530,766
  1,103,672   8.000%...................  07/01/16       1,128,052
    183,311   9.000%...................  12/01/16         190,696
    232,907   8.500%...................  03/01/17         241,028
  1,809,195   8.500%+..................  05/01/17       1,865,154
     50,832   8.500%...................  06/01/17          52,404
              REMIC,
    356,933   6.000%...................  01/15/19         352,918
                                                     ------------
                                                        5,518,069
                                                     ------------
              FEDERAL NATIONAL MORTGAGE ASSOCIATION
                (FNMA) CERTIFICATES -- 29.7%
    370,152   8.000%...................  04/01/06         380,908
  3,204,324   8.000%...................  06/01/08       3,294,270
  9,752,160   8.500%...................  11/01/09      10,114,745
  1,328,800   9.000%...................  12/01/09       1,391,546
  2,925,555   9.000%...................  04/01/16       3,063,700
    439,214   8.000%...................  06/01/20         451,424
     83,767   8.500%...................  07/01/21          86,595
  7,000,000   7.500%, TBA++............  02/01/24       7,030,590
  7,000,000   7.000%, TBA++............  06/15/24       6,886,250
                                                     ------------
                                                       32,700,028
                                                     ------------
              GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
                (GNMA) CERTIFICATES -- 40.8%
    224,858   8.500%...................  09/15/04         235,662
    146,710   8.500%...................  02/15/05         154,000
     59,055   8.500%...................  12/15/05          62,000
      9,164   8.500%...................  01/15/06           9,627
    219,572   8.500%...................  03/15/06         230,656
    285,189   8.500%...................  06/15/08         300,319
  1,179,581   8.500%...................  07/15/08       1,240,955
  1,262,044   8.500%...................  08/15/08       1,327,708
     24,744   8.500%...................  09/15/09          26,073
  3,000,000   7.000%, TBA++............  11/20/09       3,020,610
    180,674   8.500%...................  06/15/16         190,226
     54,723   9.500%...................  06/15/16          58,108
     11,759   9.000%...................  08/15/16          12,406
    245,181   8.000%...................  02/15/17         253,052
     88,185   8.000%...................  06/15/17          90,802
    166,659   8.000%...................  07/15/17         172,393
     35,798   9.500%...................  12/15/18          37,837
    191,576   9.000%...................  10/15/19         201,485
    278,602   9.000%...................  04/15/20         293,011
    174,115   8.500%...................  05/15/20         181,732
    125,769   9.000%...................  08/15/20         132,274
    219,393  10.500%...................  12/15/20         240,166
     35,447   8.500%...................  03/15/21          36,798
    277,564   8.000%...................  04/15/21         284,414
     40,755   8.500%...................  07/15/21          42,309
    241,959   9.500%...................  08/15/21         255,266
     15,540   8.500%...................  09/15/21          16,132
    181,327   8.000%...................  11/15/21         185,802
    506,300   8.500%...................  11/15/21         525,600
    691,410   8.500%...................  12/15/21         717,767
    301,187   8.000%...................  03/15/22         308,621
  5,153,039   8.000%+..................  05/15/22       5,280,216
    324,861   8.500%...................  05/15/22         337,244
    297,222   8.000%...................  06/15/22         304,557
     92,037   8.000%...................  07/15/22          94,308
  3,337,031   8.500%+..................  07/15/22       3,464,239
  3,111,302   8.500%+..................  08/15/22       3,229,905
  3,000,000   7.500%, TBA++............  10/01/24       3,018,750



 PRINCIPAL                               MATURITY       VALUE
  AMOUNT                                   DATE        (NOTE 1)
-----------------------------------------------------------------
MORTGAGE-BACKED SECURITIES -- (CONTINUED)
              GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
                (GNMA) CERTIFICATES -- (CONTINUED)
$ 9,000,000   8.000%, TBA++............  01/15/25    $  9,222,120
  5,000,000   9.000%...................  05/15/25       5,242,969
  4,000,000   6.500%, TBA++............  05/15/25       3,838,720
                                                     ------------
                                                       44,876,839
                                                     ------------
              GOVERNMENT NATIONAL MORTGAGE ASSOCIATION II (GNMA
                II) CERTIFICATES -- 2.3%
    188,742   11.000%..................  10/20/20         204,077
    293,012   10.000%..................  04/20/21         311,692
    307,916   10.000%..................  06/20/21         327,546
    547,147   10.000%..................  10/20/21         582,028
    647,044   10.000%..................  11/20/21         688,294
    381,862   10.000%..................  12/20/21         406,205
                                                     ------------
                                                        2,519,842
                                                     ------------
              TOTAL MORTGAGE-BACKED
                SECURITIES
                (Cost $84,913,121).....                85,614,778
                                                     ============
U.S. GOVERNMENT AGENCY -- 1.5% (Cost $1,740,634)
  1,500,000   Federal Farm Credit
                Systems, 9.450%........  11/21/03       1,633,125
                                                     ============
U.S. TREASURY SECURITIES -- 19.4%
  5,000,000   U.S. Treasury Bill, Discount
                Note..........           09/21/95       4,931,276
              U.S. Treasury Notes:
 10,000,000   7.500%+..................  02/15/05      10,840,600
  5,500,000   6.500%+..................  05/15/05       5,584,205
                                                     ------------
              TOTAL U.S. TREASURY
                SECURITIES
                (Cost $21,073,756).....                21,356,081
                                                     ============
              TOTAL SECURITIES
                (Cost $107,727,511)....               108,603,984
                                                     ============
REPURCHASE AGREEMENT -- 30.6% (Cost $33,595,000)
 33,595,000   Agreement with CS First
                Boston Corporation,
                6.050% dated 05/31/95,
                to be repurchased at
                $33,600,646 on 06/01/95,
                collateralized by:
                $34,435,150
                U.S. Treasury Bonds,
                7.625% - 11.750% due
                02/15/10 - 02/15/25....                33,595,000
                                                     ============
TOTAL INVESTMENTS
  (Cost $141,322,511*).................    129.3%     142,198,984
OTHER ASSETS AND
  LIABILITIES (NET)....................    (29.3)     (32,261,828)
                                           -----     ------------
NET ASSETS.............................    100.0%    $109,937,156
                                           =====     ============

---------------

 * Aggregate cost for Federal tax purposes.

 + Securities segregated as collateral for dollar roll transactions.

++ Security purchased on a when-issued or delayed delivery basis (Note 1).

ABBREVIATIONS:
REMIC    Real Estate Mortgage Investment Conduit
TBA      To Be Announced

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND, INC.
NATIONS INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

   SCHEDULE OF INVESTMENTS                                          MAY 31, 1995
                                                      VALUE
  SHARES                                             (NOTE 1)
---------------------------------------------------------------
COMMON STOCKS -- 93.6%
              ARGENTINA -- 0.8%
    170,000   Banco de Galicia, ADS..............  $  2,762,500
    247,800   Compania Naviera Perez, ADR........     2,106,300
                                                   ------------
                                                      4,868,800
                                                   ------------
              AUSTRALIA -- 1.5%
  1,250,000   Australia & New Zealand Bank
                Group............................     4,489,062
    340,000   CRA Ltd............................     4,532,444
                                                   ------------
                                                      9,021,506
                                                   ------------
              BRAZIL -- 2.4%
    384,000   Aracruz Celulose S.A., ADS.........     4,368,000
    156,585   Compania Energetiva de Minas, ADR..     3,601,455
     90,000   Compania Vale Do Rio Doce, ADR.....     3,404,453
     99,000   Telebras, ADR......................     3,415,500
                                                   ------------
                                                     14,789,408
                                                   ------------
              DENMARK -- 1.2%
    135,000   Tele Danmark, Series B.............     7,657,666
                                                   ------------
              FRANCE -- 5.7%
    167,000   Banque Nationale de Paris..........     8,243,132
     42,321   Compagnie de Saint-Gobain..........     5,297,056
     91,000   Credit Local de France.............     7,994,941
     31,850   Louis Vuitton Moet Hennessey.......     6,053,522
    111,350   TOTAL, "B" Shares Ord..............     6,903,408
                                                   ------------
                                                     34,492,059
                                                   ------------
              GERMANY -- 4.6%
     37,000   Bayer AG...........................     8,936,768
      2,500   S.A.P AG...........................     3,131,524
     10,000   Schering AG........................     6,953,045
     23,500   Veba AG............................     8,935,671
                                                   ------------
                                                     27,957,008
                                                   ------------
              HONG KONG -- 6.0%
    910,000   Cheung Kong Holdings...............     4,482,179
  1,600,000   Dao Heng Bank Group................     4,757,411
    450,000   Hong Kong Electric Holdings........     1,599,809
  1,400,000   Hong Kong Land Holdings............     2,898,000
  2,100,000   Hong Kong Telecommunications.......     4,438,742
    308,323   HSBC Holdings Plc..................     4,005,851
    610,000   Jardine Strategic Holdings.........     2,135,000
    590,000   Sun Hung Kai Properties............     4,271,328
    625,000   Swire Pacific......................     4,827,705
    900,000   Wharf Holdings.....................     2,955,283
                                                   ------------
                                                     36,371,308
                                                   ------------
              INDIA -- 0.3%
     95,000   Reliance Industries, GDS+..........     1,781,250
                                                   ------------
              INDONESIA -- 0.8%
    835,500   Indofoods Sukses+..................     3,077,072
    630,000   Semen Cibinong, Alien Shares.......     1,924,096
                                                   ------------
                                                      5,001,168
                                                   ------------
              ITALY -- 1.4%
    440,000   Rinascente.........................     2,486,141
  2,421,000   Telecom Italia.....................     6,341,943
                                                   ------------
                                                      8,828,084
                                                   ------------
              JAPAN -- 29.3%
    126,000   Acom Company.......................     3,723,404
    500,000   Asahi Bank Limited.................     6,205,674



                                                      VALUE
  SHARES                                             (NOTE 1)
---------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
              JAPAN -- (CONTINUED)
    260,000   Canon Sales Company................  $  6,791,962
        880   DDI Corporation....................     5,845,863
  1,100,000   Itochu Corporation.................     6,748,227
    110,000   Mabuchi Motor Company..............     7,164,303
    990,000   Mitsubishi Heavy Industries........     6,798,936
    600,000   Mitsui Fudosan Company.............     6,730,496
    700,000   NEC Corporation....................     7,446,809
    448,000   New Japan Securities Company+......     2,330,024
    418,000   Nippon Electric Glass..............     6,176,123
    715,000   Nippon Express Company Ltd. .......     6,051,300
  1,300,000   Nippon Sanso.......................     6,100,473
  2,000,000   Nippon Steel.......................     7,186,761
        750   Nippon Telephone & Telegraph
                Corporation......................     6,205,674
  1,200,000   NTN Corporation....................     7,078,014
    550,000   Onward Kashiyama Company...........     7,541,371
    675,000   Shimizu Construction Company.......     6,861,702
    320,000   Sumitomo Bank......................     6,657,210
    560,000   Sumitomo Trust & Bank..............     7,678,487
    140,000   TDK Corporation....................     6,321,513
    475,000   Tokyo Broadcasting Systems Inc. ...     7,579,787
    200,000   Tokyo Electric Power Company.......     6,335,697
  1,100,000   Toshiba Corporation................     6,930,260
    215,000   Tostem Corporation.................     7,268,322
  1,850,000   UBE Industries Ltd.+...............     6,997,636
    500,000   Yamaichi Securities................     3,020,095
  1,010,000   Yasuda Fire & Marine Industries....     6,840,780
                                                   ------------
                                                    178,616,903
                                                   ------------
              KOREA -- 1.0%
     70,000   Korea Electric Power Corporation...     2,623,210
    192,000   Korea First Bank+..................     1,900,112
     34,000   Yukong Ltd. .......................     1,431,154
                                                   ------------
                                                      5,954,476
                                                   ------------
              MALAYSIA -- 4.4%
    412,500   Genting Berhad.....................     4,351,795
  1,275,000   Land & General Berhad..............     4,009,434
    166,666   Leader Universal Holdings..........       581,590
    625,000   Malaysian Banking Berhad...........     5,148,103
    960,000   Perusahaan Otomobil Nasional.......     3,447,352
    500,000   Tenaga Nasional Berhad.............     2,069,385
  1,070,000   United Engineers (Malaysia) Berhad.     7,076,892
                                                   ------------
                                                     26,684,551
                                                   ------------
              MEXICO -- 0.3%
    165,000   Desc SA de CV, ADR+................     2,083,125
                                                   ------------
              NETHERLANDS -- 3.8%
     39,900   Akzo Group N.V. ...................     4,855,702
    631,000   Elsevier N.V. .....................     7,300,101
    190,000   Polygram...........................    11,086,737
                                                   ------------
                                                     23,242,540
                                                   ------------
              SINGAPORE -- 2.8%
    300,000   Development Bank of Singapore......     3,510,409
    330,000   Overseas Chinese Banking Corporation,
                Alien Shares.....................     4,050,969
    300,000   Singapore International Airlines,
                Alien Shares.....................     2,864,322
    210,000   Singapore Press Holdings...........     3,919,598

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND, INC.
NATIONS INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

   SCHEDULE OF INVESTMENTS (CONTINUED)                              MAY 31, 1995
                                                      VALUE
  SHARES                                             (NOTE 1)
---------------------------------------------------------------

COMMON STOCKS -- (CONTINUED)
              SINGAPORE -- (CONTINUED)
  1,250,000   United Overseas Land...............  $  2,665,111
                                                   ------------
                                                     17,010,409
                                                   ------------
              SPAIN -- 1.8%
     35,000   Banco Popular de Espanol...........     5,246,069
    171,000   Repsol SA..........................     5,531,223
                                                   ------------
                                                     10,777,292
                                                   ------------
              SWEDEN -- 1.9%
    500,000   Atlas Copco AB "B".................     7,282,578
    232,500   Volvo AB "B".......................     4,082,667
                                                   ------------
                                                     11,365,245
                                                   ------------
              SWITZERLAND -- 3.8%
      7,280   Brown Boveri & Cie AG..............     7,426,535
      1,260   Roche Holdings AG..................     7,754,261
      6,600   Zurich Versicherungs...............     7,710,835
                                                   ------------
                                                     22,891,631
                                                   ------------
              THAILAND -- 1.6%
     85,000   Advanced Information Services Public    1,291,532
    225,000   Bangkok Bank Public Company Ltd....     2,461,507
     44,000   Siam Cement Company................     2,820,421
    365,000   Thai Farmers Bank Public Company...     3,460,697
                                                   ------------
                                                     10,034,157
                                                   ------------
              TURKEY -- 0.1%
    224,850   Turkiye Garanti Bankasi, GDR.......       505,913
    139,149   Turkiye Garanti Bankasi, ADR.......       313,085
                                                   ------------
                                                        818,998
                                                   ------------
              UNITED KINGDOM -- 17.9%
  1,650,000   Allied Colloids....................     3,455,399
    775,000   Allied Irish Banks.................     3,657,876
    250,000   Amersham International Plc.........     3,565,661
    900,000   Argos..............................     6,068,366
    800,000   B.A.T. Industries..................     6,219,083
    550,000   Barclays Plc.......................     5,889,884
  1,100,000   BPB Industries.....................     5,427,419
    765,000   British Airport Authority..........     5,886,315
    850,000   British Petroleum..................     5,987,454
  1,125,000   British Telecommunications.........     7,050,013
  1,125,000   BTR................................     5,996,973
    830,000   Cadbury Schweppes..................     6,215,276
    470,000   Guiness Plc........................     3,571,689
  1,475,000   Hanson Plc.........................     5,604,512
    500,000   Inchcape...........................     2,538,401
    350,000   Powergen Plc, Ord..................     2,776,376
    100,000   Powergen Plc+......................       333,165
    750,000   Reuters Holdings...................     5,604,314
  1,805,074   Rolls Royce Plc....................     5,340,896
  1,000,000   Royal Insurance Holdings...........     5,314,778
  1,275,000   Sedgwick Group.....................     3,074,639
    600,000   Smithkline Beecham, "A"............     4,807,097
    400,000   South Wales Electric...............     4,480,279
                                                   ------------
                                                    108,865,865
                                                   ------------
              VENEZUELA -- 0.2%
  1,100,000   Sivensa, ADR.......................     1,650,000
                                                   ------------
              TOTAL COMMON STOCKS
                (Cost $526,270,789)..............   570,763,449
                                                   ============

                                                      VALUE
  SHARES                                             (NOTE 1)
---------------------------------------------------------------
PREFERRED STOCK -- 0.2% (Cost $1,380,026)
              KOREA -- 0.2%
     15,000   Samsung Electronics................  $  1,195,487
                                                   ============
COMMON STOCK WARRANTS -- 0.1%
              MALAYSIA -- 0.1%
     67,500   YTL Corporation, expires
                08/26/97+........................       235,545
                                                   ------------
              UNITED STATES -- 0.0%#
    680,000   Central European Growth Fund,
                expires 01/01/2100+..............        86,387
                                                   ------------
              TOTAL COMMON STOCK WARRANTS
                (Cost $4,412)....................       321,932
                                                   ============
MUTUAL FUNDS -- 1.3%
  3,400,000   Central European Growth Fund.......     2,240,668
     80,000   Chile Growth Fund..................     2,940,000
  1,000,000   Five Arrows Chile Investment Trust
                Ltd. ............................     2,940,000
                                                   ------------
              TOTAL MUTUAL FUNDS
                (Cost $8,245,035)................     8,120,668
                                                   ============
              TOTAL SECURITIES
                (Cost $535,900,262)..............   580,401,536
                                                   ============
 PRINCIPAL
  AMOUNT
----------
              REPURCHASE AGREEMENT -- 4.8%
                (Cost $29,057,000)
$29,057,000   Agreement with Salomon
                Brothers, Inc., 6.125%
                dated 05/31/95, to be
                repurchased at $29,061,944
                on 06/01/95, collateralized
                by: $29,669,633 U.S.
                Treasury Notes, 4.375%
                due 08/15/96............               29,057,000
                                                     ============
TOTAL INVESTMENTS
  (Cost $564,957,262*)..................   100.0%     609,458,536
OTHER ASSETS AND
  LIABILITIES (NET).....................     0.0          225,097
                                           -----     ------------
NET ASSETS..............................   100.0%    $609,683,633
                                           -----     ============

---------------
* Aggregate cost for Federal tax purposes.

+ Non-income producing security.

# Amount represents less than 0.01%.

ABBREVIATIONS:

ADR     American Depositary Receipt
ADS     American Depositary Share
GDR     Global Depositary Receipt
GDS     Global Depositary Share

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND, INC.
NATIONS INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

   SCHEDULE OF INVESTMENTS (CONTINUED)                              MAY 31, 1995

AT MAY 31, 1995 SECTOR DIVERSIFICATION WAS AS FOLLOWS (UNAUDITED):

                                                                               % OF NET        VALUE
                           SECTOR DIVERSIFICATION                               ASSETS        (NOTE 1)
--------------------------------------------------------------------------------------------------------
COMMON STOCKS:
Financial Services...........................................................     11.6%     $ 70,591,263
Gas and Electric Utilities...................................................      9.9        60,107,871
Banking......................................................................      7.1        43,051,163
Telecommunications...........................................................      6.7        40,680,946
Chemical.....................................................................      5.5        33,244,537
Construction.................................................................      5.4        32,912,745
Consumer Durables............................................................      4.2        25,840,256
Basic Industry...............................................................      4.0        24,100,642
Consumer Services............................................................      3.9        23,855,051
Insurance....................................................................      3.3        19,866,393
Consumer Goods...............................................................      3.0        18,502,723
Utility......................................................................      2.8        16,831,449
Real Estate..................................................................      2.7        16,564,935
Leisure and Entertainment....................................................      2.5        15,438,532
Pharmaceuticals and Healthcare...............................................      2.5        15,325,803
Transportation...............................................................      2.4        14,801,937
Technology...................................................................      2.4        14,543,305
Metal and Mining.............................................................      2.3        14,264,775
Automobiles..................................................................      2.1        12,870,915
Food and Beverage............................................................      1.6         9,625,211
Textiles.....................................................................      1.2         7,541,371
Diversified..................................................................      0.8         4,827,705
Publishing...................................................................      0.6         3,919,598
Industrial...................................................................      0.3         1,781,250
Miscellaneous................................................................      4.8        29,673,073
                                                                               -------      ------------
TOTAL COMMON STOCKS..........................................................     93.6       570,763,449
PREFERRED STOCK..............................................................      0.2         1,195,487
COMMON STOCK WARRANTS........................................................      0.1           321,932
MUTUAL FUNDS.................................................................      1.3         8,120,668
REPURCHASE AGREEMENT.........................................................      4.8        29,057,000
                                                                               -------      ------------
TOTAL INVESTMENTS............................................................    100.0       609,458,536
OTHER ASSETS AND LIABILITIES (NET)...........................................      0.0           225,097
                                                                               -------      ------------
NET ASSETS...................................................................    100.0%     $609,683,633
                                                                               =======      ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND, INC.
NATIONS INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

   SCHEDULE OF FORWARD FOREIGN EXCHANGE CONTRACTS                   MAY 31, 1995
                                           CONTRACT TO BUY                                        NET UNREALIZED
                          --------------------------------------------------                      APPRECIATION/
                                        LOCAL                     VALUE IN       IN EXCHANGE      (DEPRECIATION)
MATURITY DATE                          CURRENCY                    U.S. $         FOR U.S. $       OF CONTRACT
----------------------------------------------------------------------------------------------------------------
06/01/95                          378,301 GBP...............    $    600,175     $    597,715      $      2,460
06/09/95                        1,943,501 GBP...............       3,083,331        3,132,535           (49,204)
                                                                                                   -------------
                                                                                                   $    (46,744)
                                                                                                   -------------

                                           CONTRACT TO SELL
                          --------------------------------------------------                      NET UNREALIZED
                                        LOCAL                     VALUE IN       IN EXCHANGE       DEPRECIATION
MATURITY DATE                          CURRENCY                    U.S. $         FOR U.S. $       OF CONTRACT
----------------------------------------------------------------------------------------------------------------
06/01/95                          378,885 GBP...............    $    601,101     $    598,828      $     (2,273)
06/01/95                          732,719 IDR...............             329              327                (2)
08/31/95                       12,500,000 CHF...............      10,783,448       10,504,643          (278,805)
08/31/95                       16,000,000 DEM...............      11,370,056       11,173,965          (196,091)
08/31/95                       85,000,000 FRF...............      17,068,050       16,573,400          (494,650)
08/31/95                    3,650,000,000 JPY...............      43,711,533       42,427,060        (1,284,473)
08/31/95                    3,700,000,000 JPY...............      44,310,320       43,023,256        (1,287,064)
08/31/95                    3,650,000,000 JPY...............      43,711,533       42,380,261        (1,331,272)
08/31/95                       15,000,000 NLG...............       9,524,021        9,353,516          (170,505)
                                                                                                   ------------
                                                                                                   $ (5,045,135)
                                                                                                   ------------
                    Net Unrealized Depreciation of Forward Foreign Exchange Contracts........      $ (5,091,879)
                                                                                                   ============

---------------------------------------------------
         KEY TO CURRENCY ABBREVIATIONS
        CHF         Swiss Franc
        DEM         German Deutsche Mark
        FRF         French Franc
        GBP         Great Britain Pound
        IDR         Indonesian Rupiah
        JPY         Japanese Yen
        NLG         Netherlands Guilder
---------------------------------------------------


                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND, INC.
--------------------------------------------------------------------------------

   STATEMENTS OF ASSETS AND LIABILITIES                             MAY 31, 1995

                                                                                           NATIONS       NATIONS       NATIONS
                                                            NATIONS         NATIONS         EQUITY      GOVERNMENT   INTERNATIONAL
                                                             PRIME          TREASURY        INCOME      SECURITIES      EQUITY
                                                              FUND            FUND           FUND          FUND          FUND
                                                         -------------------------------------------------------------------------
ASSETS:
Investments, at value
See accompanying schedules:
  Securities............................................ $3,999,079,573  $  980,350,236  $311,998,729  $108,603,984  $580,401,536
  Repurchase agreements.................................             --   2,804,945,000    98,397,000    33,595,000    29,057,000
                                                         --------------  --------------  ------------  ------------  ------------
Total investments.......................................  3,999,079,573   3,785,295,236   410,395,729   142,198,984   609,458,536
Cash....................................................            460       1,853,836           163           600        11,252
Foreign currency, at value (Cost $4,808,429)............             --              --            --            --     4,910,865
Receivable for dollar roll fee income (Notes 1 and 4)...             --              --            --        18,541            --
Dividends receivable....................................        384,246         628,157     1,181,370           116     2,153,565
Interest receivable.....................................     10,698,668       3,149,293       511,021       645,566         4,944
Receivable for Fund shares sold.........................      5,117,524       1,042,889     1,733,117        85,648     2,840,781
Receivable for investment securities sold...............             --              --     9,090,611            --     5,859,252
Receivable for withholding tax on dividends.............             --              --            --            --       850,585
Receivable from investment adviser (Note 2).............        191,636              --            --        32,244            --
Unamortized organization costs (Note 7).................             --              --        14,304         1,010        35,431
Prepaid expenses and other assets.......................        219,986         150,066        15,199        18,719        30,686
                                                         --------------  --------------  ------------  ------------  ------------
  Total Assets..........................................  4,015,692,093   3,792,119,477   422,941,514   143,001,428   626,155,897
                                                         ==============  ==============  ============  ============  ============
LIABILITIES:
Net unrealized depreciation of forward foreign exchange
  contracts (Note 1)
  See accompanying schedule.............................             --              --            --            --     5,091,879
Payable for reverse repurchase agreements (Note 1)......             --     655,945,000            --            --            --
Payable for Fund shares redeemed........................      6,314,560         994,661    12,484,468        61,834     1,196,948
Payable for investment securities purchased (Notes 1 and
  4)....................................................     25,000,000              --    11,781,882    32,569,531     9,334,165
Investment advisory fee payable (Note 2)................             --         161,688       231,026            --       207,133
Sub-investment advisory fee payable (Note 2)............             --              --            --            --       196,776
Administration fee payable (Note 2).....................        335,256         247,583        34,258         9,222        51,783
Shareholder servicing and distribution fees payable
  (Note 3)..............................................        284,872          57,810        50,100        33,704        20,314
Custodian fees payable (Note 2).........................         42,727          38,654         7,070         2,007        94,640
Dividends payable.......................................     15,403,341      14,384,435            --       364,809            --
Accrued Directors' fees and expenses (Note 2)...........          4,390           3,446           449           121           678
Accrued expenses and other payables.....................        306,339         189,100        84,128        23,044       277,948
                                                         --------------  --------------  ------------  ------------  ------------
  Total Liabilities.....................................     47,691,485     672,022,377    24,673,381    33,064,272    16,472,264
                                                         --------------  --------------  ------------  ------------  ------------
NET ASSETS.............................................. $3,968,000,608  $3,120,097,100  $398,268,133  $109,937,156  $609,683,633
                                                         ==============  ==============  ============  ============  ============
NET ASSETS CONSIST OF:
Undistributed net investment income/(distributions in
  excess of net investment income)...................... $           --  $        1,109  $  2,542,525  $   (364,809) $(17,575,809)
Accumulated net realized gain/(loss) on investments
  sold, forward foreign exchange contracts, futures
  contracts, foreign currency and net other assets and
  liabilities...........................................       (427,552)         (1,041)    2,529,328    (7,089,149)   (3,296,635)
Net unrealized appreciation/(depreciation) of
  investments, forward foreign exchange contracts,
  foreign currency and net other assets.................             --              --    17,891,074       876,473    39,511,831
Par value...............................................      3,968,416       3,120,053        33,762        11,153        51,921
Paid-in capital in excess of par value..................  3,964,459,744   3,116,976,979   375,271,444   116,503,488   590,992,325
                                                         --------------  --------------  ------------  ------------  ------------
NET ASSETS.............................................. $3,968,000,608  $3,120,097,100  $398,268,133  $109,937,156  $609,683,633
                                                         ==============  ==============  ============  ============  ============
Investments, at cost (Note 1)........................... $3,999,079,573  $3,785,295,236  $392,504,655  $141,322,511  $564,957,262
                                                         ==============  ==============  ============  ============  ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND, INC.

--------------------------------------------------------------------------------

   STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)                 MAY 31, 1995

                                                                                            NATIONS       NATIONS      NATIONS
                                                             NATIONS         NATIONS         EQUITY     GOVERNMENT   INTERNATIONAL
                                                              PRIME          TREASURY        INCOME     SECURITIES      EQUITY
                                                               FUND            FUND           FUND         FUND          FUND
                                                          -----------------------------------------------------------------------
NET ASSETS:
Trust A Shares........................................... $2,873,096,086  $2,896,867,712  $283,081,912  $39,908,569  $572,939,993
                                                          --------------  --------------  ------------  -----------  ------------
Trust B Shares........................................... $  126,120,198  $   56,815,142      N/A           N/A          N/A
                                                          --------------  --------------  ------------  -----------  ------------
Investor A Shares........................................ $  698,357,605  $  107,475,283  $ 35,537,745  $10,927,717  $  4,876,746
                                                          --------------  --------------  ------------  -----------  ------------
Investor B Shares........................................ $  216,973,394  $   52,563,765      N/A           N/A          N/A
                                                          --------------  --------------  ------------  -----------  ------------
Investor C Shares........................................ $   53,451,294  $    6,373,167  $  4,277,550  $ 2,945,401  $    494,964
                                                          --------------  --------------  ------------  -----------  ------------
Investor D Shares........................................ $        2,031  $        2,031      N/A           N/A          N/A
                                                          --------------  --------------  ------------  -----------  ------------
Investor N Shares........................................      N/A             N/A        $ 75,370,926  $56,155,469  $ 31,371,930
                                                          --------------  --------------  ------------  -----------  ------------
SHARES OUTSTANDING:
Trust A Shares...........................................  2,873,396,651   2,896,826,781    23,977,304    4,048,547    48,747,325
                                                          --------------  --------------  ------------  -----------  ------------
Trust B Shares...........................................    126,133,392      56,814,340      N/A           N/A          N/A
                                                          --------------  --------------  ------------  -----------  ------------
Investor A Shares........................................    698,430,663     107,473,764     3,017,091    1,108,576       418,029
                                                          --------------  --------------  ------------  -----------  ------------
Investor B Shares........................................    216,996,093      52,563,022      N/A           N/A          N/A
                                                          --------------  --------------  ------------  -----------  ------------
Investor C Shares........................................     53,456,886       6,373,077       361,464      298,805        43,238
                                                          --------------  --------------  ------------  -----------  ------------
Investor D Shares........................................          2,032           2,031      N/A           N/A          N/A
                                                          --------------  --------------  ------------  -----------  ------------
Investor N Shares........................................      N/A             N/A           6,405,823    5,696,766     2,712,820
                                                          --------------  --------------  ------------  -----------  ------------
TRUST A SHARES:
Net asset value, offering price and redemption price per
  share..................................................          $1.00           $1.00        $11.81        $9.86        $11.75
                                                                   -----           -----        ------        -----        ------
TRUST B SHARES:
Net asset value, offering price and redemption price per
  share..................................................          $1.00           $1.00      N/A           N/A          N/A
                                                                   -----           -----
INVESTOR A SHARES:
Net asset value and redemption price per share...........          $1.00           $1.00        $11.78        $9.86        $11.67
                                                                   -----           -----        ------        -----        ------
Maximum sales charge.....................................      N/A             N/A                5.75%        4.75%         5.75%
Maximum offering price per share.........................      N/A             N/A              $12.50       $10.35        $12.38
                                                                                                ------       ------        ------
INVESTOR B SHARES:
Net asset value, offering price and redemption price per
  share..................................................          $1.00           $1.00      N/A           N/A          N/A
                                                                   -----           -----
INVESTOR C SHARES:
Net asset value, offering price and redemption price per
  share..................................................          $1.00           $1.00        $11.83*       $9.86*       $11.45*
                                                                   -----           -----        ------        -----        ------
INVESTOR D SHARES:
Net asset value, offering price and redemption price per
  share..................................................          $1.00           $1.00      N/A           N/A          N/A
                                                                   -----           -----
INVESTOR N SHARES*:
Net asset value and offering price per share.............      N/A             N/A              $11.77        $9.86        $11.56
                                                                                                ------        -----        ------

---------------

* Redemption price per share is equal to Net Asset Value less any applicable contingent deferred sales charge.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND, INC.
--------------------------------------------------------------------------------

   STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED MAY 31, 1995

                                                                                          NATIONS       NATIONS        NATIONS
                                                            NATIONS        NATIONS        EQUITY      GOVERNMENT    INTERNATIONAL
                                                             PRIME         TREASURY       INCOME      SECURITIES       EQUITY
                                                              FUND           FUND          FUND          FUND           FUND
                                                          ------------------------------------------------------------------------
INVESTMENT INCOME:
Interest................................................  $201,668,467   $145,144,057   $ 4,952,878   $7,942,384    $  3,090,056
Dividends (Net of foreign withholding taxes of $177,535
  for the Nations Equity Income Fund and $1,339,331 for
  the Nations International Equity Fund)................     2,953,192     12,147,630    12,056,364          116       8,828,596
Fee Income (Note 4).....................................       --             --            --           411,515         --
                                                          ------------   ------------   -----------   ----------    ------------
    Total investment income.............................   204,621,659    157,291,687    17,009,242    8,354,015      11,918,652
                                                          ------------   ------------   -----------   ----------    ------------
EXPENSES:
Investment advisory fee (Note 2)........................     7,449,877      5,994,727     2,482,606      716,365       2,158,263
Sub-investment advisory fee (Note 2)....................            --             --            --           --       2,065,748
Administration fee (Note 2).............................     3,701,931      2,978,762       363,594      112,169         539,566
Custodian fees (Note 2).................................       500,522        435,768        88,303       24,985         431,656
Transfer agent fees (Note 2)............................     1,555,284        620,670       212,541       86,511         212,882
Directors' fees and expenses (Note 2)...................        28,611         22,439         2,837          881           8,077
Amortization of organization costs (Note 7).............            --             --        15,268        2,574          20,633
Other...................................................     1,522,238        353,447       210,378      114,775         172,344
                                                          ------------   ------------   -----------   ----------    ------------
    Subtotal............................................    14,758,463     10,405,813     3,375,527    1,058,260       5,609,169
Shareholder servicing and distribution fees (Note 3):
  Trust B Shares........................................       252,570        132,840            --           --              --
  Investor A Shares.....................................     2,157,273        336,735        83,892       28,881          10,492
  Investor D Shares.....................................             1              1            --           --              --
  Investor B/C Shares...................................       232,857         50,757        41,515       29,739           4,116
  Investor C/N Shares...................................        67,557          5,647       434,960      365,153         197,156
Fees waived and/or expenses reimbursed by investment
  adviser and/or administrator(s) (Note 2)..............    (3,032,142)    (1,593,106)      (18,677)    (203,042)        (27,683)
                                                          ------------   ------------   -----------   ----------    ------------
    Total expenses......................................    14,436,579      9,338,687     3,917,217    1,278,991       5,793,250
                                                          ------------   ------------   -----------   ----------    ------------
NET INVESTMENT INCOME...................................   190,185,080    147,953,000    13,092,025    7,075,024       6,125,402
                                                          ------------   ------------   -----------   ----------    ------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
  (NOTES 1 AND 4):
Realized gain/(loss) from:
  Security transactions (Net of foreign capital gains
    tax of $173,014 for the Nations International Equity
    Fund)...............................................         1,780             32    14,003,911   (5,805,227)      1,306,553
  Forward foreign exchange contracts....................            --             --            --           --     (19,860,168)
  Futures contracts.....................................            --             --            --      270,345              --
  Foreign currency transactions.........................            --             --            --           --        (420,283)
                                                          ------------   ------------   -----------   ----------    ------------
Net realized gain/(loss) on investments during the
  year..................................................         1,780             32    14,003,911   (5,534,882)    (18,973,898)
Change in unrealized appreciation/(depreciation) of:
  Securities............................................            --             --    23,887,774    5,523,988      11,293,516
  Forward foreign exchange contracts....................            --             --            --           --      (5,091,879)
  Futures contracts.....................................            --             --            --      (55,500)             --
  Foreign currency......................................            --             --            --           --         100,009
                                                          ------------   ------------   -----------   ----------    ------------
Net unrealized appreciation of investments during the
  year..................................................            --             --    23,887,774    5,468,488       6,301,646
                                                          ------------   ------------   -----------   ----------    ------------
Net realized and unrealized gain/(loss) on
  investments...........................................         1,780             32    37,891,685      (66,394)    (12,672,252)
                                                          ------------   ------------   -----------   ----------    ------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS............................................  $190,186,860   $147,953,032   $50,983,710   $7,008,630    $ (6,546,850)
                                                          ============   ============   ===========   ==========    ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND, INC.

NATIONS TREASURY FUND
--------------------------------------------------------------------------------
   STATEMENT OF CASH FLOWS

Cash flows from operating and investing activities:
  Investment income received........................................  $    107,352,949
  Payment of operating expenses.....................................        (9,608,656)
  Net purchases of short-term investments...........................      (975,378,245)
                                                                      ----------------
Cash used by operating and investing activities.....................                        $(877,633,952)
Cash flows from financing activities:
  Proceeds from shares sold.........................................    11,404,629,686
  Payments on shares redeemed.......................................   (11,044,679,424)
  Cash provided from reverse repurchase agreements..................       655,945,000
  Distributions paid*...............................................      (136,407,474)
                                                                      ----------------
Cash provided by financing activities...............................                          879,487,788
                                                                                            -------------
Increase in cash....................................................                            1,853,836
Cash at beginning of year...........................................                             --
                                                                                            -------------
Cash at end of year.................................................                        $   1,853,836
                                                                                            =============
RECONCILIATION OF NET INCREASE IN NET ASSETS FROM OPERATIONS TO CASH
  PROVIDED BY OPERATING ACTIVITIES:
Net increase in net assets resulting from operations................                        $ 147,953,032
  Increase in investments...........................................  $ (1,024,798,063)
  Increase in interest and dividends receivable.....................          (518,952)
  Increase in other assets..........................................          (150,066)
  Decrease in accrued expenses......................................          (119,903)
                                                                      ----------------
Cash used by operating activities...................................                        $(877,633,952)
                                                                                            =============

---------------
* Non cash activities include reinvestment of dividends of $5,084,086.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND, INC.
NATIONS GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

   STATEMENT OF CASH FLOWS

Cash flows from operating and investing activities:
  Investment income received............................................  $   8,713,152
  Dollar roll fee income received.......................................        403,774
  Payment of operating expenses.........................................     (1,340,955)
  Proceeds from sales of long-term securities and purchased options.....    499,943,364
  Net proceeds from futures transactions................................        266,876
  Purchases of long-term securities and purchased options...............   (458,371,982)
  Net purchases from short-term investments.............................    (33,022,919)
                                                                          -------------
Cash provided by operating and investing activities.....................                     $ 16,591,310
Cash flows from financing activities:
  Proceeds from shares sold.............................................     31,309,018
  Payments on shares redeemed...........................................    (43,418,190)
  Distributions paid*...................................................     (4,482,406)
                                                                          -------------
Cash used by financing activities.......................................                      (16,591,578)
                                                                                             ------------
Decrease in cash........................................................                             (268)
Cash at beginning of year...............................................                              868
                                                                                             ------------
Cash at end of year.....................................................                     $        600
                                                                                             ============
RECONCILIATION OF NET INCREASE IN NET ASSETS FROM OPERATIONS TO CASH
  PROVIDED BY OPERATING ACTIVITIES:
Net increase in net assets resulting from operations....................                     $  7,008,630
  Increase in investments**.............................................  $ (18,778,969)
  Decrease in interest and dividends receivable.........................        501,542
  Increase in deferred fee income from dollar roll transactions.........         (7,741)
  Decrease in variation margin for futures transactions.................         52,031
  Increase in other assets..............................................         (7,750)
  Increase in payable for investments purchased.........................     10,655,937
  Increase in payable for dollar roll transactions......................     17,221,844
  Decrease in accrued expenses..........................................        (54,214)
                                                                          -------------
Cash provided by operating activities...................................                     $ 16,591,310
                                                                                             ============

---------------
 * Non cash activities include reinvestment of dividends of $2,615,933. ** Includes unrealized appreciation of $876,473.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND, INC.
--------------------------------------------------------------------------------

   STATEMENTS OF CHANGES IN NET ASSETS
YEAR ENDED MAY 31, 1995

                                                                                      NATIONS         NATIONS          NATIONS
                                                   NATIONS           NATIONS           EQUITY        GOVERNMENT     INTERNATIONAL
                                                    PRIME            TREASURY          INCOME        SECURITIES        EQUITY
                                                     FUND              FUND             FUND            FUND            FUND
                                                ----------------------------------------------------------------------------------
Net investment income.......................... $  190,185,080    $  147,953,000    $ 13,092,025    $  7,075,024    $  6,125,402
Net realized gain/(loss) on investments........          1,780                32      14,003,911      (5,534,882)    (18,973,898)
Change in unrealized appreciation of
  investments..................................             --                --      23,887,774       5,468,488       6,301,646
                                                --------------    --------------    ------------    ------------    ------------
Net increase/(decrease) in net assets resulting
  from operations..............................    190,186,860       147,953,032      50,983,710       7,008,630      (6,546,850)
Distributions to shareholders from net
  investment income:
  Trust A Shares...............................   (148,958,819)     (139,757,883)     (9,856,745)     (2,523,573)       (931,481)
  Trust B Shares...............................     (5,136,504)       (2,557,073)             --              --              --
  Investor A Shares............................    (29,631,302)       (4,431,540)     (1,156,262)       (695,474)         (5,028)
  Investor B Shares............................     (5,028,843)       (1,089,257)             --              --              --
  Investor C Shares............................     (1,429,580)         (116,108)       (112,439)       (221,446)             --
  Investor D Shares............................            (32)              (30)             --              --              --
  Investor N Shares............................             --                --      (1,729,944)     (3,167,986)        (12,349)
Distributions to shareholders from net realized
  gain on investments:
  Trust A Shares...............................             --            (1,048)    (17,409,491)             --      (5,495,934)
  Trust B Shares...............................             --               (19)             --              --              --
  Investor A Shares............................             --               (33)     (2,096,836)             --         (49,133)
  Investor B Shares............................             --                (8)             --              --              --
  Investor C Shares............................             --                (1)       (258,136)             --          (4,022)
  Investor D Shares............................             --                --              --              --              --
  Investor N Shares............................             --                --      (3,677,792)             --        (291,841)
Distributions in excess of net realized gain on
  investments:
  Trust A Shares...............................             --                --              --              --      (4,311,458)
  Trust B Shares...............................             --                --              --              --              --
  Investor A Shares............................             --                --              --              --         (38,735)
  Investor B Shares............................             --                --              --              --              --
  Investor C Shares............................             --                --              --              --          (3,171)
  Investor D Shares............................             --                --              --              --              --
  Investor N Shares............................             --                --              --              --        (229,798)
Distributions to shareholders from capital:
  Trust A Shares...............................             --                --              --        (167,558)             --
  Trust B Shares...............................             --                --              --              --              --
  Investor A Shares............................             --                --              --         (47,777)             --
  Investor B Shares............................             --                --              --              --              --
  Investor C Shares............................             --                --              --         (16,490)             --
  Investor D Shares............................             --                --              --              --              --
  Investor N Shares............................             --                --              --        (234,720)             --
Net increase/(decrease) in net assets from Fund
  share transactions:
  Trust A transactions.........................    (10,718,867)      216,878,016      46,987,917      (4,498,777)    187,819,405
  Trust B transactions.........................    126,133,392        56,814,340              --              --              --
  Investor A transactions......................    186,535,070        33,280,029         504,212      (3,076,060)      1,874,077
  Investor B transactions......................    216,994,080        52,561,009              --              --              --
  Investor C transactions......................     51,975,852         6,181,912         (82,344)     (2,265,980)        169,852
  Investor D transactions......................          2,032             2,031              --              --
  Investor N transactions......................             --                --      26,477,537        (313,210)     15,273,894
                                                --------------    --------------    ------------    ------------    ------------
Net increase/(decrease) in net assets..........    570,923,339       365,717,369      88,573,387     (10,220,421)    187,217,428
NET ASSETS:
Beginning of year..............................  3,397,077,269     2,754,379,731     309,694,746     120,157,577     422,466,205
                                                --------------    --------------    ------------    ------------    ------------
End of year.................................... $3,968,000,608    $3,120,097,100    $398,268,133    $109,937,156    $609,683,633
                                                ==============    ==============    ============    ============    ============
Undistributed net investment
  income/(distributions in excess of net
  investment income) at end of year............ $           --    $        1,109    $  2,542,525    $   (364,809)   $(17,575,809)
                                                ==============    ==============    ============    =============   ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND, INC.
--------------------------------------------------------------------------------

   STATEMENTS OF CHANGES IN NET ASSETS
YEAR ENDED MAY 31, 1994

                                                                                  NATIONS        NATIONS         NATIONS
                                                 NATIONS          NATIONS          EQUITY       GOVERNMENT    INTERNATIONAL
                                                  PRIME           TREASURY         INCOME       SECURITIES       EQUITY
                                                   FUND             FUND            FUND           FUND           FUND
                                                 -------------------------------------------------------------------------
Net investment income.......................  $   93,490,332   $   81,731,417   $  8,841,458   $  5,948,087   $  1,883,701
Net realized gain/(loss) on investments.....           6,838           (1,073)    23,900,306     (2,389,891)     6,255,138
Change in unrealized
  appreciation/depreciation of
  investments...............................              --               --    (21,182,203)    (5,429,659)    22,216,885
                                              --------------   --------------   ------------   ------------   ------------
Net increase/(decrease) in net assets
  resulting from operations.................      93,497,170       81,730,344     11,559,561     (1,871,463)    30,355,724
Distributions to shareholders from net
  investment income:
  Trust A Shares............................     (79,493,276)     (79,533,963)    (7,020,670)    (2,642,291)      (727,725)
  Investor A Shares.........................     (13,990,224)      (2,197,181)    (1,085,906)      (830,000)        (3,225)
  Investor B Shares.........................              (3)              (3)            --             --             --
  Investor C Shares.........................          (6,829)            (270)       (93,045)      (303,742)          (304)
  Investor N Shares.........................              --               --       (628,790)    (1,584,624)          (261)
Distributions in excess of net investment
  income:
  Trust A Shares............................              --               --             --        (72,832)            --
  Investor A Shares.........................              --               --             --        (22,878)            --
  Investor C Shares.........................              --               --             --         (8,372)            --
  Investor N Shares.........................              --               --             --        (43,679)            --
Distributions from net realized gain on
  investments:
  Trust A Shares............................              --               --    (13,604,950)            --       (319,576)
  Investor A Shares.........................              --               --     (2,307,220)            --         (1,966)
  Investor C Shares.........................              --               --       (300,240)            --           (341)
  Investor N Shares.........................              --               --     (1,906,959)            --         (1,753)
Distributions in excess of net realized gain
  on investments:
  Trust A Shares............................              --               --             --       (220,821)            --
  Investor A Shares.........................              --               --             --        (73,587)            --
  Investor C Shares.........................              --               --             --        (28,551)            --
  Investor N Shares.........................              --               --             --       (180,463)            --
Distributions from capital:
  Trust A Shares............................              --               --             --       (209,279)            --
  Investor A Shares.........................              --               --             --        (67,980)            --
  Investor C Shares.........................              --               --             --        (27,678)            --
  Investor N Shares.........................              --               --             --       (141,441)            --
Net increase/(decrease) in net assets from
  Fund share transactions:
  Trust A transactions......................   1,727,514,783     (276,803,675)    61,032,644      7,306,192    254,070,396
  Investor A transactions...................     205,430,506      (31,632,933)     2,733,441       (305,364)     2,206,818
  Investor B transactions...................           2,013            2,013             --             --             --
  Investor C transactions...................       1,481,034          191,165         54,078       (342,406)       111,318
  Investor N transactions...................              --               --     48,176,917     60,005,011     16,864,513
                                              --------------   --------------   ------------   ------------   ------------
Net increase/(decrease) in net assets.......   1,934,435,174     (308,244,503)    96,608,861     58,333,752    302,553,618
NET ASSETS:
Beginning of year...........................   1,462,642,095    3,062,624,234    213,085,885     61,823,825    119,912,587
                                              --------------   --------------   ------------   ------------   ------------
End of year.................................  $3,397,077,269   $2,754,379,731   $309,694,746   $120,157,577   $422,466,205
                                              ==============   ==============   ============   ============   ============
Undistributed net investment
  income/(distributions in excess of net
  investment income) at end of year.........  $           --   $           --   $  2,305,890   $   (568,682)  $ (2,341,222)
                                              ==============   ==============   ============   ============   ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

NATIONS FUND, INC.

--------------------------------------------------------------------------------

   SCHEDULE OF CAPITAL STOCK ACTIVITY

Since Nations Prime Fund and Nations Treasury Fund have sold and redeemed shares only at a constant net asset value of $1.00 per share, the number of shares represented by such sales, reinvestments and redemptions is the same as the amounts shown below for such transactions.

                                                            NATIONS PRIME FUND                      NATIONS TREASURY FUND
                                                   ------------------------------------      ------------------------------------
                                                     YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
                                                    MAY 31, 1995         MAY 31, 1994         MAY 31, 1995         MAY 31, 1994
                                                   ------------------------------------------------------------------------------
TRUST A SHARES:
 Sold...........................................   $4,179,031,181       $6,191,619,615       $8,214,697,040       $9,701,918,459
 Issued as reinvestment of dividends............               --                   --               15,712                1,439
 Redeemed.......................................   (4,189,750,048)      (4,464,104,832)      (7,997,834,736)      (9,978,723,573)
                                                   --------------       --------------       --------------      ---------------
 Net increase/(decrease)........................   $  (10,718,867)      $1,727,514,783       $  216,878,016      $  (276,803,675)
                                                   ==============       ==============       ==============      ===============

                                                    PERIOD ENDED                              PERIOD ENDED
                                                   MAY 31, 1995*+                            MAY 31, 1995*+
                                                   --------------                            --------------
TRUST B SHARES:
 Sold...........................................   $  472,671,842                            $  274,967,675
 Issued as reinvestment of dividends............               --                                        --
 Redeemed.......................................     (346,538,450)                             (218,153,335)
                                                   --------------                            --------------
 Net increase...................................   $  126,133,392                            $   56,814,340
                                                   ==============                            ==============
                                                     YEAR ENDED                                YEAR ENDED
                                                    MAY 31, 1995                              MAY 31, 1995
                                                    ------------                              ------------
INVESTOR A SHARES:
 Sold...........................................   $4,055,956,632       $3,561,222,633       $1,790,095,545       $1,381,149,716
 Issued as reinvestment of dividends............       27,595,453           12,516,285            4,030,399            1,977,909
 Redeemed.......................................   (3,897,017,015)      (3,368,308,412)      (1,760,845,915)      (1,414,760,558)
                                                   --------------       --------------       --------------       --------------
 Net increase/(decrease)........................   $  186,535,070       $  205,430,506       $   33,280,029       $  (31,632,933)
                                                   ==============       ==============       ==============       ==============
                                                                         PERIOD ENDED                              PERIOD ENDED
                                                                        MAY 31, 1994*+                            MAY 31, 1994*+
                                                                        --------------                            --------------
INVESTOR B SHARES:
 Sold...........................................   $1,233,942,079       $        2,010       $1,115,379,304       $        2,010
 Issued as reinvestment of dividends............        4,499,801                    3              923,681                    3
 Redeemed.......................................   (1,021,447,800)                  --       (1,063,741,976)                  --
                                                   --------------       --------------       --------------       --------------
 Net increase...................................   $  216,994,080       $        2,013       $   52,561,009       $        2,013
                                                   ==============       ==============       ==============       ==============
INVESTOR C SHARES:
 Sold...........................................   $  145,963,264       $    1,962,426       $   10,389,850       $      190,934
 Issued as reinvestment of dividends............        1,371,960                3,781              114,263                  251
 Redeemed.......................................      (95,359,372)            (485,173)          (4,322,201)                 (20)
                                                   --------------       --------------       --------------       --------------
 Net increase...................................   $   51,975,852       $    1,481,034       $    6,181,912       $      191,165
                                                   ==============       ==============       ==============       ==============
                                                    PERIOD ENDED                              PERIOD ENDED
                                                   MAY 31, 1995*+                            MAY 31, 1995*+
                                                   --------------                            --------------
INVESTOR D SHARES:
 Sold...........................................   $        2,000                            $        2,000
 Issued as reinvestment of dividends............               32                                        31
                                                   --------------                            --------------
 Net increase...................................   $        2,032                            $        2,031
                                                   ==============                            ==============

---------------

* The Nations Prime Fund's Trust B, Investor B, Investor C and Investor D Shares commenced operations on June 16, 1994, May 11, 1994, November 26, 1993 and February 9, 1995, respectively.
  The Nations Treasury Fund's Trust B, Investor B, Investor C and Investor D Shares commenced operations on June 16, 1994, May 16, 1994, May 11, 1994 and February 9, 1995, respectively.
+ As of May 31, 1995, the Nations Prime Fund and Nations Treasury Fund had each issued 10 Trust B Shares, 2,010 Investor B Shares and 2,000 Investor D Shares to Stephens Inc.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND, INC.

--------------------------------------------------------------------------------

   SCHEDULE OF CAPITAL STOCK ACTIVITY (CONTINUED)

                                                                                  NATIONS EQUITY INCOME FUND
                                                             --------------------------------------------------------------------
                                                                       YEAR ENDED                            YEAR ENDED
                                                                      MAY 31, 1995                          MAY 31, 1994
                                                             ------------------------------        ------------------------------
                                                               SHARES            DOLLARS             SHARES            DOLLARS
                                                             --------------------------------------------------------------------
TRUST A SHARES:
  Sold....................................................   10,384,693        $117,673,123        10,846,224        $129,366,961
  Issued as reinvestment of dividends.....................    1,562,311          16,446,517           820,027           9,488,110
  Redeemed................................................   (7,712,497)        (87,131,723)       (6,516,536)        (77,822,427)
                                                             ----------        ------------        ----------        ------------
  Net increase/(decrease).................................    4,234,507        $ 46,987,917         5,149,715        $ 61,032,644
                                                             ==========        ============        ==========        ============
INVESTOR A SHARES:
  Sold....................................................      518,086        $  5,797,756           573,347        $  6,873,895
  Issued as reinvestment of dividends.....................      294,458           3,116,118           278,148           3,253,036
  Redeemed................................................     (748,735)         (8,409,662)         (623,494)         (7,393,490)
                                                             ----------        ------------        ----------        ------------
  Net increase/(decrease).................................       63,809        $    504,212           228,001        $  2,733,441
                                                             ==========        ============        ==========        ============
INVESTOR C SHARES:
  Sold....................................................       35,127        $    407,413            37,878        $    448,472
  Issued as reinvestment of dividends.....................       32,384             343,436            30,943             363,303
  Redeemed................................................      (74,185)           (833,193)          (64,248)           (757,697)
                                                             ----------        ------------        ----------        ------------
  Net increase/(decrease).................................       (6,674)       $    (82,344)            4,573        $     54,078
                                                             ==========        ============        ==========        ============
                                                                                                            PERIOD ENDED
                                                                                                           MAY 31, 1994*
                                                                                                      ---------------------------
INVESTOR N SHARES:
  Sold....................................................    2,674,147        $ 30,201,050         4,039,467        $ 48,191,532
  Issued as reinvestment of dividends.....................      480,155           5,062,261           208,761           2,436,455
  Redeemed................................................     (786,116)         (8,785,774)         (210,591)         (2,451,070)
                                                             ----------        ------------        ----------        ------------
  Net increase/(decrease).................................    2,368,186        $ 26,477,537         4,037,637        $ 48,176,917
                                                             ==========        ============        ==========        ============

---------------

* The Nations Equity Income Fund's Investor N Shares commenced operations on June 7, 1993.

  The Nations Government Securities Fund's Investor N Shares commenced operations on June 7, 1993.

  The Nations International Equity Fund's Investor N Shares commenced operations on June 7, 1993.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND, INC.
--------------------------------------------------------------------------------

   SCHEDULE OF CAPITAL STOCK ACTIVITY (CONTINUED)

                NATIONS GOVERNMENT SECURITIES FUND                               NATIONS INTERNATIONAL EQUITY FUND
    -----------------------------------------------------------     -----------------------------------------------------------
            YEAR ENDED                      YEAR ENDED                      YEAR ENDED                      YEAR ENDED
           MAY 31, 1995                    MAY 31, 1994                    MAY 31, 1995                    MAY 31, 1994
    ---------------------------     ---------------------------     ---------------------------     ---------------------------
      SHARES         DOLLARS          SHARES         DOLLARS          SHARES         DOLLARS          SHARES         DOLLARS
    ---------------------------------------------------------------------------------------------------------------------------
     1,463,730     $ 14,002,608      3,762,940     $ 39,295,700     22,828,690     $275,581,668     24,038,750     $276,988,600
         3,352           32,232         13,989          145,643         23,815          275,921          1,143           12,387
    (1,964,709)     (18,533,617)    (3,100,040)     (32,135,151)    (7,414,635)     (88,038,184)    (1,947,608)     (22,930,591)
    ----------     ------------     ----------     ------------     ----------     ------------     ----------     ------------
      (497,627)    $ (4,498,777)       676,889     $  7,306,192     15,437,870     $187,819,405     22,092,285     $254,070,396
    ==========     ============     ==========     ============     ==========     ============     ==========     ============

       204,950     $  1,955,744        528,684     $  5,561,850        338,220     $  4,096,060        204,169     $  2,388,409
        38,414          366,488         56,906          585,297          7,391           84,829            476            4,912
      (568,335)      (5,398,292)      (620,068)      (6,452,511)      (195,903)      (2,306,812)       (15,849)        (186,503)
    ----------     ------------     ----------     ------------     ----------     ------------     ----------     ------------
      (324,971)    $ (3,076,060)       (34,478)    $   (305,364)       149,708     $  1,874,077        188,796     $  2,206,818
    ==========     ============     ==========     ============     ==========     ============     ==========     ============

        26,987     $    260,866        120,953     $  1,251,660         16,915     $    196,692         10,144     $    118,300
        14,602          139,252         22,931          256,014            621            7,000             63              636
      (280,270)      (2,666,098)      (179,851)      (1,850,080)        (2,910)         (33,840)          (645)          (7,618)
    ----------     ------------     ----------     ------------     ----------     ------------     ----------     ------------
      (238,681)    $ (2,265,980)       (35,967)    $   (342,406)        14,626     $    169,852          9,562     $    111,318
    ==========     ============     ==========     ============     ==========     ============     ==========     ============

                                           PERIOD ENDED                                                    PERIOD ENDED
                                           MAY 31, 1994*                                                   MAY 31, 1994*
                                     --------------------------                                      --------------------------
     1,490,959     $ 14,332,577      6,242,847     $ 65,038,599      1,600,158     $ 19,214,591      1,501,811     $ 17,456,872
       217,970        2,077,961        126,146        1,292,241         45,762          521,446            191            1,980
    (1,760,483)     (16,723,748)      (620,673)      (6,325,829)      (384,329)      (4,462,143)       (50,773)        (594,339)
    ----------     ------------     ----------     ------------     ----------     ------------     ----------     ------------
       (51,554)    $   (313,210)     5,748,320     $ 60,005,011      1,261,591     $ 15,273,894      1,451,229     $ 16,864,513
    ==========     ============     ==========     ============     ==========     ============     ==========     ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND, INC.
NATIONS PRIME FUND
--------------------------------------------------------------------------------

   FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                    TRUST A SHARES
              ----------------------------------------------------------------------------------------------------------------------
                   YEAR          YEAR         YEAR        YEAR        YEAR          YEAR         YEAR       YEAR       PERIOD
                  ENDED         ENDED        ENDED       ENDED       ENDED         ENDED         ENDED      ENDED       ENDED
                 05/31/95      05/31/94     05/31/93    05/31/92    05/31/91      05/31/90      05/31/89   05/31/88    05/31/87*
              ----------------------------------------------------------------------------------------------------------------------
Operating
performance:
Net asset
 value,
 beginning
 of
 period...      $     1.00    $     1.00    $     1.00   $   1.00     $  1.00       $  1.00      $  1.00     $  1.00    $   1.00
                ----------    ----------    ----------   --------     -------       -------      -------     -------    --------
Net
investment
 income...          0.0519        0.0318        0.0328     0.0506      0.0749        0.0855       0.0839      0.0675      0.0277
Dividends
 from net
investment
 income...         (0.0519)      (0.0318)      (0.0328)   (0.0506)    (0.0749)      (0.0855)     (0.0839)    (0.0675)    (0.0277)
                ----------    ----------    ----------   --------     -------       -------      -------     -------    --------
Net asset
 value,
 end of
 period...      $     1.00    $     1.00    $     1.00   $   1.00     $  1.00      $   1.00      $  1.00     $  1.00    $   1.00
                ==========    ==========    ==========   ========     =======       =======      =======     =======    ========
Total
return++...           5.32%         3.22%         3.33%      5.19%+++    7.75%+++      8.88%+++     8.71%+++    6.94%+++    2.79%+++
                ==========     =========     =========    =======     =======       =======      =======     =======    ========
Ratios to
 average
 net
 assets/supplemental
 data:
Net
 assets,
 end of
 period
(000's)...      $2,873,096    $2,883,762    $1,156,266   $500,476     $574,993     $433,298      $115,295    $264,063    $252,562
Ratio of
 operating
 expenses
 to
 average
 net
 assets...            0.30%         0.30%         0.30%      0.30%       0.30%        0.32%         0.35%       0.36%       0.35%+
Ratio of
 net
investment
 income to
 average
 net
 assets...            5.23%         3.20%         3.25%      5.03%       7.47%        8.43%         8.11%       6.73%       5.99%+
Ratio of
 operating
 expenses
 to
 average
 net
 assets
 without
 waivers
 and
 reimbursements...    0.38%         0.37%         0.36%      0.42%       0.44%        0.50%+++      0.55%+++    0.56%+++    0.65%+++
Net
investment
 income
 per share
 without
 waivers
 and
 reimbursements... $0.0511       $0.0311       $0.0322    $0.0494     $0.0735      $0.0731+++    $0.0819+++  $0.0655+++ $ 0.0247+++


---------------

  * The Nations Prime Fund Trust A, Trust B, Investor A, Investor B, Investor C and Investor D Shares commenced operations on December 15, 1986, June 16, 1994, July 16, 1990, May 11, 1994, November 26, 1993 and February 9, 1995,
    respectively.

  + Annualized.

 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charge.

+++ Unaudited.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND, INC.
--------------------------------------------------------------------------------

   FINANCIAL HIGHLIGHTS (CONTINUED)
TRUST B
SHARES                           INVESTOR A SHARES                             INVESTOR B SHARES
--------     ------------------------------------------------------------     ---------------------
PERIOD        YEAR         YEAR         YEAR         YEAR        PERIOD        YEAR        PERIOD
ENDED        ENDED        ENDED        ENDED        ENDED        ENDED        ENDED        ENDED
05/31/95*    05/31/95     05/31/94     05/31/93     05/31/92     05/31/91*    05/31/95     05/31/94*
------------------------------------------------------------------------------------------------------
$   1.00     $   1.00     $   1.00     $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
--------     --------     --------     --------     --------     --------     --------     --------
  0.0474       0.0475       0.0283       0.0293       0.0470       0.0617       0.0493       0.0015
 (0.0474)     (0.0475)     (0.0283)     (0.0293)     (0.0470)     (0.0617)     (0.0493)     (0.0015)
--------     --------     --------     --------     --------     --------     --------     --------
$   1.00     $   1.00     $   1.00      $  1.00     $   1.00     $   1.00     $   1.00     $   1.00
========     ========     ========     ========     ========     ========     ========     ========
    4.84%        4.85%        2.86%        2.97%        4.81%+++     7.31%+++     5.03%        0.15%
========     ========     ========     ========     ========     ========     ========     ========
$126,120     $698,358     $511,833     $306,376     $281,101     $144,202     $216,973     $      2
    0.55%+       0.75%        0.65%        0.65%        0.65%        0.65%+       0.56%        0.55%+
    4.98%+       4.78%        2.85%        2.90%        4.67%        6.69%+       4.97%        2.95%+
    0.63%+       0.83%        0.72%        0.71%        0.77%        0.79%+       0.64%        0.62%+
$ 0.0466     $ 0.0467     $ 0.0276     $ 0.0287     $ 0.0458     $ 0.0603     $ 0.0485     $ 0.0015




         INVESTOR C            INVESTOR D
          SHARES                 SHARES
---------------------------    ----------
 Year           PERIOD         PERIOD
 Ended          ENDED          ENDED
 05/31/95       05/31/94*      05/31/95*
------------------------------------------
 $   1.00        $   1.00       $   1.00
 --------        --------       --------
   0.0493          0.0155         0.0173
  (0.0493)        (0.0155)       (0.0173)
 --------        --------       --------
     1.00         $  1.00       $   1.00
 ========        ========       ========
     5.03%           1.58%          1.74%
 ========        ========       ========
   53,451        $  1,481       $      2
     0.56%           0.55%+         0.55%+
     4.97%           2.95%+         4.98%+
     0.64%           0.62%+         0.63%+
  $0.0485        $ 0.0151       $ 0.0165

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND, INC.
NATIONS TREASURY FUND
--------------------------------------------------------------------------------

   FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                             TRUST A SHARES
------------------------------------------------------------------------------------------------------------------------------------
                  YEAR           YEAR         YEAR         YEAR       YEAR        YEAR       YEAR        YEAR          PERIOD
                  ENDED          ENDED        ENDED        ENDED      ENDED       ENDED      ENDED       ENDED          ENDED
                05/31/95       05/31/94     05/31/93     05/31/92   05/31/91    05/31/90   05/31/89    05/31/88       05/31/87*
------------------------------------------------------------------------------------------------------------------------------------
Operating
performance:
Net
 asset
value,
beginning
 of
 period...      $     1.00     $     1.00   $     1.00  $     1.00    $  1.00     $  1.00     $  1.00     $  1.00       $  1.00
                ----------     ----------   ----------  ----------    -------     -------     -------     -------       -------
Net
investment
 income...          0.0494         0.0297       0.0307      0.0483     0.0721      0.0829      0.0802      0.0630        0.0262
Dividends
 from net
 investment
 income...         (0.0494)       (0.0297)     (0.0307)    (0.0483)   (0.0721)    (0.0829)    (0.0802)    (0.0630)      (0.0262)
Distributions
 from net
 realized
 capital
 gains...          (0.0000)**          --           --          --         --          --          --          --            --
                ----------     ----------   ----------   ---------   --------    --------    --------    --------     ---------
Net
 asset
 value,
 end
 of
 period...      $     1.00   $     1.00   $     1.00   $     1.00    $   1.00    $   1.00    $  1.00     $   1.00     $  1.00
                ==========   ==========   ==========   ==========    ========    ========    =======     ========     =======
Total
return++...           5.05%        2.99%        3.12%        4.95%+++    7.46%+++    8.61%+++   8.33%+++     6.49%+++    2.64%+++
                ==========   ==========   ==========   ==========    ========    ========    =======     ========     =======
Ratios
 to
 average
 net
 assets/supplemental
 data:
Net
assets,
 end of
 period
 (000's)...     $2,896,868   $2,679,992   $2,956,796   $1,094,741    $955,186    $392,843    $90,946     $111,414     $66,221
Ratio
 of
 operating
 expenses
 to
 average
 net
 assets...            0.30%        0.30%        0.30%        0.29%       0.25%       0.25%      0.39%        0.38%       0.35%+
Ratio
 of
 net
 investment
 income to
 average
 net
 assets...            4.99%        2.97%        3.02%        4.82%       7.04%       8.18%      7.93%        6.31%       5.68%+
Ratio
 of
 operating
 expenses
 to
 average
 net
 assets
 without
 waivers
 and
 reimbursements...      0.35%        0.36%        0.36%        0.42%       0.43%       0.59%+++   0.58%+++     0.65%+++    0.75%+++
Net
investment
 income
 per share
 without
 waivers
 and
 reimbursements... $   0.0489   $   0.0292   $   0.0302   $   0.0470     $0.0703     $0.0693+++ $0.0783+++   $0.0603+++  $0.0222+++

---------------

  * The Nations Treasury Fund Trust A, Trust B, Investor A, Investor B, Investor C and Investor D Shares commenced operations on December 15, 1986, June 16, 1994, July 16, 1990, May 16, 1994, May 11, 1994 and February 9, 1995,
    respectively.

 ** Amount represents less than $0.0001.

  + Annualized.

 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charge.

+++ Unaudited.


                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND, INC.
--------------------------------------------------------------------------------

   FINANCIAL HIGHLIGHTS (CONTINUED)
      TRUST B                                                                                                          INVESTOR
      SHARES                                INVESTOR A SHARES                                INVESTOR B SHARES         C SHARES
     ---------      -----------------------------------------------------------------      ----------------------      --------
      PERIOD          YEAR          YEAR          YEAR          YEAR         PERIOD          YEAR         PERIOD         YEAR
       ENDED         ENDED         ENDED         ENDED         ENDED          ENDED         ENDED         ENDED         ENDED
     05/31/95*      05/31/95      05/31/94      05/31/93      05/31/92      05/31/91*      05/31/95      05/31/94      05/31/95
     --------------------------------------------------------------------------------------------------------------------------
     $   1.00      $   1.00       $  1.00      $   1.00       $  1.00       $   1.00       $  1.00       $  1.00       $  1.00
     --------      --------       -------      --------       -------       --------       -------       -------       -------
       0.0449        0.0457        0.0262        0.0272        0.0448         0.0592        0.0468        0.0015        0.0468
      (0.0449)      (0.0457)      (0.0262)      (0.0272)      (0.0448)       (0.0592)      (0.0468)      (0.0015)      (0.0468)
      (0.0000)**    (0.0000)**         --            --            --             --       (0.0000)**         --       (0.0000)**
     --------      --------      --------      --------      --------      ---------      --------       -------       --------
     $   1.00      $   1.00       $  1.00      $   1.00       $  1.00       $   1.00       $  1.00       $  1.00       $  1.00
     ========      ========      ========      ========      ========      =========      ========       =======       =======
         4.56%         4.65%         2.67%         2.77%         4.57%+++       6.98%+++      4.76%         0.14%         4.76%
     ========      ========      ========      ========      ========      =========      ========       =======       =======
     $ 56,815      $107,475       $74,195      $105,828       $90,917       $ 37,265       $52,564       $     2       $ 6,373
         0.55%+        0.67%         0.65%         0.65%         0.64%          0.61%+        0.56%         0.55%+        0.56%
         4.74%+        4.62%         2.62%         2.67%         4.47%          6.53%+        4.73%         2.72%+        4.73%
         0.60%+        0.72%         0.71%         0.71%         0.76%          0.83%+        0.61%         0.61%+        0.61%
     $ 0.0444       $0.0452       $0.0257       $0.0266       $0.0435       $ 0.0570       $0.0463       $0.0014       $0.0463





      INVESTOR C      INVESTOR D
        SHARES          SHARES
      ----------      ----------
        PERIOD          PERIOD
         ENDED          ENDED
       05/31/94*      05/31/95*
     ----------------------------------------------------------------------------
       $   1.00        $   1.00
       --------        --------
         0.0019          0.0167
        (0.0019)        (0.0167)
             --              --
       --------        --------
       $   1.00        $   1.00
       ========        ========
           0.19%           1.67%
       $    191        $      2
       ========        ========
           0.55%+          0.55%+
           2.72%+          4.74%+
           0.61%+          0.60%+
       $ 0.0019        $ 0.0162

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND, INC.
NATIONS EQUITY INCOME FUND
--------------------------------------------------------------------------------

   FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                                         TRUST A SHARES
                                                                -----------------------------------------------------------------
                                                                  YEAR          YEAR          YEAR          YEAR         PERIOD
                                                                 ENDED         ENDED         ENDED         ENDED          ENDED
                                                                05/31/95      05/31/94      05/31/93      05/31/92      05/31/91*
                                                                -----------------------------------------------------------------
Operating performance:
Net asset value, beginning of period........................   $  11.43      $  12.06      $  11.41       $ 10.19        $ 10.00
                                                                --------      --------      --------       -------        -------
Net investment income.......................................       0.42          0.38          0.37          0.34           0.05
Net realized and unrealized gain on investments.............       1.11          0.22          1.08          1.25           0.14
                                                                --------      --------      --------       -------        -------
Net increase in net assets resulting from investment
 operations.................................................       1.53          0.60          1.45          1.59           0.19
Distributions:
Dividends from net investment income........................      (0.42)        (0.42)        (0.35)        (0.30)            --
Distributions from net realized capital gains...............      (0.73)        (0.81)        (0.45)        (0.07)            --
                                                                --------      --------      --------       -------        -------
Total distributions.........................................      (1.15)        (1.23)        (0.80)        (0.37)          0.00
                                                                --------      --------      --------       -------        -------
Net asset value, end of period..............................   $  11.81      $  11.43      $  12.06       $ 11.41        $ 10.19
                                                                ========      ========      ========       =======        =======
Total return++..............................................      14.79%         5.00%        13.30%        15.91%+++       1.90%+++
                                                                ========      ========      ========       =======        =======
Ratios to average net assets/supplemental data:
Net assets, end of period (000's)...........................   $283,082      $225,740      $175,949       $18,104        $10,194
Ratio of operating expenses to average net assets...........       0.92%         0.94%         0.92%         1.10%          1.12%+
Ratio of net investment income to average net assets........       3.75%         3.41%         3.37%         3.15%          3.66%+
Portfolio turnover rate.....................................        158%          116%           55%           84%             9%
Ratio of operating expenses to average net assets without
 waivers and reimbursements.................................       0.93%         0.95%         1.04%         2.21%          1.80%+
Net investment income per share without waivers and
 reimbursements.............................................   $   0.42      $   0.38      $   0.36       $  0.22        $ (0.06)

---------------
   * The Nations Equity Income Fund Trust A, Investor A, Investor C and Investor N Shares  commenced operations on  April 11, 1991,
     April 16, 1991, June 17, 1992 and June 7, 1993, respectively.
   + Annualized.
  ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charge.
 +++ Unaudited.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND, INC.
--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                                                 INVESTOR
                           INVESTOR A SHARES                                     INVESTOR C SHARES               N SHARES
     -------------------------------------------------------------     -------------------------------------     ---------
       YEAR         YEAR         YEAR         YEAR        PERIOD         YEAR          YEAR         PERIOD         YEAR
      ENDED        ENDED        ENDED        ENDED         ENDED         ENDED         ENDED         ENDED         ENDED
     05/31/95     05/31/94     05/31/93     05/31/92     05/31/91*     05/31/95      05/31/94      05/31/93*     05/31/95
     ---------------------------------------------------------------------------------------------------------------------
     $ 11.41      $ 12.02      $ 11.40       $10.19       $ 10.04       $ 11.47       $ 12.04       $ 11.13       $ 11.40
     -------      -------      -------       ------       -------       -------       -------       -------       -------
        0.40         0.37         0.34         0.29          0.05          0.32          0.28          0.32          0.34
        1.10         0.21         1.05         1.27          0.10          1.08          0.21          1.32          1.11
     -------     --------     --------     --------       -------       -------       -------       -------       -------
        1.50         0.58         1.39         1.56          0.15          1.40          0.49          1.64          1.45
       (0.40)       (0.38)       (0.32)       (0.28)           --         (0.31)        (0.25)        (0.28)        (0.35)
       (0.73)       (0.81)       (0.45)       (0.07)           --         (0.73)        (0.81)        (0.45)        (0.73)
     -------     --------     --------     --------       -------       -------       -------       -------       -------
       (1.13)       (1.19)       (0.77)       (0.35)         0.00         (1.04)        (1.06)        (0.73)        (1.08)
     -------     --------     --------     --------       -------       -------       -------       -------       -------
     $ 11.78      $ 11.41      $ 12.02       $11.40       $ 10.19       $ 11.83       $ 11.47       $ 12.04       $ 11.77
     =======      =======      =======       ======       =======       =======       =======       =======       =======
       14.53%        4.74%       12.78%       15.59%+++      1.49%+++     13.49%         3.96%        15.31%        14.03%
     =======      =======      =======       ======       =======       =======       =======       =======       =======
     $35,538      $33,691      $32,760       $3,418       $   497       $ 4,278       $ 4,221       $ 4,377       $75,371
        1.17%        1.19%        1.17%        1.35%         1.37%+        1.92%         1.94%         1.92%+        1.67%
        3.50%        3.16%        3.12%        2.90%         3.40%+        2.75%         2.41%         2.37%+        3.00%
         158%         116%          55%          84%            9%          158%          116%           55%          158%
        1.18%        1.20%        1.29%        2.46%        15.09%+        1.93%         1.95%         2.04%+        1.68%
     $  0.40      $  0.37      $  0.33       $ 0.18       $ (1.30)      $  0.32       $  0.28       $  0.31       $  0.34




   INVESTOR N SHARES
   ----------------
        PERIOD
         ENDED
       05/31/94*
       ---------

        $ 11.98
        -------
           0.37
           0.22
        -------
           0.59
          (0.36)
          (0.81)
        -------
          (1.17)
        -------
        $ 11.40
        =======
           4.84%
        =======
        $46,043
           1.69%+
           2.66%+
            116%
           1.70%+
        $  0.37

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND, INC.
NATIONS GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

   FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                                          TRUST A SHARES
                                                                 ----------------------------------------------------------------
                                                                   YEAR          YEAR         YEAR         YEAR          PERIOD
                                                                   ENDED        ENDED        ENDED        ENDED           ENDED
                                                                 05/31/95#     05/31/94     05/31/93     05/31/92       05/31/91*
                                                                 ----------------------------------------------------------------
Operating performance:
Net asset value, beginning of period.........................     $  9.80      $  10.46     $  10.36     $  10.05        $ 10.00
                                                                  -------      --------     --------     --------        -------
Net investment income........................................        0.64          0.64         0.71         0.74           0.10
Net realized and unrealized gain/(loss) on investments.......        0.06         (0.61)        0.13         0.37           0.02
                                                                  -------      --------     --------     --------        -------
Net increase/(decrease) in net assets resulting from
  investment operations......................................        0.70          0.03         0.84         1.11           0.12
Distributions:
Dividends from net investment income.........................       (0.60)        (0.58)       (0.70)       (0.77)         (0.07)
Dividends in excess of net investment income.................          --         (0.02)          --           --             --
Distributions in excess of net realized capital gains........          --         (0.05)       (0.04)       (0.03)            --
Distributions from capital...................................       (0.04)        (0.04)          --           --             --
                                                                  -------      --------     --------     --------        -------
Total distributions..........................................       (0.64)        (0.69)       (0.74)       (0.80)         (0.07)
                                                                  -------      --------     --------     --------        -------
Net asset value, end of period...............................     $  9.86      $   9.80     $  10.46     $  10.36        $ 10.05
                                                                  =======      ========     ========     ========        =======
Total return++...............................................        7.55%         0.06%        8.37%       11.43%+++       1.19%+++
                                                                  =======      ========     ========     ========        =======
Ratios to average net assets/supplemental data:
Net assets, end of period (000's)............................     $39,909      $ 44,536     $ 40,472     $ 42,256        $10,047
Ratio of operating expenses to average net assets............        0.76%         0.73%        0.85%        1.06%          1.10%+
Ratio of net investment income to average net assets.........        6.69%         6.08%        6.67%        7.15%          7.18%+
Portfolio turnover rate......................................         413%           56%         103%         130%             5%
Ratio of operating expenses to average net assets without
  waivers and reimbursements.................................        0.94%         0.94%        1.00%        1.72%          1.69%+++
Net investment income per share without waivers and
  reimbursements.............................................     $  0.62      $   0.61     $   0.60     $   0.07        $  0.09+++

---------------

  * The Nations Government Securities Fund Trust A, Investor A, Investor C and Investor N Shares commenced operations on April 11, 1991, April 17, 1991 , July 6, 1992 and June 7, 1993, respectively.

  + Annualized.

 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charge.

+++ Unaudited.

  # Per share amounts have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed income method did not accord with the results of operations.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND, INC.
--------------------------------------------------------------------------------

   FINANCIAL HIGHLIGHTS (CONTINUED)

                    INVESTOR A SHARES                                  INVESTOR C SHARES                INVESTOR N SHARES
----------------------------------------------------------     ----------------------------------     ---------------------
  YEAR        YEAR        YEAR         YEAR       PERIOD         YEAR        YEAR        PERIOD         YEAR       PERIOD
 ENDED       ENDED        ENDED       ENDED        ENDED        ENDED       ENDED        ENDED         ENDED        ENDED
05/31/95#   05/31/94    05/31/93#    05/31/92    05/31/91*     05/31/95#   05/31/94    05/31/93*#     05/31/95#   05/31/94*
---------------------------------------------------------------------------------------------------------------------------
$  9.80     $ 10.46      $ 10.36      $10.05       $10.01       $ 9.80      $10.46       $10.52       $  9.80      $ 10.49
-------     -------      -------      ------       ------       ------      ------       ------       -------      -------
   0.61        0.62         0.66        0.71         0.09         0.57        0.55         0.59          0.58         0.54
   0.06       (0.61)        0.16        0.38         0.02         0.06       (0.61)        0.02          0.06        (0.64)
-------     -------      -------      ------       ------       ------      ------       ------       -------      -------
   0.67        0.01         0.82        1.09         0.11         0.63       (0.06)        0.61          0.64        (0.10)

  (0.57)      (0.56)       (0.68)      (0.75)       (0.07)       (0.53)      (0.50)       (0.63)        (0.54)       (0.49)
     --       (0.02)          --          --           --           --       (0.01)          --            --        (0.01)
     --       (0.05)       (0.04)      (0.03)          --           --       (0.05)       (0.04)           --        (0.05)
  (0.04)      (0.04)          --          --           --        (0.04)      (0.04)          --         (0.04)       (0.04)
-------     -------      -------      ------       ------       ------      ------       ------       -------      -------
  (0.61)      (0.67)       (0.72)      (0.78)       (0.07)       (0.57)      (0.60)       (0.67)        (0.58)       (0.59)
-------     -------      -------      ------       ------       ------      ------       ------       -------      -------
$  9.86     $  9.80      $ 10.46      $10.36       $10.05       $ 9.86      $ 9.80       $10.46       $  9.86      $  9.80
=======     =======      =======      ======       ======       ======      ======       ======       =======      =======
   7.29%      (0.11)%       8.18%      11.18%+++     1.07%+++     6.76%      (0.69)%       5.37%         6.86%       (1.09)%
=======     =======      =======      ======       ======       ======      ======       ======       =======      =======
$10,928     $14,044      $15,354      $3,326       $  661       $2,945      $5,265       $5,998       $56,155      $56,313
   1.01%       0.90%        1.00%       1.31%        1.35%+       1.51%       1.48%        1.60%+        1.41%        1.38%+
   6.44%       5.91%        6.52%       6.90%        7.22%+       5.94%       5.33%        5.92%+        6.04%        5.43%+
    413%         56%         103%        130%           5%         413%         56%         103%          413%          56%

   1.19%       1.11%        1.15%       1.97%        1.94%+++     1.69%       1.69%        1.75%+        1.59%        1.59%+
$  0.59     $  0.59      $  0.55      $ 0.07       $ 0.08+++    $ 0.55      $ 0.53       $ 0.42       $  0.56      $  0.52


                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND, INC.
NATIONS INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

   FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                             TRUST A SHARES                           INVESTOR A SHARES
                                              ---------------------------------------------   ----------------------------------
                                                YEAR        YEAR        YEAR       PERIOD       YEAR        YEAR       PERIOD
                                                ENDED       ENDED       ENDED       ENDED       ENDED       ENDED       ENDED
                                              05/31/95#   05/31/94#   05/31/93#   05/31/92*   05/31/95#   05/31/94#   05/31/93*#
                                              ----------------------------------------------------------------------------------
Operating performance:
Net asset value, beginning of period........  $  12.06    $  10.60    $  10.40     $ 10.00     $ 12.00     $ 10.56     $ 10.38
                                              ---------   --------    --------     --------    -------     -------     -------
Net investment income/(loss)................      0.14        0.09        0.09        0.08        0.11        0.06        0.07
Net realized and unrealized gain/(loss) on
  investments...............................     (0.20)       1.44        0.21        0.36       (0.20)       1.44        0.21
                                              ---------   --------    --------     --------    -------     -------     -------
Net increase/(decrease) in net assets
  resulting from
  investment operations.....................     (0.06)       1.53        0.30        0.44       (0.09)       1.50        0.28
Distributions:
Dividends from net investment income........     (0.03)      (0.05)      (0.08)      (0.04)      (0.02)      (0.04)      (0.08)
Distributions from net realized capital
  gains.....................................     (0.12)      (0.02)      (0.02)         --       (0.12)      (0.02)      (0.02)
Distributions in excess of net realized
  capital gains.............................     (0.10)         --          --          --       (0.10)         --          --
                                              ---------   --------    --------     --------    -------     -------     -------
Total distributions.........................     (0.25)      (0.07)      (0.10)      (0.04)      (0.24)      (0.06)      (0.10)
                                              ---------   --------    --------     --------    -------     -------     -------
Net asset value, end of period..............  $  11.75    $  12.06    $  10.60     $ 10.40     $ 11.67     $ 12.00     $ 10.56
                                              ========    ========    ========     =======     =======     =======     =======
Total return++..............................     (0.46)%     14.37%       3.14%       4.43%+++   (0.69)%     14.00%       2.91%
                                              ========    ========    ========     =======     =======     =======     =======
Ratios to average net assets/supplemental
  data:
Net assets, end of period (000's)...........  $572,940    $401,559    $118,873     $83,970     $ 4,877     $ 3,219     $   839
Ratio of operating expenses to average net
  assets....................................      1.03%       1.17%       1.30%       1.33%+      1.28%       1.42%       1.55%+
Ratio of net investment income/(loss) to
  average net assets........................      1.17%       0.75%       1.03%       1.81%+      0.92%       0.50%       0.78%+
Portfolio turnover rate.....................        92%         39%         41%         11%         92%         39%         41%
Ratio of operating expenses to average net
  assets without waivers and
  reimbursements............................      1.04%       1.18%       1.32%       1.43%+      1.29%       1.43%       1.62%+
Net investment income/(loss) per share
  without waivers and reimbursements........  $   0.14    $   0.08    $   0.10     $  0.03     $  0.11     $  0.05     $  0.07

---------------

  * The Nations International Equity Fund Trust A, Investor A, Investor C and Investor N Shares commenced operations on December 2, 1991, June 3, 1992, June 17, 1992 and June 7, 1993, respectively.

 ** Amount represents less than $0.01.

  + Annualized.

 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charge.

+++ Unaudited.

 # Per share amounts have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed income method did not accord with the results of operations.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND, INC.
--------------------------------------------------------------------------------

   FINANCIAL HIGHLIGHTS (CONTINUED)

                 INVESTOR C SHARES                    INVESTOR N SHARES
      ---------------------------------------      ------------------------
        YEAR           YEAR          PERIOD          YEAR          PERIOD
        ENDED          ENDED          ENDED          ENDED          ENDED
      05/31/95#      05/31/94#      05/31/93*#     05/31/95#      05/31/94*#
     -----------------------------------------------------------------------
       $ 11.86        $ 10.49        $ 10.10        $ 11.96        $ 10.51
       -------        -------        -------        -------        -------
          0.02          (0.03)          0.00**         0.05          (0.00)**
         (0.21)          1.43           0.48          (0.22)          1.51
       -------        -------        -------        -------        -------
         (0.19)          1.40           0.48          (0.17)          1.51
            --          (0.01)         (0.07)         (0.01)         (0.04)
         (0.12)         (0.02)         (0.02)         (0.12)         (0.02)
         (0.10)            --             --          (0.10)            --
       -------        -------        -------        -------        -------
         (0.22)         (0.03)         (0.09)         (0.23)         (0.06)
       -------        -------        -------        -------        -------
       $ 11.45        $ 11.86        $ 10.49        $ 11.56        $ 11.96
       =======        =======        =======        =======        =======
         (1.56)%        13.21%          4.97%         (1.30)%        14.32%
       =======        =======        =======        =======        =======
       $   495        $   339        $   200        $31,372        $17,349
          2.03%          2.17%          2.30%+         1.78%          1.92%+
          0.17%         (0.25)%         0.03%+         0.42%         (0.00)%+
            92%            39%            41%            92%            39%
          2.04%          2.18%          2.32%+         1.79%          1.93%+
       $  0.02        $ (0.03)       $  0.00**      $  0.05        $ (0.00)**

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND, INC.
--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES.

Nations Fund, Inc. (the "Company") is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company and consists of five separate portfolios: Nations Prime Fund ("Prime Fund"), Nations Treasury Fund ("Treasury Fund"), Nations Equity Income Fund ("Equity Income Fund"), Nations Government Securities Fund ("Government Securities Fund") and Nations International Equity Fund ("International Equity Fund") (the "Funds"). The Equity Income Fund, the Government Securities Fund and the International Equity Fund currently offer four classes of shares: Trust A Shares, Investor A Shares, Investor C Shares (formerly Investor B Shares) and Investor N Shares (formerly Investor C Shares). The Prime Fund and the Treasury Fund currently offer six classes of shares: Trust A Shares, Trust B Shares, Investor A Shares, Investor B Shares, Investor C Shares and Investor D Shares. The Board of Directors has authorized the issuance of Trust B Shares of all Funds. As of May 31, 1995, no Trust B Shares of the Equity Income Fund, Government Securities Fund and International Equity Fund have been issued. Shareholders of a Fund have equal voting rights on matters affecting all shareholders of the Fund equally. In addition, each class of shares of a Fund has exclusive voting rights on matters that relate solely to the class, and separate voting rights on matters in which the interests of one class of shares differ from the interests of any other class. The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements.

Securities Valuations: A security listed or traded on an exchange is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last available bid and asked prices based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date. Debt obligations that are issued or guaranteed by the U.S. government, its agencies, authorities and instrumentalities are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate, maturity and general market conditions. Securities for which market quotations are not readily available are valued at fair value under the supervision of the Board of Directors. The portfolio securities of the Prime Fund and the Treasury Fund are valued at amortized cost. Amortized cost valuation involves valuing an instrument at its cost initially and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the effect of fluctuating interest rates on the market value of the instrument. Short-term obligations having 60 days or less to maturity are valued at cost plus interest earned, which approximates market value.

Repurchase Agreements: Each Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal at all times to the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Funds' investment adviser, acting under the supervision of the Board of Directors, monitors the value of collateral received as well as the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

Certain Funds may enter into floating rate repurchase agreements ("FRRA"). FRAA's are defined as repurchase agreements whose interest rate resets periodically based upon a defined index, the maturity of which can be extended or renewed. The terms of the FRRA's entered into by a Fund may include a demand feature which allows the Fund to put the security back to the issuer at par value after giving specified notice.

Reverse Repurchase Agreement: The Prime Fund, Treasury Fund and Government Securities Fund each may enter into reverse repurchase agreements with institutions that the Fund's investment adviser has determined are creditworthy. Under a reverse repurchase agreement, a Fund sells securities and agrees to repurchase them at a mutually agreed upon

NATIONS FUND, INC.

--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

date and price. At the time a Fund enters into a reverse repurchase agreement, it establishes a segregated account with its custodian bank in which it will maintain cash, U.S. Government securities or other liquid high grade debt obligations equal in value to its obligations arising under the reverse repurchase agreement. Reverse repurchase agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Fund may decline below the price of the securities the Fund is obligated to repurchase. Securities subject to repurchase under reverse repurchase agreements are designated in the Schedule of Investments.

At May 31, 1995, the Treasury Fund had reverse repurchase agreements outstanding as follows:

        Maturity Amount...........................................................  $ 655,945,000
        Maturity Date.............................................................       07/03/95
        Market Value of Assets Sold Under Agreements..............................  $ 655,540,337

The average weekly balance of reverse repurchase agreements outstanding during the year ended May 31, 1995 was $627,635,547. The Prime Fund and Government Securities Fund did not enter into any reverse repurchase agreements during the year ended May 31, 1995.

The proceeds received by the Treasury Fund under the reverse repurchase agreements were reinvested in a tri-party repurchase agreement. Net fees earned during the year, representing the difference between interest rates on the reverse repurchase and repurchase agreements, amounted to $692,438 and have been included in interest income in the Statement of Operations.

Futures contracts: The Equity Income Fund, the Government Securities Fund and the International Equity Fund may enter into futures contracts for the purpose of hedging against changes in values of a Fund's securities, in prevailing interest rates or in currency exchange rates. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day. The Fund recognizes a realized gain or loss when the contract is closed equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

Risks arise in the possible movement of the securities or indices underlying those investments. Risks also include the possibility that there may not be a liquid secondary market for these contracts, that a change in the value of the contract may not correlate with changes in the value of the underlying securities or that the counterparty to a contract may default on its obligation to perform.

Forward Foreign Currency Contracts: The International Equity Fund may invest in forward foreign currency contracts to hedge against anticipated future changes in interest rates which otherwise might either adversely affect the value of the portfolio securities of a Fund or adversely affect the prices of securities which a Fund intends to purchase at a later date. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's investment securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

Foreign Currency: The books and records of the Funds are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange

NATIONS FUND, INC.

--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

rates include foreign currency gains and losses between trade date and settlement date of investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Dollar roll transactions: The Government Securities Fund may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the mortgage market. Dollar roll transactions consist of the sale by a Fund of mortgage-backed or other asset-backed securities, together with a commitment to purchase similar, but not identical, securities at a future date, at the same price. In addition, a Fund is paid a fee as consideration for entering into the commitment to purchase. This fee is accrued as income over the life of the dollar roll contract. If the broker/dealer to whom a Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the security may be restricted; the value of the security may change adversely over the term of the dollar roll; the security that the Fund is required to repurchase may be worth less than the security that the Fund originally held, and the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.

Securities Transactions and Investment Income: Securities transactions are accounted for on a trade date basis. Realized gains and losses on sales are computed on the basis of specific identification of the securities sold. Interest income, adjusted for amortization of discounts and premiums on investments, is earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Funds are informed of the ex-dividend date. Each Fund's investment income and realized and unrealized gains and losses are allocated among the classes based upon the relative net assets of each class.

Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date; interest income is not accrued until settlement date. Each Fund instructs the custodian to segregate assets in a separate account with a current value at least equal to the amount of its when-issued purchase commitments.

Dividends and Distributions to Shareholders: Dividends from net investment income, if any, for the Equity Income Fund and the International Equity Fund are declared and paid each calendar quarter. Dividends from net investment income for the Prime Fund, the Treasury Fund and the Government Securities Fund are declared on each day the Fund is open for business and paid monthly. Net realized capital gains (including net short-term capital gains) for the Equity Income Fund, Government Securities Fund and International Equity Fund are distributed at least annually. For the Prime Fund and the Treasury Fund, capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually after the fiscal year in which earned or more frequently to maintain each Fund's net asset value of $1.00 per share. Additional distributions may be made at the discretion of the Board of Directors in order to avoid the application of a 4% nondeductible Federal excise tax on certain amounts of undistributed ordinary income and capital gains. Income distributions and capital gain distributions on a Fund level are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to timing differences and differing characterization of distributions made by the Fund as a whole.

Reclassifications are made to each Funds' capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations.

Reclassifications for the year ended May 31, 1995 were as follows:

                                                                           DECREASE               INCREASE
                                                       INCREASE        UNDISTRIBUTED NET      ACCUMULATED NET
                                                    PAID-IN CAPITAL    INVESTMENT INCOME    REALIZED GAIN/(LOSS)
                                                    ------------------------------------------------------------
    Equity Income Fund............................    $ 1,334,349                  --           $ (1,334,349)
    Government Securities Fund....................         75,436            (262,672)               187,236
    International Equity Fund.....................             --         (20,411,131)            20,411,131

Paid-in capital was reduced by $466,545 for the Government Securities Fund, due to a tax return of capital. This has been reflected in the distributions section of the Statement of Changes in Net Assets.

NATIONS FUND, INC.

--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Income Taxes: Each Fund intends to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its earnings to shareholders. Therefore, no Federal income tax provision is required. The Fund may be subject to foreign taxes on income, gains on investment or currency repatriation.

Expenses: General expenses of the Company are allocated to the Funds based upon relative net assets. Operating expenses directly attributable to a class of shares are charged to that class' operations. Expenses of the Company not directly attributable to the operations of any class of shares or portfolio are prorated among the classes based on the relative net assets of each class.

Cash Flow Information: Cash, as used in the Statement of Cash Flows, is the amount reported in the Statement of Assets and Liabilities. The Company issues its shares, invests in securities, and distributes dividends from net investment income (which are either paid in cash or reinvested at the discretion of shareholders). These activities are reported in the Statement of Changes in Net Assets. Information on cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include unrealized gain or loss on investment securities, accretion income recognized on investment securities and amortization of deferred organization costs.

2. INVESTMENT ADVISORY FEE, SUB-INVESTMENT ADVISORY FEE, ADMINISTRATION FEE AND RELATED PARTY TRANSACTIONS.

The Company has entered into Investment Advisory Agreements with NationsBank, N.A. (Carolinas) (together with its predecessors "NationsBank") as successor to NationsBank of North Carolina, N.A., an indirect wholly-owned subsidiary of NationsBank Corporation, with respect to each Fund.


Under the terms of the Investment Advisory Agreements, NationsBank is entitled to receive an advisory fee from the Prime Fund and the Treasury Fund at the following annual rates of the combined average daily net assets of the Prime and Treasury Funds:

                                                                     FEES ON COMBINED
                                                                       ASSETS UP TO       FEES ON COMBINED
                                                                           $250           ASSETS EXCEEDING
                                                                         MILLION            $250 MILLION
                                                                     -------------------------------------
    Prime Fund.....................................................        0.25%                0.20%
    Treasury Fund..................................................        0.25%                0.20%

Under the terms of the Investment Advisory Agreements, NationsBank is entitled to receive an advisory fee from the Equity Income Fund and the Government
Securities Fund at the following annual rates of the average daily net assets of the Equity Income and Government Securities Funds:

                                                           FEES ON ASSETS      FEES ON ASSETS      FEES ON ASSETS
                                                               UP TO            BETWEEN $100         EXCEEDING
                                                            $100 MILLION      AND $250 MILLION      $250 MILLION
                                                           ------------------------------------------------------
    Equity Income Fund...................................       0.75%               0.70%               0.60%
    Government Securities Fund...........................       0.65%               0.55%               0.50%

Under the terms of the Investment Advisory Agreement, NationsBank is entitled to receive an advisory fee from the International Equity Fund at the annual rate of 0.40% of its average daily net assets.

The Company, on behalf of the International Equity Fund, also has entered into a Sub-Investment Advisory Agreement with Gartmore Capital Management Limited ("Gartmore"), a subsidiary of Gartmore plc, a United Kingdom (U.K.) company. Under the terms of the Sub-Investment Advisory Agreement, the International Equity Fund pays Gartmore a fee at the following annual rates: 0.45% of the first $100 million of its average daily net assets, plus 0.40% of its average daily net assets in excess of $100 million and up to $250 million, plus 0.35% of its average daily net assets in excess of $250 million.

Prior to February 1, 1995, the Company, on behalf of the International Equity Fund, had a Sub-Investment Advisory Agreement with NationsBank Panmure Investment Management Limited ("Panmure"). Panmure is a wholly-owned subsidiary of NationsBank Europe Limited which is a wholly-owned subsidiary of NationsBank. Panmure was paid a fee similar to the current agreement. For the period ended January 31, 1995, Panmure received $1,339,643 for its services.

NATIONS FUND, INC.

--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Stephens Inc. ("Stephens") serves as the Company's administrator pursuant to an Administration Agreement. The Shareholder Services Group, Inc. ("TSSG"), an indirect wholly-owned subsidiary of First Data Corporation, serves as the Company's co-administrator pursuant to a Co-Administration Agreement. Pursuant to the Administration and Co-Administration Agreements, the administrator and the co-administrator are entitled to receive a combined fee, computed daily and paid monthly, at the annual rate of 0.10% of average daily net assets of the Company and the investment portfolios of Nations Fund Trust (another registered open-end investment company that is part of the Nations Fund Family) on a combined basis.

For the year ended May 31, 1995, Stephens earned $4,209,992 (after fee waivers) for its services as administrator.

The investment adviser, administrator and co-administrator may, from time to time, reduce their fees payable by each Fund (either voluntarily or pursuant to applicable state limitations). For the year ended May 31, 1995, the investment adviser, administrator and co-administrator voluntarily waived fees and reimbursed expenses as follows:

                                                             FEES WAIVED      FEES WAIVED BY       EXPENSES
                                                                 BY           ADMINISTRATOR/      REIMBURSED
                                                               ADVISER       CO-ADMINISTRATOR     BY ADVISER
                                                             ----------------------------------------------
    Prime Fund.............................................  $ 2,649,510         $190,996          $191,636
    Treasury Fund..........................................    1,285,177          307,929                --
    Equity Income Fund.....................................           --           18,677                --
    Government Securities Fund.............................      196,944            6,098                --
    International Equity Fund..............................           --           27,683                --

No officer, director or employee of NationsBank, Stephens or TSSG or any affiliate thereof receives any compensation from the Company for serving as Director or officer of the Company. The Company pays each Director an annual fee of $1,000 ($3,000 for the Chairman of the Board), plus $500 per Fund and an additional $1,000 for each in-person board meeting, and $500 for each telephonic board meeting attended. The Company also reimburses expenses incurred by the Directors in attending such meetings.

Each Fund's eligible Directors may participate in a deferred compensation plan and a retirement plan which may be terminated at any time. All benefits provided under these plans are unfunded and any payments to plan participants are paid solely out of the Funds' assets. If approved by the Securities and Exchange Commission ("SEC"), income earned on each plan participant's deferral account will be tied to the rate of return of the eligible mutual funds selected by the participants or, if no funds are selected, to the rate of return of the Nations Treasury Fund. Until SEC approval is received, the rate of return will be tied to the yield on 90-day U.S. Treasury Bills.

NationsBank of Texas, N.A. acts as the custodian for the Prime Fund, the Treasury Fund, the Equity Income Fund and the Government Securities Fund. Boston Safe Deposit and Trust Company serves as the International Equity Fund's custodian. TSSG serves as transfer agent for the Funds' shares. NationsBank of Texas, N.A. acts as the sub-transfer agent for the Trust A Shares and Trust B Shares. Prior to July 1, 1994, NationsBank of Texas, N.A. served as the sole transfer agent for the Trust A Shares. For the year ended May 31, 1995, NationsBank of Texas, N.A. earned $1,049,578 and $2,743 for its custodian and transfer agent services, respectively.

Stephens acts as the distributor of the Funds' shares. For the year ended May 31, 1995, the Funds were informed that the distributor received and retained $57,270, representing commission (sales charges) on sales of Investor A and Investor C Shares of the Equity Income Fund, the Government Securities Fund and the International Equity Fund. A substantial portion of these fees are paid to affiliates of NationsBank.

For the year ended May 31, 1995, the Funds were informed that the distributor received $557,635, in contingent deferred sales charges from Investor C and Investor N Shares of the Equity Income Fund, the Government Securities Fund and the International Equity Fund. A substantial portion of these fees are paid to affiliates of NationsBank.

3.  SHAREHOLDER SERVICING AND DISTRIBUTION PLAN.

The Company has adopted a shareholder servicing plan ("Trust B Servicing Plan") for the Trust B Shares of the Funds. Under the Trust B Servicing Plan, a Fund may pay servicing agents that have entered into a shareholder servicing agreement with the Company for certain shareholder support services that are provided by the servicing agents to holders

NATIONS FUND, INC.

--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

of Trust B Shares. Payments under the Trust B Servicing Plan are accrued daily and paid monthly at a rate that will not exceed 0.25%, on an annualized basis, of the average daily net assets of the Trust B Shares of each Fund. Fees paid pursuant to the Trust B Servicing Plan are charged as expenses of Trust B Shares of a Fund as accrued. For the year ended May 31, 1995, the Prime Fund and the Treasury Fund accrued expenses under the Trust B Servicing Plan totaling 0.25%, on an annualized basis, of their average daily net assets.

For the year ended May 31, 1995, the Funds incurred the following amounts pursuant to the above plan.

                                                                                         TRUST B
                                                                                      SERVICING PLAN
                                                                                      --------------
        Prime Fund.................................................................      $252,570
        Treasury Fund..............................................................       132,840

The Company also has adopted shareholder servicing and distribution plans ("Investor A Plan") pursuant to Rule 12b-1 under the 1940 Act for the Investor A Shares of the Funds. Under the Investor A Plan, the Funds pay fees directly to the distributor. Payments under the Investor A Plan may not exceed 0.10%, on an annualized basis, of the average daily net assets of the Prime Fund and the Treasury Fund, respectively, and 0.25%, on an annualized basis, of the average daily net assets of the Equity Income Fund, the Government Securities Fund and the International Equity Fund, respectively. Fees paid pursuant to the Investor A Plan are charged as expenses of Investor A Shares of a Fund as accrued. For the year ended May 31, 1995, the Prime Fund and the Treasury Fund accrued 0.10% and the Equity Income Fund, the Government Securities Fund and the International Equity Fund accrued 0.25%, on an annualized basis, under the Investor A Plan.

The Company also has adopted a shareholder servicing plan ("Investor A Servicing Plan") with respect to Investor A Shares of the Prime Fund and the Treasury Fund. Pursuant to the Investor A Servicing Plan, such Funds may pay servicing agents that have entered into a shareholder servicing agreement with the Company for certain shareholder support services that are provided by the servicing agents to holders of Investor A Shares. Payments under the Investor A Servicing Plan are accrued daily and paid monthly at a rate that will not exceed 0.25%, on an annualized basis, of the average daily net assets of the Investor A Shares of the Prime Fund and Treasury Fund, respectively. Fees paid pursuant to the Investor A Servicing Plan are charged as expenses of Investor A Shares of a Fund as accrued. For the year ended May 31, 1995, the Prime Fund and the Treasury Fund accrued expenses under the Investor A Servicing Plan totaling 0.25%, on an annualized basis, of their average daily net assets.

For the year ended May 31, 1995, the Funds incurred the following amounts pursuant to the above plans:

                                                                      INVESTOR A           INVESTOR A
                                                                         PLAN            SERVICING PLAN
                                                                      ---------------------------------
        Prime Fund.................................................    $ 616,364           $1,540,909
        Treasury Fund..............................................       96,210              240,525
        Equity Income Fund.........................................       83,892                   --
        Government Securities Fund.................................       28,881                   --
        International Equity Fund..................................       10,492                   --

The Company has adopted distribution plans ("Investor B/C Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to Investor B Shares of the Prime Fund and Treasury Fund, and Investor C Shares of the Equity Income Fund, the Government Securities Fund and the International Equity Fund. Pursuant to the Investor B/C Plan, the Funds pay fees directly to the distributor. Payments under the Investor B/C Plan are accrued daily and paid monthly at a rate that will not exceed 0.10%, on an annualized basis, of the Investor B Shares of the Prime Fund and the Treasury Fund, respectively, and 0.75%, on an annualized basis, of the average daily net assets of the Investor C Shares of the Equity Income Fund, International Equity Fund and Government Securities Fund, respectively. Fees paid pursuant to the Investor B/C Plan are charged as expenses of the appropriate shares of a Fund as accrued. For the year ended May 31, 1995, the Prime Fund and the Treasury Fund did not accrue any such expenses and the Equity Income Fund, the Government Securities Fund and the International Fund accrued expenses under the Investor B/C Plan totaling 0.75%, on an annualized basis, of their average daily net assets.

NATIONS FUND, INC.

--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The Company also has adopted a shareholder servicing plan ("Investor B/C Servicing Plan") with respect to Investor B Shares of the Prime Fund and Treasury Fund, and Investor C Shares of the Equity Income Fund, the Government Securities Fund and the International Equity Fund. Pursuant to the Investor B/C Servicing Plan, a Fund may pay servicing agents that have entered into a shareholder servicing agreement with the Company for certain shareholder support services that are provided by the servicing agents. Payments under the Investor B/C Servicing Plan are accrued daily and paid monthly at a rate that will not exceed 0.25%, on an annualized basis, of the average daily net assets of the Investor B Shares of the Prime Fund and the Treasury Fund, respectively, and Investor C Shares of the Equity Income Fund, Government Securities Fund and International Equity Fund, respectively. Fees paid pursuant to the Investor B/C Plan are charged as expenses of the Investor B or Investor C Shares of a Fund as accrued. For the year ended May 31, 1995, the Government Securities Fund did not accrue any such expenses and the Prime Fund, the Treasury Fund, the Equity Income Fund, and the International Equity Fund each accrued expenses under the Investor B/C Servicing Plan totaling 0.25%, on an annualized basis, of their average daily net assets.

For the year ended May 31, 1995, the Funds incurred the following amounts under the above plans:

                                                                     INVESTOR B/C          INVESTOR B/C
                                                                         PLAN             SERVICING PLAN
                                                                     -----------------------------------
        Prime Fund................................................           --              $232,857
        Treasury Fund.............................................           --                50,757
        Equity Income Fund........................................     $ 31,136                10,379
        Government Securities Fund................................       29,739                    --
        International Equity Fund.................................        3,087                 1,029

The Company has adopted distribution plans ("Investor N Plan") pursuant to Rule 12b-1 under the 1940 Act for the Investor N Shares of the Equity Income Fund, Government Securities Fund and International Equity Fund. Pursuant to the Investor N Plan, the Funds pay fees directly to the distributor. Payments under the Investor N Plan are accrued daily and paid monthly at a rate that will not exceed 0.75%, on an annualized basis, of the average daily net assets of the Investor N Shares of each such Fund. Fees paid pursuant to the Investor N Plan are charged as expenses of Investor N Shares of a Fund as accrued. For the year ended May 31, 1995, the Equity Income Fund, the Government Securities Fund and the International Equity Fund accrued expenses under the Investor N Plan totaling 0.50%, 0.40% and 0.75%, respectively, on an annualized basis, of their average daily net assets.

The Company also has adopted a shareholder servicing plan ("Investor C/N Servicing Plan") with respect to the Investor C Shares of the Prime Fund and Treasury Fund, and the Investor N Shares of the Equity Income Fund, Government Securities Fund and International Equity Fund. Under the Investor C/N Servicing Plan, a Fund may pay servicing agents for shareholder support services provided and related expenses incurred by such servicing agents. Payments under the Investor C/N Servicing Plan are accrued daily and paid monthly at a rate that will not exceed 0.25%, on an annualized basis, of the average daily net assets of the Investor C Shares of the Prime Fund and Treasury Fund, respectively, and the Investor N Shares of the Equity Income Fund, International Equity Fund and Government Securities Fund, respectively. Fees paid pursuant to the Investor C/N Servicing Plan are charged as expenses of Investor C or Investor N Shares of a Fund as accrued. For the year ended May 31, 1995, the International Equity Fund did not accrue any such expenses under the Investor C/N Servicing Plan. For the year ended May 31, 1995, the Prime Fund, the Treasury Fund, the Equity Income Fund and the Government Securities Fund each accrued expenses under the Investor C/N Servicing Plan totaling 0.25%, on an annualized basis, of their average daily net assets.

For the year ended May 31, 1995, the Funds incurred the following amounts under the above plans:

                                                                      INVESTOR N          INVESTOR C/N
                                                                         PLAN            SERVICING PLAN
                                                                      ---------------------------------
        Prime Fund.................................................           --            $ 67,557
        Treasury Fund..............................................           --               5,647
        Equity Income Fund.........................................    $ 289,973             144,987
        Government Securities Fund.................................      224,710             140,443
        International Equity Fund..................................      197,156                  --

NATIONS FUND, INC.

--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The Company has adopted a shareholder servicing plan ("Investor D Servicing Plan") for the Investor D Shares of the Prime Fund and the Treasury Fund. Under the Investor D Servicing Plan, a Fund may pay servicing agents that have entered into a shareholder servicing agreement with the Company for certain shareholder support services that are provided by the servicing agents to holders of Investor D Shares. Payments under the Investor D Servicing Plan are accrued daily and paid monthly at a rate that will not exceed 0.25%, on an annualized basis, of the average daily net assets of the Investor D Shares of each Fund. Fees paid pursuant to the Investor D Servicing Plan are charged as expenses of Investor D Shares of a Fund as accrued. For the year ended May 31, 1995, the Prime Fund and the Treasury Fund accrued expenses under the Investor D Servicing Plan totaling 0.25%, on an annualized basis, of their average daily net assets.

For the year ended May 31, 1995, the Funds incurred the following amounts pursuant to the above plan.

                                                                                        INVESTOR D
                                                                                      SERVICING PLAN
                                                                                      --------------
        Prime Fund.................................................................         $1
        Treasury Fund..............................................................          1

A substantial portion of the fees paid pursuant to the Plans described above are paid to affiliates of NationsBank.

4.  PURCHASES AND SALES OF SECURITIES.

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities and U.S. government securities) for the year ended May 31, 1995 were as follows:

                                                                  PURCHASES              SALES
                                                                 ---------------------------------
        Equity Income Fund....................................   $482,722,558         $489,232,357
        Government Securities Fund............................             --            7,298,594
        International Equity Fund.............................    645,117,236          448,439,648

Cost of purchases and proceeds from sales of long-term U.S. government securities for the year ended May 31, 1995 were as follows:

                                                                  PURCHASES              SALES
                                                                 ---------------------------------
        Government Securities Fund............................   $469,228,389         $492,181,965

At May 31, 1995, aggregate gross unrealized appreciation and aggregate gross unrealized depreciation for tax purposes were as follows:

                                                                     TAX BASIS             TAX BASIS
                                                                    UNREALIZED            UNREALIZED
                                                                   APPRECIATION          DEPRECIATION
                                                                   -----------------------------------
        Equity Income Fund......................................    $ 20,044,240          $  4,457,794
        Government Securities Fund..............................       1,287,714               411,241
        International Equity Fund...............................      56,259,172            11,757,898

Information regarding dollar roll transactions for the Government Securities
Fund is as follows:

        Maximum amount outstanding during the year..............    $ 50,256,625
        Average amount outstanding during the year..............    $ 15,034,798
        Average monthly shares outstanding during the year......      11,756,930
        Average debt per share outstanding during the year......           $1.28

The average amount outstanding during the year was calculated by summing borrowings at the end of each day and dividing the sum by the number of days in the year ended May 31, 1995.

Fee income earned for the year ended May 31, 1995, by the Fund under dollar roll transactions aggregated $411,515.

NATIONS FUND, INC.

--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5.  CAPITAL STOCK.

As of May 31, 1995, 10,000,000,000 shares of $.001 par value capital stock were authorized for each class of the Funds.

6.  RESTRICTED SECURITIES.


The following securities are illiquid and restricted as to resale and, accordingly, are valued at fair value in good faith by or under the direction of the Company's Board of Directors taking into consideration such factors as the Board deems appropriate.


The following table shows the acquisition date, the par value, value per unit, market value, the percentage of the Prime Fund's total net assets that each security comprises as well as the aggregate cost of each such security at May
31, 1995.

                                                                            VALUE                     PERCENTAGE
                                              ACQUISITION                    PER        05/31/95          OF
                  SECURITY                       DATE        PAR VALUE      UNIT         VALUE        NET ASSETS         COST
 -----------------------------------------------------------------------------------------------------------------------------------
Allstate Life Insurance Company:
  6.325% 08/29/95*..........................     11/01/94   $25,000,000     $1.00     $ 25,000,000         0.6%      $ 25,000,000
  6.325% 08/29/95*..........................     12/27/94    25,000,000      1.00       25,000,000         0.6         25,000,000
Anchor National Life Insurance,
  6.183% 08/29/95*..........................     05/31/95    25,000,000      1.00       25,000,000         0.6         25,000,000
Commonwealth Life Insurance Company, Inc.:
  6.330% 11/27/95*..........................     08/02/94    10,000,000      1.00       10,000,000         0.3         10,000,000
  6.330% 11/27/95*..........................     06/01/94    62,000,000      1.00       62,000,000         1.6         62,000,000
Goldman Sachs Group, L.P.,
  6.313% 10/02/95...........................     05/03/95    50,000,000      1.00       50,000,000         1.3         50,000,000
Life Insurance Company of Georgia,
  6.350% 11/27/95*..........................     08/23/94    60,000,000      1.00       60,000,000         1.5         60,000,000
Peoples Security Life Insurance Company,
  6.330% 11/27/95*..........................     01/05/95    20,000,000      1.00       20,000,000         0.5         20,000,000
Sun Life Insurance Company,
  6.430% 11/27/95*..........................     08/19/94    50,000,000      1.00       50,000,000         1.3         50,000,000
Travelers Life Insurance Company,
  6.163% 06/30/95*..........................     01/11/95    25,000,000      1.00       25,000,000         0.6         25,000,000
---------------------------------------------------------------------------------------------------------------------------------
*Reset Date                                                                           $352,000,000         8.9%      $352,000,000
---------------------------------------------------------------------------------------------------------------------------------

The following table shows the acquisition date, the par value, value per unit, market value, the percentage of the Treasury Fund's total net assets that the security comprises as well as the aggregate cost of each such security at May
31, 1995.


                                                                             VALUE                     PERCENTAGE
                                               ACQUISITION                    PER        05/31/95          OF
            REPURCHASE AGREEMENT                  DATE        PAR VALUE      UNIT         VALUE        NET ASSETS        COST
---------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch & Company,
  6.250% 06/01/95*...........................     04/12/95   $75,000,000     $1.00     $ 75,000,000         2.4%      $75,000,000
---------------------------------------------------------------------------------------------------------------------------------
*Reset Date                                                                            $ 75,000,000         2.4%      $75,000,000
---------------------------------------------------------------------------------------------------------------------------------

Certain securities may be sold only pursuant to certain legal restrictions, and may be difficult to sell. The Prime Fund and Treasury Fund will not invest more than 10% of the value of their respective net assets in securities that are illiquid.



The following securities of the Prime Fund are restricted as to resale, however, they are considered liquid due to the put feature which allows the Fund to put the security back to the issuer at par value within seven calendar days notice.

NATIONS FUND, INC.

--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS (CONTINUED)


The following table shows the acquisition date, the par value, value per unit, market value, the percentage of the Prime Fund's total net assets that each security comprises as well as the aggregate cost of each such security at May
31, 1995.

                                                                            VALUE                     PERCENTAGE
                                              ACQUISITION                    PER        05/31/95          OF
                  SECURITY                       DATE        PAR VALUE      UNIT         VALUE        NET ASSETS         COST
 ---------------------------------------------------------------------------------------------------------------------------------
Life Insurance Company of Virginia,
  6.097% 06/07/95*..........................     08/03/94   $50,000,000     $1.00     $ 50,000,000         1.3%      $ 50,000,000
  6.125% 06/07/95*..........................     02/01/95    25,000,000      1.00       25,000,000         0.6         25,000,000
  6.125% 06/07/95*..........................     03/01/95    25,000,000      1.00       25,000,000         0.6         25,000,000
---------------------------------------------------------------------------------------------------------------------------------
*Reset Date                                                                           $100,000,000         2.5%      $100,000,000
---------------------------------------------------------------------------------------------------------------------------------

7.  ORGANIZATION COSTS.

Each Fund bears all costs in connection with its organization including the fees and expenses of registering and qualifying its shares for distribution under Federal and state securities regulations. All such costs are being amortized on the straight-line method over a period of five years from the commencement of operations of each Fund. In the event that any of the shares issued by the Funds to their sponsor prior to the commencement of the Funds' public offering ("initial shares") are redeemed during such amortization period, the Fund will be reimbursed for any unamortized costs in the same proportion as the number of shares redeemed bears to the number of initial shares outstanding at the time of the redemption. All such costs for the Prime Fund and the Treasury Fund have been fully amortized.

8.  FOREIGN SECURITIES.

The Equity Income Fund and the International Equity Fund invest in foreign securities. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.

9.  LINE OF CREDIT.

The Company and Nations Fund Trust participate in a $25 million line of credit provided by Mellon Bank, N.A. (the "Bank") under a Line of Credit Agreement (the "Agreement") dated March 17, 1994. Advances under the Agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the Agreement, each Fund may borrow up to the lesser of $10 million or 5% of its net assets. Interest on borrowings is payable either at the Bank's Money Market Rate or the London Interbank Offered Rate (LIBOR) plus 0.25% on an annualized basis. Each Fund and the other affiliated entities are charged an aggregate commitment fee of 0.25% per annum on the amount of the credit. Each Fund is liable only for any commitment with respect to such Fund and shall not be liable for the portion of the commitment fee of any other fund. The Agreement requires, among other things, that each participating fund maintain a ratio of net assets (not including funds borrowed pursuant to the Agreement) to aggregate amount of indebtedness pursuant to the Agreement of no less than 4 to 1. During the year ended May 31, 1995, the Funds did not borrow under the Agreement.

10.  CAPITAL LOSS CARRYFORWARD.


At May 31, 1995 the following Funds had available for Federal income tax purposes unused capital losses as follows:

                                                               EXPIRING IN 2000     EXPIRING IN 2003
                                                               -------------------------------------
        Prime Fund...........................................      $420,174                    --
        Government Securities Fund...........................            --            $6,877,846

NATIONS FUND, INC.

--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS (CONTINUED)


Under the current tax law, capital and currency losses realized after October
31, may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended May 31, 1995, the following Funds have elected to defer losses occurring between November 1, 1994 and May 31, 1995 under these rules, as follows:

                                                     POST-OCTOBER           POST-OCTOBER CAPITAL
                                                       CURRENCY         SHORT TERM         LONG TERM
                         FUND NAME                   LOSS DEFERRAL     LOSS DEFERRAL     LOSS DEFERRAL
        ----------------------------------------------------------------------------------------------
        Prime Fund.................................            --       $     7,378                --
        Treasury Fund..............................            --            10,035                --
        Equity Income Fund.........................            --                --       $ 1,449,728
        Government Securities......................            --                --           211,303
        International Equity.......................   $22,131,570        11,443,956        (8,147,321)

11.  SUBSEQUENT EVENTS.

Advisory Services:

Effective July 1, 1995, the Company on behalf of the International Equity Fund, entered into a sub-investment advisory agreement with Nations Gartmore Investment Management ("Nations Gartmore"). Nations Gartmore is a joint venture structured as a general partnership between NB Partner Group, a wholly owned subsidiary of NationsBank and Gartmore U.S. Limited, a wholly owned subsidiary of Gartmore plc. NationsBank is entitled to receive an advisory fee of 0.90% of the average daily net assets of the International Equity Fund. For services provided and expenses assumed pursuant to a sub-investment advisory agreement, Nations Gartmore is entitled to receive from NationsBank a sub-advisory fee of 0.70% of the average daily net assets of the International Equity Fund.

Directors' Compensation:

Each Fund's eligible Directors may participate in a deferred compensation plan and a retirement plan which may be terminated at any time. All benefits provided under these plans are unfunded and any payments to plan participants are paid solely out of the Funds' assets. Pursuant to an exemptive order granted by the Securities and Exchange Commission on June 20, 1995, income earned on each plan participant's deferral account is tied to the rate of return of the eligible mutual funds selected by the participants or, if no funds are selected, to the rate of return of the Treasury Fund.

NATIONS FUND, INC.
--------------------------------------------------------------------------------
   REPORT OF INDEPENDENT ACCOUNTANTS

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF NATIONS FUND, INC.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, statements of cash flows for the Nations Treasury Fund and the Nations Government Securities Fund, statements of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nations Prime Fund, Nations Treasury Fund, Nations Equity Income Fund, Nations Government Securities Fund and Nations International Equity Fund (each a portfolio of Nations Fund, Inc.) (the "Funds") at May 31, 1995, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 1995 by correspondence with custodians and brokers and the application of alternative procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
Boston, Massachusetts
July 19, 1995

NATIONS FUND, INC.
--------------------------------------------------------------------------------
   TAX INFORMATION (UNAUDITED)

YEAR ENDED MAY 31, 1995

The amount of long-term capital gain paid for the fiscal year ended May 31, 1995 was as follows:

        Equity Income Fund.........................................................   $8,692,388
        International Equity Fund..................................................    5,059,433

For the fiscal year ended May 31, 1995, the total amount of income received by the International Equity Fund from sources within foreign countries and possessions of the United States was $0.2033 per share (representing a total of $10,554,146). The total amount of taxes paid by the International Equity Fund to such countries was $0.0261 per share (representing a total of $1,357,039).

Of the distributions made by the Equity Income Fund during the fiscal year ended May 31, 1995, 42.81% qualify for the dividends received deduction available to corporate shareholders.

NATIONS FUND, INC.
--------------------------------------------------------------------------------
   MEETING OF SHAREHOLDERS

On March 31, 1995, a Special Meeting of Shareholders of Nations International Equity Fund (the "Fund") was held. The purposes of the meeting were (1) to approve a new sub-advisory agreement among Nations Gartmore Investment Management, NationsBank and the Company, on behalf of the Fund ("Proposal I");
(2) to approve an amendment to an existing investment advisory agreement between NationsBank and the Company, on behalf of the Fund, that would increase the maximum annual advisory/sub-advisory fees from approximately 0.78% to 0.90% of the Fund's average daily net assets ("Proposal II"); and (3) to ratify and approve an interim sub-advisory agreement among Gartmore Capital Management Limited and NationsBank, on behalf of the Fund, that had become effective on February 1, 1995 ("Proposal III").

With respect to Proposal I, at the meeting, 45,825,902 votes were cast in favor of the proposal, 125,246 votes were cast against the proposal and 2,982,092 votes were withheld. In addition, there were 102,115 abstentions with respect to Proposal I. With respect to Proposal II, at the meeting, 45,668,340 votes were cast in favor of the proposal, 289,648 votes were cast against the proposal and 2,982,092 votes were withheld. There were 95,276 abstentions with respect to Proposal II. Finally, with respect to Proposal III, at the meeting, 45,816,182 votes were cast in favor of the proposal, 119,942 votes were cast against the proposal and 2,982,092 votes were withheld. There were 117,139 abstentions with respect to Proposal III.

                   THE NATIONS FUND FAMILY

                   EQUITY FUNDS
                   GROWTH
                   Nations Capital Growth Fund
                   Nations Disciplined Equity Fund
                   Nations Emerging Growth Fund
                   Nations Equity Index Fund*
                   Nations International Equity Fund

                   GROWTH AND INCOME
                   Nations Balanced Assets Fund
                   Nations Equity Income Fund
                   Nations Value Fund

                   BOND FUNDS
                   INCOME
                   Nations Adjustable Rate Government Fund
                   Nations Diversified Income Fund
                   Nations Government Securities Fund
                   Nations Managed Bond Fund
                   Nations Short-Intermediate Government Fund
                   Nations Short-Term Income Fund
                   Nations Strategic Fixed Income Fund
                   Nations Mortgage-Backed Securities Fund*

                   TAX-EXEMPT INCOME
                   Nations Florida Municipal Bond Fund
                   Nations Florida Intermediate Municipal Bond Fund Nations Georgia Municipal Bond Fund
                   Nations Georgia Intermediate Municipal Bond Fund Nations Maryland Municipal Bond Fund
                   Nations Maryland Intermediate Municipal Bond Fund Nations North Carolina Municipal Bond Fund
                   Nations North Carolina Intermediate Municipal Bond Fund Nations South Carolina Municipal Bond Fund
                   Nations South Carolina Intermediate Municipal Bond Fund Nations Tennessee Municipal Bond Fund
                   Nations Tennessee Intermediate Municipal Bond Fund Nations Texas Municipal Bond Fund
                   Nations Texas Intermediate Municipal Bond Fund
                   Nations Virginia Municipal Bond Fund
                   Nations Virginia Intermediate Municipal Bond Fund Nations Municipal Income Fund
                   Nations Intermediate Municipal Bond Fund
                   Nations Short-Term Municipal Income Fund

                   MONEY MARKET FUNDS
                   Nations Government Money Market Fund
                   Nations Prime Fund
                   Nations Tax Exempt Fund
                   Nations Treasury Fund

                   *Trust classes only

This report is submitted for the general information of shareholders of Nations Fund, Inc. For more detailed information about Nations Fund, Inc., including fees and expenses, please see the prospectus and statement of additional information of Nations Fund, Inc.

NATIONS FUND                                            -------------
PO Box 9654                                               ---------
Providence, RI 02940-9654                                 BULK RATE
Toll Free 1-800-982-2271                                U.S. POSTAGE
                                                            PAID
                                                         BOSTON, MA
                                                          PERMIT NO.
                                                            54201
                                                          --------
                                                        ------------

                       NATIONS FUND, INC.

                           FORM N-1A

PART C.    OTHER INFORMATION

Item 24.   Financial Statements and Exhibits

(a)    Financial Statements:

   Included in Part A:

       Per Share Income and Capital Changes

   Included in Part B:

             Audited Financial Statements for the Nations Prime, Nations Treasury, Nations Equity Income, Nations Government Securities and Nations International Equity Portfolios:

          Schedule of Investments for May 31, 1995
          Statements of Assets and Liabilities for May 31, 1995
          Statements of Operations for the year ended May 31, 1995 Statements of Changes in Net Assets for the years ended May 31, 1995 and May 31, 1994
          Notes to Financial Statements
          Financial Highlights
          Report of Independent Accountants dated July 19, 1995

   Included in Part C:

          Consent of Independent Accountants

(b)    Exhibits

   Exhibit
   Number

          (1) Articles of Incorporation dated December 13, 1983, and the amendment to the Articles of Incorporation dated March 10, 1986, are incorporated herein by reference to Registrant's Registration Statement filed March 17, 1986 ("Registration Statement").

          (1)(a) Articles of Amendment dated July 30, 1986, are incorporated by reference to Pre-Effective Amendment No. 2, filed August 29, 1986.

          (1)(b) Articles of Amendment dated October 4, 1989 and
                 Articles Supplementary dated November 30, 1989, are incorporated by reference to Post-Effective Amendment No. 7, filed July 31, 1990.

          (1)(c) Articles Supplementary dated March 26, 1991, are incorporated by reference to Post-Effective Amendment No. 9, filed March 29, 1991.

          (1)(d) Articles Supplementary filed April 24, 1992, are incorporated by reference to Post-Effective Amendment No. 13, filed April 30, 1992.

          (1)(e) Articles Supplementary filed July 27, 1992, are incorporated by reference to Post-Effective Amendment No. 14, filed July 30, 1992.

          (1)(f) Articles Supplementary filed February 22, 1993, are incorporated by reference to Post-Effective Amendment No. 20, filed March 26, 1993.

          (1)(g) Articles Supplementary, relating to the establishment of the money market funds' Investor C Shares are incorporated by reference to Post-Effective Amendment No. 21, filed March 29, 1994.

          (1)(h) Articles Supplementary relating to the changing of the designation of Investor C Shares to Investor N Shares and Investor B Shares to Investor C Shares for the non-money market funds are incorporated by reference to Post-Effective Amendment No. 21, filed March 29, 1994.

          (1)(i) Articles Supplementary relating to the establishment of Investor D Shares of the Nations Prime Fund and Nations Treasury Fund are incorporated by reference to Post-Effective Amendment No. 23, filed December 22, 1994.

          (2)(a) By-Laws are incorporated by reference to Registrant's Registration Statement, filed March 17, 1986.

          (2)(b) Amended and Restated By-Laws effective as of October 2, 1989, are incorporated by reference to Post-Effective Amendment No. 5, filed August 1, 1989.

          (2)(c) Amendment to By-Laws dated September 6, 1991, is incorporated by reference to Post-Effective Amendment No. 11, filed September 30, 1991.

          (3)    None.

          (4)(a) Specimen copy of share certificates, shall be filed by amendment.

          (5)(a) Investment Advisory Agreement between Registrant and NCNB Texas National Bank, dated October 3, 1988, relating to the Prime and Treasury Portfolios, is incorporated by reference to Post-Effective Amendment No. 4, filed September 15, 1988.

          (5)(b) Investment Advisory Agreement between Registrant and NCNB National Bank of North Carolina, dated December 4, 1989, relating to the Tax-Exempt Money Market Portfolio is incorporated by reference to Post-Effective
                 Amendment No. 6, filed October 16, 1989.

          (5)(c) Investment Advisory Agreement between Registrant and NCNB National Bank of North Carolina, dated March 22, 1991, relating to the Equity Income Portfolio, is incorporated by reference to Post-Effective Amendment No. 9, filed March 29, 1991.

          (5)(d) Investment Advisory Agreement between Registrant and NCNB National Bank of North Carolina, dated March 22, 1991, relating to the Government Securities Portfolio, is incorporated by reference to Post-Effective
                 Amendment No. 9 filed March 29, 1991.

          (5)(e) Investment Advisory Agreement between Registrant and NCNB National Bank of North Carolina, dated September 27, 1991, relating to the International Equity
                 Portfolio, is incorporated by reference to Post-Effective Amendment No. 13, filed April 30, 1992.

          (5)(f) Amendment to the Investment Advisory Agreement described in (5)(a) above, dated June 30, 1992, among Registrant and NationsBank of Texas, N.A. ("NationsBank Texas"), and NationsBank of North Carolina, N.A. ("NationsBank North Carolina"), is incorporated by reference to Post-Effective Amendment No. 14, filed July 30, 1992.

          (5)(g) Investment Advisory Agreement between Registrant and NationsBank North Carolina dated June 1, 1995, relating to the Nations International Equity Fund, is incorporated by reference to Post-Effective Amendment No. 26, filed June 30, 1995.

          (5)(h) Sub-Advisory Agreement among Registrant, NationsBank North Carolina and Nations Gartmore Investment Management, dated July 1, 1995, relating to the Nations International Equity Fund, is incorporated by reference to Post-Effective Amendment No. 26, filed June 30, 1995.

          (5)(i) Investment Advisory Agreement between NationsBanc Advisors, Inc, ("NBAI") and Registrant is filed herewith.

          (5)(j) Sub-Investment Advisory Agreement between TradeStreet Investment Associates, Inc. ("TradeStreet") and Registrant is filed herewith.

          (5)(k) Sub-Investment Advisory Agreement between Nations Gartmore Investment Management ("Nations Gartmore") and Registrant is filed herewith.


          (6)(a) Amended and Restated Distribution Agreement between Registrant and Funds Distributor, Inc., dated May 1, 1992, is incorporated by reference to Post-Effective Amendment No. 14, filed July 30, 1992.

          (6)(b) Amendment No. 1 dated February 3, 1993 to the Amended and Restated Distribution Agreement between Registrant and Funds Distributor, Inc., dated May 1, 1992, relating to the Money Market Funds' Investor B Shares and the Non-Money Market Funds' Investor C Shares of the Company, is incorporated by reference to Post-Effective Amendment No. 20, filed March 26, 1993.

          (6)(c) Forms of Broker-Dealer and Bank Agreements between Registrant and Funds Distributor, Inc., are incorporated by reference to Post-Effective Amendment No. 13, filed April 30, 1992.

          (6)(d) Shareholder Administration Agreement for Trust B Shares is filed herewith.


          (6)(e) Shareholder Administration Agreement for Trust B Shares for Nations Fund Trust, Registrant and Nations Fund Portfolios, Inc. is filed herewith.


          (7)    None.

          (8)(a) Mutual Fund Custody Agreement between Registrant and NCNB Texas National Bank dated July 31, 1990, relating to Prime, Government and Tax-Exempt Money Market
                 Portfolios, is incorporated by reference to Post-Effective Amendment No. 8, filed January 24, 1991.

          (8)(b) Custody Agreement between Registrant and Boston Safe Deposit and Trust Company dated December 1, 1992, relating to Nations International Equity Fund, is incorporated by reference to Post-Effective Amendment No. 20, filed March 26, 1993.

          (8)(c) Amendment No. 1 to Mutual Fund Custody Agreement dated July 31, 1990, between Registrant and NationsBank Texas dated July 31, 1990 relating to Nations Government Securities Fund and Nations Equity Income Fund, is incorporated by reference to Post-Effective Amendment No. 20, filed March 26, 1993.

          (8)(d) Global Custody Agreement between the Registrant, on behalf of Nations International Equity Fund, and Morgan Guaranty Trust Company of New York is incorporated by reference to post-Effective Amendment No. 2, filed September 28, 1995.

          (9)(a) Transfer Agency Agreement between Registrant and NCNB Texas National Bank, dated October 1, 1991, relating to Institutional Classes (currently known as Trust
                 Shares), is incorporated by reference to Post-Effective Amendment No. 14, filed July 30, 1992.

          (9)(b) Transfer Agency and Registrar Agreement, dated June 1, 1992, between Registrant and The Shareholder Servicing Group, Inc., relating to Investor Shares, is incorporated by reference to Post-Effective Amendment No. 14, filed July 30, 1992.

          (9)(c) Amendment No. 1 dated February 3, 1993, to the Transfer Agency and Registrar Agreement between Registrant and The Shareholder Services Group, Inc. dated April 25, 1992, relating to the Money Market Funds' Investor B Shares and the Non-Money Market Funds' Investor C Shares of the Company, is incorporated by reference to Post-Effective Amendment No. 20, filed March 26, 1993.

          (9)(d) Amendment No. 2 to the Transfer Agency and Registrar Agreement between Registrant and The Shareholder Services Group, Inc. dated April 25, 1992, relating to the addition of the Investor C Shares to the Money Market Funds of the Company, is incorporated by reference to Post-Effective Amendment No. 20, filed March 26, 1993.

          (9)(e) Shareholder Services Plan relating to the Trust B Shares, is incorporated by reference to Post-Effective Amendment No. 13, filed April 30, 1992.

          (9)(f) Form of Shareholder Servicing Agreement, relating to the Trust B Shares, is incorporated by reference to Post-Effective Amendment No. 19 to its Registration Statement, filed May 27, 1993.

          (9)(g) Shareholder Servicing Plan for Investor A Shares incorporated by reference to Post-Effective Amendment No. 21, filed March 29, 1994.

          (9)(h) Forms of Shareholder Servicing Agreement for Investor A Shares are incorporated by reference to Post-Effective Amendment No. 21, filed March 29, 1994.

          (9)(i) Amended and Restated Shareholder Servicing Plan for Investor B Shares of the Money Market Funds and Investor C Shares (formerly Investor B Shares) of the Non-Money Market Funds is incorporated by reference to Post-Effective Amendment No. 21, filed March 29, 1994.

          (9)(j) Forms of Shareholder Servicing Agreement for Investor B Shares of the Money Market Funds and Investor C Shares (formerly Investor B Shares) of the Non-Money Market Funds are incorporated by reference to Post-Effective Amendment No. 21, filed March 29, 1994.

          (9)(k) Shareholder Servicing Plan for Investor C Shares of the Money Market Funds and Investor N Shares (formerly Investor C Shares) of the Non-Money Market Funds is incorporated by reference to Post-Effective Amendment No. 21, filed March 29, 1994.

          (9)(l) Forms of Shareholder Servicing Agreement for Investor C Shares of the Money Market Funds and Investor N Shares (formerly Investor C Shares) of the Non-Money Market Funds are incorporated by reference to Post-Effective Amendment No. 21, filed March 29, 1994.

          (9)(m) Cross Indemnification Agreement dated July 30, 1992 by and between the Registrant and Nations Fund, is incorporated by reference to Post-Effective Amendment No. 15, filed December 23, 1992.

          (9)(n) Amended and Restated Administration Agreement, dated May 1, 1992, between the Registrant and The Boston Company Advisors, Inc., is incorporated by reference to Amendment No. 14, filed July 30, 1992.

          (9)(o) Amendment No. 1 dated February 3, 1993, to the Amended and Restated Administration Agreement, dated July 1, 1992, between the Registrant and The Boston Company Advisors, Inc. relating to the addition of the Money Market Funds' Investor B Shares and the Non-Money Market Funds' Investor C Shares, is incorporated by reference to Amendment No. 20, filed March 26,
                 1993.

          (9)(p) Amended Fee Letter dated December 1, 1992, among
                 Registrant, The Boston Company Advisors, Inc. and Nations Fund Trust, is incorporated by reference to Amendment No. 20, filed March 26, 1993.

          (9)(q) Cross-Indemnification dated June 27, 1995 between the Company, Nations Fund Trust and Nations Fund
                 Portfolios, Inc. is incorporated by reference to Post-Effective Amendment No. 26, filed June 30, 1995.

          (10)   Opinion and Consent of Counsel is filed herewith.

          (11) Consent of Independent Accountants -- Price Waterhouse LLP is filed herewith.

          (12)   None.

          (13)   None.

          (14)(a) Prototype Individual Retirement Account Plan, is incorporated by reference to Amendment No. 20, filed March 26, 1993.

          (15)(a) Amended and Restated Shareholder Servicing and
                  Distribution Plan pursuant to Rule 12b-1, relating to Investor A Shares, is incorporated by reference to Post-Effective Amendment No. 21, filed March 29, 1994.

          (15)(b) Form of Sales Support Agreement, relating to Investor A Shares is incorporated by reference to Post-Effective Amendment No. 21, filed March 29, 1994.

          (15)(c) Amended and Restated Distribution Plan, relating to Investor B Shares of the Money Market Funds and Investor C Shares (formerly Investor B Shares) of the Non-Money Market Funds is incorporated by reference to Post-Effective Amendment No. 21, filed March 29, 1994.

          (15)(d) Form of Sales Support Agreement relating to Investor B Shares of the Money Market Funds and Investor C Shares (formerly Investor B Shares) of the Non-Money Market Funds is incorporated by reference to Post-Effective Amendment No. 21, filed March 29, 1994.

          (15)(e) Distribution Plan relating to the non-money market funds' Investor N Shares (formerly Investor C Shares) is incorporated by reference to Post-Effective
                  Amendment No. 21, filed March 29, 1994.

          (15)(f) Form of Sales Support Agreement, relating to non-money market funds' Investor N Shares (formerly Investor C Shares) is incorporated by reference to Post-Effective Amendment No. 21, filed March 29, 1994.

          15(g) Shareholder Administration Plan for Trust B Shares is filed herewith.

          (16)(a) Schedules for Computation of Trust A Shares is incorporated by reference to Post-Effective Amendment No. 21, filed March 29, 1994.

          (16)(b) Schedules for Computation of Trust B Shares, shall be filed by amendment.

          (16)(c) Schedules for Computation of Investor A Shares is incorporated by reference to Post-Effective Amendment No. 21, filed March 29, 1994.

          (16)(d) Schedules for Computation of Investor C Shares
                  (formerly Investor B Shares) is incorporated by reference to Post-Effective Amendment No. 21, filed March 29, 1994.

          (16)(e) Schedules for Computation of Investor N Shares
                  (formerly Investor C Shares) is incorporated by reference to Post-Effective Amendment No. 21, filed March 29, 1994.

           17     N/A

           18 Revised Form of Plan entered into by Registrant pursuant to Rule 18f-3 under the Investment Company Act of 1940 (the "1940 Act") is incorporated by reference to Post-Effective Amendment No. 25, filed March 31, 1995.

Item 25.  Persons Controlled By or Under Common Control With Registrant

       Registrant is controlled by its Board of Directors.

Item 26.  Number of Holders of Securities


       The following information is as of January 25, 1996.


Title of Class                                             Number of
                                                           Record Holders


Nations Prime Fund
                               - Trust A Shares              22,524
                               - Trust B Shares                 196
                               - Investor A Shares           94,997
                               - Investor B Shares              798
                               - Investor C Shares
                               - Investor D Shares              126

Nations Treasury Fund
                               - Trust A Shares               4,579
                               - Trust B Shares                 137
                               - Investor A Shares            1,763
                               - Investor B Shares               97
                               - Investor C Shares
                               - Investor D Shares                6

Nations Equity Income Fund
                               - Trust A Shares               1,557
                               - Trust B Shares                   0
                               - Investor A Shares            2,211
                               - Investor C Shares              236
                               - Investor N Shares            7,342

Nations Government Securities Fund
                               - Trust A Shares                 520
                               - Trust B Shares                  76
                               - Investor A Shares              394
                               - Investor C Shares              147
                               - Investor N Shares            2,659

Nations International Equity Fund
                               - Trust A Shares               9,201
                               - Trust B Shares                   0
                               - Investor A Shares              980
                               - Investor C Shares               63
                               - Investor N Shares            5,601


Item 27. Indemnification

    Under the terms of the Maryland Corporation Law and the Registrant's Charter and By-Laws, incorporated by reference as Exhibits (1) and 2(a) hereto, provides for the indemnification of Registrant's directors and employees. Indemnification of Registrant's principal underwriter, custodian, and transfer agent is provided for, respectively, in the Registrant's:

    1. Amended and Restated Administration Agreement with the Boston Company Advisor's, Inc.;

    2. Amended and Restated Distribution Agreement with Funds
       Distributor, Inc.;

    3. Mutual Fund Custody Agreement with NationsBank of Texas;

    4. Custody Agreement with Boston Safe Deposit and Trust Company;

    5. Transfer Agency Agreement with NationsBank Texas; and

    6. Transfer Agency and Registrar Agreement with The Shareholder Services Group, Inc.

    The Registrant has entered into a Cross Indemnification Agreement with Nations Fund Trust (the "Trust") and Nations Fund Portfolios, Inc. ("Portfolios") dated June 27, 1995. The Trust and/or the Portfolios will indemnify and hold harmless the Company against any losses, claims, damages or liabilities, to which the Company may become subject, under the Securities Act of 1933 (the "Act") and the 1940
    Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Prospectuses, any Preliminary Prospectuses, the Registration Statements, any other Prospectuses relating to the securities, or any amendments or supplements to the foregoing (hereinafter referred to collectively as the "Offering Documents"), or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Offering Documents in reliance upon and in conformity with written information furnished to the Company by the Trust and/or Portfolios expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim; provided, however, that the Trust and/or Portfolios shall not be liable in any such case to the extent that any such loss, claim, damage, or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Offering Documents in reliance upon and in conformity with written information furnished to the Trust and/or Portfolios by the Company expressly for use in the Offering
    Documents.

    Promptly after receipt by an indemnified party above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission to so notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, to assume the defense thereof, with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation.

    Registrant has obtained from a major insurance carrier a directors' and officers' liability policy covering certain types of errors and omissions. In no event will Registrant indemnify any of its directors, officers, employees, or agents against any liability to which such person would otherwise be subject by reason of his/her willful misfeasance, bad faith, gross negligence in the performance of his/her duties, or by reason of his/her reckless disregard of the duties involved in the conduct of his/her office or arising under his agreement with Registrant. Registrant will comply with Rule 484 under the Act and Release No. 11330 under the 1940 Act, in connection with any indemnification.

    Insofar as indemnification for liability arising under the Act may be permitted to directors, officers, and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28. Business and Other Connections of Investment Advisers

    To the knowledge of the Registrant, none of the directors or officers of NBAI, TradeStreet or Nations Gartmore Investment Management ("Nations Gartmore") except those set forth below, is or has been, at any time during the past two calendar years, engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers also hold various positions with, and engage in business for, the company that owns all the outstanding stock (other than directors' qualifying shares) of NBAI, TradeStreet or Nations Gartmore or other subsidiaries of NationsBank Corporation. Set forth below are the names and principal businesses of the directors and certain of the senior executive officers of Nations Gartmore who are engaged in any other business, profession, vocation or employment of a substantial nature.


    (a) Nations Gartmore performs sub-investment advisory services for Registrant and certain other customers. Listed below are the names and principal occupation of the directors and principal executive officers of Nations Gartmore. The address for the individuals listed below is Nations Gartmore, Gartmore House, 16-18 Monument Street, London EC3R 8AJ, England and NationsBank North Carolina, One NationsBank Plaza, Charlotte, North Carolina 28255.

                      Position with
Name                  Gartmore Capital          Principal Occupation

Charles G. Smith IV   Chief Executive Officer    Chief Executive Officer,
                                                 Nations Gartmore Investment
                                                 Management

Simon H. Davies       Chief Investment Officer   Chief Investment Officer,
                                                 Nations Gartmore Investment
                                                 Management; Director of
                                                 International Investments,
                                                 Gartmore Investment Limited

James B. Sommers      Committee Member           NationsBank Corporation
                                                 President, NationsBank Trust

John W. Munce         Committee Member           Executive Vice President,
                                                 NationsBank, N.A. (Carolinas)

Mark H. Williamson    Committee Member           Senior Vice President,
                                                 NationsBank, N.A. (Carolinas)

Paul Myners           Committee Member           Executive Chairman, Gartmore
                                                 plc

Andrew J. Brown       Committee Member           Finance Director and Chairman,
                                                 Gartmore Fund Managers
                                                 International Limited, Gartmore
                                                 Money Management Limited,
                                                 Gartmore Administration
                                                 Services Limited

David W. Watts        Committee Member           Chief Investment Officer,
                                                 Gartmore plc

     No officer or director of Nations Fund, Inc. is an officer, employee, director, general partner or shareholder of Nations Gartmore or any affiliate thereof.


(b) NBAI performs investment advisory services for the Registrant and certain other customers. NBAI is a wholly owned subsidiary of NationsBank, N.A. ("NationsBank"), which in turn is a wholly owned banking subsidiary of NationsBank Corporation. Information with respect to each director and officer of the investment adviser is incorporated by reference to Form ADV filed by NBAI with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940 (file no. 801-49874).


(c) TradeStreet performs sub-investment advisory services for the Registrant and certain other customers. TradeStreet is a wholly owned subsidiary of NationsBank, which in turn is a wholly owned banking subsidiary of NationsBank Corporation. Information with respect to each director and officer of the sub-investment adviser is incorporated by reference to Form filed by TradeStreet with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940 (file no. 801-50372).

Item 29.  Principal Underwriters

 (a) Stephens Inc., distributor for the Registrant, does not presently act as investment adviser for any other registered investment companies, but does act as principal underwriter for the Overland Express Funds, Inc., Stagecoach Inc., Stagecoach Funds, Inc. and Stagecoach Trust and is the exclusive placement agent for Master Investment Trust, Managed Series Investment Trust, Life & Annuity Trust and Master Investment Portfolio, all of which are registered open-end management investment companies, and has acted as principal underwriter for the Liberty Term Trust, Inc., the Nations Government Income Term Trust 2003, Inc., Nations Government Income Term Trust 2004, Inc. and Managed Balanced Target Maturity Fund, Inc., closed-end management investment companies.

 (b) Information with respect to each director and officer of the principal underwriter is incorporated by reference to Form ADV filed by Stephens Inc. with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940 (file #501-15510).

 (c) Not applicable.

Item 30.  Location of Accounts and Records

   (1) NationsBank Texas, 901 Main Street Dallas, Texas 75202 (records relating to its function as custodian for the Nations Prime, Nations Treasury, Nations Government Securities and Nations Equity Income Funds, and records relating to its function as transfer agent for the Trust A and B Shares).


   (2) NBAI, One NationsBank Plaza, Charlotte, North Carolina 28255 (records relating to its function as investment adviser).


   (3) TradeStreet, One NationsBank Plaza, Charlotte, North Carolina 28255 (records relating to its function as sub-adviser).

   (4) Nations Gartmore, Gartmore House, 16-18 Monument Street, London EC3R 8AJ, England (records relating to its functions as sub-adviser for the Nations International Equity Fund).

   (5) Stephens Inc., 111 Center Street, Little Rock, Arkansas 72201 (records relating to its functions as distributor).

   (6) Stephens Inc., 111 Center Street, Little Rock, Arkansas 72201 (records relating to its functions as Administrator).

   (7) The Shareholder Services Group, Inc. One Exchange Place, Boston, Massachusetts 02109 (records relating to its functions as Co-Administrator and Transfer Agent for the Investor A, B, C, D and N Shares).

   (8) NationsBank of Texas, 1401 Elm Street, Dallas, Texas 75202
       (records relating to its function as Sub-Transfer Agent for the Trust A and B Shares and custodian).

   (9) Morgan Guaranty Trust Company, Avenue des Arts, 35 1040 Brussels, Belgium (records relating to its function as custodian of Nations International Equity Fund).


Item 31. Management Services

         Inapplicable.

Item 32. Undertakings

     (a) Registrant undertakes to call a meeting for the purpose of voting upon the question or removal of a director or directors when requested in writing to do so by the holders of at least 10% of a Fund's outstanding shares of beneficial interest and in connection with such meeting to comply with the provisions of Section 16(c) of the 1940 Act, relating to shareholder communications.

     (b) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's most recent annual report to shareholders upon request and without charge.

                                SIGNATURES


   Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Little Rock, State of Arkansas on the 26th day of January, 1996.


                             NATIONS FUND, INC.

                             By:                  *
                                          A. Max Walker
                                       President and Chairman
                                     of the Board of Directors

                             By:       /s/ Richard H. Blank, Jr.
                                          Richard H. Blank, Jr.
                                            *Attorney-in-Fact

    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

        SIGNATURES                 TITLE                        DATE

        *                  President and Chairman          January 26, 1996
(A. Max Walker)           of the Board of Directors
                         (Principal Executive Officer)

         *                         Treasurer               January 26, 1996
(Richard H. Rose)               Vice President
                           (Principal Financial and
                              Accounting Officer)

         *                           Director              January 26, 1996
(Edmund L. Benson, III)

         *                           Director              January 26, 1996
(James Ermer)

         *                           Director              January 26, 1996
(William H. Grigg)

         *                           Director              January 26, 1996
(Thomas F. Keller)

         *                           Director              January 26, 1996
(Carl E. Mundy, Jr.)

         *                           Director              January 26, 1996
(Charles B. Walker)


         *                           Director              January 26, 1996
(Thomas S. Word)


/s/ Richard H. Blank, Jr.
Richard H. Blank, Jr.
*Attorney-in-Fact

                                EXHIBIT INDEX

Exhibit                                                               Page
Number        Description                                             Number

EX-27.011 to EX-27.016 - Financial Data Schedules - Nations Prime Fund EX-27.021 to EX-27.026 - Financial Data Schedules - Nations Treasury Fund EX-27.031 to EX-27.034 - Financial Data Schedules - Nations Equity Income Fund EX-27.041 to EX-27.044 - Financial Data Schedules - Nations Government Securities Fund
EX 27.051 to EX 27.054 - Financial Data Schedules - Nations International Equity Fund

EX-B99.5(i)  Investment Advisory Agreement between NBAI
             and Registrant

EX-B99.5(j)  Sub-Investment Advisory Agreement between TradeStreet and Registrant

EX-B99.5(k)  Sub-Investment Advisory Agreement between Nations Gartmore and Registrant

EX-B99.6(d)  Shareholder Administration Agreement for Trust B
             Shares for Registrant

EX-B99.6(e)  Shareholder Administration Agreement for Trust B
             Shares for the Registrant, Nations Fund Trust and Nations Fund Portfolios, Inc.

EX-B99.10    Opinion and Consent of Counsel

EX-B99.11    Consent of Independent Accountants --
             Price Waterhouse LLP

EX-B99.15(g) Shareholder Administration Plan for Trust B Shares